                                                               File No. 811-1136
                                                               File No. 2-19458
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      |_|
                     Post-Effective Amendment No.   83                       |X|
                                    and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              |_|
                     Post-Effective Amendment No.   83                       |X|

                        (Check appropriate box or boxes)

                              SECURITY EQUITY FUND
               (Exact Name of Registrant as Specified in Charter)

                 700 HARRISON STREET, TOPEKA, KANSAS 66636-0001
                (Address of Principal Executive Offices/Zip Code)

               Registrant's Telephone Number, including area code:
                                 (785) 431-3127

                                                   Copies To:
      John D. Cleland, President                   Amy J. Lee, Secretary
      Security Equity Fund                         Security Equity Fund
      700 Harrison Street                          700 Harrison Street
      Topeka, KS 66636-0001                        Topeka, KS 66636-0001
      (Name and address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

|_| immediately  upon filing  pursuant to paragraph  (b)
|_| on January 28, 1999, pursuant to paragraph (b)
|_| 60 days after filing pursuant to paragraph (a)(1)
|_| on January 28,  1999,  pursuant to  paragraph  (a)(1)
|_| 75 days after filing  pursuant  to  paragraph  (a)(2)
|X| on January 28,  1999,  pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

|_| this post-effective amendment designates a new effective date for a previously filed post-effective amendment

*  SECURITY GROWTH AND INCOME FUND
*  SECURITY EQUITY FUND
   -  Equity Series
   -  Global Series
   -  Value Series
   -  Small Company Series
   -  Enhanced Index Series
   -  International Series
   -  Select 25 Series
*  SECURITY ULTRA FUND


                                JANUARY 31, 1999


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THE  SECURITIES AND EXCHANGE  COMMISSION  HAS NOT APPROVED OR DISAPPROVED  THESE
SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
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
FUNDS' OBJECTIVES...........................................................   2
 Security Growth and Income Fund............................................   2
 Security Equity Fund.......................................................   2
 Security Global Fund.......................................................   2
 Security Value Fund........................................................   2
 Security Small Company Fund................................................   2
 Security Enhanced Index Fund...............................................   2
 Security International Fund................................................   2
 Security Select 25 Fund....................................................   2
 Security Ultra Fund........................................................   2
FUNDS' PRINCIPAL INVESTMENT STRATEGIES......................................   2
  Security Growth and Income Fund...........................................   2
  Security Equity Fund......................................................   2
  Security Global Fund......................................................   3
  Security Value Fund.......................................................   3
  Security Small Company Fund...............................................   3
  Security Enhanced Index Fund..............................................   3
  Security International Fund...............................................   4
  Security Select 25 Fund...................................................   4
  Security Ultra Fund.......................................................   4
MAIN RISKS..................................................................   5
  Market Risk...............................................................   5
  Smaller Companies.........................................................   5
  Value Stocks..............................................................   5
  Growth Stocks.............................................................   5
  Foreign Securities........................................................   5
  Emerging Markets..........................................................   5
  Options and Futures.......................................................   6
  Fixed-Income Securities...................................................   6
  Active Trading............................................................   6
PAST PERFORMANCE............................................................   7
FEES AND EXPENSES OF THE FUNDS..............................................  10
INVESTMENT ADVISER..........................................................  11
  Management Fees...........................................................  12
  Portfolio Managers........................................................  12
  Year 2000 Compliance......................................................  13
BUYING SHARES...............................................................  14
  Class A Shares............................................................  14
  Class A Distribution Plan.................................................  14
  Class B Shares............................................................  14
  Class B Distribution Plan.................................................  15
  Class C Shares............................................................  15
  Class C Distribution Plan.................................................  15
  Waiver of Deferred Sales Charge...........................................  15
  Confirmations and Statements..............................................  15
SELLING SHARES..............................................................  16
  By Mail...................................................................  16
  By Telephone..............................................................  16
  By Broker.................................................................  16
  Payment of Redemption Proceeds............................................  16
DIVIDENDS AND TAXES.........................................................  17
  Taxability of Distributions...............................................  17
  Taxes on Sales or Exchanges...............................................  17
DETERMINATION OF NET ASSET VALUE............................................  17
SHAREHOLDER SERVICES........................................................  17
  Accumulation Plan.........................................................  17
  Systematic Withdrawal Program.............................................  18
  Exchange Privilege........................................................  18
  Retirement Plans..........................................................  19
GENERAL INFORMATION.........................................................  19
  Stockholder Inquiries.....................................................  19
FINANCIAL HIGHLIGHTS........................................................  20
APPENDIX A - CLASS A SHARES REDUCED SALES CHARGES...........................  26
  Rights of Accumulation....................................................  26
  Statement of Intention....................................................  26
  Reinstatement Privilege...................................................  26

FUNDS' OBJECTIVES

Described below are the investment objectives for each of the Funds. The Funds' Board of Directors may change their investment objectives without shareholder approval.

SECURITY GROWTH AND INCOME FUND -- The Growth and Income Fund seeks long-term growth of capital with secondary emphasis on income.

SECURITY EQUITY FUND -- The Equity Fund seeks long-term capital growth.

SECURITY GLOBAL FUND -- The Global Fund seeks long-term growth of capital primarily through investment in securities of companies domiciled in foreign countries and the United States.

SECURITY VALUE FUND -- The Value Fund seeks long-term growth of capital.

SECURITY SMALL COMPANY FUND -- The Small Company Fund seeks long-term growth of capital.

SECURITY ENHANCED INDEX FUND -- The Enhanced Index Fund seeks to outperform the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index") through stock selection resulting in different weightings of common stocks relative to the index.

SECURITY INTERNATIONAL FUND -- The International Fund seeks long-term capital appreciation primarily by investing in non-U.S. equity securities and other securities with equity characteristics.

SECURITY SELECT 25 FUND -- The Select 25 Fund seeks long-term growth of capital.

SECURITY ULTRA FUND -- The Ultra Fund seeks capital appreciation.

FUNDS' PRINCIPAL INVESTMENT STRATEGIES

SECURITY GROWTH AND INCOME FUND -- The Fund pursues its objective by investing in a well-diversified portfolio of stocks that the Investment Manager believes are attractively valued with above-average growth potential. The Fund also invests in fixed-income securities, which are less volatile than stocks, to adjust the risk characteristics of the portfolio. Fixed-income securities and stocks that provide income will make up at least 25 percent of the Fund's portfolio.

The Investment Manager uses a value-oriented strategy to choose stocks. The Investment Manager identifies stocks that are believed to be undervalued in terms of price or other financial measurements and that have above average growth potential. The Fund typically invests in the common stock of companies whose total market value is $1 billion or greater at the time of purchase.

To manage risk, the Investment Manager invests more in fixed-income securities, stocks that provide income and cash during declining or volatile market conditions. Fixed-income securities consist of U.S. government securities and high yield securities (also referred to as "junk bonds").

Under adverse market conditions, the fund could invest some or all of its assets in government bonds or money market securities. Although the Fund would do this only in seeking to avoid losses, it could reduce the benefit from any upswing in the market.

SECURITY EQUITY FUND -- The Fund pursues its objective by investing at least 65% of its total assets in a widely-diversified portfolio of stocks.

To choose stocks, the Investment Manager uses a blended approach, investing in growth stocks and value stocks. The Investment Manager typically chooses larger, growth-oriented companies. The Investment Manager will also invest in value-oriented stocks to reduce the Fund's potential volatility. In choosing the balance of growth stocks and value stocks, the Investment Manager compares the potential risks and rewards of each category.

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GROWTH-ORIENTED STOCKS are stocks of established companies that typically have a record of consistent earnings growth.

VALUE-ORIENTED STOCKS are stocks of companies that are believed to be undervalued in terms of price or other financial measurements and that have above average growth potential.
--------------------------------------------------------------------------------

Under adverse market conditions, the Fund could invest some or all of its assets in cash or money market securities. Although the Fund would do this only in seeking to avoid losses, it could reduce the benefit from any upswing in the market.

SECURITY GLOBAL FUND -- The Fund pursues its objective by investing in a diversified portfolio of securities with at least 65% of its total assets in at least three countries, one of which may be the United States. The Fund primarily invests in foreign and domestic common stocks or convertible stocks of growth-oriented companies considered to have appreciation possibilities. Investments in debt securities may be made in uncertain market conditions.

The Sub-Adviser, OppenheimerFunds, Inc., uses a disciplined theme approach to choose securities in foreign and U.S. markets. By identifying key worldwide trends, Oppenheimer can focus on areas they believe offer some of the best opportunities for long-term growth. These trends fall into three categories of change: (1) technological change; (2) demographic/geopolitical change; and (3) changing resource need.

Oppenheimer looks for the following securities:

*  Stocks of small, medium and large growth-oriented companies worldwide.
*  Companies that stand to benefit from one or more global trends.
* Businesses with strong competitive positions and high demand for their products or services.

To lower the risks of foreign investing, such as currency fluctuations, Oppenheimer diversifies broadly across countries and industries.

Under adverse market conditions, the Fund could invest some or all of its assets in debt obligations consisting of repurchase agreements and money market instruments of foreign or domestic countries and the U.S. and foreign governments.

SECURITY VALUE FUND -- The Fund pursues its objective by investing at least 65% of its total assets in a diversified portfolio of stocks which are considered undervalued.

The Investment Manager typically chooses stocks that appear undervalued relative to assets, earnings, growth potential or cash flows. The value stocks included in the Fund's portfolio consist of all sizes of companies, but due to the nature of value companies, typically consist of small- to medium-size companies.

Under adverse market conditions, the Fund could invest some or all of its assets in cash or money market securities. Although the Fund would do this only in seeking to avoid losses, it could reduce the benefit from any upswing in the market.

SECURITY SMALL COMPANY FUND -- The Fund pursues its investment objective by investing at least 65% of its assets in equity securities of domestic and foreign companies with market capitalizations of less than $1.2 billion at the time of purchase. In addition, the Fund may invest in securities of emerging growth companies (some of which have market capitalizations over $1.2 billion) including companies that are past their start-up phase and that show positive earnings and prospects of achieving significant profit and gain in a relatively short period of time.

The Sub-Adviser, Strong Capital Management, Inc., focuses on common stocks of companies that it believes are reasonably priced and have above-average growth potential. Strong may decide to sell a stock when the company's growth prospects become less attractive.

Under adverse market conditions, the Fund could invest some or all of its assets in cash, fixed-income securities or money market securities. Although the Fund would do this only in seeking to avoid losses, it could reduce the benefit from any upswing in the market.

SECURITY ENHANCED INDEX FUND -- The Fund pursues its objective by investing in a portfolio of stocks representative of the holdings in the S&P 500 Index. The stocks are analyzed with a set of quantitative criteria that may indicate whether a particular stock will predictably generate returns that will exceed or be less than the S&P 500 Index. Based on the quantitative criteria, the Sub-Adviser, Bankers Trust Company, determines whether the Fund should (1) overweight - invest more in a particular stock, (2) underweight - invest less in a particular stock or (3) hold a neutral position in the stock - invest a similar amount in a particular stock, relative to the proportion of the S&P 500 Index that the stock represents. While the majority of issues held by the Fund will be similar to those comprising the S&P 500, approximately 100 will be over or underweighted relative to the index. In addition, Bankers Trust may determine that certain S&P 500 stocks should not be held by the Fund in any amount. The Fund may invest up to 25% of its assets in equity securities of companies not included in the index. Bankers Trust believes that its quantitative criteria will result in a portfolio with an overall risk similar to that of the S&P 500.

--------------------------------------------------------------------------------
THE S&P 500 INDEX is a well-known stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all common stocks publicly traded in the U.S., most of which are listed on the NYSE.
--------------------------------------------------------------------------------

SECURITY INTERNATIONAL FUND -- The Fund pursues its objective by investing, under normal circumstances, at least 65% of its assets in equity securities of foreign issuers. These issuers are primarily established companies based in developed countries outside of the United States. However, the Fund may also invest in securities of issuers based in underdeveloped countries. Investments in these countries will be based on what the Sub-Adviser, Bankers Trust Company, believes to be an acceptable degree of risk in anticipation of superior returns. The Fund will at all times be invested in the securities of issuers based in at least 3 countries other than the United States.

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EQUITY  SECURITIES  include  common  stock,  preferred  stock,  trust or limited
partnership   interests,   rights  and  warrants  and   convertible   securities
(consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock).
--------------------------------------------------------------------------------

The Fund's investments will generally be diversified among several geographic regions and countries. Bankers Trust uses the following criteria to determine the appropriate distribution of investments among various countries and regions:

*  The prospects for relative growth among foreign countries;
*  Expected levels of inflation;
*  Government policies influencing business conditions;
*  The outlook for currency relationships; and
*  The range of alternative opportunities available to international investors.

In countries and regions with well-developed capital markets where more information is available, Bankers Trust will seek to select individual investments for the Fund. Criteria for selection of individual securities include:

*  The issuer's competitive position;
*  Prospects for growth;
*  Management strength;
*  Earnings quality;
*  Underlying asset value;
*  Relative market value; and
*  Overall marketability.

In other countries and regions where capital markets are underdeveloped or not easily accessed and information is difficult to obtain, Bankers Trust may choose to invest only at the market level. Here the Fund may seek to achieve country exposure through use of options or futures based upon an established index of securities of locally based issuers. Similarly, country exposure may also be achieved through investments in other registered investment companies.

Under adverse market conditions, the Fund could invest some or all of its assets in cash or money market securities. Although the Fund would do this only in seeking to avoid losses, it could reduce the benefit from any upswing in the market.

SECURITY SELECT 25 FUND -- The Fund pursues its objective by concentrating its investments in a core position of 20-30 common stocks of growth companies which have exhibited consistent above average earnings growth. The Investment Manager selects as the core position for the Fund, what it believes to be the premier growth companies. The Investment Manager uses a "bottom-up" approach in selecting growth stocks. Portfolio holdings will be replaced when one or more of the companies' fundamentals have changed and, in the opinion of the Investment Manager, it is no longer a premier growth company.

--------------------------------------------------------------------------------
BOTTOM-UP APPROACH means that the Investment Manager looks primarily at individual companies against the context of broader market factors.
--------------------------------------------------------------------------------

Under adverse market conditions, the Fund could invest some or all of its assets in cash or money market securities. Although the Fund would do this only in seeking to avoid losses, it could reduce the benefit from any upswing in the market.

SECURITY ULTRA FUND -- The Fund pursues its objective by investing in a diversified portfolio of stocks that the Investment Manager believes are attractively valued with the greatest potential for appreciation. The Investment Manager uses a value-oriented strategy and "bottom-up" approach to choose stocks. The Investment Manager identifies stock of companies that are in the early to middle stages of growth and are valued at a reasonable price. Stocks considered to have appreciation potential often include securities of smaller and less mature companies which often have unique proprietary products or profitable market niches and the potential to grow very rapidly.

Under adverse market conditions, the Fund could invest some or all of its assets in cash or money market securities. Although the Fund would do this only in seeking to avoid losses, it could reduce the benefit from any upswing in the market.

MAIN RISKS

An investment in the Funds is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

MARKET RISK -- While stocks have historically been a leading choice of long-term investors, they do fluctuate in price. The value of an investment in the Funds will go up and down, which means investors could lose money.

SMALLER COMPANIES -- Securities of smaller companies may present additional risks because their earnings are less predictable, their share prices more volatile and their securities are less liquid than larger, more established companies. Some of the Funds' investments will rise and fall based on investor perception rather than economics.

VALUE STOCKS -- Investments in value stocks are subject to the risk that their intrinsic values may never be realized by the market, or their prices may go down. While the funds' investments in value stocks may limit downside risk over time, the fund may, as a trade-off, produce more modest gains than riskier stock funds.

GROWTH STOCKS -- Investments in growth stocks may lack the dividend yield that can cushion stock prices in market downturns. Growth companies are expected to increase their earnings at a certain rate. If expectations are not met, investors can punish the stocks inordinately, even if earnings do increase.

FOREIGN SECURITIES -- Global Fund, International Fund and, to a lesser extent, the other Funds may invest in foreign securities and/or American Depositary Receipts (ADRs). Investing in foreign securities involves additional risks such as currency fluctuations, differences in financial reporting standards, a lack of adequate company information and political instability.

RISKS OF CONVERSION TO EURO. On January 1, 1999, eleven countries in the European Monetary Union will adopt the euro as their official currency. However, their current currencies (for example, the franc, the mark, and the lire) will also continue in use until January 1, 2002. After that date, it is expected that only the euro will be used in those countries. A common currency is expected to confer some benefits in those markets, by consolidating the government debt market for those countries and reducing some currency risks and costs. But the conversion to the new currency will affect the Funds operationally and also has potential risks, some of which are listed below. Among other things, the conversion will affect:

* issuers in which the Funds invest, because of changes in the competitive environment from a consolidated currency market and greater operational costs from converting to the new currency. This might depress stock values.

* vendors the Funds depend on to carry out their business, such as the custodian bank (which holds the foreign securities the Funds buy), the Investment Manager (which prices the Funds' investments to deal with the conversion to the euro) and brokers, foreign markets and securities depositories. If they are not prepared, there could be delays in settlements and additional costs to the Funds.

* exchange contracts and derivatives that are outstanding during the transition to the euro. The lack of currency rate calculations between the affected currencies and the need to update the Funds' contracts could pose extra costs to the Funds.

The Investment Manager is upgrading its computer and bookkeeping systems to deal with the conversion. The Funds' custodian bank has advised the Investment Manager of its plans to deal with the conversion, including how it will update its record keeping systems and handle the redenomination of outstanding foreign debt. The possible effect of these factors on the Funds' investments cannot be determined with certainty at this time, but they may reduce the value of some of the Funds' holdings and increase its operational costs.

EMERGING MARKETS -- Global Fund and International Fund may invest in securities of developing countries or emerging markets. All of the risks of investing in foreign securities are heightened by investing in developing countries and emerging markets. The markets of developing countries have been more volatile than the markets of developed countries with mature economies. These markets often have provided higher rates of return, and greater risks, to investors.

OPTIONS AND FUTURES -- Global Fund, Enhanced Index Fund and International Fund may invest some of their assets in options and futures. These practices are used primarily to hedge the fund's portfolio or to increase returns. However, there is the risk that such practices sometimes may reduce returns or increase volatility.

FIXED-INCOME SECURITIES -- Growth and Income Fund may invest a significant portion of its assets in fixed-income securities. Bond investing may present risks because their market value is affected by changes in interest rates. When interest rates rise, the market value of a bond declines. Generally, the longer a bond's maturity, the greater the risk. A bond's value can also be affected by changes in the credit rating or financial condition of its issuer. In addition, investments in higher yielding, high risk debt securities may present additional risk because these securities may be less liquid than investment grade bonds and they tend to be more susceptible to high interest rates and to real or perceived adverse economic and competitive industry conditions. Because bond values fluctuate, an investor may receive more or less money than originally invested.

ACTIVE TRADING -- The Growth and Income, Global, Value, Small Company and Ultra Funds may engage in active trading which will increase the costs the Funds incur. It may also increase the amount of capital gains tax an investor pays on the Funds' returns.

PAST PERFORMANCE

The charts and tables below give an indication of the Funds' risks and performance. The charts show changes in the Funds' performance from year to year. The tables show how the Funds' average annual total returns for the periods indicated compare to those of broad measures of market performance. As with all mutual funds, past performance is not a prediction of future results.

--------------------------------------------------------------------------------
                        SECURITY GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

                  [BAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

                                1998           %
                                1997       31.7%
                                1996       12.0%
                                1995       27.8%
                                1994       -7.9%
                                1993        8.2%
                                1992        4.8%
                                1991       21.8%
                                1990       -3.0%
                                1989       20.5%

         --------------------------------------------------------------
         HIGHEST AND LOWEST RETURNS (QUARTERLY 1989-1998)
         --------------------------------------------------------------
                                                   QUARTER ENDING
         Highest                           %
         Lowest                            %
         --------------------------------------------------------------
         AVERAGE ANNUAL TOTAL RETURNS (THROUGH DECEMBER 31, 1998)
         --------------------------------------------------------------
                                        PAST       PAST        PAST
                                       1 YEAR     5 YEARS    10 YEARS
         Series A                          %           %          %
         S&P 500*                          %           %          %
         --------------------------------------------------------------

--------------------------------------------------------------------------------
                              SECURITY EQUITY FUND
--------------------------------------------------------------------------------

                  [BAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

                                1998         %
                                1997     29.6%
                                1996     22.7%
                                1995     38.4%
                                1994     -2.5%
                                1993     14.6%
                                1992     10.7%
                                1991     35.2%
                                1990     -4.6%
                                1989     30.7%

         --------------------------------------------------------------
         HIGHEST AND LOWEST RETURNS (QUARTERLY 1989-1998)
         --------------------------------------------------------------
                                                   QUARTER ENDING
         Highest                           %
         Lowest                            %
         --------------------------------------------------------------
         AVERAGE ANNUAL TOTAL RETURNS (THROUGH DECEMBER 31, 1998)
         --------------------------------------------------------------
                                        PAST       PAST        PAST
                                       1 YEAR     5 YEARS    10 YEARS
         Series A                          %           %          %
         S&P 500                           %           %          %
         --------------------------------------------------------------

--------------------------------------------------------------------------------
                              SECURITY GLOBAL FUND
--------------------------------------------------------------------------------

                  [BAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

                                1998         %
                                1997      6.9%
                                1996     17.1%
                                1995     10.4%
                                1994      1.3%
                                1993      3.3%
                                1992      N/A
                                1991      N/A
                                1990      N/A
                                1989      N/A

         --------------------------------------------------------------
         HIGHEST AND LOWEST RETURNS (QUARTERLY 1989-1998)
         --------------------------------------------------------------
                                                   QUARTER ENDING
         Highest                           %
         Lowest                            %
         --------------------------------------------------------------
         AVERAGE ANNUAL TOTAL RETURNS (THROUGH DECEMBER 31, 1998)
         --------------------------------------------------------------
                                  PAST       PAST       LIFE OF FUND
                                 1 YEAR     5 YEARS   (SINCE 10/1/93)
         Series A                    %           %             %
         Morgan Stanley              %           %             %
         Capital International
         World Index
         --------------------------------------------------------------
         *For the period October 1, 1993 (date of inception) to December 31, 1993.

--------------------------------------------------------------------------------
                              SECURITY VALUE FUND
--------------------------------------------------------------------------------

                  [BAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

                                1998         %
                                1997     29.5%
                                1996     N/A
                                1995     N/A
                                1994     N/A
                                1993     N/A
                                1992     N/A
                                1991     N/A
                                1990     N/A
                                1989     N/A

         --------------------------------------------------------------
         HIGHEST AND LOWEST RETURNS (QUARTERLY 1989-1998)
         --------------------------------------------------------------
                                                   QUARTER ENDING
         Highest                           %
         Lowest                            %
         --------------------------------------------------------------
         AVERAGE ANNUAL TOTAL RETURNS (THROUGH DECEMBER 31, 1998)
         --------------------------------------------------------------
                                        PAST         LIFE OF FUND
                                       1 YEAR       (SINCE 5/1/97)
         Series A                          %                %
         BARRA Value Index                 %                %
         --------------------------------------------------------------
         *For the period May 1, 1997 (date of  inception)  to  December
          31, 1997.

--------------------------------------------------------------------------------
                          SECURITY SMALL COMPANY FUND
--------------------------------------------------------------------------------

                  [BAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

                                1998         %
                                1997     -3.9%
                                1996      N/A
                                1995      N/A
                                1994      N/A
                                1993      N/A
                                1992      N/A
                                1991      N/A
                                1990      N/A
                                1989      N/A

         --------------------------------------------------------------
         HIGHEST AND LOWEST RETURNS (QUARTERLY 1989-1998)
         --------------------------------------------------------------
                                                   QUARTER ENDING
         Highest                           %
         Lowest                            %
         --------------------------------------------------------------
         AVERAGE ANNUAL TOTAL RETURNS (THROUGH DECEMBER 31, 1998)
         --------------------------------------------------------------
                                        PAST         LIFE OF FUND
                                       1 YEAR      (SINCE 10/15/97)
         Series A                          %                %
         Russell 2000 Index                %                %
         --------------------------------------------------------------
         *For the period of October 15, 1997 (date of inception) to December 31, 1997.

--------------------------------------------------------------------------------
                              SECURITY ULTRA FUND
--------------------------------------------------------------------------------

                  [BAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

                                1998          %
                                1997      17.8%
                                1996      18.0%
                                1995      19.3%
                                1994      -6.6%
                                1993       9.9%
                                1992       7.7%
                                1991      59.7%
                                1990     -27.4%
                                1989      11.9%

         --------------------------------------------------------------
         HIGHEST AND LOWEST RETURNS (QUARTERLY 1989-1998)
         --------------------------------------------------------------
                                                   QUARTER ENDING
         Highest                           %
         Lowest                            %
         --------------------------------------------------------------
         AVERAGE ANNUAL TOTAL RETURNS (THROUGH DECEMBER 31, 1998)
         --------------------------------------------------------------
                                        PAST       PAST        PAST
                                       1 YEAR     5 YEARS    10 YEARS
         Series A                          %           %          %
         S&P Midcap 400                    %           %          %
         --------------------------------------------------------------

FEES AND EXPENSES OF THE FUNDS

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUND.

--------------------------------------------------------------------------------
SHAREHOLDER FEES (ALL FUNDS)
(fees paid directly from your investment)
--------------------------------------------------------------------------------
                                               CLASS A     CLASS B       CLASS C
                                               SHARES      SHARES(1)     SHARES
Maximum Sales Charge Imposed on Purchases
(as a percentage of offering price)             5.75%        None         None

Maximum Deferred Sales Charge (as a
percentage of original purchase price or
redemption proceeds, whichever is lower)        None(2)      5%(3)        1%(4)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                         DISTRIBUTION                                       TOTAL ANNUAL FUND
                             MANAGEMENT FEES            (12b-1) FEES(5)           OTHER EXPENSES(6)         OPERATING EXPENSES
                        -------------------------  -------------------------  -------------------------  ---------------------------
                        CLASS A  CLASS B  CLASS C  CLASS A  CLASS B  CLASS C  CLASS A  CLASS B  CLASS C  CLASS A  CLASS B  CLASS C

Growth and Income Fund   1.21%    1.21%    1.21%    None     1.00%    1.00%    0.00%    0.00%    0.00%    1.21%    2.21%    2.21%
Equity Fund              1.02%    1.02%    1.02%    None     1.00%    1.00%    0.00%    0.00%    0.00%    1.02%    2.02%    2.02%
Global Fund              2.00%    2.00%    2.00%    None     1.00%    1.00%    0.00%    0.00%    0.00%    2.00%    3.00%    3.00%
Value Fund               1.00%    1.00%    1.00%    None     1.00%    1.00%    0.51%    0.59%    0.59%    1.51%*   2.59%*   2.59%*
Small Company Fund       1.00%    1.00%    1.00%    0.25%    1.00%    1.00%    1.40%    1.38%    1.38%    2.63%*   3.38%*   3.38%*
Enhanced Index Fund      0.75%    0.75%    0.75%    0.25%    1.00%    1.00%    0.52%    0.52%    0.52%    1.52%    2.27%    2.27%
International Fund       1.10%    1.10%    1.10%    0.25%    1.00%    1.00%    0.57%    0.57%    0.57%    1.92%    2.67%    2.67%
Select 25 Fund           0.75%    0.75%    0.75%    0.25%    1.00%    1.00%    0.79%    0.79%    0.79%    1.79%    2.54%    2.54%
Ultra Fund               1.23%    1.23%    1.23%    None     1.00%    1.00%    0.00%    0.00%    0.00%    1.23%    2.23%    2.23%
------------------------------------------------------------------------------------------------------------------------------------

1 Class B shares convert tax-free to Class A shares automatically after eight years.

2 Purchases of Class A shares in amounts of $1,000,000 or more are not subject to an initial sales load; however, a deferred sales charge of 1% is imposed in the event of redemption within one year of purchase.

3  5% during the first year, decreasing to 0% in the sixth and following years.

4 A deferred sales charge of 1% is imposed in the event of redemption within one year of purchase.

5 Long-term holders of shares that are subject to an asset-based sales charge may pay more than the equivalent of the maximum front-end sales charge otherwise permitted by NASD Rules.

6 The amount of "Other Expenses" of Enhanced Index Fund, International Fund and Select 25 Fund is based on estimated amounts for the period ending September 30, 1999.

*Each of these Funds' total annual operating expenses for the most recent fiscal year were less than the amount shown because of a fee waiver or reimbursement of expenses by the Funds' Investment Manager. The Investment Manager waives a portion of its management fee and/or reimburses expenses in order to keep each Fund's total operating expenses at or below a specified level. The Investment
 Manager may eliminate all or part of the fee waiver or reimbursement at any time. With the fee waiver and reimbursement, the Funds' actual total annual fund operating expenses for the year ended September 30, 1998, were as follows:

                    ----------------------------------------
                                          CLASS A    CLASS B
                    ----------------------------------------
                    Value Fund             1.27%      2.34%
                    Small Company Fund     1.40%      2.38%
                    ----------------------------------------
EXAMPLE

This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

------------------------------------------------------------------------------------------------------------------------------------
                                 1 YEAR                     3 YEARS                    5 YEARS                    10 YEARS
                        -------------------------  -------------------------  -------------------------  ---------------------------
                        CLASS A  CLASS B  CLASS C  CLASS A  CLASS B  CLASS C  CLASS A  CLASS B  CLASS C  CLASS A  CLASS B  CLASS C

Growth and Income Fund   $690     $720     $320    $  940   $  990   $  690   $1,200   $1,380   $1,180   $1,950   $2,540   $2,540
Equity Fund               670      710      310       880      930      630    1,110    1,290    1,090    1,750    2,350    2,350
Global Fund               770      800      400     1,170    1,230      930    1,590    1,780    1,580    2,770    3,320    3,320
Value Fund                720      760      360     1,020    1,110      810    1,350    1,580    1,380    2,270    2,920    2,920
Small Company Fund        830      840      440     1,350    1,340    1,040    1,890    1,960    1,760    3,370    3,670    3,670
Enhanced Index Fund       720      730      330     1,030    1,010      710      ---      ---      ---      ---      ---      ---
International Fund        760      770      370     1,140    1,130      830      ---      ---      ---      ---      ---      ---
Select 25 Fund            750      760      360     1,110    1,090      790      ---      ---      ---      ---      ---      ---
Ultra Fund                690      730      330       940    1,000      700    1,210    1,390    1,190    1,980    2,560    2,560
------------------------------------------------------------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares.

------------------------------------------------------------------------------------------------------------------------------------
                                 1 YEAR                     3 YEARS                    5 YEARS                    10 YEARS
                        -------------------------  -------------------------  -------------------------  ---------------------------
                        CLASS A  CLASS B  CLASS C  CLASS A  CLASS B  CLASS C  CLASS A  CLASS B  CLASS C  CLASS A  CLASS B  CLASS C

Growth and Income Fund   $690     $220     $220    $  940   $  690   $  690   $1,200   $1,180   $1,180   $1,950   $2,540   $2,540
Equity Fund               670      210      210       880      630      630    1,110    1,090    1,090    1,750    2,350    2,350
Global Fund               770      300      300     1,170      930      930    1,590    1,580    1,580    2,770    3,320    3,320
Value Fund                720      260      260     1,020      810      810    1,350    1,380    1,380    2,270    2,920    2,920
Small Company Fund        830      340      340     1,350    1,040    1,040    1,890    1,760    1,760    3,370    3,670    3,670
Enhanced Index Fund       720      230      230     1,030      710      710      ---      ---      ---      ---      ---      ---
International Fund        760      270      270     1,140      830      830      ---      ---      ---      ---      ---      ---
Select 25 Fund            750      260      260     1,110      790      790      ---      ---      ---      ---      ---      ---
Ultra Fund                690      230      230       940      700      700    1,210    1,190    1,190    1,980    2,560    2,560
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT ADVISER

Security Management Company, LLC (the "Investment Manager"), 700 SW Harrison Street, Topeka, Kansas, is the Funds' investment adviser. On September 30, 1998, the aggregate assets of all of the mutual funds under the investment management of the Investment Manager were approximately $4.7 billion.

The Investment Manager has engaged OppenheimerFunds, Inc., Two World Trade Center, New York, New York 10048, to provide investment advisory services to Global Fund. Oppenheimer currently manages over $85 billion in assets. Oppenheimer became the Global Fund's Sub-Adviser on November 1, 1998, replacing Lexington Management Corporation which served as Sub-Adviser of the Fund from its inception in October 1993 to November 1, 1998.

The Investment Manager has engaged Strong Capital Management, Inc. ("Strong"), 900 Heritage Reserve, Menomonee Falls, Wisconsin 53051, to provide investment advisory services to the Small Company Fund. Strong was established in 1974 and as of September 30, 1998, manages over $30 billion in assets.

The Investment Manager has also engaged Bankers Trust Company, One Bankers Trust Plaza, New York, New York 10006, to provide investment advisory services to the Enhanced Index Fund and International Fund. Banker's Trust was founded in 1903 and manages over $300 billion in assets.

MANAGEMENT FEES -- The following chart shows the investment management fees paid by each fund during the last fiscal year.

            -------------------------------------------------------
            MANAGEMENT FEES
            (expressed as a percentage of average net assets)
            -------------------------------------------------------
            Growth and Income Fund........................   1.21%
            Equity Fund...................................   1.02%
            Global Fund...................................   2.00%
            Value Fund....................................   1.00%
            Small Company Fund............................   1.00%
            Enhanced Index Fund*..........................   0.75%
            International Fund*...........................   1.10%
            Select 25 Fund*...............................   0.75%
            Ultra Fund....................................   1.23%
            -------------------------------------------------------
            *These Funds were not available until January 31, 1998.
            -------------------------------------------------------

The Investment Manager, as part of the investment advisory agreement with Security Equity Fund, has agreed to cap the total annual expenses of Enhanced Index Fund and Select 25 Fund to 1.75% and International Fund to 2.25%, in each case exclusive of interest, taxes, extraordinary expenses, brokerage fees and commissions and 12b-1 fees.

PORTFOLIO MANAGERS -- SIDNEY F. HOOTS, Managing Director of Bankers Trust, has been the manager of Enhanced Index Fund since its inception in January 1999. He is the Senior Portfolio Manager for the Structured Equity Group at Bankers Trust. He has responsibility for a variety of funds ranging from an enhanced index fund using quantitative stock selection to an equity-based relative value hedge fund which combines traditional hedge fund trading with quantitative techniques. In addition, he is responsible for a tax-advantaged equity product. Mr. Hoots also directs the quantitative equity research effort. Mr. Hoots joined Bankers Trust in 1983 and has 15 years of investment experience. He has a B.S. degree from Duke University and a M.B.A. from the University of Chicago. He is also a Member of the American Finance Association.

MICHAEL LEVY, Managing Director of Bankers Trust, has been co-lead manager of International Fund since its inception in January 1999. He has been a portfolio manager of other investment products with similar investment objectives since joining Bankers Trust in 1993. Mr. Levy is Bankers Trust's International Equity Strategist and is head of the international equity team. He has served in each of these capacities since 1993. The international equity team is responsible for the day-to-day management of the Fund as well as other international equity portfolios managed by Bankers Trust. Mr. Levy's experience prior to joining Bankers Trust includes senior equity analyst with Oppenheimer & Company, as well as positions in investment banking, technology and manufacturing enterprises. He has 27 years of business experience, of which seventeen years have been in the investment industry.

TERRY A. MILBERGER, Senior Portfolio Manager of the Investment Manager, has been the manager of Equity Fund since 1981 and has been the manager of Select 25 Fund since its inception in January 1999. He has more than 20 years of investment experience. He began his career as an investment analyst in the insurance industry and from 1974 through 1978 he served as an assistant portfolio manager for the Investment Manager. He was then employed as Vice President of Texas Commerce Bank and managed its pension assets until he returned to the Investment Manager in 1981. Mr. Milberger holds a bachelor's degree in business and a Masters of Business Administration from the University of Kansas and is a Chartered Financial Analyst. His investment philosophy is based on patience and opportunity for the long-term investor.

RONALD C. OGNAR, Portfolio Manager of Strong, has been the manager of Small Company Fund since its inception in 1997. He is a Chartered Financial Analyst with more than 25 years of investment experience. Mr. Ognar joined Strong in April 1993 after two years as a principal and portfolio manager with RCM Capital Management. For approximately 3 years prior to his position at RCM Capital Management, he was a portfolio manager at Kemper Financial Services in Chicago. Mr. Ognar began his investment career in 1968 at LaSalle National Bank. He is a graduate of the University of Illinois with a bachelor's degree in accounting.

MICHAEL A. PETERSEN, Senior Portfolio Manager of the Investment Manager, has been the manager of Growth and Income Fund since January 1998. He has 15 years of investment experience. Prior to joining the Investment Manager in 1997, he was Director of Equity Research and Fund Management at Old Kent Bank and Trust Corporation from 1988 to 1997. Prior to 1988, he was an Investment Officer at First Asset Management. Mr. Petersen earned a Bachelor of Science degree in Accounting from the University of Minnesota. He is a Chartered Financial Analyst.

ROBERT REINER, Principal at Bankers Trust, has been co-lead manager of International Fund since its inception in January 1999. He has been a portfolio manager of other investment products with similar investment objectives since joining Bankers Trust in 1994. At Bankers Trust, he has been involved in developing analytical and investment tools for the group's international equity team; his primary focus has been on Japanese and European markets. Prior to joining Bankers Trust, he was an equity analyst and also provided macroeconomic coverage for Scudder, Stevens & Clark from 1993 to 1994. He previously served as Senior Analyst at Sanford C. Bernstein & Co. from 1991 to 1992, and was instrumental in the development of Bernstein's International Value Fund. Mr. Reiner spent more than nine years at Standard & Poor's Corporation, where he was a member of its international ratings group. His tenure included managing the day-to-day operations of the Standard & Poor's Corporation Tokyo office for three years.

JAMES P. SCHIER, Portfolio Manager of the Investment Manager, has been the manager of Value Fund since its inception in 1997 and has managed Ultra Fund since January 1998. He has 13 years experience in the investment field and is a Chartered Financial Analyst. While employed by the Investment Manager, he also served as a research analyst. Prior to joining the Investment Manager in 1995, he was a portfolio manager for Mitchell Capital Management from 1993 to 1995. From 1988 to 1993 he served as Vice President and Portfolio Manager for Fourth Financial. Prior to 1988, Mr. Schier served in various positions in the investment field for Stifel Financial, Josepthal & Company and Mercantile Trust Company. Mr. Schier earned a bachelor of business degree from the University of Notre Dame and an M.B.A. from Washington University.

JULIE WANG, Principal at Bankers Trust, has been co-manager of International Fund since its inception in January 1999. She has been a manager of other investment products with similar investment objectives since joining Bankers Trust in 1994. Ms. Wang has primary focus on the Asia-Pacific region and the Fund's emerging market exposure. Prior to joining Bankers Trust, Ms. Wang was an investment manager at American International Group, where she advised in the management of $7 billion of assets in Southeast Asia, including private and listed equities, bonds, loans and structured products. Ms. Wang received her B.A. (economics) from Yale University and her M.B.A. from the Wharton School.

YEAR 2000 COMPLIANCE -- Like other mutual funds, as well as other financial and business organizations around the world, the Funds could be adversely affected if the computer systems used by the Investment Manager, and other service providers, in performing their administrative functions do not properly process and calculate date-related information and data before, during and after January 1, 2000. Some computer software and hardware systems currently cannot distinguish between the year 2000 and the year 1900 or some other date because of the way date fields were encoded. This is commonly known as the "Year 2000 Problem." If not addressed, the Year 2000 Problem could impact the management services provided to the Funds by the Investment Manager, as well as transfer agency, accounting, custody, distribution and other services provided to the Funds and their shareholders.

The Investment Manager has adopted a plan to be "Year 2000 Compliant" with respect to both its internally built systems as well as systems provided by external vendors. "Year 2000 Compliant" means that systems and programs which require modification will have the date fields expanded to include the century information and that for interfaces to external organizations as well as new systems development the year portion of the date field will be expanded to four digits using the format YYYYMMDD. The Investment Manager's overall approach to addressing the Year 2000 issue is as follows: (1) to inventory its internal and external hardware, software, telecommunications and data transmissions to customers and conduct a risk assessment with respect to the impact that a failure on any such system would have on its business operations; (2) to modify or replace its internal systems and obtain vendor certifications of Year 2000 compliance for systems provided by vendors or replace such systems that are not Year 2000 Compliant; and (3) to implement and test its systems for Year 2000 compliance. The Investment Manager has completed the inventory of its internal and external systems and has made substantial progress toward completing the modification/replacement of its internal systems as well as towards obtaining Year 2000 Compliant certifications from its external vendors. Overall systems testing is scheduled to commence in December 1998 and extend into the first six months of 1999.

Although the Investment Manager has taken steps to ensure that its systems will function properly before, during and after the Year 2000, its key operating systems and information sources are provided by or through external vendors which creates uncertainty to the extent the Investment Manager is relying on the assurance of such vendors as to whether their systems will be Year 2000 Compliant. The costs or consequences of incomplete or untimely resolution of the Year 2000 issue are unknown to the Investment Manager at this time but could have a material adverse impact on the operations of the Funds and the Investment Manager.

The Year 2000 Problem is also expected to impact companies, which may include issuers of portfolio securities held by the Funds, to varying degrees based upon various factors, including, but not limited to, the company's industry sector and degree of technological sophistication. The Funds and the Investment Manager are unable to predict what impact, if any, the Year 2000 Problem will have on issuers of the portfolio securities held by the Funds.

BUYING SHARES

There are three different ways to buy shares of the Funds--Class A shares, Class B shares or Class C shares. The minimum initial investment is $100. Subsequent investments must be $100 (or $20 under an Accumulation Plan). The Funds reserve the right to reject any order to purchase shares.

CLASS A SHARES -- Class A shares are subject to a sales charge at the time of purchase. An order for Class A shares will be priced at the Fund's net asset value (NAV), plus the sales charge set forth below. The NAV, plus the sales charge is the "offering price." A Fund's NAV is generally calculated as of the close of trading on every day the New York Stock Exchange is open. An order for Class A shares is priced at the NAV next calculated after the order is accepted by the Fund, plus the sales charge.

           ---------------------------------------------------------
                                           SALES CHARGE
                               -------------------------------------
                                                     AS A PERCENTAGE
                                AS A PERCENTAGE       OF NET AMOUNT
           AMOUNT OF ORDER     OF OFFERING PRICE        INVESTED
           ---------------------------------------------------------
           Less than $50,000         5.75%                6.10%
           $50,000 to $99,999        4.75%                4.99%
           $100,000 to $249,999      3.75%                3.90%
           $250,000 to $499,999      2.75%                2.83%
           $500,000 to $999,999      2.00%                2.04%
           $1,000,000 or more*       None                 None
           ---------------------------------------------------------
           *Purchases  of  $1,000,000  or more are not  subject to a
            sales charge at the time of purchase, but are subject to a deferred sales charge of 1.00% if redeemed within one year following purchase. The deferred sales charge is a percentage of the lesser of the NAV of the shares redeemed or the net cost of such shares. Shares that are not subject to a deferred sales charge are redeemed first.
           ---------------------------------------------------------

CLASS A DISTRIBUTION PLAN -- The Small Company, International, Enhanced Index and Select 25 Funds have adopted Class A Distribution Plans that allow the Funds to pay distribution fees to the Funds' Distributor, Security Distributors, Inc. The Distributor uses the fees to pay for activities related to the sale of Class A shares and services provided to shareholders. The distribution fee is equal to 0.25% of the average daily net assets of the Fund's Class A shares. Because the distribution fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of a shareholder's investment and may cost an investor more than paying other types of sales charges.

CLASS B SHARES -- Class B shares are not subject to a sales charge at the time of purchase. An order for Class B shares will be priced at the Fund's NAV next calculated after the order is accepted by the Fund. A Fund's NAV is generally calculated as of the close of trading on every day the New York Stock Exchange is open.

Class B shares are subject to a deferred sales charge if withdrawn within 5 years from the date of purchase. The deferred sales charge is a percentage of the NAV of the shares at the time they are redeemed or the original purchase price, whichever is less. Shares that are not subject to the deferred sales charge are redeemed first. Then, shares held the longest will be the first to be redeemed.

The amount of the deferred sales charge is based upon the number of years since the shares were purchased, as follows:

                        --------------------------------
                        NUMBER OF YEARS       DEFERRED
                        SINCE PURCHASE      SALES CHARGE
                        --------------------------------
                               1                 5%
                               2                 4%
                               3                 3%
                               4                 3%
                               5                 2%
                           6 and more            0%
                        --------------------------------

The   Distributor   will  waive  the  deferred   sales   charge  under   certain
circumstances. See "Waiver of the Deferred Sales Charge" below.

CLASS B DISTRIBUTION PLAN -- The Funds have adopted Class B Distribution Plans that allow the Funds to pay distribution fees to the Distributor. The Distributor uses the fees to finance activities related to the sale of Class B shares and services to shareholders. The distribution fee is equal to 1.00% of the average daily net assets of the Fund's Class B shares. Because the distribution fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of a shareholder's investment and may cost an investor more than paying other types of sales charges.

Class B shares automatically convert to Class A shares on the eighth anniversary of purchase. This is advantageous because Class A shares are subject to a lower distribution fee than Class B shares (or in some cases, no distribution fee). A pro rata amount of Class B shares purchased through the reinvestment of dividends or other distributions is also converted to Class A shares each time that shares purchased directly are converted.

CLASS C SHARES -- Class C shares are not subject to a sales charge at the time of purchase. An order for Class C shares will be priced at the Fund's NAV next calculated after the order is accepted by the Fund. A Fund's NAV is generally calculated as of the close of trading on every day the New York Stock Exchange is open.

Class C shares are subject to a deferred sales charge of 1.00% if withdrawn within one year from the date of purchase. The deferred sales charge is a percentage of the NAV of the shares at the time they are redeemed or the original purchase price, whichever is less. Shares that are not subject to the deferred sales charge are redeemed first. Then, shares held the longest will be the first to be redeemed. The Distributor will waive the deferred sales charge under certain circumstances. See "Waiver of the Deferred Sales Charge" below.

CLASS C DISTRIBUTION PLAN -- The Funds have adopted Class C Distribution Plans that allow the Funds to pay distribution fees to the Distributor. The Distributor uses the fees to finance activities related to the sale of Class C shares and services to shareholders. The distribution fee is equal to 1.00% of the average daily net assets of the Fund's Class C shares. Because the distribution fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of a shareholder's investment and may cost an investor more than paying other types of sales charges.

WAIVER OF DEFERRED SALES CHARGE -- The Distributor will waive the deferred sales charge under the following circumstances:

* Upon the death of the shareholder if shares are redeemed within one year of the shareholder's death

* Upon the disability of the shareholder prior to age 65 if shares are redeemed within one year of the shareholder becoming disabled and the shareholder was not disabled when the shares were purchased

* In connection with required minimum distributions from a retirement plan qualified under Section 401(a), 401(k), 403(b) or 408 of the Internal Revenue Code

*  In connection  with  distributions  from  retirement  plans  qualified  under
   Section 401(a) or 401(k) of the Code for:

   -  returns of excess contributions to the plan
   -  retirement of a participant in the plan
   - a loan from the plan (loan repayments are treated as new sales for purposes of the deferred sales charge)

* Upon the financial hardship (as defined in regulations under the Code) of a participant in a plan

*  Upon termination of employment of a participant in a plan

*  Upon any other permissible withdrawal under the terms of the plan.

CONFIRMATIONS AND STATEMENTS -- Certain transactions may be confirmed on a quarterly basis including systematic withdrawals, automatic purchases and reinvested dividends.

SELLING SHARES

Selling your shares of a Fund is called a "redemption," because the Fund buys back its shares. A stockholder may sell shares at any time. Shares will be sold at the NAV next determined after the order is accepted by the Fund's transfer agent, less any applicable deferred sales charge. Any share certificates representing Fund shares being sold must be returned with a request to sell the shares.

For selling recently purchased shares, if the Fund has not collected payment for the shares, it may delay sending the proceeds until it has collected payment, which may take up to 15 days.

BY MAIL -- To sell shares by mail, send a letter of instruction that includes:

*  The name and signature of the account owner(s)
*  The name of the Fund
*  The dollar amount or number of shares to sell
*  Where to send the proceeds
*  A signature guarantee if
   - The check will be mailed to a payee or address different than that of the account owner, or
   -  The sale of shares is more than $10,000.

--------------------------------------------------------------------------------
A SIGNATURE GUARANTEE helps protect against fraud. Banks, brokers, credit unions, national securities exchanges and savings associations provide signature guarantees. A notary public is not an eligible signature guarantor. For joint accounts, both signatures must be guaranteed.
--------------------------------------------------------------------------------

Mail your request to:

         Security Management Company, LLC
         P.O. Box 750525
         Topeka, KS 66675-9135

Signature requirements vary based on the type of account you have:

* INDIVIDUAL OR JOINT TENANTS: Written instructions must be signed by an individual shareholder, or in the case of joint accounts, all of the shareholders, exactly as the name(s) appears on the account.

* UGMA OR UTMA: Written instructions must be signed by the custodian as it appears on the account.

* SOLE PROPRIETOR OR GENERAL PARTNER: Written instructions must be signed by an authorized individual as it appears on the account.

* CORPORATION OR ASSOCIATION: Written instructions must be signed by the person(s) authorized to act on the account. A resolution form, authorizing the signer to act, must accompany the request if not on file with the Funds.

*  TRUST: Written instructions must be signed by the trustee(s).  If the name of
   the  current   trustee(s)  does  not  appear  on  the  account,  a  certified certificate of incumbency dated within 60 days must also be submitted.

*  RETIREMENT: Written instructions must be signed by the account owner.

BY TELEPHONE -- If you selected this option on your account application, you may make redemptions from your account by calling 1-800-888-2461, extension 3127, on weekdays (except holidays) between 7:00 a.m. and 6:00 p.m. Central time. The Funds require that requests for redemptions over $10,000 be in writing with signatures guaranteed. You may not close your account by telephone or redeem shares for which a certificate has been issued. If you would like to establish this option on an existing account, please call 1-800-888-2461, extension 3127. Shareholders may not redeem shares held in an IRA or 403(b)(7) account by telephone.

BY BROKER -- You may redeem your shares through your broker. Brokers may charge a commission upon the redemption of shares.

PAYMENT OF REDEMPTION PROCEEDS -- Payments may be made by check, wire transfer or electronic transfer.

BY CHECK. Redemption proceeds will be sent to the shareholder(s) on our records at the address on our records within seven days after receipt of a valid redemption request. For a charge of $15 deducted from redemption proceeds, the Investment Manager will provide a certified or cashier's check, or send the redemption proceeds by express mail, upon the shareholder's request.

BY WIRE. Your redemption proceeds will be wired directly into your designated bank account, normally on the next business day after receipt of your redemption request is received. There is no limitation on redemptions by wire. However, there is a $15 fee for each wire and your bank may charge an additional fee to receive the wire. If you would like to establish this option on an existing account, please call 1-800-888-2461, extension 3127, to sign up for this service. Wire redemptions are not available for retirement accounts.

BY ELECTRONIC TRANSFER. If you have established this option, your redemption proceeds will be transferred electronically to your predesignated bank account. To establish this option on an existing account, please call 1-800-888-2461, extension 3127, to request the appropriate form.

DIVIDENDS AND TAXES

Each Fund pays its shareholders dividends from its net investment income, and distributes any net capital gains that it has realized, at least annually. Your dividends and distributions will be reinvested in the Fund, unless you instruct the Investment Manager otherwise. There are no fees or sales charges on reinvestments.

TAXABILITY OF DISTRIBUTIONS -- Fund dividends and distributions are taxable to shareholders (unless your investment is in an IRA or other tax-advantaged retirement account) whether you reinvest your dividends or distributions or take them in cash. If a Fund declares a distribution in October, November or December but pays it in January, you may be taxed on that distribution as if you received it in the previous year. In general, distributions from the Funds are taxable as follows:

             ------------------------------------------------------
                 TYPE OF        TAX RATE FOR       TAX RATE FOR 28%
              DISTRIBUTION       15% BRACKET       BRACKET OR ABOVE
             ------------------------------------------------------
                 Income           Ordinary             Ordinary
                dividends        Income rate         Income rate

               Short-term         Ordinary             Ordinary
              capital gains      Income rate         Income rate

                Long-term
              capital gains          10%                 20%
             ------------------------------------------------------

The  Fund  will  mail  you   information   concerning  the  tax  status  of  the
distributions for each calendar year on or before January 31 of each year.

TAXES ON SALES OR EXCHANGES -- You may be taxed on any sale or exchange of Fund shares. Tax-deferred retirement accounts do not generate a tax liability unless you are taking a distribution or making a withdrawal.

The table above can provide a guide for your potential tax liability when selling or exchanging Fund shares. "Short-term capital gains" applies to fund shares sold or exchanged up to 12 months after buying them. "Long-term capital gains" applies to shares held for more than 12 months.

You should consult your tax professional about federal, state and local tax consequences to you of an investment in the Fund. Please see the Statement of Additional Information for additional tax information.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of each Fund is computed as of the close of regular trading hours on the New York Stock Exchange (normally 3 p.m. Central time) on days when the Exchange is open. The Exchange is open Monday through Friday, except on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Each Fund's NAV is generally based upon the market value of securities held in the Fund's portfolio. If market values are not available, the fair value of securities is determined using procedures approved by the Funds' Board of Directors.

Foreign securities are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Foreign securities may trade in their primary markets on weekends or other days when the Fund does not price its shares. Therefore, the NAV of Funds holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the Funds.

SHAREHOLDER SERVICES

ACCUMULATION PLAN -- An investor may choose to invest in one of the Funds through a voluntary Accumulation Plan. This allows for an initial investment of $100 minimum and subsequent investments of $20 minimum at any time. An Accumulation Plan involves no obligation to make periodic investments, and is terminable at will.

Payments are made by sending a check to the Distributor who (acting as an agent for the dealer) will purchase whole and fractional shares of the Fund as of the close of business on such day as the payment is received. The investor will receive a confirmation and statement after each investment.

Investors may choose to use "Secur-O-Matic" (automatic bank draft) to make their Fund purchases. There is no additional charge for choosing to use Secur-O-Matic. An application for Secur-O-Matic may be obtained from the Funds.

SYSTEMATIC WITHDRAWAL PROGRAM -- Stockholders who wish to receive regular monthly, quarterly, semiannual, or annual payments of $25 or more may establish a Systematic Withdrawal Program. A stockholder may elect a payment that is a specified percentage of the initial or current account value or a specified dollar amount. A Systematic Withdrawal Program will be allowed only if shares with a current offering price of $5,000 or more are deposited with the Investment Manager, which will act as agent for the stockholder under the Program. Shares are liquidated at net asset value. The Program may be terminated on written notice, or it will terminate automatically if all shares are liquidated or withdrawn from the account.

A stockholder may establish a Systematic Withdrawal Program with respect to Class B and Class C shares without the imposition of any applicable contingent deferred sales charge, provided that such withdrawals do not in any 12-month period, beginning on the date the Program is established, exceed 10 percent of the value of the account on that date ("Free Systematic Withdrawals"). Free Systematic Withdrawals are not available if a Program established with respect to Class B or Class C shares provides for withdrawals in excess of 10 percent of the value of the account in any Program year and, as a result, all withdrawals under such a Program would be subject to any applicable contingent deferred sales charge. Free Systematic Withdrawals will be made first by redeeming those shares that are not subject to the contingent deferred sales charge and then by redeeming shares held the longest. The contingent deferred sales charge applicable to a redemption of Class B or Class C shares requested while Free Systematic Withdrawals are being made will be calculated as described under "and Waiver of Deferred Sales Charges," page 15. A Systematic Withdrawal form may be obtained from the Funds.

EXCHANGE PRIVILEGE -- Stockholders who own shares of the Funds may exchange those shares for shares of another of the Funds, for shares of the other mutual funds distributed by the Distributor or for shares of Security Cash Fund at net asset value. The other funds currently distributed by the Distributor include Security Asset Allocation, Social Awareness, Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield, Emerging Markets Total Return, Global Asset Allocation, Global High Yield and Municipal Bond Funds. Exchanges may be made only in those states where shares of the fund into which an exchange is to be made are qualified for sale. No service fee is presently imposed on such an exchange. Shares of a particular class of the Funds may be exchanged only for shares of the same class of another fund distributed by the Distributor or for shares of Security Cash Fund, a money market fund that offers a single class of shares. At present, Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield, Emerging Markets Total Return, Global Asset allocation and Municipal Bond Funds do not offer Class C shares. Any applicable contingent deferred sales charge will be imposed upon redemption and calculated from the date of the initial purchase without regard to the time shares were held in Security Cash Fund. For tax purposes, an exchange is a sale of shares which may result in a taxable gain or loss. Special rules may apply to determine the amount of gain or loss on an exchange occurring within ninety days after the exchanged shares were acquired. Exchanges are made upon receipt of a properly completed Exchange Authorization form. A current prospectus of the fund into which an exchange is made will be given to each stockholder exercising this privilege.

To exchange shares by telephone, a stockholder must hold shares in non-certificate form and must either have completed the Telephone Exchange section of the application or a Telephone Transfer Authorization form which may be obtained from the Investment Manager. Once authorization has been received by the Investment Manager, a stockholder may exchange shares by telephone by calling the Funds at (800) 888-2461, extension 3127, on weekdays (except holidays) between the hours of 7:00 a.m. and 6:00 p.m. Central time. Exchange requests received by telephone after the close of the New York Stock Exchange (normally 3 p.m. Central time) will be treated as if received on the next business day. A stockholder who authorizes telephone exchanges authorizes the Investment Manager to act upon the instructions of any person by telephone to exchange shares between any identically registered accounts with the Funds listed above. The Investment Manager has established procedures to confirm that instructions communicated by telephone are genuine and may be liable for any losses due to fraudulent or unauthorized instructions if it fails to comply with its procedures. The Investment Manager's procedures require that any person requesting an exchange by telephone provide the account registration and number and the owner's tax identification number and such instructions must be received on a recorded line. Neither the Fund, the Investment Manager nor the Distributor shall be liable for any loss, liability, cost or expense arising out of any request, including any fraudulent request, provided the Investment Manager complied with its procedures. Thus, a stockholder who authorizes telephone exchanges may bear the risk of loss from a fraudulent or unauthorized request. The exchange privilege, including telephone exchanges, may be changed or discontinued at any time by either the Investment Manager or the Funds upon 60 days' notice to stockholders.

In periods of severe market or economic conditions, the telephone exchange of shares may be difficult to implement and stockholders should make exchanges by writing to Security Distributors, Inc., 700 SW Harrison Street, Topeka, Kansas 66636-0001.

RETIREMENT PLANS -- The Funds have available tax-qualified retirement plans for individuals, prototype plans for the self-employed, pension and profit sharing plans for corporations and custodial accounts for employees of public school systems and organizations meeting the requirements of Section 501(c)(3) of the Internal Revenue Code. Further information concerning these plans is contained in the Funds' Statement of Additional Information.

GENERAL INFORMATION

STOCKHOLDER INQUIRIES -- Stockholders who have questions concerning their account or wish to obtain additional information, may call the Funds (see back cover for address and telephone numbers), or contact their securities dealer.

The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund assuming reinvestment of all dividends and distributions. This information has been audited by Ernst & Young LLP, whose report, along with the Funds' financial statements, are included in the annual report, which is available upon request..

--------------------------------------------------------------------------------------------------------------------------------
SECURITY GROWTH AND INCOME FUND (CLASS A)
--------------------------------------------------------------------------------------------------------------------------------

                                                                              FISCAL YEAR ENDED SEPTEMBER 30
                                                             ------------------------------------------------------------------
                                                             1997(d)       1996(d)       1995(d)       1994(d)         1993
                                                             -------       -------       -------       -------         ----
PER SHARE DATA
Net asset value beginning of period.......................   $ 9.05        $ 7.93        $ 6.96        $ 7.84        $ 7.13

INCOME FROM INVESTMENT OPERATIONS:
Net investment income.....................................     0.144         0.18          0.16          0.13          0.21
Net gain (loss) on securities (realized & unrealized).....     2.813         1.373         1.183        (0.713)        0.876
                                                              ------        ------        ------        ------        ------
Total from investment operations..........................     2.957         1.553         1.343        (0.583)        1.086

LESS DISTRIBUTIONS
Dividends (from net investment income)....................    (0.155)       (0.158)       (0.158)       (0.128)       (0.218)
Distributions (from capital gains)........................    (0.708)       (0.275)       (0.215)       (0.169)       (0.158)
                                                              ------        ------        ------        ------        ------
Total distributions.......................................    (0.863)       (0.433)       (0.373)       (0.297)       (0.376)
                                                              ------        ------        ------        ------        ------
Net asset value end of period.............................   $11.14        $ 9.05        $ 7.93        $ 6.96        $ 7.84
                                                              ======        ======        ======        ======        ======
Total return (a)..........................................    35.31%        20.31%        20.25%        (7.6)%         15.6%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)......................   $91,252       $73,273       $67,430       $65,328       $81,982
Ratio of expenses to average net assets...................     1.24%         1.29%         1.31%         1.28%         1.26%
Ratio of net investment income to average net assets......     1.53%         2.09%         2.21%         1.70%         2.80%
Portfolio turnover rate...................................      124%           69%          130%          163%          135%


--------------------------------------------------------------------------------------------------------------------------------
SECURITY GROWTH AND INCOME FUND (CLASS B)
--------------------------------------------------------------------------------------------------------------------------------

                                                                       FISCAL YEAR ENDED SEPTEMBER 30
                                                          ---------------------------------------------------------
                                                             1997(d)       1996(d)       1995(d)       1994(b)
                                                             -------       -------       -------       -------
PER SHARE DATA
Net asset value beginning of period.......................   $ 8.94        $ 7.85        $ 6.90        $ 7.83

INCOME FROM INVESTMENT OPERATIONS:
Net investment income.....................................     0.048         0.09          0.08          0.05
Net gain (loss) on securities (realized & unrealized).....     2.776         1.353         1.179        (0.694)
                                                              ------        ------        ------        ------
Total from investment operations..........................     2.824         1.443         1.259        (0.644)

LESS DISTRIBUTIONS
Dividends (from net investment income)....................    (0.063)       (0.078)       (0.094)       (0.117)
Distributions (from capital gains)........................    (0.708)       (0.275)       (0.215)       (0.169)
                                                              ------        ------        ------        ------
Total distributions.......................................    (0.771)       (0.353)       (0.309)       (0.286)
                                                              ------        ------        ------        ------
Net asset value end of period.............................   $10.99        $ 8.94        $ 7.85        $ 6.90
                                                              ======        ======        ======        ======
Total return (a)..........................................    34.01%        19.01%        19.07%       (8.00)%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)......................    $6,737        $2,247        $1,130          $668
Ratio of expenses to average net assets...................     2.24%         2.29%         2.31%         2.27%
Ratio of net investment income to average net assets......     0.53%         1.09%         1.21%         1.03%
Portfolio turnover rate...................................      124%           69%          130%          178%

--------------------------------------------------------------------------------------------------------------------------------
SECURITY EQUITY FUND (CLASS A)
--------------------------------------------------------------------------------------------------------------------------------

                                                                              FISCAL YEAR ENDED SEPTEMBER 30
                                                          -----------------------------------------------------------------------
                                                             1997(d)       1996(d)       1995(d)       1994(d)         1993
                                                             -------       -------       -------       -------         ----
PER SHARE DATA
Net asset value beginning of period.......................    $ 7.54        $ 6.55        $ 5.54        $ 6.73        $ 5.86

INCOME FROM INVESTMENT OPERATIONS:
Net investment income.....................................      0.04          0.05          0.04          0.05          0.12
Net gain (loss) on securities (realized & unrealized).....      2.199         1.482         1.377         0.085         1.165
                                                               ------        ------        ------        ------        ------
Total from investment operations..........................      2.239         1.532         1.417         0.135         1.285

LESS DISTRIBUTIONS
Dividends (from net investment income)....................     (0.041)       (0.060)         ---         (0.120)       (0.053)
Distributions (from capital gains)........................     (0.648)       (0.482)       (0.407)       (1.205)       (0.362)
                                                               ------        ------        ------        ------        ------
Total distributions.......................................     (0.689)       (0.542)       (0.407)       (1.325)       (0.415)
                                                               ------        ------        ------        ------        ------
Net asset value end of period.............................    $ 9.09        $ 7.54        $ 6.55        $ 5.54        $ 6.73
                                                               ======        ======        ======        ======        ======
Total return (a)..........................................     32.08%        24.90%        27.77%         1.95%         22.7%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)......................   $757,520      $575,680      $440,339      $358,237      $375,565
Ratio of expenses to average net assets...................      1.03%         1.04%         1.05%         1.06%         1.06%
Ratio of net investment income to average net assets......      0.46%         0.75%         0.87%         0.86%         1.95%
Portfolio turnover rate...................................        66%           64%           95%           79%           95%

--------------------------------------------------------------------------------------------------------------------------------
SECURITY EQUITY FUND (CLASS B)
--------------------------------------------------------------------------------------------------------------------------------

                                                                       FISCAL YEAR ENDED SEPTEMBER 30
                                                          ---------------------------------------------------------
                                                             1997(d)       1996(d)       1995(d)       1994(b)
                                                             -------       -------       -------       -------
PER SHARE DATA
Net asset value beginning of period.......................   $ 7.36        $ 6.43        $ 5.49        $ 6.81

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)..............................    (0.04)        (0.02)        (0.01)         0.01
Net gain (loss) on securities (realized & unrealized).....     2.148         1.449         1.357        (0.005)
                                                              ------        ------        ------        ------
Total from investment operations..........................     2.108         1.429         1.347         0.005

LESS DISTRIBUTIONS
Dividends (from net investment income)....................      ---         (0.017)         ---         (0.12)
Distributions (from capital gains)........................    (0.648)       (0.482)       (0.407)       (1.205)
                                                              ------        ------        ------        ------
Total distributions.......................................    (0.648)       (0.499)       (0.407)       (1.325)
                                                              ------        ------        ------        ------
Net asset value end of period.............................   $ 8.82        $ 7.36        $ 6.43        $ 5.49
                                                              ======        ======        ======        ======
Total return (a)..........................................    30.85%        23.57%        26.69%       (0.15)%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)......................   $89,336       $38,822       $19,288        $7,452
Ratio of expenses to average net assets...................     2.03%         2.04%         2.05%         2.07%
Ratio of net investment loss to average net assets........   (0.54)%       (0.25)%      (0.013)%       (0.01)%
Portfolio turnover rate...................................       66%           64%           95%           80%

--------------------------------------------------------------------------------------------------------------------------------
SECURITY GLOBAL FUND (CLASS A)
--------------------------------------------------------------------------------------------------------------------------------

                                                                       FISCAL YEAR ENDED SEPTEMBER 30
                                                          ---------------------------------------------------------
                                                             1997(d)       1996(d)       1995(d)       1994(c)
                                                             -------       -------       -------       -------
PER SHARE DATA
Net asset value beginning of period.......................   $12.42        $10.94        $10.84        $10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)..............................     0.01          0.01         (0.02)        (0.03)
Net gain on securities (realized & unrealized)............     2.289         1.874         0.31          0.87
                                                              ------        ------        -----         -----
Total from investment operations..........................     2.299         1.884         0.29          0.84

LESS DISTRIBUTIONS
Dividends (from net investment income)....................    (0.376)       (0.248)         ---           ---
Distributions (from capital gains)........................    (0.783)       (0.156)       (0.19)          ---
                                                              ------        ------        -----         -----
Total distributions.......................................    (1.159)       (0.404)       (0.19)          ---
                                                              ------        ------        -----         -----
Net asset value end of period.............................   $13.56        $12.42        $10.94        $10.84
                                                              ======        ======        =====         =====
Total return (a)..........................................    20.22%        17.73%         2.80%         8.40%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)......................   $24,193       $19,644       $16,261       $20,128
Ratio of expenses to average net assets...................     2.00%         2.00%         2.00%         2.00%
Ratio of net investment income (loss) to average net         (0.07)%         0.07%       (0.17)%       (0.01)%
   assets.................................................
Portfolio turnover rate...................................      132%          142%          141%           73%

--------------------------------------------------------------------------------------------------------------------------------
SECURITY GLOBAL FUND (CLASS B)
--------------------------------------------------------------------------------------------------------------------------------

                                                                       FISCAL YEAR ENDED SEPTEMBER 30
                                                          ---------------------------------------------------------
                                                             1997(d)       1996(d)       1995(d)      1994(b)(c)
                                                             -------       -------       -------      ----------
PER SHARE DATA
Net asset value beginning of period.......................   $12.18        $10.74        $10.75        $ 9.96

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss.......................................    (0.11)        (0.10)        (0.12)        (0.12)
Net gain on securities (realized & unrealized)............     2.237         1.841         0.30          0.91
                                                              ------        ------        -----         -----
Total from investment operations..........................     2.127         1.741         0.18          0.79

LESS DISTRIBUTIONS
Dividends (from net investment income)....................    (0.304)       (0.145)        ---            ---
Distributions (from capital gains)........................    (0.783)       (0.156)       (0.19)          ---
                                                              ------        ------        -----         -----
Total distributions.......................................    (1.087)       (0.301)       (0.19)          ---
                                                              ------        ------        -----         -----
Net asset value end of period.............................   $13.22        $12.18        $10.74        $10.75
                                                              ======        ======        =====         =====
Total return (a)..........................................    19.01%        16.57%         1.79%         7.90%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)......................   $13,061        $7,285        $5,433        $3,960
Ratio of expenses to average net assets...................     3.00%         3.00%         3.00%         3.00%
Ratio of net investment loss to average net assets........   (0.93)%       (0.93)%       (1.17)%       (0.01)%
Portfolio turnover rate...................................      132%          142%          141%           73%

--------------------------------------------------------------------------------
SECURITY VALUE FUND (CLASS A)
--------------------------------------------------------------------------------

                                                   FISCAL
                                                PERIOD ENDED
                                                SEPTEMBER 30
                                               ----------------
                                               1997(d)(e)(f)(g)
                                               ----------------
PER SHARE DATA
Net asset value beginning of period............     $10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income..........................       0.05
Net gain on securities (realized & unrealized).       2.90
                                                     -----
Total from investment operations...............       2.95

LESS DISTRIBUTIONS
Dividends (from net investment income).........        ---
Distributions (from capital gains).............        ---
                                                     -----
Total distributions............................        ---
                                                     -----
Net asset value end of period..................     $12.95
                                                     =====
Total return (a)...............................      29.50%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)...........      $4,631
Ratio of expenses to average net assets........       1.10%
Ratio of net investment income to average net
   assets......................................       1.43%
Portfolio turnover rate........................         35%

--------------------------------------------------------------------------------
SECURITY VALUE FUND (CLASS B)
--------------------------------------------------------------------------------

                                                   FISCAL
                                                PERIOD ENDED
                                                SEPTEMBER 30
                                               ----------------
                                               1997(d)(e)(f)(g)
                                               ----------------
PER SHARE DATA
Net asset value beginning of period............     $10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income..........................       0.01
Net gain on securities (realized & unrealized).       2.90
                                                     -----
Total from investment operations...............       2.91

LESS DISTRIBUTIONS
Dividends (from net investment income).........        ---
Distributions (from capital gains).............        ---
                                                     -----
Total distributions............................        ---
                                                     -----
Net asset value end of period..................     $12.91
                                                     =====
Total return (a)...............................      29.10%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)...........      $3,572
Ratio of expenses to average net assets .......       2.26%
Ratio of net investment income to average net
   assets......................................       0.27%
Portfolio turnover rate........................         35%

--------------------------------------------------------------------------------
SECURITY SMALL COMPANY FUND (CLASS A)
--------------------------------------------------------------------------------

                                                   FISCAL
                                                PERIOD ENDED
                                                 FEBRUARY 28
                                               ----------------
                                                1998(g)(k)(l)
                                                -------------
PER SHARE DATA
Net asset value beginning of period............     $10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income..........................       0.01
Net gain on securities (realized & unrealized).       0.19
                                                     -----
Total from investment operations...............       0.20

LESS DISTRIBUTIONS
Dividends (from net investment income).........      (0.01)
Distributions (from capital gains).............        ---
                                                     -----
Total distributions............................      (0.01)
                                                     -----
Net asset value end of period..................     $10.19
                                                     =====
Total return (a)...............................       1.90%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)...........      $1,972
Ratio of expenses to average net assets .......       1.10%
Ratio of net investment income to average net
   assets......................................       0.37%
Portfolio turnover rate........................        360%

--------------------------------------------------------------------------------
SECURITY SMALL COMPANY FUND (CLASS B)
--------------------------------------------------------------------------------

                                                   FISCAL
                                                PERIOD ENDED
                                                 FEBRUARY 28
                                               ----------------
                                                1998(d)(g)(h)
                                                -------------
PER SHARE DATA
Net asset value beginning of period............     $10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income..........................      (0.02)
Net gain on securities (realized & unrealized).       0.19
                                                     -----
Total from investment operations...............       0.17

LESS DISTRIBUTIONS
Dividends (from net investment income).........        ---
Distributions (from capital gains).............        ---
                                                     -----
Total distributions............................        ---
                                                     -----
Net asset value end of period..................     $10.17
                                                     =====
Total return (a)...............................       1.70%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)...........      $1,614
Ratio of expenses to average net assets .......       2.16%
Ratio of net investment income to average net
   assets......................................     (0.69)%
Portfolio turnover rate........................        360%

--------------------------------------------------------------------------------------------------------------------------------
SECURITY ULTRA FUND (CLASS A)
--------------------------------------------------------------------------------------------------------------------------------

                                                                              FISCAL YEAR ENDED SEPTEMBER 30
                                                          -----------------------------------------------------------------------
                                                             1997(d)       1996(d)       1995(d)       1994(d)         1993
                                                             -------       -------       -------       -------         ----
PER SHARE DATA
Net asset value beginning of period.......................   $ 8.25        $ 8.20        $ 6.82        $ 8.13        $ 6.66

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)..............................    (0.08)        (0.05)        (0.02)        (0.056)       (0.028)
Net gain (loss) on securities (realized & unrealized).....     1.649         1.096         1.535        (0.188)        1.791
                                                              ------        ------        ------        ------        ------
Total from investment operations..........................     1.569         1.046         1.515        (0.244)        1.763

LESS DISTRIBUTIONS
Dividends (from net investment income)....................      ---           ---           ---           ---           ---
Distributions (from capital gains)........................    (0.579)       (0.996)       (0.135)       (1.066)       (0.293)
                                                              ------        ------        ------        ------        ------
Total distributions.......................................    (0.579)       (0.996)       (0.135)       (1.066)       (0.293)
                                                              ------        ------        ------        ------        ------
Net asset value end of period.............................   $ 9.24        $ 8.25        $ 8.20        $ 6.82        $ 8.13
                                                              ======        ======        ======        ======        ======
Total return (a)..........................................    20.57%        15.36%        22.69%       (3.60)%        26.80%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)......................   $84,504       $74,230       $66,052       $60,695       $71,056
Ratio of expenses to average net assets...................     1.71%         1.31%         1.32%         1.33%         1.30%
Ratio of net investment income (loss) to average net         (1.01)%       (0.61)%       (0.31)%       (0.80)%       (0.50)%
   assets.................................................
Portfolio turnover rate...................................       68%          161%          180%          111%          101%

--------------------------------------------------------------------------------------------------------------------------------
SECURITY ULTRA FUND (CLASS B)
--------------------------------------------------------------------------------------------------------------------------------

                                                                       FISCAL YEAR ENDED SEPTEMBER 30
                                                          ---------------------------------------------------------
                                                             1997(d)       1996(d)       1995(d)       1994(b)
                                                             -------       -------       -------       -------
PER SHARE DATA
Net asset value beginning of period.......................   $ 8.03        $ 8.11        $ 6.81        $ 8.30

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)..............................    (0.15)        (0.13)        (0.09)        (0.103)
Net gain (loss) on securities (realized & unrealized).....     1.599         1.046         1.525        (0.321)
                                                              ------        ------        ------        ------
Total from investment operations..........................     1.449         0.916         1.435        (0.424)

LESS DISTRIBUTIONS
Dividends (from net investment income)....................      ---           ---           ---           ---
Distributions (from capital gains)........................    (0.579)       (0.996)       (0.135)       (1.066)
                                                              ------        ------        ------        ------
Total distributions.......................................    (0.579)       (0.996)       (0.135)       (1.066)
                                                              ------        ------        ------        ------
Net asset value end of period.............................   $ 8.90        $ 8.03        $ 8.11        $ 6.81
                                                              ======        ======        ======        ======
Total return (a)..........................................    19.58%        13.81%        21.53%       (5.70)%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)......................    $5,964        $2,698        $5,428        $1,254
Ratio of expenses to average net assets...................     2.71%         2.31%         2.32%         2.36%
Ratio of net investment income (loss) to average net         (2.01)%       (1.61)%       (1.32)%       (1.76)%
   assets.................................................
Portfolio turnover rate...................................       68%          161%          180%          110%

(a) Total return information does not take into account any sales charge at time of purchase for Class A shares or upon redemption for Class B shares.

(b) Class "B" shares were initially offered on October 19, 1993. Percentage amounts for the period, except total return, have been annualized. Per share data has been calculated using the average month-end shares outstanding.

(c) Security Global Fund was initially capitalized on October 1, 1993, with a net asset value of $10 per share.

(d) Net investment income (loss) was computed using average shares outstanding throughout the period.

(e) Figures for the period May 1, 1997 (date of inception) to September 30, 1997. Percentage amounts have been annualized, except for total return.

(f) Security Value Fund was initially capitalized on May 1, 1997, with a net asset value of $10 per share.

(g) Fund expenses were reduced by the Investment Manager during the period, and expense ratios absent such reimbursement would have been as follows:

                                          CLASS A     CLASS B
                   Value Fund              1.90%       2.80%
                   Small Company Fund      2.10%       3.16%

(h) Security Small Company Fund was initially capitalized on October 15, 1997, with a net asset value of $10 per share. Percentage amounts for the period have been annualized, except for total return.

APPENDIX A
CLASS A SHARES
REDUCED SALES CHARGES

Initial sales charges may be reduced or eliminated for persons or organizations purchasing Class A shares of the Funds alone or in combination with Class A shares of other Security Funds.

For purposes of qualifying for reduced sales charges on purchases made pursuant to Rights of Accumulation or a Statement of Intention, the term "Purchaser" includes the following persons: an individual, his or her spouse and children under the age of 21; a trustee or other fiduciary of a single trust estate or single fiduciary account established for their benefit; an organization exempt from federal income tax under Section 501(c)(3) or (13) of the Internal Revenue Code; or a pension, profit-sharing or other employee benefit plan whether or not qualified under Section 401 of the Internal Revenue Code.

RIGHTS OF ACCUMULATION -- To reduce sales charges on purchases of Class A shares of a Fund, a Purchaser may combine all previous purchases of the Funds with a contemplated current purchase and receive the reduced applicable front-end sales charge. The Distributor must be notified when a sale takes place which might qualify for the reduced charge on the basis of previous purchases.

Rights of accumulation also apply to purchases representing a combination of the Class A shares of the Funds, and other Security Funds, except Security Cash Fund, in those states where shares of the fund being purchased are qualified for sale.

STATEMENT  OF  INTENTION  -- A  Purchaser  may  choose  to sign a  Statement  of
Intention within 90 days after the first purchase to be included thereunder, which will cover future purchases of Class A shares of the Funds, and other Security Funds, except Security Cash Fund. The amount of these future purchases shall be specified and must be made within a 13-month period (or 36-month period for purchases of $1 million or more) to become eligible for the reduced front-end sales charge applicable to the actual amount purchased under the Statement. Five percent (5%) of the amount specified in the Statement of Intention will be held in escrow shares until the statement is completed or terminated. These shares may be redeemed by the Fund if the Purchaser is required to pay additional sales charges.

A Statement of Intention may be revised during the 13-month (or, if applicable, 36-month) period. Additional Class A shares received from reinvestment of income dividends and capital gains distributions are included in the total amount used to determine reduced sales charges. A Statement of Intention may be obtained from the Funds.

REINSTATEMENT PRIVILEGE -- Stockholders who redeem their Class A shares of the Funds have a one-time privilege (1) to reinstate their accounts by purchasing Class A shares without a sales charge up to the dollar amount of the redemption proceeds; or (2) to the extent the redeemed shares would have been eligible for the exchange privilege, to purchase Class A shares of another of the Security Funds, without a sales charge up to the dollar amount of the redemption proceeds. To exercise this privilege, a stockholder must provide written notice and a check in the amount of the reinvestment to the Fund within thirty days after the redemption request; the reinstatement will be made at the net asset value on the date received by the Fund.

FOR MORE INFORMATION

--------------------------------------------------------------------------------
BY TELEPHONE -- Call 1-800-888-2461.

BY MAIL -- Write to:

Security Management Company, LLC
700 SW Harrison
Topeka, KS 66636-0001

ON THE INTERNET -- Reports and other information about the Funds can be viewed online or downloaded from:

SEC:  http://www.sec.gov

SMC, LLC:  http://www.securitybenefit.com

Additional information about the Funds (including the statement of additional information) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the operation of the public reference room may be obtained by calling the Commission at 1-800-SEC-0330. Copies may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, DC 20549-6009.
--------------------------------------------------------------------------------

ANNUAL/SEMI-ANNUAL REPORT -- Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION -- The Funds' statement of additional information and the Funds' annual or semi-annual report are available, without charge upon request by calling the Funds' toll-free telephone number 1-800-888-2461, extension 3127. Shareholder inquiries should be addressed to SMC, LLC, 700 SW Harrison Street, Topeka, Kansas 66636-0001, or by calling the Funds' toll-free telephone number listed above. The Funds' Statement of Additional Information is incorporated into this prospectus by reference.

Each Fund's Investment Company Act file number is listed below:

              Security Equity Fund......................   811-1136
              Security Growth and Income Fund...........   811-0487
              Security Ultra Fund.......................   811-1316

*  SECURITY EQUITY FUND
   -  Asset Allocation Series


                                JANUARY 31, 1999


--------------------------------------------------------------------------------
THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

OBJECTIVE...................................................................   2
PRINCIPAL INVESTMENT STRATEGIES.............................................   2
MAIN RISKS..................................................................   2
  Market Risk...............................................................   2
  Fixed-Income Securities...................................................   3
  Foreign Securities........................................................   3
  Gold Stocks...............................................................   3
PAST PERFORMANCE............................................................   4
FEES AND EXPENSES OF THE FUNDS..............................................   5
INVESTMENT ADVISER..........................................................   6
  Management Fees...........................................................   6
  Portfolio Managers........................................................   6
  Year 2000 Compliance......................................................   7
BUYING SHARES...............................................................   8
  Class A Shares............................................................   8
  Class B Shares............................................................   9
  Class B Distribution Plan.................................................   9
  Class C Shares............................................................   9
  Class C Distribution Plan.................................................  10
  Waiver of Deferred Sales Charge...........................................  10
  Confirmations and Statements..............................................  10
SELLING SHARES..............................................................  11
  By Mail...................................................................  11
  By Telephone..............................................................  12
  By Broker.................................................................  12
  Payment of Redemption Proceeds............................................  12
DIVIDENDS AND TAXES.........................................................  12
  Taxability of Distributions...............................................  12
  Taxes on Sales or Exchanges...............................................  13
DETERMINATION OF NET ASSET VALUE............................................  13
SHAREHOLDER SERVICES........................................................  13
  Accumulation Plan.........................................................  13
  Systematic Withdrawal Program.............................................  14
  Exchange Privilege........................................................  14
  Retirement Plans..........................................................  15
GENERAL INFORMATION.........................................................  16
  Organization..............................................................  16
  Stockholder Inquiries.....................................................  16
FINANCIAL HIGHLIGHTS........................................................  17
APPENDIX A - CLASS A SHARES REDUCED SALES CHARGES...........................  18
  Rights of Accumulation....................................................  18
  Statement of Intention....................................................  18
  Reinstatement Privilege...................................................  18

OBJECTIVE

Described below is the investment objective for Security Asset Allocation Fund. The Fund's Board of Directors may change its investment objective without shareholder approval.

The Security Asset Allocation Fund seeks high total return, consisting of capital appreciation and current income.

PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its objective by following an asset allocation strategy that contemplates shifts among a wide range of investment categories and market sectors. Meridian decides what percentage of the Fund's assets will be invested in the various investment categories. The Fund expects that normally:

*  A minimum of 35% of its assets will be invested in equity securities; and
*  A minimum of 10% of its assets will be invested in debt securities.

The Fund may invest:

*  Up to 55% of its assets in money market instruments;
*  Up to 80% of its assets in foreign securities; and
*  Up to 20% of its assets in gold stocks.

The Fund's Sub-Adviser, Meridian Investment Management Corporation, uses a quantitative asset allocation model to strategically allocate the Fund's assets among the investment categories. In choosing equity securities, the model analyzes equity securities based on the following factors: (1) current earnings;
(2) earnings history; (3) long-term earnings projections; (4) current-price; and
(5) risk.

When selecting equity securities for the Fund, Meridian uses a "top-down" approach, first determining a sector and/or country, and then identifying which equity securities to purchase within that sector/country.

--------------------------------------------------------------------------------
TOP-DOWN APPROACH means that the Sub-Adviser looks first at broad market factors, and on the basis of those market factors, chooses certain sectors or industries within the overall market. The Sub-Adviser then looks at individual companies within those sectors or industries.
--------------------------------------------------------------------------------

When selecting debt securities for the Fund, Meridian's asset allocation model analyzes the prices of commodities and finished goods to arrive at an interest rate projection. The Investment Manager then determines the portion of the portfolio to allocate to debt securities and the duration of those securities based on the model's interest rate projection.

MAIN RISKS

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

MARKET RISK -- While stocks have historically been a leading choice of long-term investors, they do fluctuate in price. The value of an investment in the Funds will go up and down, which means investors could lose money.

FIXED-INCOME SECURITIES -- Bond investing may present risks because their market value is affected by changes in interest rates. When interest rates rise, the MARKET value of a bond declines. Generally, the longer a bond's maturity, the greater the risk. A bond's value can also be affected by changes in the credit rating or financial condition of its issuer. Because bond values fluctuate, an investor may receive more or less money than originally invested.

FOREIGN SECURITIES -- Investing in foreign securities involves additional risks such as currency fluctuations, differences in financial reporting standards, a lack of adequate company information and political instability.

RISKS OF CONVERSION TO EURO. On January 1, 1999, eleven countries in the European Monetary Union will adopt the euro as their official currency. However, their current currencies (for example, the franc, the mark, and the lire) will also continue in use until January 1, 2002. After that date, it is expected that only the euro will be used in those countries. A common currency is expected to confer some benefits in those markets, by consolidating the government debt market for those countries and reducing some currency risks and costs. But the conversion to the new currency will affect the Fund operationally and also has potential risks, some of which are listed below. Among other things, the conversion will affect:

* issuers in which the Fund invest, because of changes in the competitive environment from a consolidated currency market and greater operational costs from converting to the new currency. This might depress stock values.

* vendors the Fund depends on to carry out their business, such as the custodian bank (which holds the foreign securities the Fund buys), the Investment Manager (which prices the Fund's investments to deal with the conversion to the euro) and brokers, foreign markets and securities depositories. If they are not prepared, there could be delays in settlements and additional costs to the Fund.

* exchange contracts and derivatives that are outstanding during the transition to the euro. The lack of currency rate calculations between the affected currencies and the need to update the Fund's contracts could pose extra costs to the Fund.

The Investment Manager is upgrading its computer and bookkeeping systems to deal with the conversion. The Fund's custodian bank has advised the Investment Manager of its plans to deal with the conversion, including how it will update its record keeping systems and handle the redenomination of outstanding foreign debt. The possible effect of these factors on the Fund's investments cannot be determined with certainty at this time, but they may reduce the value of some of the Fund's holdings and increase its operational costs.

GOLD STOCKS -- The Fund may invest a portion of its assets in equity securities of companies involved in the exploration, mining, development, production and distribution of gold. Investing in gold stocks presents risks because the prices of gold can fluctuate substantially over short periods of time. Prices may be affected by unpredictable monetary and political policies, such as currency devaluations or revaluations, economic and social conditions within an individual country, trade imbalances, or trade or currency restrictions between countries.

PAST PERFORMANCE

The chart and table below gives an indication of the Fund's risks and performance. The chart shows changes in the Fund's performance from year to year. The table shows how the Fund's average annual total returns for the periods indicated compare to those of broad measures of market performance. As with all mutual funds, past performance is not a prediction of future results.

--------------------------------------------------------------------------------
                     SECURITY ASSET ALLOCATION FUND
--------------------------------------------------------------------------------

                  [BAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

                                1998           %
                                1997        6.1%
                                1996       13.2%
                                1995        7.8%
                                1994        N/A
                                1993        N/A
                                1992        N/A
                                1991        N/A
                                1990        N/A
                                1989        N/A

         --------------------------------------------------------------
         HIGHEST AND LOWEST RETURNS (QUARTERLY 1989-1998)
         --------------------------------------------------------------
                                                   QUARTER ENDING
         Highest                           %
         Lowest                            %
         --------------------------------------------------------------
         AVERAGE ANNUAL TOTAL RETURNS (THROUGH DECEMBER 31, 1998)
         --------------------------------------------------------------
                                          PAST         LIFE OF FUND
                                         1 YEAR    (SINCE JUNE 1, 1995)
         Security Asset Allocation Fund      %                %
         S&P 500*                            %                %
         --------------------------------------------------------------
         *For the period June 1, 1995 (date of  inception)  to December
          31, 1995).

FEES AND EXPENSES OF THE FUNDS

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

--------------------------------------------------------------------------------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------
                                             CLASS A      CLASS B       CLASS C
                                             SHARES       SHARES(1)     SHARES
Maximum Sales Charge Imposed on Purchases
(as a percentage of offering price)           5.75%         None         None

Maximum Deferred Sales Charge (as a
percentage of original purchase price or
redemption proceeds, whichever is lower)      None(2)       5%(3)        1%(4)
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                 DISTRIBUTION                                            TOTAL ANNUAL FUND
   MANAGEMENT FEES               (12B-1) FEES(5)            OTHER EXPENSES               OPERATING EXPENSES
-------------------------   -------------------------  -------------------------   ----------------------------
CLASS A  CLASS B  CLASS C   CLASS A  CLASS B  CLASS C  CLASS A  CLASS B  CLASS C   CLASS A  CLASS B  CLASS C
 1.00%    1.00%    1.00%     None     1.00%    1.00%    1.50%    1.44%    1.44%     2.50%*  3.44%*    3.44%
---------------------------------------------------------------------------------------------------------------

1 Class B shares convert tax-free to Class A shares automatically after eight years.

2 Purchases of Class A shares in amounts of $1,000,000 or more are not subject to an initial sales load; however, a deferred sales charge of 1% is imposed in the event of redemption within one year of purchase.

3  5% during the first year, decreasing to 0% in the sixth and following years.

4 A deferred sales charge of 1% is imposed in the event of redemption within one year of purchase.

5 Long-term holders of shares that are subject to an asset-based sales charge may pay more than the equivalent of the maximum front-end sales charge otherwise permitted by NASD Rules.

*The Fund's total annual operating expenses for the most recent fiscal year were less than the amount shown because of a fee waiver or reimbursement of expenses by the Fund's Investment Manager. The Investment Manager waives a portion of its management fee and/or reimburses expenses in order to keep each Fund's total operating expenses at or below a specified level. The Investment Manager may eliminate all or part of the fee waiver or reimbursement at any time. With the fee waiver and reimbursement, the Fund's actual total annual fund operating expenses were as follows:

                            CLASS A    CLASS B
                             2.00%      2.93%
EXAMPLE

This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

-------------------------------------------------------------------------------------------------------------
        1 YEAR                      3 YEARS                      5 YEARS                     10 YEARS
-------------------------   -------------------------   -------------------------   -------------------------
CLASS A  CLASS B  CLASS C   CLASS A  CLASS B  CLASS C   CLASS A  CLASS B  CLASS C   CLASS A  CLASS B  CLASS C
 $810     $850     $450     $1,310   $1,360   $1,060    $1,830   $1,990   $1,790    $3,250   $3,720   $3,720
-------------------------------------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares.

-------------------------------------------------------------------------------------------------------------
        1 YEAR                      3 YEARS                      5 YEARS                     10 YEARS
-------------------------   -------------------------   -------------------------   -------------------------
CLASS A  CLASS B  CLASS C   CLASS A  CLASS B  CLASS C   CLASS A  CLASS B  CLASS C   CLASS A  CLASS B  CLASS C
 $810     $350     $350     $1,310   $1,060   $1,060    $1,830   $1,790   $1,790    $3,250   $3,720   $3,720
-------------------------------------------------------------------------------------------------------------

INVESTMENT ADVISER

Security Management Company, LLC (the "Investment Manager'), 700 SW Harrison Street, Topeka, Kansas, is the Fund's investment adviser. On September 30, 1998, the aggregate assets of all of the Funds under the investment management of the Investment Manager were approximately $4.7 billion.

The Investment Manager has engaged Meridian Investment Management Corporation, 12835 East Arapahoe Road, Tower II, 7th Floor, Englewood, Colorado 80112 ("Meridian") to provide investment advisory services to Asset Allocation Fund. Meridan provides invstment advice to individuals, pension and proft sharing plans, pulic retirement systems an registered ivnestment companies and currently managers over $500 million in assets.

MANAGEMENT FEES -- The investment management fees paid by the Fund during the last fiscal year was equal to 1.00% of the Fund's average net assets.

The Investment Manager may waive its management fee to limit the total operating expenses of a Fund to a specified level. The Investment Manager also may reimburse expenses of the Fund from time to time to help it maintain competitive expense ratios. These arrangements are voluntary and may be terminated at any time. The fees without waivers or reimbursements are shown in the fee table on page ___.

PORTFOLIO MANAGERS -- STEVE BOWSER, Second Vice President and Portfolio Manger of the Investment Manger, has co-managed the fixed-income portion of the Fund's portfolio since January 1998. He joined the Investment Manager in 1992. Prior to joining the Investment Manager, he was Assistant Vice President and Portfolio Manager with the Federal Home Loan Bank of Topeka from 1989 to 1992. He was employed at the Federal Reserve Bank of Kansas City in 1988 and began his career with the Farm Credit System from 1982 to 1987, serving as a Senior Financial Analyst and Assistant Controller. He graduated with a Bachelor of Science degree from Kansas State University in 1982. He is a Chartered Financial Analyst.

PAT BOYLE, Portfolio Manager of Meridian, has managed the equity portion of the Fund's portfolio since August 1997. He is a research analyst and portfolio manager of the Sub-Adviser. Prior to joining Meridian, Mr. Boyle was employed at Citicorp as an Operations Analyst. He has five years of investment experience and is a Chartered Financial Analyst. Mr. Boyle graduated from the University of Denver with a B.S.B.A. degree in Finance and a M.S. degree.

DAVID ESHNAUR, Assistant Vice President and Portfolio Manager of the Investment Manager, has co-managed the fixed-income portion of the Fund's portfolio since January 1998. Mr. Eshnaur has 15 years of investment experience. Prior to joining the Investment Manager in 1997, he worked at Waddell & Reed in the positions of Assistant Vice President, Assistant Portfolio Manager, Senior Analyst, Industry Analyst and Account Administrator. Mr. Eshnaur earned a Bachelor of Arts degree in Business Administration from Coe College and an M.B.A. degree in Finance from the University of Missouri - Kansas City.

YEAR 2000 COMPLIANCE -- Like other mutual funds, as well as other financial and business organizations around the world, the Fund could be adversely affected if the computer systems used by the Investment Manager, and other service providers, in performing their administrative functions do not properly process and calculate date-related information and data before, during and after January 1, 2000. Some computer software and hardware systems currently cannot distinguish between the year 2000 and the year 1900 or some other date because of the way date fields were encoded. This is commonly known as the "Year 2000 Problem." If not addressed, the Year 2000 Problem could impact the management services provided to the Fund by the Investment Manager, as well as transfer agency, accounting, custody, distribution and other services provided to the Fund and its shareholders.

The Investment Manager has adopted a plan to be "Year 2000 Compliant" with respect to both its internally built systems as well as systems provided by external vendors. "Year 2000 Compliant" means that systems and programs which require modification will have the date fields expanded to include the century information and that for interfaces to external organizations as well as new systems development the year portion of the date field will be expanded to four digits using the format YYYYMMDD. The Investment Manager's overall approach to addressing the Year 2000 issue is as follows: (1) to inventory its internal and external hardware, software, telecommunications and data transmissions to customers and conduct a risk assessment with respect to the impact that a failure on any such system would have on its business operations; (2) to modify or replace its internal systems and obtain vendor certifications of Year 2000 compliance for systems provided by vendors or replace such systems that are not Year 2000 Compliant; and (3) to implement and test its systems for Year 2000 compliance. The Investment Manager has completed the inventory of its internal and external systems and has made substantial progress toward completing the modification/replacement of its internal systems as well as towards obtaining Year 2000 Compliant certifications from its external vendors. Overall systems testing is scheduled to commence in December 1998 and extend into the first six months of 1999.

Although the Investment Manager has taken steps to ensure that its systems will function properly before, during and after the Year 2000, its key operating systems and information sources are provided by or through external vendors which creates uncertainty to the extent the Investment Manager is relying on the assurance of such vendors as to whether their systems will be Year 2000 Compliant. The costs or consequences of incomplete or untimely resolution of the Year 2000 issue are unknown to the Investment Manager at this time but could have a material adverse impact on the operations of the Fund and the Investment Manager.

The Year 2000 Problem is also expected to impact companies, which may include issuers of portfolio securities held by the Fund, to varying degrees based upon various factors, including, but not limited to, the company's industry sector and degree of technological sophistication. The Fund and the Investment Manager are unable to predict what impact, if any, the Year 2000 Problem will have on issuers of the portfolio securities held by the Fund.

BUYING SHARES

There are three different ways to buy shares of the Fund--Class A shares, Class B shares or Class C shares. The minimum initial investment is $100. Subsequent investments must be $100 (or $20 under an Accumulation Plan). The Fund reserves the right to reject any order to purchase shares.

CLASS A SHARES -- Class A shares are subject to a sales charge at the time of purchase. An order for Class A shares will be priced at the Fund's net asset value (NAV), plus the sales charge set forth below. The NAV, plus the sales charge is the "offering price." The Fund's NAV is generally calculated as of the close of trading on every day the New York Stock Exchange is open. An order for Class A shares is priced at the NAV next calculated after the order is accepted by the Fund, plus the sales charge.

           ---------------------------------------------------------
                                           SALES CHARGE
                               -------------------------------------
                                                     AS A PERCENTAGE
                                AS A PERCENTAGE       OF NET AMOUNT
           AMOUNT OF ORDER     OF OFFERING PRICE        INVESTED
           ---------------------------------------------------------
           Less than $50,000         5.75%                6.10%
           $50,000 to $99,999        4.75%                4.99%
           $100,000 to $249,999      3.75%                3.90%
           $250,000 to $499,999      2.75%                2.83%
           $500,000 to $999,999      2.00%                2.04%
           $1,000,000 or more*       None                 None
           ---------------------------------------------------------
           *Purchases  of  $1,000,000  or more are not  subject to a
            sales charge at the time of purchase, but are subject to a deferred sales charge of 1.00% if redeemed within one year following purchase. The deferred sales charge is a percentage of the lesser of the NAV of the shares redeemed or the net cost of such shares. Shares that are not subject to a deferred sales charge are redeemed first.
           ---------------------------------------------------------

CLASS B SHARES -- Class B shares are not subject to a sales charge at the time of purchase. An order for Class B shares will be priced at the Fund's NAV next calculated after the order is accepted by the Fund. The Fund's NAV is generally calculated as of the close of trading on every day the New York Stock Exchange is open.

Class B shares are subject to a deferred sales charge if withdrawn within 5 years from the date of purchase. The deferred sales charge is a percentage of the NAV of the shares at the time they are redeemed or the original purchase price, whichever is less. Shares that are not subject to the deferred sales charge are redeemed first. Then, shares held the longest will be the first to be redeemed.

The amount of the deferred sales charge is based upon the number of years since the shares were purchased, as follows:

                        --------------------------------
                        NUMBER OF YEARS       DEFERRED
                         SINCE PURCHASE     SALES CHARGE
                        --------------------------------
                               1                 5%
                               2                 4%
                               3                 3%
                               4                 3%
                               5                 2%
                           6 and more            0%
                        --------------------------------

The   Distributor   will  waive  the  deferred   sales   charge  under   certain
circumstances. See "Waiver of the Deferred Sales Charge" below.

CLASS B DISTRIBUTION PLAN -- The Fund has adopted a Class B Distribution Plan that allows the Fund to pay distribution fees to the Distributor. The Distributor uses the fees to finance activities related to the sale of Class B shares and services to shareholders. The distribution fee is equal to 1.00% of the average daily net assets of the Fund's Class B shares. Because the distribution fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of a shareholder's investment and may cost an investor more than paying other types of sales charges.

Class B shares automatically convert to Class A shares on the eighth anniversary of purchase. This is advantageous because Class A shares are subject to a lower distribution fee than Class B shares. A pro rata amount of Class B shares purchased through the reinvestment of dividends or other distributions is also converted to Class A shares each time that shares purchased directly are converted.

CLASS C SHARES -- Class C shares are not subject to a sales charge at the time of purchase. An order for Class C shares will be priced at the Fund's NAV next calculated after the order is accepted by the Fund. The Fund's NAV is generally calculated as of the close of trading on every day the New York Stock Exchange is open.

Class C shares are subject to a deferred sales charge of 1.00% if withdrawn within one year from the date of purchase. The deferred sales charge is a percentage of the NAV of the shares at the time they are redeemed or the original purchase price, whichever is less. Shares that are not subject to the deferred sales charge are redeemed first. Then, shares held the longest will be the first to be redeemed. The Distributor will waive the deferred sales charge under certain circumstances. See "Waiver of the Deferred Sales Charge" below.

CLASS C DISTRIBUTION PLAN -- The Fund has adopted a Class C Distribution Plan that allows the Fund to pay distribution fees to the Distributor. The Distributor uses the fees to finance activities related to the sale of Class C shares and services to shareholders. The distribution fee is equal to 1.00% of the average daily net assets of the Fund's Class C shares. Because the distribution fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of a shareholder's investment and may cost an investor more than paying other types of sales charges.

WAIVER OF DEFERRED SALES CHARGE -- The Distributor will waive the deferred sales charge under the following circumstances:

* Upon the death of the shareholder if shares are redeemed within one year of the shareholder's death

* Upon the disability of the shareholder prior to age 65 if shares are redeemed within one year of the shareholder becoming disabled and the shareholder was not disabled when the shares were purchased

* In connection with required minimum distributions from a retirement plan qualified under Section 401(a), 401(k), 403(b) or 408 of the Internal Revenue Code

*  In connection  with  distributions  from  retirement  plans  qualified  under
   Section 401(a) or 401(k) of the Code for:

     -  returns of excess contributions to the plan
     -  retirement of a participant in the plan
     - a loan from the plan (loan repayments are treated as new sales for purposes of the deferred sales charge)

* Upon the financial hardship (as defined in regulations under the Code) of a participant in a plan

*  Upon termination of employment of a participant in a plan

*  Upon any other permissible withdrawal under the terms of the plan

CONFIRMATIONS AND STATEMENTS -- The Funds will send you a confirmation statement after every transaction that affects your account balance or registration. Certain automatic transactions may be confirmed on a quarterly basis including systematic withdrawals, automatic purchases and reinvested dividends. Each shareholder will receive a quarterly statement setting forth a summary of the transactions that occurred during the preceding quarter.

SELLING SHARES

Selling your shares of a Fund is called a "redmption," because the Fund buys back its shares. A stockholder may sell shares at any time. Shares will be sold at the NAV next determined after the order is accepted by the Fund's transfer agent, less any applicable deferred sales charge. Any share certificates representing Fund shares being sold must be returned with a request to sell the shares.

For selling recently purchased shares, if the Fund has not collected payment for the shares, it may delay sending the proceeds until it has collected payment, which may take up to 15 days.

BY MAIL -- To sell shares by mail, send a letter of instruction that includes:

*  The name and signature of the account owner(s)
*  The name of the Fund
*  The dollar amount or number of shares to sell
*  Where to send the proceeds
*  A signature guarantee if
   - The check will be mailed to a payee or address different than that of the account owner, or
   -  The sale of shares is more than $10,000.

--------------------------------------------------------------------------------
A SIGNATURE GUARANTEE helps protect against fraud. Banks, brokers, credit unions, national securities exchanges and savings associations provide signature guarantees. A notary public is not an eligible signature guarantor. For joint accounts, both signatures must be guaranteed.
--------------------------------------------------------------------------------

Mail your request to:

         Security Management Company, LLC
         700 SW Harrison Street
         Topeka, KS 66636-0001

Signature requirements vary based on the type of account you have:

* INDIVIDUAL OR JOINT TENANTS: Written instructions must be signed by an individual shareholder, or in the case of joint accounts, all of the shareholders, exactly as the name(s) appears on the account.

* UGMA OR UTMA: Written instructions must be signed by the custodian as it appears on the account.

* SOLE PROPRIETOR OR GENERAL PARTNER: Written instructions must be signed by an authorized individual as it appears on the account.

* CORPORATION OR ASSOCIATION: Written instructions must be signed by the person(s) authorized to act on the account. A resolution form, authorizing the signer to act, must accompany the request if not on file with the Fund.

*  TRUST: Written instructions must be signed by the trustee(s).  If the name of
   the  current   trustee(s)  does  not  appear  on  the  account,  a  certified certificate of incumbency dated within 60 days must also be submitted.

*  RETIREMENT: Written instructions must be signed by the account owner.

BY TELEPHONE -- If you selected this option on your account application, you may make redemptions from your account by calling 1-800-888-2461, extension 3127, on weekdays (except holidays) between 7:00 a.m. and 6:00 p.m. Central time. The Fund requires that requests for redemptions over $10,000 be in writing with signatures guaranteed. You may not close your account by telephone or redeem shares for which a certificate has been issued. If you would like to establish this option on an existing account, please call 1-800-888-2461, extension 3127. Shareholders may not redeem shares held in an IRA or 403(b)(7) account by telephone.

BY BROKER -- You may redeem your shares through your broker. Brokers may charge a commission upon the redemption of shares.

PAYMENT OF REDMPTION PROCEEDS -- Payments may be made by check, wire transfer or electronic transfer.

BY CHECK. Redemption proceeds will be sent to the shareholder(s) on our records at the address on our records within seven days after receipt of a valid redemption request. For a charge of $15 deducted from redemption proceeds, the Investment Manager will provide a certified or cashier's check, or send the redemption proceeds by express mail, upon the shareholder's request.

BY WIRE. Your redemption proceeds will be wired directly into your designated bank account, normally on the next business day after receipt of your redemption request is received. There is no limitation on redemptions by wire. However, there is a $15 fee for each wire and your bank may charge an additional fee to receive the wire. If you would like to establish this option on an existing account, please call 1-800-888-2461, extension 3127, to sign up for this service. Wire redemptions are not available for retirement accounts.

BY ELECTRONIC TRANSFER. If you have established this option, your redemption proceeds will be transferred electronically to your predesignated bank account. To establish this option on an existing account, please call 1-800-888-2461, extension 3127, to request the appropriate form.

DIVIDENDS AND TAXES

Each Fund pays its shareholders dividends from its net investment income, and distributes any net capital gains that it has realized, at least annually. Your dividends and distributions will be reinvested in the Fund, unless you instruct the Investment Manager otherwise. There are no fees or sales charges on reinvestments.

TAXABILITY OF DISTRIBUTIONS -- Fund dividends and distributions are taxable to shareholders (unless your investment is in an IRA or other tax-advantaged retirement account) whether you reinvest your dividends or distributions or take them in cash. If the Fund declares a distribution in October, November, or December but pays it in January, you may be taxed on that distribution as if you received it in the previous year. In general, distributions from the Fund are taxable as follows:

             ------------------------------------------------
                TYPE OF      TAX RATE FOR    TAX RATE FOR 28%
              DISTRIBUTION    15% BRACKET    BRACKET OR ABOVE
             ------------------------------------------------
                 Income        Ordinary          Ordinary
               dividends      Income rate      Income rate

               Short-term      Ordinary          Ordinary
             capital gains    Income rate      Income rate

               Long-term
             capital gains        10%              20%
             ------------------------------------------------

The  Fund  will  mail  you   information   concerning  the  tax  status  of  the
distributions for each calendar year on or before January 31 of each year.

TAXES ON SALES OR EXCHANGES -- You may be taxed on any sale or exchange of Fund shares. Tax-deferred retirement accounts do not generate a tax liability unless you are taking a distribution or making a withdrawal.

The table above can provide a guide for your potential tax liability when selling or exchanging Fund shares. "Short-term capital gains" applies to Fund shares sold or exchanged up to 12 months after buying them. "Long-term capital gains" applies to shares held for more than 12 months.

You should consult your tax professional about federal, state and local tax consequences to you of an investment in the Fund. Please see the Statement of Additional Information for additional tax information.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of the Fund is computed as of the close of regular trading hours on the New York Stock Exchange (normally 3 p.m. Central time) on days when the Exchange is open. The Exchange is open Monday through Friday, except on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The Fund's NAV is generally based upon the market value of securities held in the Fund's portfolio. If market values are not available, the fair value of securities is determined using procedures approved by the Fund's Board of Directors.

Foreign securities are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Foreign securities may trade in their primary markets on weekends or other days when the Fund does not price its shares. Therefore, the NAV of Funds holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the Funds.

SHAREHOLDER SERVICES

ACCUMULATION PLAN -- An investor may choose to invest in the Fund through a voluntary Accumulation Plan. This allows for an initial investment of $100 minimum and subsequent investments of $20 minimum at any time. An Accumulation Plan involves no obligation to make periodic investments, and is terminable at will.

Payments are made by sending a check to the Distributor who (acting as an agent for the dealer) will purchase whole and fractional shares of the Fund as of the close of business on such day as the payment is received. The investor will receive a confirmation and statement after each investment.

Investors may choose to use "Secur-O-Matic" (automatic bank draft) to make their Fund purchases. There is no additional charge for choosing to use Secur-O-Matic. An application for Secur-O-Matic may be obtained from the Fund.

SYSTEMATIC WITHDRAWAL PROGRAM -- Stockholders who wish to receive regular monthly, quarterly, semiannual, or annual payments of $25 or more may establish a Systematic Withdrawal Program. A stockholder may elect a payment that is a specified percentage of the initial or current account value or a specified dollar amount. A Systematic Withdrawal Program will be allowed only if shares with a current offering price of $5,000 or more are deposited with the Investment Manager, which will act as agent for the stockholder under the Program. Shares are liquidated at net asset value. The Program may be terminated on written notice, or it will terminate automatically if all shares are liquidated or withdrawn from the account.

A stockholder may establish a Systematic Withdrawal Program with respect to Class B shares without the imposition of any applicable contingent deferred sales charge, provided that such withdrawals do not in any 12-month period, beginning on the date the Program is established, exceed 10 percent of the value of the account on that date ("Free Systematic Withdrawals"). Free Systematic Withdrawals are not available if a Program established with respect to Class B shares provides for withdrawals in excess of 10 percent of the value of the account in any Program year and, as a result, all withdrawals under such a Program would be subject to any applicable contingent deferred sales charge. Free Systematic Withdrawals will be made first by redeeming those shares that are not subject to the contingent deferred sales charge and then by redeeming shares held the longest. The contingent deferred sales charge applicable to a redemption of Class B shares requested while Free Systematic Withdrawals are being made will be calculated as described under "Waiver of Deferred Sales Charges," page 10. A Systematic Withdrawal form may be obtained from the Fund.

EXCHANGE PRIVILEGE -- Stockholders who own shares of the Fund may exchange those shares for shares of another series of Security Equity Fund, Security Ultra Fund, Security Growth and Income Fund, Security Income Fund, Security Municipal Bond Fund, or Security Cash Fund (the "Security Funds") at net asset value. Exchanges may be made only in those states where shares of the fund into which an exchange is to be made are qualified for sale. No service fee is presently imposed on such an exchange. Class A and Class B shares of the Fund may be exchanged for Class A and Class B shares, respectively, of another fund or for shares of Security Cash Fund, a money market fund that offers a single class of shares. Any applicable contingent deferred sales charge will be imposed upon redemption and calculated from the date of the initial purchase without regard to the time shares were held in Security Cash Fund. For tax purposes, an exchange is a sale of shares which may result in a taxable gain or loss. Special rules may apply to determine the amount of gain or loss on an exchange occurring within ninety days after the exchanged shares were acquired. Exchanges are made upon receipt of a properly completed Exchange Authorization form. A current prospectus of the fund into which an exchange is made will be given to each stockholder exercising this privilege.

To exchange shares by telephone, a stockholder must hold shares in non-certificate form and must either have completed the Telephone Exchange section of the application or a Telephone Transfer Authorization form which may be obtained from the Investment Manager. Once authorization has been received by the Investment Manager, a stockholder may exchange shares by telephone by calling the Fund at (800) 888-2461, extension 3127, on weekdays (except holidays) between the hours of 7:00 a.m. and 6:00 p.m. Central time. Exchange requests received by telephone after the close of the New York Stock Exchange (normally 3 p.m. Central time) will be treated as if received on the next business day on which the Exchange is open. A stockholder who authorizes telephone exchanges authorizes the Investment Manager to act upon the instructions of any person by telephone to exchange shares between any identically registered accounts with the Security Funds. The Investment Manager has established procedures to confirm that instructions communicated by telephone are genuine and may be liable for any losses due to fraudulent or unauthorized instructions if it fails to comply with its procedures. The Investment Manager's procedures require that any person requesting an exchange by telephone provide the account registration and number and the owner's tax identification number and such instructions must be received on a recorded line. Neither the Fund, the Investment Manager nor the Distributor shall be liable for any loss, liability, cost or expense arising out of any request, including any fraudulent request, provided the Investment Manager complied with its procedures. Thus, a stockholder who authorizes telephone exchanges may bear the risk of loss from a fraudulent or unauthorized request. The exchange privilege, including telephone exchanges, may be changed or discontinued at any time by either the Investment Manager or the Fund upon 60 days' notice to stockholders.

In periods of severe market or economic conditions, the telephone exchange of shares may be difficult to implement and stockholders should make exchanges by writing to Security Distributors, Inc., 700 Harrison Street, Topeka, Kansas 66636-0001.

RETIREMENT PLANS -- The Fund has available tax-qualified retirement plans for individuals, prototype plans for the self-employed, pension and profit sharing plans for corporations and custodial accounts for employees of public school systems and organizations meeting the requirements of Section 501(c)(3) of the Internal Revenue Code. Further information concerning these plans is contained in the Fund's Statement of Additional Information.

GENERAL INFORMATION

ORGANIZATION -- The Articles of Incorporation of Security Equity Fund provide for the issuance of an indefinite number of shares of common stock in one or more classes or series. Security Equity Fund has authorized capital stock of $.25 par value and currently issues its shares in six series, Equity Fund, Global Fund, Social Awareness Fund, Asset Allocation Fund, Value Fund and Small Company Fund. The shares of each series of Security Equity Fund represent a pro rata beneficial interest in that series' net assets and in the earnings and profits or losses derived from the investment of such assets.

The Fund currently issues three classes of shares which participate proportionately based on their relative net asset values in dividends and distributions and have equal voting, liquidation and other rights except that
(i) expenses related to the distribution of each class of shares or other expenses that the Board of Directors may designate as class expenses from time to time, are borne solely by that class; (ii) each class of shares has exclusive voting rights with respect to any Distribution Plan adopted for that class;
(iii) each class has different exchange privileges; and (iv) each class has a different designation. When issued and paid for, the shares will be fully paid and nonassessable by the Fund. Shares may be exchanged as described above under "Exchange Privilege," but will have no other preference, conversion, exchange or preemptive rights. Shares are transferable, redeemable and assignable and have cumulative voting privileges for the election of directors.

On certain matters, such as the election of directors, all shares of the series of Security Equity Fund vote together, with each share having one vote. On other matters affecting a particular series, such as the investment advisory contract or the fundamental policies, only shares of that series are entitled to vote, and a majority vote of the shares of that series is required for approval of the proposal.

The Fund does not generally hold annual meetings of stockholders and will do so only when required by law. Stockholders may remove directors from office by vote cast in person or by proxy at a meeting of stockholders. Such a meeting will be called at the written request of 10 percent of Security Equity Fund's outstanding shares.

STOCKHOLDER INQUIRIES -- Stockholders who have questions concerning their account or wish to obtain additional information, may call the Fund (see back cover for address and telephone numbers), or contact their securities dealer.

The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate than an investor would have earned (or lost) on an investment in the Fund assuming reinvestment of all dividends and distributions. This information has been audited by Ernst & Young LLP, whose report, along with the Fund"s financial statements, are included in the annual erport, which is available upon request.

                                              Net gain
  Fiscal          Net asset                  (loss) on                Dividends
  year              value          Net       securities   Total from  (from net   Distributions
  ended           beginning     Investment  (realized &   investment  investment  (from capital    Total
September 30      of period       Income     unrealized)  operations   income)       gains)     distributions
------------      ---------       ------     -----------  ----------   -------       ------     -------------
                                SECURITY ASSET ALLOCATION FUND (CLASS A)
1995(b)(c)(d)      $ 10.00      $  0.04      $ 0.50      $  0.54      $   --         $  --         $   --
1996(c)(d)           10.54         0.25        0.765        1.015       (0.328)       (0.167)       (0.495)
1997(c)(d)(f)        11.06         0.17        1.862        2.032       (0.260)       (0.252)       (0.512)

                                SECURITY ASSET ALLOCATION FUND (CLASS B)

1995(b)(c)(d)      $ 10.00      $  0.01      $ 0.49      $  0.50      $   --         $  --         $   --
1996(c)(d)           10.50         0.14        0.77         0.91        (0.273)       (0.167)       (0.44)
1997(c)(d)(f)        10.97         0.07       1.843        1.913        (0.181)       (0.252)      (0.433)


                                              Net
  Fiscal                                     assets      Ratio of    Ratio of net
  year           Net asset     Total         end of      expenses    income (loss)  Portfolio
  ended         value end      return        period     to average    to average     turn-over
September 30    of period       (a)       (thousands)   net assets    net assets       rate
------------    ---------       ---       -----------   ----------    ----------       ----
                                SECURITY ASSET ALLOCATION FUND (CLASS A)
1995(b)(c)(d)    $ 10.54         5.40%      $ 1,906         2.00%         1.33%         129%
1996(c)(d)         11.06        10.01%        2,449         2.00%         2.32%          75%
1997(c)(d)(f)      12.58        19.00%        3,906         1.68%         1.52%          79%

                                SECURITY ASSET ALLOCATION FUND (CLASS B)

1995(b)(c)(d)    $ 10.50         5.00%      $ 1,529         3.00%         0.31%          129%
1996(c)(d)         10.97         8.97%        2,781         3.00%         1.32%           75%
1997(c)(d)(f)      12.45        17.95%        3,851         2.58%         0.61%           79%

(a) Total return information does not reflect deduction of any sales charges imposed at the time of purchase for Class A shares or upon redemption for Class B shares.

(b) Security Asset Allocation Fund was initially capitalized on June 1, 1995, with a net asset value of $10 per share. Percentage amounts for the period have been annualized, except for total return.

(c) Fund expenses were reduced by the Investment Manager during the period and expense ratios absent such reimbursement would have been as follows:

                                   1995     1996     1997
                                   ----     ----     ----
                       Class A     3.6%     3.1%     2.4%
                       Class B     4.7%     3.9%     3.3%

(d) Net investment income (loss) was computed using average shares outstanding throughout the period.

(e) Meridian Investment Management Corporation ("Meridian") was added as a sub-adviser to the Fund effective August 1, 1997.

APPENDIX A
CLASS A SHARES
REDUCED SALES CHARGES

Initial sales charges may be reduced or eliminated for persons or organizations purchasing Class A shares of the Fund alone or in combination with Class A shares of certain other Security Funds.

For purposes of qualifying for reduced sales charges on purchases made pursuant to Rights of Accumulation or a Statement of Intention, the term "Purchaser" includes the following persons: an individual, his or her spouse and children under the age of 21; a trustee or other fiduciary of a single trust estate or single fiduciary account established for their benefit; an organization exempt from federal income tax under Section 501(c)(3) or (13) of the Internal Revenue Code; or a pension, profit-sharing or other employee benefit plan whether or not qualified under Section 401 of the Internal Revenue Code.

RIGHTS OF ACCUMULATION -- To reduce sales charges on purchases of Class A shares of the Fund, a Purchaser may combine all previous purchases of the Fund with a contemplated current purchase and receive the reduced applicable front-end sales charge. The Distributor must be notified when a sale takes place which might qualify for the reduced charge on the basis of previous purchases.

Rights of accumulation also apply to purchases representing a combination of the Class A shares of the Fund and other Security Funds, except Security Cash Fund, in those states where shares of the fund being purchased are qualified for sale.

STATEMENT  OF  INTENTION  -- A  Purchaser  may  choose  to sign a  Statement  of
Intention within 90 days after the first purchase to be included thereunder, which will cover future purchases of Class A shares of the Fund and other Security Funds, except Security Cash Fund. The amount of these future purchases shall be specified and must be made within a 13-month period (or 36-month period for purchases of $1 million or more) to become eligible for the reduced front-end sales charge applicable to the actual amount purchased under the Statement. Five percent (5%) of the amount specified in the Statement of Intention will be held in escrow shares until the statement is completed or terminated. These shares may be redeemed by the Fund if the Purchaser is required to pay additional sales charges.

A Statement of Intention may be revised during the 13-month (or if applicable, 36-month) period. Additional Class A shares received from reinvestment of income dividends and capital gains distributions are included in the total amount used to determine reduced sales charges. A Statement of Intention may be obtained from the Fund.

REINSTATEMENT PRIVILEGE -- Stockholders who redeem their Class A shares of the Fund have a one-time privilege (1) to reinstate their accounts by purchasing Class A shares without a sales charge up to the dollar amount of the redemption proceeds; or (2) to the extent the redeemed shares would have been eligible for the exchange privilege, to purchase Class A shares of another of the Security Funds without a sales charge up to the dollar amount of the redemption proceeds. To exercise this privilege, a stockholder must provide written notice and a check in the amount of the reinvestment to the Fund within thirty days after the redemption request; the reinstatement will be made at the net asset value on the date received by the Fund.

FOR MORE INFORMATION
--------------------------------------------------------------------------------
BY TELEPHONE -- Call 1-800-888-2461.

BY MAIL -- Write to:

  Security Management Company, LLC
  700 SW Harrison
  Topeka, KS 66636-0001

ON THE INTERNET -- Reports and other information about the Fund can be viewed online or downloaded from:

SEC: http://www.sec.gov

SMC, LLC: http://www.securitybenefit.com

Additional information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the operation of the public reference room may be obtained by calling the Commission at 1-800-SEC-0330. Copies may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, DC 20549-6009.

ANNUAL/SEMI-ANNUAL REPORT -- Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION -- The Fund's Statement of Additional Information and the Fund's annual or semi-annual report are available, without charge upon request by calling the Fund's toll-free telephone number 1-800-888-2461, extension 3127. Shareholder inquiries should be addressed to SMC, LLC, 700 SW Harrison Street, Topeka, Kansas 66636-0001, or by calling the Fund's toll-free telephone number listed above. The Fund's Statement of Additional Information is incorporated into this prospectus by reference.

The Fund's Investment Company Act file number is listed below:

              Security Equity Fund..............    811-1136

*  SECURITY EQUITY FUND
   -  Social Awareness Series


                                JANUARY 31, 1999


--------------------------------------------------------------------------------
THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

OBJECTIVE..................................................................   2
PRINCIPAL INVESTMENT STRATEGIES............................................   2
MAIN RISKS.................................................................   3
    Market Risk............................................................   3
    Social Investing.......................................................   3
    Value Stocks...........................................................   3
    Growth Stocks..........................................................   3
PAST PERFORMANCE...........................................................   4
FEES AND EXPENSES OF THE FUNDS.............................................   4
INVESTMENT ADVISER.........................................................   6
    Management Fees........................................................   6
    Portfolio Managers.....................................................   6
    Year 2000 Compliance...................................................   6
BUYING SHARES..............................................................   7
    Class A Shares.........................................................   7
    Class B Shares.........................................................   8
    Class B Distribution Plan..............................................   8
    Class C Shares.........................................................   8
    Class C Distribution Plan..............................................   9
    Waiver of Deferred Sales Charge........................................   9
    Confirmations and Statements...........................................   9
SELLING SHARES.............................................................  10
    By Mail................................................................  10
    By Telephone...........................................................  11
    By Broker..............................................................  11
    Payment of Redemption Proceeds.........................................  11
DIVIDENDS AND TAXES........................................................  11
    Taxability of Distributions............................................  11
    Taxes on Sales or Exchanges............................................  12
DETERMINATION OF NET ASSET VALUE...........................................  12
SHAREHOLDER SERVICES.......................................................  12
    Accumulation Plan......................................................  12
    Systematic Withdrawal Program..........................................  13
    Exchange Privilege.....................................................  13
    Retirement Plans.......................................................  14
GENERAL INFORMATION........................................................  15
    Organization...........................................................  15
    Stockholder Inquiries..................................................  15
FINANCIAL HIGHLIGHTS.......................................................  16
APPENDIX A - CLASS A SHARES REDUCED SALES CHARGES..........................  16
    Rights of Accumulation.................................................  16
    Statement of Intention.................................................  16
    Reinstatement Privilege................................................  16

--------------------------------------------------------------------------------
OBJECTIVE

Described below is the investment objective for Security Social Awareness Fund. The Fund's Board of Directors may change its investment objective without shareholder approval.

The Security Social Awareness Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its objective by investing in a well-diversified portfolio of stocks that the Investment Manager believes have above-average earnings potential and which meet certain established social criteria. The Fund may also invest in fixed-income securities.

The Investment Manager uses a "bottom-up" approach when selecting growth-oriented and value-oriented stocks. The Fund typically invests in the common stock of companies whose total market value is $1 billion or greater at the time of purchase.

--------------------------------------------------------------------------------
BOTTOM-UP APPROACH means that the Investment Manager looks primarily at individual companies against the context of broader market factors.

GROWTH-ORIENTED STOCKS are stocks of established companies that typically have a record of consistent growth.

VALUE-ORIENTED STOCKS are stocks of companies that are believed to be undervalued in terms of price or other financial measurements and that have above average growth potential.
--------------------------------------------------------------------------------

After identifying potential investments, the Investment Manager determines if the securities meet the Fund's established social criteria. The Fund does not invest in securities of companies that engage in the production of:

*  Nuclear energy,
*  Alcoholic beverages, or
*  Tobacco products.

Additionally, the Fund does not invest in companies that significantly engage in:

*  The manufacture of weapons;
*  Practices that have a detrimental effect on the environment; or
*  The gambling industry.

The Fund seeks out companies that:

*  Contribute substantially to the communities in which they operate;
*  Demonstrate a positive record on employment relations;
* Demonstrate substantial progress in the promotion of women and minorities or in the implementation of benefit policies that support working parents; or
*  Take notably positive steps in addressing environmental challenges.

The Investment Manager continues to evaluate an issuer's activities to determine whether it engages in any practices prohibited by the Fund's social criteria. If the Investment Manager determines that securities held by the Fund do not comply with its social criteria, the security is sold within a reasonable time.

MAIN RISKS

MARKET RISK -- While stocks have historically been a leading choice of long-term investors, they do fluctuate in price. The value of your investment in the Fund will go up and down, which means you could lose money.

SOCIAL INVESTING -- Investment in companies that must meet the Fund's established social criteria may present additional risks because it will limit the availability of investment opportunities compared to those of similar funds which do not impose such restrictions on investment. In addition, if the Investment Manager determines that securities held by the Fund do not comply with its social criteria, the Fund must sell the security at a time when it may be disadvantageous to do so.

VALUE STOCKS -- Investments in value stocks are subject to the risk that the market may never realize their intrinsic values, or their prices may go down. While the fund's investments in value stocks may limit downside risk over time, the fund may, as a trade-off, produce more modest gains than riskier stock funds.

GROWTH STOCKS -- Investments in growth stocks may lack the dividend yield that can cushion stock prices in market downturns. Growth companies are expected to increase their earnings at a certain rate. If expectations are not met, investors can punish the stocks inordinately, even if earnings do increase.

PAST PERFORMANCE

The chart and table below gives an indication of the Fund's risks and performance. The chart shows changes in the Fund's performance from year to year. The table shows how the Fund's average annual total returns for the periods indicated compare to those of broad measures of market performance. As with all mutual funds, past performance is not a prediction of future results.

--------------------------------------------------------------------------------
                     SECURITY SOCIAL AWARENESS FUND
--------------------------------------------------------------------------------

                  [BAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

                                1998          %
                                1997      22.3%
                                1996       0.2%
                                1995       N/A
                                1994       N/A
                                1993       N/A
                                1992       N/A
                                1991       N/A
                                1990       N/A
                                1989       N/A

         --------------------------------------------------------------
         HIGHEST AND LOWEST RETURNS (QUARTERLY 1989-1998)
         --------------------------------------------------------------
                                                   QUARTER ENDING
         Highest                           %
         Lowest                            %
         --------------------------------------------------------------
         AVERAGE ANNUAL TOTAL RETURNS (THROUGH DECEMBER 31, 1998)
         --------------------------------------------------------------
                                          PAST         LIFE OF FUND
                                         1 YEAR      (SINCE 11/4/96)
         Security Social Awareness Fund      %                %
         S&P 500                             %                %
         --------------------------------------------------------------
         For the period November 4, 1996 to December 31, 1996.

FEES AND EXPENSES OF THE FUNDS

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

--------------------------------------------------------------------------------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------
                                             CLASS A      CLASS B       CLASS C
                                             SHARES       SHARES(1)     SHARES
Maximum Sales Charge Imposed on Purchases
(as a percentage of offering price)           5.75%         None         None

Maximum Deferred Sales Charge (as a
percentage of original purchase price or
redemption proceeds, whichever is lower)      None(2)       5%(3)        1%(4)
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                 DISTRIBUTION                                            TOTAL ANNUAL FUND
   MANAGEMENT FEES               (12B-1) FEES(5)            OTHER EXPENSES               OPERATING EXPENSES
-------------------------   -------------------------  -------------------------   ----------------------------
CLASS A  CLASS B  CLASS C   CLASS A  CLASS B  CLASS C  CLASS A  CLASS B  CLASS C   CLASS A  CLASS B  CLASS C
 1.00%    1.00%    1.00%     None     1.00%    1.00%    0.51%    0.48%    0.48%     1.51%   2.48%     2.48%
---------------------------------------------------------------------------------------------------------------

1 Class B shares convert tax-free to Class A shares automatically after eight years.

2 Purchases of Class A shares in amounts of $1,000,000 or more are not subject to an initial sales load; however, a deferred sales charge of 1% is imposed in the event of redemption within one year of purchase.

3 5% during the first year, decreasing to 0% in the sixth and following years.

4 A deferred sales charge of 1% is imposed in the event of redemption within one year of purchase.

5 Long-term holders of shares that are subject to an asset-based sales charge may pay more than the equivalent of the maximum front-end sales charge otherwise permitted by NASD Rules.

EXAMPLE

   This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

   The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

-------------------------------------------------------------------------------------------------------------
        1 YEAR                      3 YEARS                      5 YEARS                     10 YEARS
-------------------------   -------------------------   -------------------------   -------------------------
CLASS A  CLASS B  CLASS C   CLASS A  CLASS B  CLASS C   CLASS A  CLASS B  CLASS C   CLASS A  CLASS B  CLASS C
 $720     $750     $350     $1,020   $1,070   $770      $1,350   $1,520   $1,320    $2,270   $2,820   $2,820
-------------------------------------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares.

-------------------------------------------------------------------------------------------------------------
        1 YEAR                      3 YEARS                      5 YEARS                     10 YEARS
-------------------------   -------------------------   -------------------------   -------------------------
CLASS A  CLASS B  CLASS C   CLASS A  CLASS B  CLASS C   CLASS A  CLASS B  CLASS C   CLASS A  CLASS B  CLASS C
 $720     $250     $250     $1,020   $770     $770      $1,350   $1,320   $1,320    $2,270   $2,820   $2,820
-------------------------------------------------------------------------------------------------------------

INVESTMENT ADVISER

Security Management Company, LLC (the "Investment Manager'), 700 SW Harrison Street, Topeka, Kansas, is the Fund's investment adviser. On September 30, 1998, the aggregate assets of all of the Funds under the investment management of the Investment Manager were approximately $4.7 billion.

MANAGEMENT FEES -- The investment management fees paid by the Fund during the last fiscal year was equal to 1.00% of the Fund's average net assets.

The Investment Manager may waive its management fee to limit the total operating expenses of a Fund to a specified level. The Investment Manager also may reimburse expenses of the Fund from time to time to help it maintain competitive expense ratios. These arrangements are voluntary and may be terminated at any time. The fees without waivers or reimbursements are shown in the fee table on page 4.

PORTFOLIO MANAGER -- CINDY SHIELDS, Assistant Vice President and Portfolio Manager of the Investment Manager, has managed the Social Awareness Fund since its inception in 1996. She joined the Investment Manager in 1989. Ms. Shields graduated from Washburn University with a Bachelor of Business Administration degree, majoring in finance and economics. She is a Chartered Financial Analyst with nine years of investment experience.

YEAR 2000 COMPLIANCE -- Like other mutual funds, as well as other financial and business organizations around the world, the Fund could be adversely affected if the computer systems used by the Investment Manager, and other service providers, in performing their administrative functions do not properly process and calculate date-related information and data before, during and after January 1, 2000. Some computer software and hardware systems currently cannot distinguish between the year 2000 and the year 1900 or some other date because of the way date fields were encoded. This is commonly known as the "Year 2000 Problem." If not addressed, the Year 2000 Problem could impact the management services provided to the Fund by the Investment Manager, as well as transfer agency, accounting, custody, distribution and other services provided to the Fund and its shareholders.

The Investment Manager has adopted a plan to be "Year 2000 Compliant" with respect to both its internally built systems as well as systems provided by external vendors. "Year 2000 Compliant" means that systems and programs which require modification will have the date fields expanded to include the century information and that for interfaces to external organizations as well as new systems development the year portion of the date field will be expanded to four digits using the format YYYYMMDD. The Investment Manager's overall approach to addressing the Year 2000 issue is as follows: (1) to inventory its internal and external hardware, software, telecommunications and data transmissions to customers and conduct a risk assessment with respect to the impact that a failure on any such system would have on its business operations; (2) to modify or replace its internal systems and obtain vendor certifications of Year 2000 compliance for systems provided by vendors or replace such systems that are not Year 2000 Compliant; and (3) to implement and test its systems for Year 2000 compliance. The Investment Manager has completed the inventory of its internal and external systems and has made substantial progress toward completing the modification/replacement of its internal systems as well as towards obtaining Year 2000 Compliant certifications from its external vendors. Overall systems testing is scheduled to commence in December 1998 and extend into the first six months of 1999.

Although the Investment Manager has taken steps to ensure that its systems will function properly before, during and after the Year 2000, its key operating systems and information sources are provided by or through external vendors which creates uncertainty to the extent the Investment Manager is relying on the assurance of such vendors as to whether their systems will be Year 2000 Compliant. The costs or consequences of incomplete or untimely resolution of the Year 2000 issue are unknown to the Investment Manager at this time but could have a material adverse impact on the operations of the Fund and the Investment Manager.

The Year 2000 Problem is also expected to impact companies, which may include issuers of portfolio securities held by the Fund, to varying degrees based upon various factors, including, but not limited to, the company's industry sector and degree of technological sophistication. The Fund and the Investment Manager are unable to predict what impact, if any, the Year 2000 Problem will have on issuers of the portfolio securities held by the Fund.

BUYING SHARES

There are three different ways to buy shares of the Fund--Class A shares, Class B shares or Class C shares. The minimum initial investment is $100. Subsequent investments must be $100 (or $20 under an Accumulation Plan). The Fund reserves the right to reject any order to purchase shares.

CLASS A SHARES -- Class A shares are subject to a sales charge at the time of purchase. An order for Class A shares will be priced at the Fund's net asset value (NAV), plus the sales charge set forth below. The NAV, plus the sales charge is the "offering price." The Fund's NAV is generally calculated as of the close of trading on every day the New York Stock Exchange is open. An order for Class A shares is priced at the NAV next calculated after the order is accepted by the Fund, plus the sales charge.

           ---------------------------------------------------------
                                           SALES CHARGE
                               -------------------------------------
                                                     AS A PERCENTAGE
                                AS A PERCENTAGE       OF NET AMOUNT
           AMOUNT OF ORDER     OF OFFERING PRICE        INVESTED
           ---------------------------------------------------------
           Less than $50,000         5.75%                6.10%
           $50,000 to $99,999        4.75%                4.99%
           $100,000 to $249,999      3.75%                3.90%
           $250,000 to $499,999      2.75%                2.83%
           $500,000 to $999,999      2.00%                2.04%
           $1,000,000 or more*       None                 None
           ---------------------------------------------------------
           *Purchases  of  $1,000,000  or more are not  subject to a
            sales charge at the time of purchase, but are subject to a deferred sales charge of 1.00% if redeemed within one year following purchase. The deferred sales charge is a percentage of the lesser of the NAV of the shares redeemed or the net cost of such shares. Shares that are not subject to a deferred sales charge are redeemed first.
           ---------------------------------------------------------

CLASS B SHARES -- Class B shares are not subject to a sales charge at the time of purchase. An order for Class B shares will be priced at the Fund's NAV next calculated after the order is accepted by the Fund. The Fund's NAV is generally calculated as of the close of trading on every day the New York Stock Exchange is open.

Class B shares are subject to a deferred sales charge if withdrawn within 5 years from the date of purchase. The deferred sales charge is a percentage of the NAV of the shares at the time they are redeemed or the original purchase price, whichever is less. Shares that are not subject to the deferred sales charge are redeemed first. Then, shares held the longest will be the first to be redeemed.

The amount of the deferred sales charge is based upon the number of years since the shares were purchased, as follows:

                        --------------------------------
                        NUMBER OF YEARS       DEFERRED
                        SINCE PURCHASE      SALES CHARGE
                        --------------------------------
                               1                 5%
                               2                 4%
                               3                 3%
                               4                 3%
                               5                 2%
                           6 and more            0%
                        --------------------------------

The   Distributor   will  waive  the  deferred   sales   charge  under   certain
circumstances. See "Waiver of the Deferred Sales Charge" below.

CLASS B DISTRIBUTION PLAN -- The Fund has adopted a Class B Distribution Plan that allows the Fund to pay distribution fees to the Distributor. The Distributor uses the fees to finance activities related to the sale of Class B shares and services to shareholders. The distribution fee is equal to 1.00% of the average daily net assets of the Fund's Class B shares. Because the distribution fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of a shareholder's investment and may cost an investor more than paying other types of sales charges.

Class B shares automatically convert to Class A shares on the eighth anniversary of purchase. This is advantageous because Class A shares are subject to a lower distribution fee than Class B shares. A pro rata amount of Class B shares purchased through the reinvestment of dividends or other distributions is also converted to Class A shares each time that shares purchased directly are converted.

CLASS C SHARES -- Class C shares are not subject to a sales charge at the time of purchase. An order for Class C shares will be priced at the Fund's NAV next calculated after the order is accepted by the Fund. The Fund's NAV is generally calculated as of the close of trading on every day the New York Stock Exchange is open.

Class C shares are subject to a deferred sales charge of 1.00% if withdrawn within one year from the date of purchase. The deferred sales charge is a percentage of the NAV of the shares at the time they are redeemed or the original purchase price, whichever is less. Shares that are not subject to the deferred sales charge are redeemed first. Then, shares held the longest will be the first to be redeemed. The Distributor will waive the deferred sales charge under certain circumstances. See "Waiver of the Deferred Sales Charge" below.

CLASS C DISTRIBUTION PLAN -- The Fund has adopted a Class C Distribution Plan that allows the Fund to pay distribution fees to the Distributor. The Distributor uses the fees to finance activities related to the sale of Class C shares and services to shareholders. The distribution fee is equal to 1.00% of the average daily net assets of the Fund's Class C shares. Because the distribution fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of a shareholder's investment and may cost an investor more than paying other types of sales charges.

WAIVER OF DEFERRED SALES CHARGE -- The Distributor will waive the deferred sales charge under the following circumstances:

* Upon the death of the shareholder if shares are redeemed within one year of the shareholder's death

* Upon the disability of the shareholder prior to age 65 if shares are redeemed within one year of the shareholder becoming disabled and the shareholder was not disabled when the shares were purchased

* In connection with required minimum distributions from a retirement plan qualified under Section 401(a), 401(k), 403(b) or 408 of the Internal Revenue Code

*  In connection  with  distributions  from  retirement  plans  qualified  under
   Section 401(a) or 401(k) of the Code for:

     -  returns of excess contributions to the plan
     -  retirement of a participant in the plan
     - a loan from the plan (loan repayments are treated as new sales for purposes of the deferred sales charge)

* Upon the financial hardship (as defined in regulations under the Code) of a participant in a plan

*  Upon termination of employment of a participant in a plan

*  Upon any other permissible withdrawal under the terms of the plan

CONFIRMATIONS AND STATEMENTS -- The Fund will send you a confirmation statement after every transaction that affects your account balance or registration. Certain automatic transactions may be confirmed on a quarterly basis including systematic withdrawals, automatic purchases and reinvested dividends. Each shareholder will receive a quarterly statement setting forth a summary of the transactions that occurred during the preceding quarter.

SELLING SHARES

Selling your shares of a Fund is called a "redemption," because the Fund buys back its shares. A stockholder may sell shares at any time. Shares will be sold at the NAV next determined after the order is accepted by the Fund's transfer agent, less any applicable deferred sales charge. Any share certificates representing Fund shares being sold must be returned with a request to sell the shares.

For selling recently purchased shares, if the Fund has not collected payment for the shares, it may delay sending the proceeds until it has collected payment, which may take up to 15 days.

BY MAIL -- To sell shares by mail, send a letter of instruction that includes:

*  The name and signature of the account owner(s)
*  The name of the Fund
*  The dollar amount or number of shares to sell
*  Where to send the proceeds
*  A signature guarantee if
     - The check will be mailed to a payee or address different than that of the account owner, or
     -  The sale of shares is more than $10,000.

--------------------------------------------------------------------------------
A SIGNATURE GUARANTEE helps protect against fraud. Banks, brokers, credit unions, national securities exchanges and savings associations provide signature guarantees. A notary public is not an eligible signature guarantor. For joint accounts, both signatures must be guaranteed.
--------------------------------------------------------------------------------

Mail your request to:

         Security Management Company, LLC
         700 SW Harrison Street
         Topeka, KS 66636-0001

Signature requirements vary based on the type of account you have:

* INDIVIDUAL OR JOINT TENANTS: Written instructions must be signed by an individual shareholder, or in the case of joint accounts, all of the shareholders, exactly as the name(s) appears on the account.

* UGMA OR UTMA: Written instructions must be signed by the custodian as it appears on the account.

* SOLE PROPRIETOR OR GENERAL PARTNER: Written instructions must be signed by an authorized individual as it appears on the account.

* CORPORATION OR ASSOCIATION: Written instructions must be signed by the person(s) authorized to act on the account. A resolution form, authorizing the signer to act, must accompany the request if not on file with the Fund.

*  TRUST: Written instructions must be signed by the trustee(s).  If the name of
   the  current   trustee(s)  does  not  appear  on  the  account,  a  certified certificate of incumbency dated within 60 days must also be submitted.

*  RETIREMENT: Written instructions must be signed by the account owner.

BY TELEPHONE -- If you selected this option on your account application, you may make redemptions from your account by calling 1-800-888-2461, extension 3127, on weekdays (except holidays) between 7:00 a.m. and 6:00 p.m. Central time. The Fund requires that requests for redemptions over $10,000 be in writing with signatures guaranteed. You may not close your account by telephone or redeem shares for which a certificate has been issued. If you would like to establish this option on an existing account, please call 1-800-888-2461, extension 3127. Shareholders may not redeem shares held in an IRA or 403(b)(7) account by telephone.

BY BROKER -- You may redeem your shares through your broker. Brokers may charge a commission upon the redemption of shares.

PAYMENT OF REDEMPTION PROCEEDS -- Payments may be made by check, wire transfer or electronic transfer.

BY CHECK. Redemption proceeds will be sent to the shareholder(s) on our records at the address on our records within seven days after receipt of a valid redemption request. For a charge of $15 deducted from redemption proceeds, the Investment Manager will provide a certified or cashier's check, or send the redemption proceeds by express mail, upon the shareholder's request.

BY WIRE. Your redemption proceeds will be wired directly into your designated bank account, normally on the next business day after receipt of your redemption request is received. There is no limitation on redemptions by wire. However, there is a $15 fee for each wire and your bank may charge an additional fee to receive the wire. If you would like to establish this option on an existing account, please call 1-800-888-2461, extension 3127, to sign up for this service. Wire redemptions are not available for retirement accounts.

BY ELECTRONIC TRANSFER. If you have established this option, your redemption proceeds will be transferred electronically to your predesignated bank account. To establish this option on an existing account, please call 1-800-888-2461, extension 3127, to request the appropriate form.

DIVIDENDS AND TAXES

Each Fund pays its shareholders dividends from its net investment income, and distributes any net capital gains that it has realized, at least annually. Your dividends and distributions will be reinvested in the Fund, unless you instruct the Investment Manager otherwise. There are no fees or sales charges on reinvestments.

TAXABILITY OF DISTRIBUTIONS -- Fund dividends and distributions are taxable to shareholders (unless your investment is in an IRA or other tax-advantaged retirement account) whether you reinvest your dividends or distributions or take them in cash. If the Fund declares a distribution in October, November or December but pays it in January, you may be taxed on that distribution as if you received it in the previous year. In general, distributions from the Fund are taxable as follows:

             ------------------------------------------------------
                 TYPE OF        TAX RATE FOR       TAX RATE FOR 28%
              DISTRIBUTION       15% BRACKET       BRACKET OR ABOVE
             ------------------------------------------------------
                 Income           Ordinary             Ordinary
                dividends        Income rate         Income rate

               Short-term         Ordinary             Ordinary
              capital gains      Income rate         Income rate

                Long-term
              capital gains          10%                 20%
             ------------------------------------------------------

The  Fund  will  mail  you   information   concerning  the  tax  status  of  the
distributions for each calendar year on or before January 31 of each year.

TAXES ON SALES OR EXCHANGES -- You may be taxed on any sale or exchange of Fund shares. Tax-deferred retirement accounts do not generate a tax liability unless you are taking a distribution or making a withdrawal.

The table above can provide a guide for your potential tax liability when selling or exchanging Fund shares. "Short-term capital gains" applies to Fund shares sold or exchanged up to 12 months after buying them. "Long-term capital gains" applies to shares held for more than 12 months.

You should consult your tax professional about federal, state and local tax consequences to you of an investment in the Fund. Please see the Statement of Additional Information for additional tax information.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of the Fund is computed as of the close of regular trading hours on the New York Stock Exchange (normally 3 p.m. Central time) on days when the Exchange is open. The Exchange is open Monday through Friday, except on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The Fund's NAV is generally based upon the market value of securities held in the Fund's portfolio. If market values are not available, the fair value of securities is determined using procedures approved by the Fund's Board of Directors.

Foreign securities are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Foreign securities may trade in their primary markets on weekends or other days when the Fund does not price its shares. Therefore, the NAV of Funds holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the Funds.

SHAREHOLDER SERVICES

ACCUMULATION PLAN -- An investor may choose to invest in the Fund through a voluntary Accumulation Plan. This allows for an initial investment of $100 minimum and subsequent investments of $20 minimum at any time. An Accumulation Plan involves no obligation to make periodic investments, and is terminable at will.

Payments are made by sending a check to the Distributor who (acting as an agent for the dealer) will purchase whole and fractional shares of the Fund as of the close of business on such day as the payment is received. The investor will receive a confirmation and statement after each investment.

Investors may choose to use "Secur-O-Matic" (automatic bank draft) to make their Fund purchases. There is no additional charge for choosing to use Secur-O-Matic. An application for Secur-O-Matic may be obtained from the Fund.

SYSTEMATIC WITHDRAWAL PROGRAM -- Stockholders who wish to receive regular monthly, quarterly, semiannual, or annual payments of $25 or more may establish a Systematic Withdrawal Program. A stockholder may elect a payment that is a specified percentage of the initial or current account value or a specified dollar amount. A Systematic Withdrawal Program will be allowed only if shares with a current offering price of $5,000 or more are deposited with the Investment Manager, which will act as agent for the stockholder under the Program. Shares are liquidated at net asset value. The Program may be terminated on written notice, or it will terminate automatically if all shares are liquidated or withdrawn from the account.

A stockholder may establish a Systematic Withdrawal Program with respect to Class B shares without the imposition of any applicable contingent deferred sales charge, provided that such withdrawals do not in any 12-month period, beginning on the date the Program is established, exceed 10 percent of the value of the account on that date ("Free Systematic Withdrawals"). Free Systematic Withdrawals are not available if a Program established with respect to Class B shares provides for withdrawals in excess of 10 percent of the value of the account in any Program year and, as a result, all withdrawals under such a Program would be subject to any applicable contingent deferred sales charge. Free Systematic Withdrawals will be made first by redeeming those shares that are not subject to the contingent deferred sales charge and then by redeeming shares held the longest. The contingent deferred sales charge applicable to a redemption of Class B shares requested while Free Systematic Withdrawals are being made will be calculated as described under "Waiver of Deferred Sales Charge," page 9. A Systematic Withdrawal form may be obtained from the Fund.

EXCHANGE PRIVILEGE -- Stockholders who own shares of the Fund may exchange those shares for shares of the other mutual funds distributed by the Distributor or for shares of Security Cash Fund at net asset value. The other mutual funds currently distributed by the Distributor include Security Equity, Ultra, Growth and Income, Asset Allocation, Global, Value, Small Company, Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield, Emerging Markets Total Return, Global Asset Allocation, Global High Yield and Municipal Bond Funds. Exchanges may be made only in those states where shares of the fund into which an exchange is to be made are qualified for sale. No service fee is presently imposed on such an exchange. Class A and Class B shares of the Fund may be exchanged for Class A and Class B shares, respectively, of another fund distributed by the Distributor or for shares of Security Cash Fund, a money market fund that offers a single class of shares. Any applicable contingent deferred sales charge will be imposed upon redemption and calculated from the date of the initial purchase without regard to the time shares were held in Security Cash Fund. For tax purposes, an exchange is a sale of shares which may result in a taxable gain or loss. Special rules may apply to determine the amount of gain or loss on an exchange occurring within ninety days after the exchanged shares were acquired. Exchanges are made upon receipt of a properly completed Exchange Authorization form. A current prospectus of the fund into which an exchange is made will be given to each stockholder exercising this privilege.

To exchange shares by telephone, a stockholder must hold shares in non-certificate form and must either have completed the Telephone Exchange section of the application or a Telephone Transfer Authorization form which may be obtained from the Investment Manager. Once authorization has been received by the Investment Manager, a stockholder may exchange shares by telephone by calling the Fund at (800) 888-2461, extension 3127, on weekdays (except holidays) between the hours of 7:00 a.m. and 6:00 p.m. Central time. Exchange requests received by telephone after the close of the New York Stock Exchange (normally 3 p.m. Central time) will be treated as if received on the next business day. A stockholder who authorizes telephone exchanges authorizes the Investment Manager to act upon the instructions of any person by telephone to exchange shares between any identically registered accounts with the Funds listed above. The Investment Manager has established procedures to confirm that instructions communicated by telephone are genuine and may be liable for any losses due to fraudulent or unauthorized instructions if it fails to comply with its procedures. The Investment Manager's procedures require that any person requesting an exchange by telephone provide the account registration and number and the owner's tax identification number and such instructions must be received on a recorded line. Neither the Fund, the Investment Manager nor the Distributor shall be liable for any loss, liability, cost or expense arising out of any request, including any fraudulent request, provided the Investment Manager complied with its procedures. Thus, a stockholder who authorizes telephone exchanges may bear the risk of loss from a fraudulent or unauthorized request. The exchange privilege, including telephone exchanges, may be changed or discontinued at any time by either the Investment Manager or the Fund upon 60 days' notice to stockholders.

In periods of severe market or economic conditions, the telephone exchange of shares may be difficult to implement and stockholders should make exchanges by writing to Security Distributors, Inc., 700 Harrison, Topeka, Kansas 66636-0001.

RETIREMENT PLANS -- The Fund has available tax-qualified retirement plans for individuals, prototype plans for the self-employed, pension and profit sharing plans for corporations and custodial accounts for employees of public school systems and organizations meeting the requirements of Section 501(c)(3) of the Internal Revenue Code. Further information concerning these plans is contained in the Fund's Statement of Additional Information.

GENERAL INFORMATION

ORGANIZATION -- The Articles of Incorporation of Security Equity Fund provide for the issuance of an indefinite number of shares of common stock in one or more classes or series. Security Equity Fund has authorized capital stock of $.25 par value and currently issues its shares in six series, Equity Fund, Global Fund, Asset Allocation Fund, Social Awareness Fund, Value Fund and Small Company Fund. The shares of each series of Security Equity Fund represent a pro rata beneficial interest in that series' net assets and in the earnings and profits or losses derived from the investment of such assets.

The Fund currently issues three classes of shares which participate proportionately based on their relative net asset values in dividends and distributions and have equal voting, liquidation and other rights except that
(i) expenses related to the distribution of each class of shares or other expenses that the Board of Directors may designate as class expenses from time to time, are borne solely by each class; (ii) each class of shares has exclusive voting rights with respect to any Distribution Plan adopted for that class;
(iii) each class has different exchange privileges; and (iv) each class has a different designation. When issued and paid for, the shares will be fully paid and nonassessable by the Fund. Shares may be exchanged as described above under "Exchange Privilege," but will have no other preference, conversion, exchange or preemptive rights. Shares are transferable, redeemable and assignable and have cumulative voting privileges for the election of directors.

On certain matters, such as the election of directors, all shares of the series of Security Equity Fund vote together, with each share having one vote. On other matters affecting a particular series, such as the investment advisory contract or the fundamental policies, only shares of that series are entitled to vote, and a majority vote of the shares of that series is required for approval of the proposal.

The Fund does not generally hold annual meetings of stockholders and will do so only when required by law. Stockholders may remove directors from office by vote cast in person or by proxy at a meeting of stockholders. Such a meeting will be called at the written request of 10 percent of Security Equity Fund's outstanding shares.

STOCKHOLDER INQUIRIES -- Stockholders who have questions concerning their account or wish to obtain additional information, may call the Fund (see back cover for address and telephone numbers), or contact their securities dealer.

The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate than an investor would have earned (or lost) on an investment in the Fund assuming reinvestment of all dividends and distributions. This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.



                    Net                      Net                                     Distri-
   Fiscal          asset         Net        gain on        Total        Dividends     butions
   period          value      investment   securities      from        (from net       (from      Total
   ended         beginning      income    (realized &    investment     investment    capital    distri-
September 30     of period      (loss)     unrealized)   operations      Income)       gains)    butions
-----------------------------------------------------------------------------------------------------------
                                   SOCIAL AWARENESS FUND (CLASS A)
1997(b)(c)(d)    $   15.00   $     0.08  $       2.91   $     2.99     $     --      $  --      $  --

                                   SOCIAL AWARENESS FUND (CLASS B)
1997(b)(c)(d)    $   15.00   $    (0.08) $       2.89   $     2.81     $     --      $  --      $  --


                                              Net                     Ratio of
   Fiscal                                    assets       Ratio of    net income
   period        Net asset      Total       end of       expenses     (loss) to   Portfolio
   ended         value end      Return      period      to average     average    turn-over
September 30     of period       (a)      (thousands)   net assets   net assets     rate
--------------------------------------------------------------------------------------------
                                   SOCIAL AWARENESS FUND (CLASS A)
1997(b)(c)(d)    $   17.99      19.93%   $     6,209         0.67%        0.57%         38%

                                   SOCIAL AWARENESS FUND (CLASS B)
1997(b)(c)(d)    $   17.81      18.73%   $     3,641         1.84%      (0.60%)         38%


(a) Total return information does not reflect deduction of any sales charge imposed at the time of purchase for Class A shares or upon redemption for Class B shares.

(b) Fund expenses were reduced by the Investment Manager during the period, and expense ratios absent such reimbursement would have been as follows:

                                            1997
                                            ----
                           Class A          1.70%
                           Class B          2.80%

(c) Net investment income was computed using the average month-end shares outstanding throughout the period.

(d) Social Awareness Fund was initially capitalized on November 4,1996, with a net asset value of $15 per share. Percentage amounts for the period have been annualized, except for total return.

APPENDIX A
CLASS A SHARES
REDUCED SALES CHARGES

Initial sales charges may be reduced or eliminated for persons or organizations purchasing Class A shares of the Fund alone or in combination with Class A shares of other Security Funds.

For purposes of qualifying for reduced sales charges on purchases made pursuant to Rights of Accumulation or a Statement of Intention, the term "Purchaser" includes the following persons: an individual, his or her spouse and children under the age of 21; a trustee or other fiduciary of a single trust estate or single fiduciary account established for their benefit; an organization exempt from federal income tax under Section 501(c)(3) or (13) of the Internal Revenue Code; or a pension, profit-sharing or other employee benefit plan whether or not qualified under Section 401 of the Internal Revenue Code.

RIGHTS OF ACCUMULATION -- To reduce sales charges on purchases of Class A shares of the Fund, a Purchaser may combine all previous purchases of the Fund with a contemplated current purchase and receive the reduced applicable front-end sales charge. The Distributor must be notified when a sale takes place which might qualify for the reduced charge on the basis of previous purchases.

Rights of accumulation also apply to purchases representing a combination of the Class A shares of the Fund, and other Security Funds, except Security Cash Fund, in those states where shares of the fund being purchased are qualified for sale.

STATEMENT  OF  INTENTION  -- A  Purchaser  may  choose  to sign a  Statement  of
Intention within 90 days after the first purchase to be included thereunder, which will cover future purchases of Class A shares of the Fund, and other Security Funds, except Security Cash Fund. The amount of these future purchases shall be specified and must be made within a 13-month period (or 36-month period for purchases of $1 million or more) to become eligible for the reduced front-end sales charge applicable to the actual amount purchased under the Statement. Five percent (5%) of the amount specified in the Statement of Intention will be held in escrow shares until the statement is completed or terminated. These shares may be redeemed by the Fund if the Purchaser is required to pay additional sales charges.

A Statement of Intention may be revised during the 13-month (or, if applicable, 36-month) period. Additional Class A shares received from reinvestment of income dividends and capital gains distributions are included in the total amount used to determine reduced sales charges. A Statement of Intention may be obtained from the Fund.

REINSTATEMENT PRIVILEGE -- Stockholders who redeem their Class A shares of the Fund have a one-time privilege (1) to reinstate their accounts by purchasing Class A shares without a sales charge up to the dollar amount of the redemption proceeds; or (2) to the extent the redeemed shares would have been eligible for the exchange privilege, to purchase Class A shares of another of the Security Funds, without a sales charge up to the dollar amount of the redemption proceeds. To exercise this privilege, a stockholder must provide written notice and a check in the amount of the reinvestment to the Fund within thirty days after the redemption request; the reinstatement will be made at the net asset value on the date received by the Fund.

FOR MORE INFORMATION
--------------------------------------------------------------------------------
BY TELEPHONE -- Call 1-800-888-2461.

BY MAIL -- Write to:

  Security Management Company, LLC
  700 SW Harrison
  Topeka, KS 66636-0001

ON THE INTERNET -- Reports and other information about the Fund can be viewed online or downloaded from:

SEC:  http://www.sec.gov

SMC, LLC: http://www.securitybenefit.com

Additional information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the operation of the public reference room may be obtained by calling the Commission at 1-800-SEC-0330. Copies may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, DC 20549-6009.
--------------------------------------------------------------------------------

ANNUAL/SEMI-ANNUAL REPORT -- Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION -- The Fund's Statement of Additional Information and the Fund's annual or semi-annual report are available, without charge upon request by calling the Funds' toll-free telephone number 1-800-888-2461, extension 3127. Shareholder inquiries should be addressed to SMC, LLC, 700 SW Harrison Street, Topeka, Kansas 66636-0001, or by calling the Fund's toll-free telephone number listed above. The Fund's Statement of Additional Information is incorporated into this prospectus by reference.

The Fund's Investment Company Act file number is listed below:

Security Equity Fund..............    811-1136

SECURITY GROWTH AND INCOME FUND
SECURITY EQUITY FUND

  *  Equity Series
  *  Global Series
  *  Asset Allocation Series
  *  Social Awareness Series
  *  Value Series
  *  Small Company Series
  *  Enhanced Index Series
  *  International Series
  *  Select 25 Series

SECURITY ULTRA FUND





STATEMENT OF ADDITIONAL INFORMATION
JANUARY 31, 1999
RELATING TO THE PROSPECTUS DATED JANUARY 31,  1999
AS IT  MAY BE SUPPLEMENTED FROM TIME TO TIME
(785) 431-3127
(800) 888-2461


--------------------------------------------------------------------------------

INVESTMENT MANAGER
  Security Management Company, LLC
  700 SW Harrison Street
  Topeka, Kansas 66636-0001

UNDERWRITER
  Security Distributors, Inc.
  700 SW Harrison Street
  Topeka, Kansas 66636-0001

CUSTODIANS
  UMB Bank, N.A.
  928 Grand Avenue
  Kansas City, Missouri 64106

  The Chase Manhattan Bank
  4 Chase MetroTech Center
  Brooklyn, New York 11245

INDEPENDENT AUDITORS
  Ernst & Young LLP
  One Kansas City Place
  1200 Main Street
  Kansas City, Missouri 64105-2143

SECURITY GROWTH AND INCOME FUND
SECURITY EQUITY FUND
SECURITY ULTRA FUND

Members of The Security Benefit Group of Companies
700 SW Harrison, Topeka, Kansas 66636-0001


                              STATEMENT OF
                         ADDITIONAL INFORMATION
                            January 31, 1999
           (RELATING TO THE PROSPECTUS DATED JANUARY 31, 1999,
              AS IT MAY BE SUPPLEMENTED FROM TIME TO TIME)

     This Statement of Additional Information is not a Prospectus. It should be read in conjunction with the Prospectus dated January 31, 1999 as it may be supplemented from time to time. A Prospectus may be obtained by writing Security Distributors, Inc., 700 SW Harrison Street, Topeka, Kansas 66636-0001, or by calling (785) 431-3127 or (800) 888-2461, ext. 3127.


                            TABLE OF CONTENTS

                                                          Page


General Information.......................................   1
Investment Objective and Policies of the Funds............   2
   Security Growth and Income Fund........................   2
   Security Equity Fund...................................   4
     Equity Fund..........................................   4
     Global Fund..........................................   5
     Asset Allocation Fund................................   6
     Social Awareness Fund................................   8
     Value Fund...........................................   9
     Small Company Fund...................................   9
     Enhanced Index Fund..................................   9
     International Fund...................................   9
     Select 25 Fund.......................................   9
   Security Ultra Fund....................................  16
Investment Methods and Risk Factors.......................  17
Investment Policy Limitations.............................  35
   Security Growth and Income Fund's Fundamental Policies.  35
   Security Equity Fund's Fundamental Policies............  36
   Security Ultra Fund's Fundamental Policies.............  39
Officers and Directors....................................  40
Remuneration of Directors and Others......................  41
How to Purchase Shares....................................  42
   Alternative Purchase Options...........................  43
   Class A Shares.........................................  43
   Security Equity Fund's Class A Distribution Plan.......  43
   Class B Shares.........................................  44
   Class B Distribution Plan..............................  45
   Class C Shares.........................................
   Class C Distribution Plan..............................
   Calculation and Waiver of Contingent Deferred Sales
     Charges..............................................  45
   Arrangements With Broker-Dealers and Others............  46
   Purchases at Net Asset Value...........................  47
Accumulation Plan.........................................  48
Systematic Withdrawal Program.............................  48
Investment Management.....................................  48
   Portfolio Management...................................  53
   Code of Ethics.........................................  53
Distributor...............................................  55
Allocation of Portfolio Brokerage.........................  56
How Net Asset Value is Determined.........................  57
How to Redeem Shares......................................  58
   Telephone Redemptions..................................  59
How to Exchange Shares....................................  59
   Exchange by Telephone..................................  60
Dividends and Taxes.......................................  60
Organization..............................................  65
Custodian, Transfer Agent and Dividend-Paying Agent.......  65
Independent Auditors......................................  65
Performance Information...................................  66
Retirement Plans..........................................  67
Individual Retirement Accounts (IRAs).....................  68
Roth IRAs.................................................  69
Education IRAs............................................  69
SIMPLE IRAs...............................................  69
Pension and Profit-Sharing Plans..........................  69
403(b) Retirement Plans...................................  70
Simplified Employee Pension Plans (SEPPs).................  70
Financial Statements......................................  70
Appendix A................................................  71
Appendix B................................................  72

GENERAL INFORMATION


     Security Growth and Income Fund, Security Equity Fund and Security Ultra Fund were organized as Kansas corporations on February 2, 1944, November 27, 1961 and April 20, 1965, respectively. The name of Security Growth and Income Fund (formerly Security Investment Fund) was changed effective July 6, 1993. The Funds are registered with the Securities and Exchange Commission ("SEC") as investment companies. Such registration does not involve supervision by the SEC of the management or policies of the Funds. The Funds are open-end investment companies that, upon the demand of the investor, must redeem their shares and pay the investor the current net asset value thereof. (See "How to Redeem Shares," page 58.)

     Each of Security Growth and Income Fund ("Growth and Income Fund"), the Equity Series ("Equity Fund"), Global Series ("Global Fund"), Asset Allocation Series ("Asset Allocation Fund"), Social Awareness Series ("Social Awareness Fund"), Value Series ("Value Fund"), Small Company Series ("Small Company
Fund"), Enhanced Index Series ("Enhanced Index Fund"), International Series ("International Fund") and Select 25 Series ("Select 25 Fund") of Security Equity Fund, and Security Ultra Fund ("Ultra Fund") (collectively, the "Funds") has its own investment objective and policies which are described below. While there is no present intention to do so, the investment objective and policies of each Fund, unless otherwise noted, may be changed by its Board of Directors without the approval of stockholders. Each of the Funds is also required to operate within limitations imposed by its fundamental investment policies which may not be changed without stockholder approval. These limitations are set forth below under "Investment Policy Limitations," beginning on page 35. An investment in one of the Funds does not constitute a complete investment program.


     The value of the shares of each Fund fluctuates, reflecting fluctuations in the value of the portfolio securities and, to the extent it is invested in foreign securities, its net currency exposure. Each Fund may realize losses or gains when it sells portfolio securities and will earn income to the extent that it receives dividends or interest from its investments. (See "Dividends and Taxes," page 60.)


     The Funds' shares are sold to the public at net asset value, plus a sales commission which is allocated between the principal underwriter and dealers who sell the shares ("Class A Shares"), or at net asset value with a contingent deferred sales charge ("Class B Shares and Class C Shares"). (See "How to Purchase Shares," page 42.)

     Professional investment advice is provided to each Fund by Security Management Company, LLC (the "Investment Manager"). The Investment Manager has engaged OppenheimerFunds, Inc. ("Oppenheimer") to provide investment advisory services to Global Fund, Meridian Investment Management Corporation ("Meridian") to provide quantitative investment research and investment advisory services to the Asset Allocation Fund, Strong Capital Management, Inc. ("Strong) to provide investment advisory services to Small Company Fund and Bankers Trust Company ("Bankers Trust") to provide investment advisory services to Enhanced Index Fund and International Fund.


     The Funds receive investment advisory, administrative, accounting, and transfer agency services from the Investment Manager for a fee. The fee for each of the Growth and Income, Equity and Ultra Funds, on an annual basis, is 2% of the first $10 million of the average net assets, 1 1/2% of the next $20 million of the average net assets and 1% of the remaining average net assets of the respective Funds, determined daily and payable monthly. The fee paid by Global Fund, on an annual basis, is 2% of the first $70 million of the average net assets, and 1 1/2% of the remaining average net assets, determined daily and payable monthly.


     Separate fees are paid by Asset Allocation, Social Awareness, Value, Small Company, Enhanced Index, International and Select 25 Funds, to the Investment Manager for investment advisory, administrative and transfer agency services. The investment advisory fee for Asset Allocation, Social Awareness, Value, and Small Company Funds on an annual basis is equal to 1% of the average daily net assets of each Fund, calculated daily and payable monthly. The investment advisory fee for Enhanced Index and Select 25 Funds is equal to .75% of the average daily net assets of each Fund, calculated daily and payable monthly. The investment advisory fee for International Fund is equal to 1.10% of the average daily net assets of the Fund, calculated daily and payable monthly. The administrative fee for Asset Allocation Fund on an annual basis is equal to
 .045% of the average daily net assets of the Fund plus the greater of .10% of its average net assets or $60,000. The administrative fee for the Social Awareness, Value, Small Company, Enhanced Index and Select 25 Funds on an annual basis is equal to .09% of the average daily net assets of each respective Fund. The administrative fee for International Fund on an annual basis is equal to
 .045% of the average daily net assets of the Fund plus the greater of .10% of its average net assets or (i) $30,000 in the year ending January 31, 2000; (ii) $45,000 in the year ending January 31, 2001; or (iii) $60,000 in the year ending January 31, 2002 and thereafter. The transfer agency fee for the Asset
Allocation,   Social   Awareness,   Value,   Small  Company,   Enhanced   Index,
International and Select 25 Funds consists of an annual maintenance fee of $8.00 per account, and a transaction fee of $1.00 per transaction.

     The Investment Manager bears all expenses of the Funds (except Asset Allocation, Social Awareness, Value, Small Company, Enhanced Index, International and Select 25 Funds) except for its fees and the expenses of brokerage commissions, interest, taxes, Class B and Class C distribution fees, and extraordinary expenses approved by the Board of Directors of the Funds. The Asset Allocation, Social Awareness, Value, Small Company, Enhanced Index, International and Select 25 Funds pay all of their expenses not assumed by the Investment Manager or Security Distributors, Inc. (the "Distributor") as described under "Investment Management," page 48.

     The Investment Manager has agreed that the total annual expenses of any class or Series of a Fund (including the management fee and its other fees, but excluding interest, taxes, brokerage commissions, extraordinary expenses and Class B and Class C distribution fees) will not exceed any expense limitation imposed by any state. See "Investment Management," page 48 for a discussion of the Investment Manager and the Investment Management and Services Agreements.

     Under a Distribution Plan adopted with respect to the Class A shares of Small Company, Enhanced Index, International and Select 25 Funds, pursuant to Rule 12b-1 under the Investment Company Act of 1940, each such Fund is authorized to pay the Distributor an annual fee of .25% of the average daily net assets of the Class A shares of the respective Funds to finance various distribution-related activities. Under Distribution Plans adopted with respect to the Class B shares and Class C shares of the Funds, pursuant to Rule 12b-1, each Fund is authorized to pay the Distributor an annual fee of 1.00% of the average daily net assets of the Class B shares and Class C shares, respectively, of the Funds to finance various distribution-related activities. (See "Class A Distribution Plan," page 43, "Class B Distribution Plan," page 45 and "Class C Distribution Plan," page ____.)


INVESTMENT OBJECTIVE AND POLICIES OF THE FUNDS

SECURITY GROWTH AND INCOME FUND

     The investment objective of Growth and Income Fund is long-term growth of capital with a secondary emphasis on income. The value of Growth and Income Fund's shares will fluctuate with changes in the market value of the Fund's investments. The investment objective and policies of Growth and Income Fund may be altered by the Board of Directors without the approval of stockholders of the Fund. There can be no assurance that the stated investment objective will be achieved.

     The policy of Growth and Income Fund is to invest in a diversified portfolio which will ordinarily consist principally of common stocks (which may include ADRs), but may also include other securities when deemed advisable. Such other securities may include (i) securities convertible into common stocks; (ii) preferred stocks; (iii) debt securities issued by U.S. corporations; (iv) securities issued by the U.S. Government or any of its agencies or instrumentalities, including Treasury bills, certificates of indebtedness, notes and bonds; (v) securities issued by foreign governments, their agencies, and instrumentalities, and foreign corporations, provided that such securities are denominated in U.S. dollars; (vi) higher yielding, high risk debt securities (commonly referred to as "junk bonds"); and (vii) zero coupon securities. The Fund may also invest in warrants. However, such investment may not exceed 5% of its total assets valued at the lower of cost or market. Included in that amount, but not to exceed 2% of the value of the Fund's assets may be warrants which are not listed on the New York or American Stock Exchange. Warrants acquired by the Fund in units or attached to securities may be deemed to be without value. In the selection of securities for investment, the potential for appreciation and future dividends is given more weight than current dividends.

     Except when in a temporary defensive position, Growth and Income Fund will maintain at least 25% of its assets invested in securities selected for their capital growth potential, principally common stocks, and at least another 25% of its total assets invested in securities which provide income.

     With respect to Growth and Income Fund's investment in debt securities, there is no percentage limitation on the amount of the Fund's assets that may be invested in securities within any particular rating classification (see Appendix A for a more complete description of the corporate bond ratings), and the Fund may invest without limit in unrated securities. Growth and Income Fund may invest in securities rated Baa by Moody's Investors Service, Inc., or BBB by Standard & Poor's Corporation. Baa securities are considered to be "medium grade" obligations by Moody's and BBB is the lowest classification which is still considered an "investment grade" rating by Standard & Poor's. Bonds rated Baa by Moody's or BBB by Standard & Poor's have speculative characteristics and may be more susceptible than higher grade bonds to adverse economic conditions or other adverse circumstances which may result in a weakened capacity to make principal and interest payments. In addition, the Fund may invest in higher yielding, longer-term debt securities in the lower rating (higher risk) categories of the recognized rating services (commonly referred to as "junk bonds"). These include securities rated Ba or lower by Moody's or BB or lower by Standard & Poor's and are regarded as predominantly speculative with respect to the ability of the issuer to meet principal and interest payments. However, the Investment Manager will not rely principally on the ratings assigned by the rating services. Because Growth and Income Fund may invest in lower rated securities and unrated securities of comparable quality, the achievement of the Fund's investment objective may be more dependent on the Investment Manager's own credit analysis than would be the case if investing in higher rated securities.

     As discussed above, Growth and Income Fund may invest in foreign debt securities that are denominated in U.S. dollars. Such foreign debt securities may include debt of foreign governments, including Brady Bonds, and debt of foreign corporations. The Fund expects to limit its investment in foreign debt securities, excluding Canadian securities, to not more than 15% of its total assets and its investment in debt securities of issuers in emerging markets, excluding Brady Bonds, to not more than 5% of its net assets. See the discussion of the risks associated with investing in foreign securities and, in particular, Brady Bonds and emerging markets under "Investment Methods and Risk Factors."

     Growth and Income Fund may purchase securities on a "when issued" or "delayed delivery basis" in excess of customary settlement periods for the type of security involved. The Fund may purchase securities that are restricted as to disposition under the federal securities laws, provided that such securities are eligible for resale to qualified institutional investors pursuant to Rule 144A under the Securities Act of 1933 and subject to the Fund's policy that not more than 15% of its total assets will be invested in illiquid securities. From time to time, Growth and Income Fund may purchase government bonds or commercial notes for temporary defensive purposes. The Fund may also utilize repurchase agreements on an overnight basis or bank demand accounts, pending investment in securities or to meet potential redemptions or expenses. See the discussion of when issued securities, restricted securities, and repurchase agreements under "Investment Methods and Risk Factors" and see the discussion of restricted securities under the same heading in the prospectus.

     The Fund may enter into futures contracts (a type of derivative) to hedge all or a portion of its portfolio, or as an efficient means of adjusting its exposure to the stock market. The Fund will limit its use of futures contracts so that initial margin deposits or premiums on such contracts used for non-hedging purposes will not equal more than 5% of the Fund's net asset value. Futures contracts and the risks associated with such instruments are described in further detail under "Investment Methods and Risk Factors" below.

     The Fund may invest in real estate investment trusts ("REITs") and other real estate industry companies or companies with substantial real estate investments. See the discussion of real estate securities under "Investment Methods and Risk Factors."

     The Fund may also invest in zero coupon securities which are debt securities that pay no cash income but are sold at substantial discounts from their face value. Certain zero coupon securities also provide for the commencement of regular interest payments at a deferred date. See "Investment Methods and Risk Factors" for a discussion of zero coupon securities.

     Growth and Income Fund's policy is to diversify its investments among various industries, but freedom of action is reserved (at times when deemed appropriate for the attainment of its investment objectives) to invest up to 25% of its assets in one industry. This is a fundamental policy of Growth and Income Fund which cannot be changed without stockholder approval.


     There is no restriction on Growth and Income Fund's portfolio turnover, but it is the Fund's practice to invest its funds for long-term growth and secondarily for income. The portfolio turnover rate for Class A and Class B shares of the Fund for the fiscal years ended September 30, 1998, 1997 and 1996 was as follows: 1998 - 144%, 1997 - 124% and 1996 - 69%. Portfolio turnover is the percentage of the lower of security sales or purchases to the average portfolio value and would be 100% if all securities in the Fund were replaced within a period of one year. The Fund will not usually trade securities for short-term profits.


     SPECIAL RISKS OF HIGH YIELD INVESTING. Because Growth and Income Fund invests in the high yield, high risk debt securities (commonly referred to as "junk bonds") described above, its share price and yield are expected to fluctuate more than the share price and yield of a fund investing in higher quality, shorter-term securities. High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade bonds. A projection of an economic downturn, or higher interest rates, for example, could cause a decline in high yield bond prices because an advent of such events could lessen the ability of highly leveraged companies to make principal and interest payments on its debt securities. In addition, the secondary trading market for high yield bonds may be less liquid than the market for higher grade bonds, which can adversely affect the ability of Growth and Income Fund to dispose of its portfolio securities. Bonds for which there is only a "thin" market can be more difficult to value inasmuch as objective pricing data may be less available and judgment may play a greater role in the valuation process. Debt securities issued by governments in emerging markets can differ from debt obligations issued by private entities in that remedies from defaults generally must be pursued in the courts of the defaulting government, and legal recourse is therefore somewhat diminished. Political conditions, in terms of a government's willingness to meet the terms of its debt obligations, also are of considerable significance. There can be no assurance that the holders of commercial bank debt may not contest payments to the holders of debt securities issued by governments in emerging markets in the event of default by the governments under commercial bank loan agreements.


SECURITY EQUITY FUND


     Security Equity Fund currently issues its shares in nine series -- Equity Series ("Equity Fund"), Global Series ("Global Fund"), Asset Allocation Series ("Asset Allocation Fund"), Social Awareness Series ("Social Awareness Fund"), Value Series ("Value Fund"), Small Company Series ("Small Company Fund"), Enhanced Index Series ("Enhanced Index Fund"), International Series ("International Fund") and Select 25 Series ("Select 25 Fund"). The assets of each Series are held separate from the assets of the other Series and each Series has an investment objective which differs from that of the other Series. The investment objective and policies of each Series are described below. There are risks inherent in the ownership of any security and there can be no assurance that such investment objective will be achieved.


     Although there is no present intention to do so, the investment objective of the Funds may be altered by the Board of Directors without the approval of stockholders of the Fund.

EQUITY FUND

     The investment objective of Equity Fund is to provide a medium for investment in equity securities to complement fixed-obligation types of investments. Emphasis will be placed upon selection of those securities which in the opinion of the Investment Manager offer basic value and have the most long-term capital growth potential. Income potential will be considered in selecting investments, to the extent doing so is consistent with Equity Fund's investment objective of long-term capital growth.

     Equity Fund ordinarily will have at least 90% of its total assets invested in a broadly diversified selection of common stocks (which may include ADRs) and of preferred stocks convertible into common stocks. However, the Fund reserves the right to invest temporarily in fixed income securities or in cash and money market instruments. Equity Fund may invest in certificates of deposit issued by banks or other bank demand accounts, pending investment in other securities or to meet potential redemptions or expenses. Equity Fund's investment policy, with emphasis on investing in securities for potential capital enhancement possibilities, may involve a more rapid portfolio turnover than other investment companies.


     The portfolio turnover rate for Class A and Class B shares of Equity Fund for the fiscal years ended September 30, 1998, 1997 and 1996 was as follows:
1998 - 47%, 1997 - 66% and 1996 - 64%. Portfolio turnover is the percentage of the lower of security sales or purchases to the average portfolio value and would be 100% if all securities in the Fund were replaced within a period of one year.


     It is not the policy of Equity Fund to purchase securities for trading purposes. Nevertheless, securities may be disposed of without regard to the length of time held if such sales are deemed advisable in order to meet the Fund's investment objective. Equity Fund does not intend to purchase restricted stock.

GLOBAL FUND

     The investment objective of Global Fund is to seek long-term growth of capital primarily through investment in securities of companies domiciled in foreign countries and the United States. Global Fund will seek to achieve its objective through investment in a diversified portfolio of securities which under normal circumstances will consist primarily of various types of common stocks and equivalents (the following constitute equivalents: convertible debt securities, real estate investment trusts (REITs), warrants and options). The Fund may also invest in preferred stocks, bonds and other debt obligations, which include money market instruments of foreign and domestic companies and the U.S. Government and foreign governments, governmental agencies and international organizations. For a full description of the Fund's investment objective and policies, see the Prospectus.

     In seeking to achieve its investment objective, Global Fund may from time to time engage in the following investment practices:

     SETTLEMENT TRANSACTIONS. Global Fund may, for a fixed amount of United States dollars, enter into a forward foreign exchange contract for the purchase or sale of the amount of foreign currency involved in the underlying securities transactions. In so doing, the Fund will attempt to insulate itself against possible losses and gains resulting from a change in the relationship between the United States dollar and the foreign currency during the period between the date a security is purchased or sold and the date on which payment is made or received. This process is known as "transaction hedging."

     To effect the translation of the amount of foreign currencies involved in the purchase and sale of foreign securities and to effect the "transaction hedging" described above, the Fund may purchase or sell foreign currencies on a "spot" (i.e. cash) basis or on a forward basis whereby the Fund purchases or sells a specific amount of foreign currency, at a price set at the time of the contract, for receipt of delivery at a specified date which may be any fixed number of days in the future.

     Such spot and forward foreign exchange transactions may also be utilized to reduce the risk inherent in fluctuations in the exchange rate between the United States dollar and the relevant foreign currency when foreign securities are purchased or sold for settlement beyond customary settlement time (as described below). Neither type of foreign currency transaction will eliminate fluctuations in the prices of the Fund's portfolio or securities or prevent loss if the price of such securities should decline.


     PORTFOLIO HEDGING. When, in the opinion of the Fund's Sub-Adviser, OppenheimerFunds, Inc. ("Oppenheimer"), it is desirable to limit or reduce exposure in a foreign currency in order to moderate potential changes in the United States dollar value of the portfolio, Global Fund may enter into a forward foreign currency exchange contract by which the United States dollar value of the underlying foreign portfolio securities can be approximately matched by an equivalent United States dollar liability. The Fund may also enter into forward currency exchange contracts to increase its exposure to a foreign currency that Oppenheimer expects to increase in value relative to the United States dollar. The Fund will not attempt to hedge all of its portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by Oppenheimer. Hedging against a decline in the value of currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. The Fund intends to limit such transactions to not more than 70% of its total assets.


     FORWARD COMMITMENTS. Global Fund may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") because new issues of securities are typically offered to investors on that basis. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. This risk is in addition to the risk of decline in value of the Fund's other assets. Although the Fund will enter into such contracts with the intention of acquiring the securities, it may dispose of a commitment prior to settlement if Lexington deems it appropriate to do so.

     COVERED CALL OPTIONS. Global Fund may seek to preserve capital by writing covered call options on securities which it owns. Such an option on an underlying security would obligate the Fund to sell, and give the purchaser of the option the right to buy, that security at a stated exercise price at any time until a stated expiration date of the option.

     REPURCHASE AGREEMENTS. A repurchase agreement is a contract under which Global Fund would acquire a security for a relatively short period (usually not more than 7 days) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). Although the Fund may enter into repurchase agreements with respect to any portfolio securities which it may acquire consistent with its investment policies and restrictions, it is the Fund's present intention to enter into repurchase agreements only with respect to obligations of the United States Government or its agencies or instrumentalities to meet anticipated redemptions or pending investment or reinvestment of Fund assets in portfolio securities. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in United States Government securities. Repurchase agreements will be fully collateralized including interest earned thereon during the entire term of the agreement. If the institution defaults on the repurchase agreement, the Fund will retain possession of the underlying securities. If bankruptcy proceedings are commenced with respect to the seller, realization on the collateral by Global Fund may be delayed or limited and the Fund may incur additional costs. In such case, the Fund will be subject to risks associated with changes in market value of the collateral securities. The Fund may enter into repurchase agreements only with
(a) securities dealers that have a total capitalization of at least $40,000,000 and a ratio of aggregate indebtedness to net capital of no more than 4 to 1, or, alternatively, net capital equal to 6% of aggregate debit balances, or (b) banks that have at least $1,000,000,000 in assets and a net worth of at least $100,000,000 as of its most recent annual report. In addition, the aggregate repurchase price of all repurchase agreements held by the Fund with any broker shall not exceed 15% of the total assets of the Fund or $5,000,000, whichever is greater. The Fund will not enter into repurchase agreements maturing in more than seven days if the aggregate of such repurchase agreements and other illiquid investments would exceed 10%. The operating expenses of Global Fund can be expected to be higher than those of an investment company investing exclusively in United States securities.


     RULE 144A SECURITIES. Global Fund may purchase securities that are restricted as to disposition under the federal securities laws, provided that such restricted securities are eligible for resale to qualified institutional investors pursuant to Rule 144A under the Securities Act of 1933 and subject to the Fund's investment policy limitation that not more than 10% of its total assets will be invested in restricted securities which are not eligible for resale pursuant to Rule 144A. The Investment Manager, under procedures adopted by the Board of Directors, will determine whether securities eligible for resale under Rule 144A are liquid or not.

     Portfolio turnover rates for Class A and Class B shares of Global Fund for the fiscal years ended September 30, 1998, 1997 and 1996 were 122%, 132% and 142%, respectively. Portfolio turnover is the percentage of the lower of security sales or purchases to the average portfolio value and would be 100% if all securities in the Fund were replaced within a period of one year.


ASSET ALLOCATION FUND

     The investment objective of Asset Allocation Fund is to seek high total return, consisting of capital appreciation and current income. The Fund seeks this objective by following an asset allocation strategy that contemplates shifts among a wide range of investment categories and market sectors. The Fund will invest in the following investment categories: equity securities of domestic and foreign issuers, including common stocks, ADRs, preferred stocks, convertible securities and warrants; debt securities of domestic and foreign issuers, including mortgage-related and other asset-backed securities; exchange-traded real estate investment trusts (REITs); equity securities of companies involved in the exploration, mining, development, production and distribution of gold ("gold stocks"); zero coupon securities and domestic money market instruments. See "Investment Methods and Risk Factors" in the Prospectus for a discussion of the additional risks associated with investment in foreign securities and real estate securities, and see the discussion of the risks associated with investment in gold stocks below.

     Investment in gold stocks presents risks, because the prices of gold have fluctuated substantially over short periods of time. Prices may be affected by unpredictable monetary and political policies, such as currency devaluations or revaluations, economic and social conditions within an individual country, trade imbalances, or trade or currency restrictions between countries. The unstable political and social conditions in South Africa and unsettled political conditions prevailing in neighboring countries may have disruptive effects on the market prices of securities of South African companies.

     The Fund is not required to maintain a portion of its assets in each of the permitted investment categories. The Fund, however, will maintain under normal circumstances a minimum of 35% of its total assets in equity securities and 10% in debt securities. The Fund will not invest more than 55% of its total assets in money market instruments (except for temporary defensive purposes), more than 80% of its total assets in foreign securities, nor more than 20% of its total assets in gold stocks. The Fund will not invest 25% or more of its assets in the securities of any single country other than the United States.

     The Fund's Sub-Adviser, Meridian Investment Management Corporation ("Meridian"), conducts quantitative investment research and uses the research to strategically allocate the Fund's assets among the investment categories identified above, primarily on the basis of a quantitative asset allocation model. With respect to equity securities, the model analyzes a large number of equity securities based on the following factors: current earnings, earnings history, long-term earnings projections, current price, and risk. Meridian then determines which sectors within an identified investment category are deemed to be the most attractive relative to other sectors. For example, the model may indicate that a portion of the Fund's assets should be invested in the domestic equity category of the market and within this category that pharmaceutical stocks represent a sector with an attractive total return potential.

     Meridian identifies sectors of the domestic and international economy in which the Fund will invest and then determines which equity securities to purchase within the identified sectors.

     With respect to the selection of debt securities for the Fund, the asset allocation model provided by Meridian analyzes the prices of commodities and finished goods to arrive at an interest rate projection. The Investment Manager will determine the portion of the portfolio to allocate to debt securities and the duration of those securities based on the model's interest rate projections. Gold stocks and REITs will be analyzed in a manner similar to that used for equity securities. Money market instruments will be analyzed based on current returns and the current yield curve. The asset allocation model and stock selection techniques used by the Fund may evolve over time or be replaced by other asset allocation models and/or stock selection techniques. There is no assurance that the model will correctly predict market trends or enable the Fund to achieve its investment objective.

     The debt securities, including convertible securities, in which the Fund may invest will, at the time of investment, consist of "investment grade" bonds, which are bonds rated BBB or better by S&P or Baa or better by Moody's or that are unrated by S&P and Moody's but considered by the Investment Manager to be of equivalent credit quality. If the Fund holds a security whose rating drops below Baa or BBB, the Investment Manager will reevaluate the credit risk of the security in light of then current market conditions and determine whether to retain or dispose of the security. The Fund will not retain securities rated below Baa or BBB in an amount that exceeds 5% of its net assets. Securities rated BBB by S&P or Baa by Moody's have speculative characteristics as described in Appendix A.

     Asset Allocation Fund may invest in investment grade mortgage-backed securities (MBSs), including mortgage pass-through securities and collateralized mortgage obligations (CMOs). The Fund will not invest in an MBS if, as a result of such investment, 25% or more of its total assets would be invested in MBSs, including CMOs and mortgage pass-through securities. For a discussion of MBSs and the risks associated with such securities, see "Investment Methods and Risk Factors" - "Mortgage-Backed Securities" in the Prospectus.

     The Fund may invest up to 10%, at the time of investment, of its total assets in restricted securities, that are eligible for resale pursuant to Rule 144A under the Securities Act of 1933. See "Investment Methods and Risk Factors" in the Prospectus for a discussion of restricted securities. The Fund may also invest in shares of other investment companies as discussed under "Investment Methods and Risk Factors," below.

     The Fund may invest in zero coupon securities which are debt securities that pay no cash income but are sold at substantial discounts from their face value. Certain zero coupon securities also provide for the commencement of regular interest payments at a deferred date. See "Investment Methods and Risk Factors" for a discussion of zero coupon securities.

     The Fund may write covered call options and purchase put options on securities, financial indices and foreign currencies and may enter into futures contracts. The Fund may buy and sell futures contracts (and options on such contracts) to manage exposure to changes in securities prices and foreign currencies and as an efficient means of adjusting overall exposure to certain markets. It is the Fund's operating policy that initial margin deposits and premiums on options used for non-hedging purposes will not equal more than 5% of the Fund's net assets. The total market value of securities against which the Fund has written call options may not exceed 25% of its total assets. The Fund will not commit more than 5% of its total assets to premiums when purchasing put options. Futures contracts and options may not always be successful hedges and their prices can be highly volatile. Using futures contracts and options could lower the Fund's total return and the potential loss from the use of futures can exceed the Fund's initial investment in such contracts. Futures contracts and options and the risks associated with such derivative securities are described in further detail under "Investment Methods and Risk Factors" below.

     The Fund may not purchase securities of unseasoned issuers, including their predecessors, which have been in operation for less than three years, or equity securities of issuers which are not readily marketable if, at the time of investment, its aggregate investment in such securities would exceed 5% of its total assets.


     The Fund's investment in warrants may not exceed 5% of the value of the Fund's net assets. Included in that amount, but not to exceed 2.0% of the value of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchange. Warrants acquired by the Fund in units or attached to securities are deemed to be without value. The portfolio turnover rate for Class A and Class B shares of Asset Allocation Fund, for the fiscal years ended September 30, 1998, 1997 and 1996 was 45%, 79% and 75%, respectively. Portfolio turnover is the percentage of the lower of security sales or purchases to the average portfolio value and would be 100% if all securities in the Fund were replaced within a period of one year.


SOCIAL AWARENESS FUND

     The investment objective of Social Awareness Fund is to seek capital appreciation by investing in various types of securities which meet certain social criteria established for the Fund. Social Awareness Fund will invest in a diversified portfolio of common stocks (which may include ADRs), convertible securities, preferred stocks and debt securities. See "Investment Methods and Risk Factors" - "American Depositary Receipts." From time to time, the Fund may purchase government bonds or commercial notes on a temporary basis for defensive purposes.

     Securities selected for their appreciation possibilities will be primarily common stocks or other securities having the investment characteristics of common stocks, such as securities convertible into common stocks. Securities will be selected on the basis of their appreciation and growth potential. Securities considered to have capital appreciation and growth potential will often include securities of smaller and less mature companies. Such companies may present greater opportunities for capital appreciation because of high potential earnings growth, but may also involve greater risk. They may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. Their securities may trade less frequently and in limited volume, and only in the over-the-counter ("OTC") market or on smaller securities exchanges. As a result, the securities of smaller companies may have limited marketability and may be subject to more abrupt or erratic changes in value than securities of larger, more established companies. The Fund may also invest in larger companies where opportunities for above-average capital appreciation appear favorable and the Fund's social criteria are satisfied.

     The Social Awareness Fund may enter into futures contracts (a type of derivative) (or options thereon) to hedge all or a portion of its portfolio or as an efficient means of adjusting its exposure to the stock market. The Fund will limit its use of futures contracts so that initial margin deposits or premiums on such contracts used for non-hedging purposes will not equal more than 5% of the Fund's net assets. The Fund may also write call and put options on a covered basis and purchase put and call options on securities and financial indices. The aggregate market value of the Fund's portfolio securities covering call or put options will not exceed 25% of the Fund's net assets. See the discussion of options and futures contracts under "Investment Methods and Risk Factors." Under normal circumstances, the Social Awareness Fund will invest all of its assets in issuers that meet its social criteria as set forth below and that offer investment potential. Because of the limitations on investment imposed by the social criteria, the availability of investment opportunities for the Fund may be limited as compared to those of similar funds which do not impose such restrictions on investment.

     The Social Awareness Fund will not invest in securities of companies that engage in the production of nuclear energy, alcoholic beverages or tobacco products.

     In addition, the Fund will not invest in securities of companies that significantly engage in: (1) the manufacture of weapon systems; (2) practices that, on balance, have a detrimental effect on the environment; or (3) the gambling industry. The Fund will monitor the activities identified above to determine whether they are significant to an issuer's business. Significance may be determined on the basis of the percentage of revenue generated by, or the size of operations attributable to, such activities. The Fund may invest in an issuer that engages in the activities set forth above, in a degree that is not deemed significant by the Investment Manager. In addition, the Fund will seek out companies that have contributed substantially to the communities in which they operate, have a positive record on employment relations, have made substantial progress in the promotion of women and minorities or in the implementation of benefit policies that support working parents, or have taken notably positive steps in addressing environmental challenges.

     The Investment Manager will evaluate an issuer's activities to determine whether it engages in any practices prohibited by the Fund's social criteria. In addition to its own research with respect to an issuer's activities, the Investment Manager will also rely on other organizations that publish information for investors concerning the social policy implications of corporate activities. The Investment Manager may rely upon information provided by advisory  firms that  provide  social  research  on U.S.  corporations,  such as
Kinder, Lydenberg & Domini & Co., Inc., Franklin Insight, Inc. and Prudential-Bache Capital Funding. Investment selection on the basis of social attributes is a relatively new practice and the sources for this type of information are not well established. The Investment Manager will continue to identify and monitor sources of such information to screen issuers which do not meet the social investment restrictions of the Fund.


     If after purchase of an issuer's securities by Social Awareness Fund, it is determined that such securities do not comply with the Fund's social criteria, the securities will be eliminated from the Fund's portfolio within a reasonable time. This requirement may cause the Fund to dispose of a security at a time when it may be disadvantageous to do so. The portfolio turnover rate for Class A and Class B shares of Social Awareness Fund for the fiscal year ended September 30, 1998, was 41%. The annualized portfolio turnover rate for Class A and Class B shares for the period November 4, 1996 (date of inception) to September 30, 1997, was 38% for Social Awareness Fund. Portfolio turnover is the percentage of the lower of security sales or purchases to the average portfolio value and would be 100% if all securities in the Fund were replaced within a period of one year.


VALUE FUND

     The investment objective of the Value Fund is to seek long-term growth of capital. The Value Fund will seek to achieve its objective through investment in a diversified portfolio of securities. Under normal circumstances the Fund will consist primarily of various types of common stock, which may include ADRs, and securities convertible into common stocks which the Investment Manager believes are undervalued relative to assets, earnings, growth potential or cash flows. See the discussion of ADRs under "Investment Methods and Risk Factors." Under normal circumstances, the Fund will invest at least 65% of its total assets in the securities of companies which the Investment Manager believes are undervalued.

     The Value Fund may also invest in (i) preferred stocks; (ii) warrants;  and
(iii) investment grade debt securities (or unrated securities of comparable quality). The Value Fund may purchase securities on a "when-issued" or "delayed delivery basis" in excess of customary settlement periods for the type of security involved. The Fund may purchase securities which are restricted as to disposition under the federal securities laws, provided that such securities are eligible for resale to qualified institutional investors pursuant to Rule 144A under the Securities Act of 1933 and subject to the Fund's policy that not more than 15% of its net assets will be invested in illiquid securities. The Value Fund reserves the right to invest its assets temporarily in cash and money market instruments when, in the opinion of the Investment Manager, it is advisable to do so on account of current or anticipated market conditions. The Fund may utilize repurchase agreements on an overnight basis or bank demand accounts, pending investment in securities or to meet potential redemptions or expenses. See the discussion of when-issued securities, restricted securities and repurchase agreements under "Investment Methods and Risk Factors."


     The portfolio turnover rate for Class A and Class B shares of Value Fund for the fiscal year ended September 30, 1998, was 98%. The annualized portfolio turnover rate for Class A and Class B shares for the period May 1, 1997 (date of inception) to September 30, 1997, was 35% for Value Fund. Portfolio turnover is the percentage of the lower of security sales or purchases to the average portfolio value and would be 100% if all securities in the Fund were replaced within a period of one year. A 100% turnover rate is substantially greater than that of most mutual funds.


SMALL COMPANY FUND

     The investment objective of the Small Company Fund is to seek long-term growth of capital. The Fund invests primarily in equity securities of small market capitalization companies ("small company stocks"). Market capitalization means the total market value of a company's outstanding common stock. The Fund anticipates that under normal market conditions, the Fund will invest at least 65% of its assets in equity securities of domestic and foreign companies with market capitalizations of less than $1 billion at the time of purchase. The equity securities in which the Fund may invest include common stocks, preferred stocks (both convertible and non-convertible), warrants and rights. It is anticipated that the Fund will invest primarily in companies whose securities are traded on foreign or domestic stock exchanges or in the over-the-counter market ("OTC"). The Fund also may invest in securities of emerging growth companies, some of which may have market capitalizations over $1 billion. Emerging growth companies are companies which have passed their start-up phase and which show positive earnings and prospects of achieving significant profit and gain in a relatively short period of time.

     Under normal conditions, the Fund intends to invest primarily in small company stocks; however, the Fund is also permitted to invest up to 35% of its assets in equity securities of domestic and foreign issuers with a market capitalization of more than $1 billion at the time of purchase, debt obligations and domestic and foreign money market instruments, including bankers acceptances, certificates of deposit and discount notes of U.S. Government securities. Debt obligations in which the Fund may invest will be investment grade debt obligations, although the Fund may invest up to 5% of its assets in non-investment grade debt obligations. In addition, for temporary or emergency purposes, the Fund can invest up to 100% of total assets in cash, cash equivalents, U.S. Government securities, commercial paper and certain other money market instruments, as well as repurchase agreements collateralized by these types of securities. The Fund also may invest in reverse repurchase agreements and shares of non-affiliated investment companies. See the discussion of such securities under "Investment Methods and Risk Factors" in the Prospectus.

     The Fund may purchase an unlimited number of foreign securities, including securities of companies in emerging markets. The Fund may invest in foreign securities, either directly or indirectly through the use of depositary receipts. Depositary receipts, including American Depositary Receipts ("ADRs"), European Depository Receipts and American Depository Shares are generally issued by banks or trust companies and evidence ownership of underlying foreign securities. The Fund also may invest in securities of foreign investment funds or trusts (including passive foreign investment companies). See the discussion of foreign securities, emerging growth stocks, currency risk and ADRs under "Investment Methods and Risk Factors."

     Some of the countries in which the Fund may invest may not permit direct investment by outside investors. Investment in such countries may only be permitted through foreign government-approved or government-authorized investment vehicles, which may include other investment companies. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to limitation under the Investment Company Act of 1940. See "Investment Methods and Risk Factors" - "Shares of Other Investment Companies" for more information.

     The Fund may purchase and sell foreign currency on a spot basis and may engage in forward currency contracts, currency options and futures transactions for hedging or risk management purposes. See the discussion of currency risk under "Investment Methods and Risk Factors."

     At various times the Fund may invest in derivative instruments for hedging or risk management purposes or for any other permissible purpose consistent with the Fund's investment objective. Derivative transactions in which the Fund may engage include the writing of covered put and call options on securities and the purchase of put and call options thereon, the purchase of put and call options on securities indexes and exchange-traded options on currencies and the writing of put and call options on securities indexes. The Fund may enter into spread transactions and swap agreements. The Fund also may buy and sell financial futures contracts which may include interest-rate futures, futures on currency exchanges, and stock and bond index futures contracts. The Fund may enter into any futures contracts and related options without limit for "bona fide hedging" purposes (as defined in the Commodity Futures Trading Commission regulations) and for other permissible purposes, provided that aggregate initial margin and premiums on positions engaged in for purposes other than "bona fide hedging" will not exceed 5% of its net asset value, after taking into account unrealized profits and losses on such contracts. See "Investment Methods and Risk Factors" for more information on options, futures (and options thereon) and other derivative instruments.

     The Fund may acquire warrants which are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher that the value of the stock at the time of issuance), on a specified date, during a specified period, or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. The Fund may purchase warrants, valued at the lower of cost or market value, of up to 5% of the Fund's net assets. Included in that amount, but not to exceed 2% of the Fund's net assets, may be warrants that are not listed on any recognized U.S. or foreign stock exchange. Warrants acquired by the Fund in units or attached to securities are not subject to these restrictions.

     The Fund may engage in short selling against the box, provided that no more that 15% of the value of the Fund's net assets is in deposits on short sales against the box at any one time. The Fund also may invest in real estate investment trusts ("REITs") and other real estate industry companies or companies with substantial real estate investments. See the discussion of real estate securities under "Investment Methods and Risk Factors."

     The Fund may invest in restricted securities, including Rule 144A securities. See the discussion of restricted securities under "Investment Methods and Risk Factors." The Fund also may invest without limitation in securities purchased on a when-issued or delayed delivery basis as discussed under "Investment Methods and Risk Factors."

     While there is careful selection and constant supervision by the Fund's Sub-Adviser, Strong Capital Management, Inc. ("Strong"), there can be no guarantee that the Fund's objective will be achieved. Strong invests in companies whose earnings are believed to be in a relatively strong growth trend, and, to a lesser extent, in companies in which significant further growth is not anticipated but which are perceived to be undervalued. In identifying companies with favorable growth prospects, Strong considers factors such as prospects for above-average sales and earnings growth; high return on invested capital; overall financial strength; competitive advantages, including innovative products and services; effective research, product development and marketing; and stable, capable management.

     Investing in securities of small-sized and emerging growth companies may involve greater risks than investing in larger, more established issuers since these securities may have limited marketability and, thus, they may be more volatile than securities of larger, more established companies or the market averages in general. Because small-sized companies normally have fewer shares outstanding than larger companies, it may be more difficult for the Fund to buy or sell significant numbers of such shares without an unfavorable impact on prevailing prices. Small-sized companies may have limited product lines, markets or financial resources and may lack management depth. In addition, small-sized companies are typically subject to wider variations in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning small-sized companies than for larger, more established ones.

     Securities of issuers in "special situations" also may be more volatile, since the market value of these securities may decline in value if the anticipated benefits do not materialize. Companies in "special situations" include, but are not limited to, companies involved in an acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer, a breakup or workout of a holding company; litigation which, if resolved favorably, would improve the value of the companies' securities; or a change in corporate control.

     Although investing in securities of emerging growth companies or issuers in "special situations" offers potential for above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies' shares could significantly decline in value. Therefore, an investment in the Fund may involve a greater degree of risk than an investment in other mutual funds that seek long-term growth of capital by investing in better-known, larger companies.


     The annualized portfolio turnover rate for Class A and Class B shares for the period October 15, 1997 (date of inception) to September 30, 1998 was 366% for Small Company Fund. Portfolio turnover is the percentage of the lower of securities sales or purchases to the average portfolio value and would be 100% if all securities in the Fund were replaced within a period of one year. A 100% turnover rate is substantially greater than that of most mutual funds.

SECURITY ENHANCED INDEX FUND

     The investment objective of the Security Enhanced Index Fund (the "Fund") is to outperform the Standard & Poor's 500 Composite Stock Price index (the "S&P 500(R) Index") through stock selection resulting in different weightings of common stocks relative to the index.

     The Fund will  include the common  stock of  companies  included in the S&P
500. The S&P 500 is an index of 500 common stocks, most of which trade on the New York Stock Exchange Inc. (the "NYSE"). The Sub-Adviser, Bankers Trust Company, believes that the S&P 500 is representative of the performance of publicly traded common stocks in the U.S. in general.

     In seeking to outperform the S&P 500, the Sub-Adviser starts with a portfolio of stocks representative of the holdings of the index. It then uses a set of quantitative criteria that are designed to indicate whether a particular stock will predictably generate returns that will exceed or be less than the performance of the S&P 500. Based on these criteria, the Sub-Adviser determines whether the Fund should overweight, underweight or hold a neutral position in the stock relative to the proportion of the S&P 500 that the stock represents. While the majority of the issues held by the Fund will have neutral weightings to the S&P 500, approximately 100 will be over or underweighted relative to the index. In addition, the Sub-Adviser may determine based on the quantitative criteria that certain S&P 500 stocks should not be held by the Fund in any amount. The Sub-Adviser believes that the various quantitative criteria used to determine which issues to over or underweight will balance each other so that the overall risk of the Fund will not be materially different than risk of the S&P 500 itself.

     The Sub-Adviser will not purchase the stock of its parent company, Bankers Trust New York Corporation, which is included in the S&P 500.

     ABOUT THE S&P 500. The S&P 500 is well-known stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all common stocks publicly traded in the United States, most of which are listed on the NYSE. Stocks in the S&P 500 are weighted according to their market capitalization (i.e., the number of shares outstanding multiplied by the stock's current price). The composition of the S&P 500 is determined by S&P and is based on such factors as the market capitalization and trading activity of each stock and its adequacy as a representation of stocks in a particular industry group, and may be changed from time to time. "Standard & Poor's (R)", "S&P 500(R) ", "Standard & Poor's 500", and "500" are trademarks of the McGraw-Hill Companies, Inc.

     The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of the McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the shareholders of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 to track general stock market performance. S&P has no obligation to take the needs of the Investment Manger, Bankers Trust or the shareholders of the Fund into consideration in determining, composing or calculating the S&P 500. S&P is not responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund, or in the determination or calculation of the Fund's net asset value. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.

     INVESTMENT CONSIDERATIONS. The Fund may be appropriate for investors who are willing to endure stock market fluctuations in pursuit of potentially higher long-term returns. The Fund invests primarily for growth. The Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term market movements.

     As a mutual fund investing primarily in common stocks, the Fund is subject to market risk --- i.e., the possibility that common stock prices will decline over short or even extended periods. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when prices generally decline.

     As a diversified mutual fund, no more than 5% of the assets of the Fund may be invested in the securities of one issuer (other than U.S. Government Securities), except that up to 25% of the Fund's assets may be invested without regard to this limitation. The Fund will not invest more than 25% of its assets in the securities of issuers in any one industry. In the unlikely event that the S&P 500 should concentrate to an extent greater than that amount, the Fund's ability to achieve its objective may be impaired. No more than 15% of the Portfolio's net assets may be invested in illiquid or not readily marketable securities (including repurchase agreements and time deposits with maturities of more than seven days).

     The Fund may maintain up to 25% of its assets in short-term debt securities and money market instruments to meet redemption requests or to facilitate investment in the securities of the S&P 500. Securities index futures contracts and related options, warrants and convertible securities may be used for several reasons: to simulate full investment in the S&P 500 while retaining a cash fund for management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns when a futures contract, option, warrant or convertible security is priced more attractively than the underlying equity security or S&P 500. These instruments may be considered derivatives. See "Investment Methods and Risk Factors" for more information about futures, options and warrants.

     The following discussion contains more detailed information about types of instruments in which the Fund may invest and strategies the Sub-Adviser may employ in pursuit of the Fund's investment objective.

     OTHER EQUITY SECURITIES. As part of one of the strategies used to outperform the S&P 500, the Fund may invest in the equity securities of companies that are not included in the S&P 500. These equity securities may include securities of companies that are the subject of publicly announced acquisitions or other major corporate transactions. Securities of some of these companies may perform much like a fixed income investment because the market anticipates that the transaction will likely be consummated, resulting in a cash payment for the securities. In such cases, the Fund may enter into securities index futures contracts and/or related options as described in this statement of additional information in order to maintain its exposure to the equity markets when investing in these companies. While this strategy is intended to generate additional gains for the Fund without materially increasing the risk to which the Fund is subject, there can be no assurance that the strategy will achieve its intended results. The Fund will not invest more than 25% of its total assets in equity securities of companies not included in the S&P 500.

     SHORT-TERM INSTRUMENTS. When the Fund experiences large cash inflows through the sale of securities and desirable equity securities that are consistent with the Fund's investment objective are unavailable in sufficient quantities or at attractive prices, the Fund may hold short-term investments for a limited time pending availability of such equity securities. Short-term instruments consist of: (i) short-term obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or by any of the states; (ii) other short-term debt securities rated AA or higher by S&P or Aa or higher by Moody's or, if unrated, of comparable quality in the opinion of the Sub-Advisor; (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and (v) repurchase agreements. At the time the Fund invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer's parent must have outstanding debt rated AA or higher by S&P or Aa or higher by Moody's or outstanding commercial paper or bank obligations rated A-1 by S&P or Prime-1 by Moody's; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of the Sub-Adviser.

     U.S. GOVERNMENT OBLIGATIONS. The Fund may invest in obligations issued or guaranteed by U.S. Government, its agencies or instrumentalities. These obligations may or may not be backed by the "full faith and credit" of the United States. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which the Fund may invest that are not backed by the full faith and credit of the United States include, but are not limited to, obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations, and obligations of the Federal Farm Credit System and the Federal Home Loan Banks, both of whose obligations may be satisfied only by the individual credits of each issuing agency. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank.

     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Funds may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and no interest accrues to the Portfolio until settlement takes place. See "Investment Methods and Risk Factors" - "When Issued Securities" for more information.

     EQUITY INVESTMENTS. The Fund may invest in equity securities listed on any domestic securities exchange or traded in the over-the-counter market as well as certain restricted or unlisted securities. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure.

     REVERSE REPURCHASE AGREEMENTS. The Fund may borrow funds for temporary or emergency purposes, such as meeting larger than anticipated redemption requests, and not for leverage, by among other things, agreeing to sell portfolio securities to financial institutions such as banks and broker-dealers and to repurchase them at a mutually agreed date and price (a "reverse repurchase agreement"). At the time the Fund enters into a reverse repurchase agreement it will place in a segregated custodial account cash or other liquid assets having a value equal to the repurchase price, including accrued interest. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities. Reverse repurchase agreements are considered to be borrowings by the Fund.

     CONVERTIBLE SECURITIES. Convertible securities may be debt securities or preferred stocks that may be converted into common stock or that carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

     The terms of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holders' claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of preferred stock, the holders' claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

     DERIVATIVES. The Fund may invest in various instruments that are commonly known as derivatives. Generally, a derivative is a financial arrangement, the value of which is based on, or "derived" from, a traditional security, asset, or market index. Some "derivatives" such as mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use the. There are a range of risks associated with those uses. Futures and options are commonly used for traditional hedging purposes to attempt to protect a fund from exposure to changing interest rates, securities prices or currency exchange rates and as a low cost method of gaining exposure to a particular securities market without investing directly in those securities.

     The Fund will only use derivatives for hedging purposes. While derivatives can be used as leveraged investments, the Fund may not use them to leverage its net assets. Derivatives will not be used to increase portfolio risk above the level that would be achieved using only traditional investment securities or to acquire exposure to changes in the value of assets or indices that by themselves would not be purchased for the Fund. The Fund will not invest in such instruments as part of a temporary defensive strategy (in anticipation of declining stock prices) to protect against potential market declines. See "Investment Methods and Risk Factors" for more information about options and futures.

     The portfolio turnover rate is not yet available for Enhanced Index Fund as it did not begin operations until January 1999. However, it is anticipated that the annual portfolio turnover ate will not exceed ____%. Portfolio turnover is the percentage of the lower of security sales or purchases to the average portfolio value and would be 100% if all securities in the Fund were replaced within a period of one year.

SECURITY INTERNATIONAL FUND

     The investment objective of the Fund is long-term capital appreciation from investment in foreign equity securities (or other securities with equity characteristics); the production of any current income is incidental to this objective. The Fund invests primarily in established companies based in developed countries outside the United States, but may also invest in emerging market securities. There can be no assurance that the investment objective of the Fund will be achieved.

     The Fund is designed for investors who are willing to accept short-term domestic and/or foreign stock market fluctuations in pursuit of potentially higher long-term returns.

     The Fund is not itself a balanced investment plan. Investors should consider their investment objective and tolerance for risk when making an investment decision.

     The value of the Fund's investments varies based upon many factors. Stock values fluctuate, sometimes dramatically, in response to the activities of individual companies and general market and economic conditions. Over time, however, stocks have shown greater long-term growth potential than other types of securities. Lower quality securities offer higher yields, but also carry more risk. Because many foreign investments are denominated in foreign currencies, changes in the value of these currencies can significantly affect the Fund's share price. General economic factors in the various world markets can also impact the value of an investor's investment. When an investor sells his or her shares, they may be worth more or less than what the investor paid for them.

     The following is a discussion of the various investments of and techniques employed by the Fund. Additional information about the investment policies of the Fund appears in "Investment Methods and Risk Factors" herein.

     Under normal circumstances, the Fund will invest at least 65% of the value of its total assets in the equity securities of foreign issuers, consisting of common stock and other securities with equity characteristics. These issuers are primarily established companies based in developed countries outside the United States. However the Fund may also invest in securities of issuers in underdeveloped countries. Investments in these countries will be based upon what the Sub-Adviser, Bankers Trust Company ("Bankers Trust"), believes to be an acceptable degree of risk in anticipation of superior returns. The Fund will at all times be invested in the securities of issuers based in a least three countries other than the United States. For further discussion of the unique risks associated with investing in foreign securities in both developed and underdeveloped countries, see "Investment Objectives and Risk Factors" - "Certain Risks of Foreign Investing".

     The Fund's investment will generally be diversified among several geographic regions and countries. Criteria for determining the appropriate distribution of investments among various countries and regions include the prospects for relative growth among foreign countries, expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships and the range of alternative opportunities available to international investors.

     In countries and regions with well-developed capital markets where more information is available, Bankers Trust will seek to select individual investments for the Fund. Criteria for selection of individual securities include the issuer's competitive position, prospects for growth, adviserial strength, earnings quality, underlying asset value, relative market value and overall marketability. The Fund may invest in securities of companies having various levels of net worth, including smaller companies whose securities may be more volatile than securities offered by larger companies with higher levels of net worth.

     In other countries and regions where capital markets are underdeveloped or not easily accessed and information is difficult to obtain, the Fund may choose to invest only at the market level. Here the Fund may seek to achieve country exposure through use of options or futures based upon an established index of securities issued by local issuers. Similarly, country exposure may also be achieved through investments in other registered investment companies. Restrictions on both these types of investment are more fully described below.

     The remainder of the Fund's assets will be invested in dollar and non-dollar denominated short-term instruments. These investments are subject to the conditions discussed in more detail below.

     The Fund invests primarily in common stocks and other securities with equity characteristics. For purposes of the Fund's policy of investing at least 65% of the value of its total assets in the equity securities of foreign issuers, "equity securities" are defined as common stock, preferred stock, trust or limited partnership interests, rights and warrants, and convertible securities (consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock). The Fund invests in securities listed on foreign or domestic securities exchanges and securities traded in foreign or domestic over-the-counter markets and may invest in restricted or unlisted securities.

     The Fund may also utilize the following investments and investment techniques and practices: American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRS"), European Depositary Receipts ("EDRs"), Rule 144A securities, when-issued and delayed deliver securities, securities lending, repurchase agreements, foreign currency exchange transactions, options on stocks, options on foreign stock indices, futures contracts on foreign stock indices, and options on futures contracts. See "Investment Methods and Risk Factors" for further information.

     The Fund intends to stay invested in the securities described above to the extent practical in light of its objective and long-term investment perspective. However the Fund assets may be invested in short-term instruments with remaining maturities of 397 days or less (or in money market mutual funds) to meet anticipated redemptions and expenses or for day-to-day operating purposes and when, in the Sub-Adviser's opinion, it is advisable to adopt a temporary defensive position because of unusual or adverse conditions affecting the equity markets. In addition, when the Fund experiences large cash inflows through the sale of securities, and desirable equity securities that are consistent with the Fund's investment objective are unavailable in sufficient quantities or at attractive prices, the Fund may hold short-term investments for a limited time pending availability of such equity securities. Short-term instruments consist of foreign and domestic: (i) short-term obligations of sovereign governments, their agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities rated Aa or higher by Moody's Investors Service, Inc. ("Moody's") or AA or higher by Standard & Poor's Ratings Group ("S&P") or, if unrated, of comparable quality in the opinion of the Sub-Adviser;
(iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and (v) repurchase agreements. At the time the Fund invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer's parent must have outstanding commercial paper or bank obligations rated Prime-1 by Moody's or A-1 by S&P; or, if no such rating are available, the instrument must be of comparable quality in the opinion of the Sub-Adviser. These instruments may be denominated in U.S. dollars or in foreign currencies that have been determined to be of high quality by a nationally recognized statistical rating organization, or if unrated, by the Sub-Adviser. For more information on these rating categories see the "Appendix".

     As a diversified mutual fund, no more than 5% of the assets of the Fund may be invested in the securities of one issuer (other than U.S. government securities), except that up to 25% of the Fund's assets may be invested without regard to this limitation. The Fund will not invest more than 25% of its assets in the securities of issuers in any one industry. No more than 15% of the Fund's net assets may be invested in illiquid or not readily marketable securities (including repurchase agreements and time deposits maturing in more than seven calendar days).

     The portfolio turnover rate is not yet available for International Fund as it did not begin operations until January 1999. However, it is anticipated that the annual portfolio turnover ate will not exceed ____%. Portfolio turnover is the percentage of the lower of security sales or purchases to the average portfolio value and would be 100% if all securities in the Fund were replaced within a period of one year.

SECURITY SELECT 25 FUND

     The investment objective of the Select 25 Fund is to seek long-term growth of capital. It is a diversified fund that pursues its objective by normally concentrating its investments in a core position of 20-30 common stocks of growth companies which have exhibited consistent above average earnings growth. The Investment Manager selects as the core position for the Fund, what it believes to be the premier growth companies. The Investment Manager uses a "bottom-up" approach in selecting growth stocks. Portfolio holdings will be replaced when one or more of the companies' fundamentals have changed and, in the opinion of the Investment Manager, it is no longer a premier growth company. There can be no assurance that the Fund's objective will be achieved.

     The Select 25 Fund may invest in (i) common stocks;  (ii) preferred stocks;
(iii) foreign securities (including ADRs); and (iv) investment grade debt securities (or unrated securities of comparable quality). The Fund may purchase securities on a "when-issued" or "delayed delivery basis" in excess of customary settlement periods for the type of security involved. The Fund may purchase securities which are restricted as to disposition under the federal securities laws, including securities that are eligible for resale to qualified institutional investors pursuant to Rule 144A under the Securities Act of 1933 and subject to the Fund's policy that not more than 15% of its net assets will be invested in illiquid securities. The Select 25 Fund reserves the right to invest its assets temporarily in cash and money market instruments when, in the opinion of the Investment Manager, it is advisable to do so on account of current or anticipated market conditions. The Fund may utilize repurchase agreements on an overnight basis or bank demand accounts, pending investment in securities or to meet potential redemptions or expenses. See the discussion of foreign securities, when issued securities, restricted securities and repurchase agreements under "Investment Methods and Risk Factors."

     The portfolio turnover rate is not yet available for the Select 25 Fund as it did not begin operations until January of 1999. However, it is anticipated that the annual portfolio turnover rate will normally be less than 25%. Portfolio turnover is the percentage of the lower of security sales or purchases to the average portfolio value and would be 100% if all securities in the Fund were replaced within a period of one year.


SECURITY ULTRA FUND

     The investment objective of Ultra Fund is to seek capital appreciation. Investment securities will be selected on the basis of their appreciation possibilities. Current income will not be a factor in selecting investments and any such income should be considered incidental.

     There can be no assurance that the investment objective of Ultra Fund will be achieved. Nevertheless, Ultra Fund hopes, by careful selection of individual securities and by supervision of the investment portfolio, to increase the value of the Fund's shares.

     Stocks considered to have growth potential will include securities of newer, unseasoned companies and may involve greater risks than investments in companies with demonstrated earning power. At times Ultra Fund may invest in warrants to purchase (or securities convertible into) common stocks or in other classes of securities which the Investment Manager believes will contribute to the attainment of its investment objective. Securities other than common stock may be held, but Ultra Fund will not normally invest in fixed income securities except for defensive purposes or to employ uncommitted cash balances. Ultra Fund expects that it may invest in certificates of deposit issued by banks or other bank demand accounts, pending investment in other securities or to meet potential redemptions or expenses. Ultra Fund will not concentrate its investments in a particular industry or group of industries. As a matter of operating policy, Ultra Fund may not invest in illiquid securities in excess of 15% of its net assets.

     The Fund may enter into futures contracts to hedge all or a portion of its portfolio, or as an efficient means of adjusting its exposure to the stock market. The Fund will limit its use of futures contracts so that initial margin deposits or premiums on such contracts used for non-hedging purposes will not equal more than 5% of the Fund's net asset value. Futures contracts and the risks associated with such instruments are described in further detail under "Investment Methods and Risk Factors" below.

     In seeking capital appreciation, Ultra Fund expects to trade to a substantial degree in securities for the short term. That is, Ultra Fund will be engaged essentially in trading operations based on short term market considerations, as distinct from long-term investments, based upon fundamental evaluation of securities. Investments for long-term profits are made when such action is considered to be sound and helpful to Ultra Fund's overall objective. This investment policy is very speculative and involves substantial risk. An investor should not consider a purchase of Ultra Fund's shares as equivalent to a complete investment program. Ultra Fund does not presently purchase letter or restricted stock.


     Since Ultra Fund will trade securities for the short term, the annual portfolio turnover rate generally may be expected to be greater than 100%. Portfolio turnover is the percentage of the lower of security sales or purchases to the average portfolio value and would be 100% if all securities in Ultra Fund were replaced within a period of one year. A 100% turnover rate is substantially greater than that of most mutual funds. The portfolio turnover rate for Class A and Class B shares of Ultra Fund for the fiscal years ended September 30, 1998, 1997 and 1996 was as follows: 1998 - 116%, 1997 - 68% and 1996 - 161%.


     Short-term investments increase portfolio turnover and brokerage costs to Ultra Fund and thus to its stockholders. Moreover, to the extent short-term transactions result in the realization of net gains in securities held less than one year, Ultra Fund's stockholders will be taxed on any such gains at ordinary income tax rates.

     Ultra Fund will not make short sales of securities unless at the time of such sales it owns or has the right to acquire, as a result of the ownership of convertible or exchangeable securities and without the payment of further consideration, an equal amount of such securities, and it will retain such securities so long as it is in a short position as to them. Should such securities be sold short, the underlying security will be valued at the asked price. Such short sales will be used by Ultra Fund only for the purpose of deferring recognition of gain or loss for federal income tax purposes.

     The foregoing investment objective and policies of Ultra Fund may be altered by the Board of Directors without the approval of stockholders.

INVESTMENT METHODS AND RISK FACTORS

     Some of the risk factors related to certain securities, instruments and techniques that may be used by one or more of the Funds are described in the "Investment Objectives and Policies" and "Investment Methods and Risk Factors" sections of the applicable Prospectus and in this Statement of Additional Information. The following is a description of certain additional risk factors related to various securities, instruments and techniques. The risks so described only apply to those Funds which may invest in such securities and instruments or which use such techniques. Also included is a general description of some of the investment instruments, techniques and methods which may be used by one or more of the Funds. The methods described only apply to those Funds which may use such methods. Although a Fund may employ the techniques, instruments and methods described below, consistent with its investment objective and policies and any applicable law, no Fund will be required to do so.

     SHARES OF OTHER INVESTMENT COMPANIES. Certain of the Funds may invest in shares of other investment companies. The Fund's investment in shares of other investment companies may not exceed immediately after purchase 10 percent of the Fund's total assets and no more than 5 percent of its total assets may be invested in the shares of any one investment company. Investment in the shares of other investment companies has the effect of requiring shareholders to pay the operating expenses of two mutual funds.


     REPURCHASE AGREEMENTS. Each of the Funds may utilize repurchase agreements on an overnight basis (or with maturities of up to seven days in the case of Global, Small Company, Enhanced Index and International Funds) wherein the Fund acquires a debt instrument for the short period, subject to the obligation of the seller to repurchase and the Fund to resell such debt instrument at a fixed price. Although each of the Funds may enter into repurchase agreements with respect to any portfolio securities which it may acquire consistent with its investment policies and restrictions, it is the intention of each Fund, except Small Company, Enhanced Index and International Funds to enter into repurchase agreements only with respect to obligations of the United States Government or its agencies or instrumentalities to meet anticipated redemptions or pending investment or reinvestment of Fund assets in portfolio securities. The Funds, except the Enhanced Index and International Funds, will enter into repurchase agreements only with (i) banks which are members of the Federal Reserve System, or (ii) securities dealers (if permitted to do so under the Investment Company Act of 1940) who are members of a national securities exchange or market makers in government securities. The Enhanced Index and International Funds may enter into repurchase agreements only with issuers who, individually or with the issuer's parent, have outstanding debt rated AA or higher by S&P or Aa or higher by Moody's or outstanding commercial paper or bank obligations rated A-1 by S&P or Prime-1 by Moody's; or if no such ratings are available, the instrument must be of comparable quality in the opinion of Bankers Trust. Such repurchase agreements may subject the Funds to the risks that (i) they may not be able to liquidate the securities immediately upon the insolvency of the other party, or
(ii) that amounts received in closing out a repurchase transaction might be deemed voidable preferences upon the bankruptcy of the other party. In the opinion of the Investment Manager, such risks are not material.


     WHEN ISSUED AND FORWARD COMMITMENT SECURITIES. Purchase or sale of securities on a "forward commitment" basis may be used to hedge against anticipated changes in interest rates and prices. The price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When issued securities and forward commitments may be sold prior to the settlement date, but the Funds will enter into when issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be; however, a Fund may dispose of a commitment prior to settlement if the Investment Manager deems it appropriate to do so. No income accrues on securities which have been purchased pursuant to a forward commitment or on a when issued basis prior to delivery of the securities. If a Fund disposes of the right to acquire a when issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. At the time a Fund enters into a transaction on a when issued or forward commitment basis, a segregated account consisting of cash or liquid securities equal to the value of the when issued or forward commitment securities will be established and maintained with its custodian and will be marked to market daily. There is a risk that the securities may not be delivered and that the Fund may incur a loss.


     AMERICAN DEPOSITARY RECEIPTS. Each of the Funds may purchase American Depositary Receipts ("ADRs") which are dollar-denominated receipts issued generally by U.S. banks and which represent the deposit with the bank of a foreign company's securities. ADRs are publicly traded on exchanges or over-the-counter in the United States. Investors should consider carefully the substantial risks involved in investing in securities issued by companies of foreign nations, which are in addition to the usual risks inherent in domestic investments. ADRs, European Depositary Receipts ("EDRs") and Global Depository Receipts (GDRs) or other securities convertible into securities of issuers based in foreign countries are not necessarily denominated in the same currency as the securities into which they may be converted. In general, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while EDRs (also referred to as Continental Depositary Receipts (CDRs"), in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. GDRs are global receipts evidencing a similar arrangement. For purposes of the Fund's investment policies, ADRs, EDRs and GDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR, EDR or GDR representing ownership of common stock will be treated as common stock.


     Depositary receipts are issued through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the cost of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

     RESTRICTED SECURITIES. Restricted securities cannot be sold to the public without registration under the Securities Act of 1933 ("1933 Act"). Unless registered for sale, restricted securities can be sold only in privately negotiated transactions or pursuant to an exemption from registration. Restricted securities are generally considered illiquid and, therefore, subject to the Fund's limitation on illiquid securities.

     Non-publicly traded securities (including Rule 144A Securities) may involve a high degree of business and financial risk which may result in substantial losses. The securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund. In particular, Rule 144A Securities may be resold only to qualified institutional buyers in accordance with Rule 144A under the Securities Act of 1933. Rule 144A permits the resale to "qualified institutional buyers" of "restricted securities" that, when issued, were not of the same class as securities listed on a U.S. securities exchange or quoted in the National Association of Securities Dealers Automated Quotation System (the "Rule 144A Securities"). A "qualified institutional buyer" is defined by Rule 144A generally as an institution, acting for its own account or for the accounts of other qualified institutional buyers, that in the aggregate owns and invests on a discretionary basis at least $100 million in securities of issuers not affiliated with the institution. A dealer registered under the Securities Exchange Act of 1934 (the "Exchange Act"), acting for its own account or the accounts of other qualified institutional buyers, that in the aggregate owns and invests on a discretionary basis at least $10 million in securities of issuers not affiliated with the dealer may also qualify as a qualified institutional buyer, as well as an Exchange Act registered dealer acting in a riskless principal transaction on behalf of a qualified institutional buyer.

     The Funds' Board of Directors is responsible for developing and establishing guidelines and procedures for determining the liquidity of Rule 144A Securities. As permitted by Rule 144A, the Board of Directors has delegated this responsibility to the Investment Manager or relevant Sub-Adviser. In making the determination regarding the liquidity of Rule 144A Securities, the Investment Manager or relevant Sub-Adviser will consider trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, the Investment Manager or relevant Sub-Adviser may consider: (1) the frequency of trades and quotes; (2) the number of dealers and potential purchasers; (3) dealer undertakings to make a market; and (4) the nature of the security and of the market place trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Investing in Rule 144A Securities and other restricted securities could have the effect of increasing the amount of a Fund's assets invested in illiquid securities to the extent that qualified institutional buyers become uninterested, for a time, in purchasing these securities.

     REAL ESTATE SECURITIES. Certain of the Funds may invest in equity securities of real estate investment trusts ("REITs") and other real estate industry companies or companies with substantial real estate investments and therefore, such Funds may be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.

     REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code, as amended (the "Code"). Finally, certain REITs may be self-liquidating in that a specific term of existence is provided for in the trust document. Such trusts run the risk of liquidating at an economically inopportune time.

     ZERO COUPON SECURITIES. Certain of the Funds may invest in certain zero coupon securities that are "stripped" U.S. Treasury notes and bonds. These Funds also may invest in zero coupon and other deep discount securities issued by foreign governments and domestic and foreign corporations, including certain Brady Bonds and other foreign debt and payment-in-kind securities. Zero coupon securities pay no interest to holders prior to maturity, and payment-in-kind securities pay interest in the form of additional securities. However, a portion of the original issue discount on zero coupon securities and the "interest" on payment-in-kind securities will be included in the investing Fund's income. Accordingly, for the Fund to qualify for tax treatment as a regulated investment company and to avoid certain taxes (see "Taxes" in the Statement of Additional Information), the Fund may be required to distribute an amount that is greater than the total amount of cash it actually receives. These distributions must be made from the Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. The Fund will not be able to purchase additional income-producing securities with cash used to make such distributions and its current income ultimately may be reduced as a result. Zero coupon and payment-in-kind securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest in cash.

     FOREIGN INVESTMENT RISKS. Investment in foreign securities involves risks and considerations not present in domestic investments. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The securities of non-U.S. issuers generally are not registered with the SEC, nor are the issuers thereof usually subject to the SEC's reporting requirements. Accordingly, there may be less publicly available information about foreign securities and issuers than is available with respect to U.S. securities and issuers. Foreign securities markets, while growing in volume, have for the most part substantially less volume than United States securities markets and securities of foreign companies are generally less liquid and at times their prices may be more volatile than prices of comparable United States companies. Foreign stock exchanges, brokers and listed companies generally are subject to less government supervision and regulation than in the United States. The customary settlement time for foreign securities may be longer than the customary settlement time for United States securities. A Fund's income and gains from foreign issuers may be subject to non-U.S. withholding or other taxes, thereby reducing its income and gains. In addition, with respect to some foreign countries, there is the increased possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political or social instability, or diplomatic developments which could affect the investments of the Fund in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, rate of savings and capital reinvestment, resource self-sufficiency and balance of payments positions.


     RISKS OF CONVERSION TO EURO. On January 1, 1999, eleven countries in the European Monetary Union will adopt the euro as their official currency. However, their current currencies (for example, the franc, the mark, and the lire) will also continue in use until January 1, 2002. After that date, it is expected that only the euro will be used in those countries. A common currency is expected to confer some benefits in those markets, by consolidating the government debt market for those countries and reducing some currency risks and costs. But the conversion to the new currency will affect the Funds operationally and also has potential risks, some of which are listed below. Among other things, the conversion will affect:

* issuers in which the Funds invest, because of changes in the competitive environment from a consolidated currency market and greater operational costs from converting to the new currency. This might depress stock values.

* vendors the Funds depend on to carry out their business, such as the custodian bank (which holds the foreign securities the Funds buy), the Investment Manager (which prices the Funds' investments to deal with the conversion to the euro) and brokers, foreign markets and securities depositories. If they are not prepared, there could be delays in settlements and additional costs to the Funds.

* exchange contracts and derivatives that are outstanding during the transition to the euro. The lack of currency rate calculations between the affected currencies and the need to update the Funds' contracts could pose extra costs to the Funds.

     The Investment Manager is upgrading its computer and bookkeeping systems to deal with the conversion. The Funds' custodian bank has advised the Investment Manager of its plans to deal with the conversion, including how it will update its record keeping systems and handle the redenomination of outstanding foreign debt. The possible effect of these factors on the Funds' investments cannot be determined with certainty at this time, but they may reduce the value of some of the Funds' holdings and increase its operational costs.


     BRADY BONDS. Growth and Income and Small Company Funds may invest in "Brady Bonds," which are debt restructurings that provide for the exchange of cash and loans for newly issued bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructuring under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady. Brady Bonds recently have been issued by the governments of Argentina, Brazil, Bulgaria, Costa Rica, Dominican Republic, Jordan, Mexico, Nigeria, The Philippines, Uruguay, Venezuela, Ecuador and
Poland, and are expected to be issued by other emerging market countries. Investors should recognize that Brady Bonds have been issued only recently and, accordingly, do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the secondary market for Latin American debt. The Salomon Brothers Brady Bond Index provides a benchmark that can be used to compare returns of emerging market Brady Bonds with returns in other bond markets, e.g., the U.S. bond market.

     Growth and Income Fund may invest only in collateralized Brady Bonds denominated in U.S. dollars. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on such bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at the time and is adjusted at regular intervals thereafter.

     EMERGING COUNTRIES. Certain Funds may invest in debt securities in emerging markets. Investing in securities in emerging countries may entail greater risks than investing in debt securities in developed countries. These risks include
(i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility;
(iii) certain national policies which may restrict the Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; and (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property.

     POLITICAL AND ECONOMIC RISKS. Investing in securities of non-U.S. companies may entail additional risks due to the potential political and economic instability of certain countries and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation by any country, a Fund could lose its entire investment in any such country.

     An investment in the Fund is subject to the political and economic risks associated with investments in emerging markets. Even though opportunities for investment may exist in emerging markets, any change in the leadership or policies of the governments of those countries or in the leadership or policies of any other government which exercises a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and thereby eliminate any investment opportunities which may currently exist.

     Investors should note that upon the accession to power of authoritarian regimes, the governments of a number of emerging market countries previously expropriated large quantities of real and personal property similar to the property which will be represented by the securities purchased by the Fund. The claims of property owners against those governments were never finally settled. There can be no assurance that any property represented by securities purchased by the Fund will not also be expropriated, nationalized, or otherwise confiscated. If such confiscation were to occur, the Fund could lose a substantial portion of its investments in such countries. The Fund's investments would similarly be adversely affected by exchange control regulation in any of those countries.

     RELIGIOUS AND ETHNIC INSTABILITY. Certain countries in which the Funds may invest may have vocal minorities that advocate radical religious or revolutionary philosophies or support ethnic independence. Any disturbance on the part of such individuals could carry the potential for wide-spread destruction or confiscation of property owned by individuals and entities foreign to such country and could cause the loss of the Fund's investment in those countries.

     FOREIGN INVESTMENT RESTRICTIONS. Certain countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Funds. As illustrations, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investments by foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals. Moreover, the national policies of certain countries may restrict investment opportunities in issuers or industries deemed sensitive to national interests. In addition, some countries require governmental approval for the repatriation of investment income, capital or the proceeds of securities sales by foreign investors. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investments.

     NON-UNIFORM CORPORATE DISCLOSURE STANDARDS AND GOVERNMENTAL REGULATION. Foreign companies are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. companies. In particular, the assets, liabilities and profits appearing on the financial statements of such a company may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. generally accepted accounting principles. Such securities held by Growth and Income Fund will not be registered with the SEC or regulators of any foreign country, nor will the issuers thereof be subject to the SEC's reporting requirements. Thus, there will be less available information concerning foreign issuers of such securities held by the Fund than is available concerning U.S. issuers. In instances where the financial statements of an issuer are not deemed to reflect accurately the financial situation of the issuer, the Investment Manager will take appropriate steps to evaluate the proposed investment, which may include interviews with its management and consultations with accountants, bankers and other specialists. There is substantially less publicly available information about foreign companies than there are reports and ratings published about U.S. companies and the U.S. Government. In addition, where public information is available, it may be less reliable than such information regarding U.S. issuers.

     ADVERSE MARKET CHARACTERISTICS. Securities of many foreign issuers may be less liquid and their prices more volatile than securities of comparable U.S. issuers. In addition, foreign securities exchanges and brokers generally are subject to less governmental supervision and regulation than in the U.S., and foreign securities exchange transactions usually are subject to fixed commissions, which generally are higher than negotiated commissions on U.S. transactions. In addition, foreign securities exchange transactions may be subject to difficulties associated with the settlement of such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause it to miss attractive opportunities. Inability to dispose of a portfolio security due to settlement problems either could result in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. The Investment Manager or relevant Sub-Adviser will consider such difficulties when determining the allocation of the Fund's assets.

     NON-U.S. WITHHOLDING TAXES. A Fund's investment income and gains from foreign issuers may be subject to non-U.S. withholding and other taxes, thereby reducing the Fund's investment income and gains.

     CURRENCY RISK. Because certain Funds, under normal circumstances, may invest substantial portions of its total assets in the securities of foreign issuers which are denominated in foreign currencies, the strength or weakness of the U.S. dollar against such foreign currencies will account for part of the Fund's investment performance. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of the Fund's holdings of securities denominated in such currency and, therefore, will cause an overall decline in the Fund's net asset value and any net investment income and capital gains to be distributed in U.S. dollars to shareholders of the Fund.

     The rate of exchange between the U.S. dollar and other currencies is determined by several factors including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the pace of business activity in certain other countries and the U.S., and other economic and financial conditions affecting the world economy.

     Although the Funds value assets daily in terms of U.S. dollars, the Funds do not intend to convert holdings of foreign currencies into U.S. dollars on a daily basis. A Fund will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference ("spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to sell that currency to the dealer.

PUT AND CALL OPTIONS:

     WRITING (SELLING) COVERED CALL OPTIONS. A call option gives the holder (buyer) the "right to purchase" a security or currency at a specified price (the exercise price) at any time until a certain date (the expiration date). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by repurchasing an option identical to that previously sold.

     Certain Funds may write (sell) "covered" call options and purchase options to close out options previously written by the Fund. In writing covered call options, the Fund expects to generate additional premium income which should serve to enhance the Fund's total return and reduce the effect of any price decline of the security or currency involved in the option. Covered call options will generally be written on securities or currencies which, in the opinion of the Investment Manager or relevant Sub-Adviser, are not expected to have any major price increases or moves in the near future but which, over the long term, are deemed to be attractive investments for the Fund.

     The Fund will write only covered call options. This means that the Fund will own the security or currency subject to the option or an option to purchase the same underlying security or currency, having an exercise price equal to or less than the exercise price of the "covered" option, or will establish and maintain with its custodian for the term of the option, an account consisting of cash or liquid securities having a value equal to the fluctuating market value of the optioned securities or currencies. In order to comply with the requirements of several states, the Fund will not write a covered call option if, as a result, the aggregate market value of all Fund securities or currencies covering call or put options exceeds 25% of the market value of the Fund's net assets. Should these state laws change or should the Fund obtain a waiver of their application, the Fund reserves the right to increase this percentage. In calculating the 25% limit, the Fund will offset, against the value of assets covering written calls and puts, the value of purchased calls and puts on identical securities or currencies with identical maturity dates.

     Fund securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with the Fund's investment objectives. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the Fund will not
do), but capable of enhancing the Fund's total return. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, but conversely, retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, the Fund has no control over when it may be required to sell the underlying securities or currencies, since it may be assigned an exercise notice at any time prior to the expiration of its obligations as a writer. If a call option which the Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security or currency.

     Call options written by the Fund will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, the Fund may purchase an underlying security or currency for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security or currency from its portfolio. In such cases, additional costs may be incurred.

     The premium received is the market value of an option. The premium the Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the historical price volatility of the underlying security or currency, and the length of the option period. Once the decision to write a call option has been made, the Investment Manager or relevant Sub-Adviser, in determining whether a particular call option should be written on a particular security or currency, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the Fund for writing covered call options will be recorded as a liability of the Fund. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed (close of the New York Stock Exchange), or, in the absence of such sale, the latest asked price. The option will be terminated upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security or currency upon the exercise of the option.

     The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Fund.

     WRITING (SELLING) COVERED PUT OPTIONS. A put option gives the purchaser of the option the right to sell, and the writer (seller) has the obligation to buy, the underlying security or currency at the exercise price during the option period (American style) or at the expiration of the option (European style). So long as the obligation of the writer continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to make payment of the exercise price against delivery of the underlying security or currency. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options. Certain Funds may write American or European style covered put options and purchase options to close out options previously written by the Fund.

     Certain Funds may write put options on a covered basis, which means that the Fund would either (i) maintain in a segregated account cash or liquid securities in an amount not less than the exercise price at all times while the put option is outstanding; (ii) sell short the security or currency underlying the put option at the same or higher price than the exercise price of the put option; or (iii) purchase an option to sell the underlying security or currency subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all times while the put option is outstanding. (The rules of a clearing corporation currently require that such assets be deposited in escrow to secure payment of the exercise price.) The Fund would generally write covered put options in circumstances where the Investment Manager or relevant Sub-Adviser wishes to purchase the underlying security or currency for the Fund's portfolio at a price lower than the current market price of the security or currency. In such event the Fund would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the Fund would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premiums received. Such a decline could be substantial and result in a significant loss to the Fund. In addition, the Fund, because it does not own the specific securities or currencies which it may be required to purchase in the exercise of the put, cannot benefit from appreciation, if any, with respect to such specific securities or currencies. In order to comply with the requirements of several states, the Fund will not write a covered put option if, as a result, the aggregate market value of all portfolio securities or currencies covering put or call options exceeds 25% of the market value of the Fund's net assets. Should these state laws change or should the Fund obtain a waiver of their application, the Fund reserves the right to increase this percentage. In calculating the 25% limit, the Fund will offset against the value of assets covering written puts and calls, the value of purchased puts and calls on identical securities or currencies.

     PREMIUM RECEIVED FROM WRITING CALL OR PUT OPTIONS. A Fund will receive a premium from writing a put or call option, which increases such Fund's return in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option and the volatility of the market price of the underlying security. By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss if the purchase price exceeds the market value plus the amount of the premium received, unless the security subsequently appreciates in value.

     CLOSING TRANSACTIONS. Closing transactions may be effected in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or, to permit the sale of the underlying security or currency. A Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. A Fund will realize a profit or loss from such transaction if the cost of such transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the purchase of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by such Fund.

     Furthermore, effecting a closing transaction will permit the Fund to write another call option on the underlying security or currency with either a different exercise price or expiration date or both. If the Fund desires to sell a particular security or currency from its portfolio on which it has written a call option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security or currency. There is, of course, no assurance that the Fund will be able to effect such closing transactions at a favorable price. If the Fund cannot enter into such a transaction, it may be required to hold a security or currency that it might otherwise have sold. When the Fund writes a covered call option, it runs the risk of not being able to participate in the appreciation of the underlying securities or currencies above the exercise price, as well as the risk of being required to hold on to securities or currencies that are depreciating in value. This could result in higher transaction costs. The Fund will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

     PURCHASING CALL OPTIONS. Certain Funds may purchase American or European call options. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Fund may purchase call options for the purpose of increasing its current return.

     Call options may also be purchased by a Fund for the purpose of acquiring the underlying securities or currencies for its portfolio. Utilized in this fashion, the purchase of call options enables the Fund to acquire the securities or currencies at the exercise price of the call option plus the premium paid. At times the net cost of acquiring securities or currencies in this manner may be less than the cost of acquiring the securities or currencies directly. This technique may also be useful to a Fund in purchasing a large block of securities or currencies that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security or currency itself, the Fund is partially protected from any unexpected decline in the market price of the underlying security or currency and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

     To the extent required by the laws of certain states, the Fund may not be permitted to commit more than 5% of its assets to premiums when purchasing call and put options. Should these state laws change or should the Fund obtain a waiver of their application, the Fund may commit more than 5% of its assets to premiums when purchasing call and put options. The Fund may also purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. Call options may also be purchased at times to avoid realizing losses. For example, where the Fund has written a call option on an underlying security or currency having a current market value below the price at which such security or currency was purchased by the Fund, an increase in the market price could result in the exercise of the call option written by the Fund and the realization of a loss on the underlying security or currency with the same exercise price and expiration date as the option previously written.

     PURCHASING PUT OPTIONS. Certain Funds may purchase put options. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. A Fund may purchase a put option on an underlying security or currency (a "protective put") owned by the Fund as a defensive technique in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security's market price or currency's exchange value. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security or currency is eventually sold.

     A Fund may purchase put options at a time when the Fund does not own the underlying security or currency. By purchasing put options on a security or currency it does not own, the Fund seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

     DEALER OPTIONS. Certain Funds may engage in transactions involving dealer options. Certain risks are specific to dealer options. While the Fund would look to a clearing corporation to exercise exchange-traded options, if the Fund were to purchase a dealer option, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. Exchange-traded options generally have a continuous liquid market while dealer options have none. Consequently, the Fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the Fund writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the option. While the Fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction. Until the Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the contra party, the Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, since the Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets which it has segregated to secure the position while it is obligated under the option. This requirement may impair the Fund's ability to sell portfolio securities at a time when such sale might be advantageous.

     The Staff of the SEC has taken the position that purchased dealer options and the assets used to secure the written dealer options are illiquid securities. The Fund may treat the cover used for written OTC options as liquid if the dealer agrees that the Fund may repurchase the OTC option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the OTC option would be considered illiquid only to the extent the maximum repurchase price under the formula exceeds the intrinsic value of the option. To this extent, the Fund will treat dealer options as subject to the Fund's limitation on illiquid securities. If the SEC changes its position on the liquidity of dealer options, the Fund will change its treatment of such instrument accordingly.

     CERTAIN RISK FACTORS IN WRITING CALL OPTIONS AND IN PURCHASING CALL AND PUT
OPTIONS: During the option period, a Fund, as writer of a call option has, in return for the premium received on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. The writer has no control over the time when it may be required to fulfill its obligation as a writer of the option. The risk of purchasing a call or put option is that the Fund may lose the premium it paid plus transaction costs. If the Fund does not exercise the option and is unable to close out the position prior to expiration of the option, it will lose its entire investment.

     An option position may be closed out only on an exchange which provides a secondary market. There can be no assurance that a liquid secondary market will exist for a particular option at a particular time and that the Fund, can close out its position by effecting a closing transaction. If the Fund is unable to effect a closing purchase transaction, it cannot sell the underlying security until the option expires or the option is exercised. Accordingly, the Fund may not be able to sell the underlying security at a time when it might otherwise be advantageous to do so. Possible reasons for the absence of a liquid secondary market include the following: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or Fund of options or underlying securities; (iv) inadequacy of the facilities of an exchange or the clearing corporation to handle trading volume; and (v) a decision by one or more exchanges to discontinue the trading of options or impose restrictions on orders. In addition, the hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary Fund securities transactions.

     Each exchange has established limitations governing the maximum number of call options, whether or not covered, which may be written by a single investor acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions.

     OPTIONS ON STOCK INDICES. Options on stock indices are similar to options on specific securities except that, rather than the right to take or make delivery of the specific security at a specific price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock index is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars multiplied by a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on specific securities, all settlements of options on stock indices are in cash and gain or loss depends on general movements in the stocks included in the index rather than price movements in particular stocks. A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific amount multiplied by the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made.No physical delivery of securities is made.

     RISK FACTORS IN OPTIONS ON INDICES. Because the value of an index option depends upon the movements in the level of the index rather than upon movements in the price of a particular security, whether the Fund will realize a gain or a loss on the purchase or sale of an option on an index depends upon the movements in the level of prices in the market generally or in an industry or market segment rather than upon movements in the price of the individual security. Accordingly, successful use of positions will depend upon the ability of the Investment Manager or relevant Sub-Adviser to predict correctly movements in the direction of the market generally or in the direction of a particular industry. This requires different skills and techniques than predicting changes in the prices of individual securities.

     Index prices may be distorted if trading of securities included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of securities in the index. If this occurred, a Fund would not be able to close out options which it had written or purchased and, if restrictions on exercise were imposed, might be unable to exercise an option it purchased, which would result in substantial losses.

     Price movements in Fund securities will not correlate perfectly with movements in the level of the index and therefore, a Fund bears the risk that the price of the securities may not increase as much as the level of the index. In this event, the Fund would bear a loss on the call which would not be completely offset by movements in the prices of the securities. It is also possible that the index may rise when the value of the Fund's securities does not. If this occurred, a Fund would experience a loss on the call which would not be offset by an increase in the value of its securities and might also experience a loss in the market value of its securities.

     Unless a Fund has other liquid assets which are sufficient to satisfy the exercise of a call on the index, the Fund will be required to liquidate securities in order to satisfy the exercise.

     When a Fund has written a call on an index, there is also the risk that the market may decline between the time the Fund has the call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Fund is able to sell securities. As with options on securities, the Investment Manager or relevant Sub-Adviser will not learn that a call has been exercised until the day following the exercise date, but, unlike a call on securities where the Fund would be able to deliver the underlying security in settlement, the Fund may have to sell part of its securities in order to make settlement in cash, and the price of such securities might decline before they could be sold.

     If a Fund exercises a put option on an index which it has purchased before final determination of the closing index value for the day, it runs the risk that the level of the underlying index may change before closing. If this change causes the exercised option to fall "out-of-the-money" the Fund will be required to pay the difference between the closing index value and the exercise price of the option (multiplied by the applicable multiplier) to the assigned writer. Although the Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff time for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

     TRADING IN FUTURES. Certain Funds may enter into futures contracts, including stock and bond index, interest rate and currency futures ("futures" or "futures contracts"). A futures contract provides for the future sale by one party and purchase by another party of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

     An example of a stock index futures contract follows. The Standard & Poor's 500 Stock Index ("S&P 500 Index") is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 500 Index, contracts are to buy or sell 500 units. Thus, if the value of the S&P 500 Index were $150, one contract would be worth $75,000 (500 units x $150). The stock index futures contract specifies that no delivery of the actual stock making up the index will take place. Instead, settlement in cash occurs. Over the life of the contract, the gain or loss realized by the Fund will equal the difference between the purchase (or sale) price of the contract and the price at which the contract is terminated. For example, if the Fund enters into a futures contract to BUY 500 units of the S&P 500 Index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, the Fund will gain $2,000 (500 units x gain of $4). If the Fund enters into a futures contract to SELL 500 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 Index is at $152 on that future date, the Fund will lose $1,000 (500 units x loss of $2).

     Unlike when the Fund purchases or sells a security, no price would be paid or received by the Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the Fund's open positions in futures contracts, the Fund would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash or liquid securities known as "initial margin." The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

     Margin is the amount of funds that must be deposited by the Fund with its custodian in a segregated account in the name of the futures commission merchant in order to initiate futures trading and to maintain the Fund's open position in futures contracts. A margin deposit is intended to ensure the Fund's performance of the futures contract. The margin required for a particular futures contract is set by the exchange on which the futures contract is traded, and may be significantly modified from time to time by the exchange during the term of the futures contract.

     If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.

     These subsequent payments, called "variation margin," to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." The Fund expects to earn interest income on its margin deposits.

     Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract sale or purchase is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the identical securities and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

     Options on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Alternatively, settlement may be made totally in cash. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

     The writer of an option on a futures contract is required to deposit margin pursuant to requirements similar to those applicable to futures contracts. Upon exercise of an option on a futures contract, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's margin account. This amount will be equal to the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

     Commissions on financial futures contracts and related options transactions may be higher than those which would apply to purchases and sales of securities directly. From time to time, a single order to purchase or sell futures contracts (or options thereon) may be made on behalf of the Fund and other mutual funds or Fund of mutual funds for which the Investment Manager or relevant Sub-Adviser serves as adviser or sub-adviser, respectively. Such aggregated orders would be allocated among the Fund and such other mutual funds or Fund of mutual funds in a fair and non-discriminatory manner.

     A  public  market  exists  in  interest  rate  futures  contracts  covering primarily the following financial instruments: U.S. Treasury bonds; U.S. Treasury notes; Government National Mortgage Association ("GNMA") modified pass-through mortgage-backed securities; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; and Eurodollar certificates of deposit. It is expected that futures contracts trading in additional financial instruments will be authorized. The standard contract size is generally $100,000 for futures contracts in U.S. Treasury bonds, U.S. Treasury notes, and GNMA pass-through securities and $1,000,000 for the other designated futures contracts. A public market exists in futures contracts covering a number of indexes, including, but not limited to, the Standard & Poor's 500 Index, the Standard & Poor's 100 Index, the NASDAQ 100 Index, the Value Line Composite Index and the New York Stock Exchange Composite Index.

     Stock index futures contracts may be used to provide a hedge for a portion of the Fund's portfolio, as a cash management tool, or as an efficient way for the Investment Manager or relevant Sub-Adviser to implement either an increase or decrease in portfolio market exposure in response to changing market conditions. Stock index futures contacts are currently traded with respect to the S&P 500 Index and other broad stock market indices, such as the New York Stock Exchange Composite Stock Index and the Value Line Composite Stock Index. The Fund may, however, purchase or sell futures contracts with respect to any stock index. Nevertheless, to hedge the Fund's portfolio successfully, the Fund must sell futures contracts with respect to indexes or subindexes whose movements will have a significant correlation with movements in the prices of the Fund's securities.

     Interest rate or currency futures contracts may be used as a hedge against changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Fund. In this regard, the Fund could sell interest rate or currency futures as an offset against the effect of expected increases in interest rates or currency exchange rates and purchase such futures as an offset against the effect of expected declines in interest rates or currency exchange rates.

     The Fund may enter into futures contracts which are traded on national or foreign futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal financial futures exchanges in the United States are the Board of Trade of the City of Chicago, the Chicago Mercantile Exchange, the New York Futures Exchange, and the Kansas City Board of Trade. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"). Futures are traded in London at the London International Financial Futures Exchange, in Paris at the MATIF and in Tokyo at the Tokyo Stock Exchange. Although techniques other than the sale and purchase of futures contracts could be used for the above-referenced purposes, futures contracts offer an effective and relatively low cost means of implementing the Fund's objectives in these areas.

     CERTAIN RISKS RELATING TO FUTURES CONTRACTS AND RELATED OPTIONS. There are special risks involved in futures transactions.

SPECIAL RISKS OF TRANSACTIONS IN FUTURES CONTRACTS

     VOLATILITY AND LEVERAGE. The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies and national and international policies and economic events.

     Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

     Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. However, the Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline. Furthermore, in the case of a futures contract purchase, in order to be certain that the Fund has sufficient assets to satisfy its obligations under a futures contract, the Fund earmarks to the futures contract cash or liquid securities equal in value to the current value of the underlying instrument less the margin deposit.

     LIQUIDITY. The Fund may elect to close some or all of its futures positions at any time prior to their expiration. The Fund would do so to reduce exposure represented by long futures positions or increase exposure represented by short futures positions. The Fund may close its positions by taking opposite positions which would operate to terminate the Fund's position in the futures contracts. Final determinations of variation margin would then be made, additional cash would be required to be paid by or released to the Fund, and the Fund would realize a loss or a gain.

     Futures contracts may be closed out ONLY on the exchange or board of trade where the contracts were initially traded. For example, stock index futures contracts can currently be purchased or sold with respect to the S&P 500 Index on the Chicago Mercantile Exchange, the New York Stock Exchange Composite Stock Index on the New York Futures Exchange and the Value Line Composite Stock Index on the Kansas City Board of Trade. Although the Fund intends to purchase or sell futures contracts only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it might not be possible to close a futures contract, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, the Fund would continue to hold securities subject to the hedge until the futures contracts could be terminated. In such circumstances, an increase in the price of the securities, if any, might partially or completely offset losses on the futures contract. However, as described below, there is no guarantee that the price of the securities will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

     HEDGING RISK. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or market trends. There are several risks in connection with the use by the Fund of futures contracts as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures and movements in the prices of the underlying instruments which are the subject of the hedge. The Investment Manager or relevant Sub-Adviser will, however, attempt to reduce this risk by entering into futures contracts whose movements, in its judgment, will have a significant correlation with movements in the prices of the Fund's underlying instruments sought to be hedged.

     Successful use of futures contracts by the Fund for hedging purposes is also subject to the Investment Manager's or relevant Sub-Adviser's ability to correctly predict movements in the direction of the market. It is possible that, when the Fund has sold futures to hedge its portfolio against a decline in the market, the index, indices, or instruments underlying futures might advance and the value of the underlying instruments held in the Fund's portfolio might decline. If this were to occur, the Fund would lose money on the futures and also would experience a decline in value in its underlying instruments. However, while this might occur to a certain degree, the Investment Manager believes that over time the value of the Fund's portfolio will tend to move in the same direction as the market indices used to hedge the portfolio. It is also possible that if the Fund were to hedge against the possibility of a decline in the market (adversely affecting the underlying instruments held in its portfolio) and prices instead increased, the Fund would lose part or all of the benefit of increased value of those underlying instruments that it had hedged, because it would have offsetting losses in its futures positions. In addition, in such situations, if the Fund had insufficient cash, it might have to sell underlying instruments to meet daily variation margin requirements. Such sales of underlying instruments might be, but would not necessarily be, at increased prices (which would reflect the rising market). The Fund might have to sell underlying instruments at a time when it would be disadvantageous to do so.

     In addition to the possibility that there might be an imperfect correlation, or no correlation at all, between price movements in the futures contracts and the portion of the portfolio being hedged, the price movements of futures contracts might not correlate perfectly with price movements in the underlying instruments due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors might close future contracts through offsetting transactions which could distort the normal relationship between the underlying instruments and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities markets, and as a result the futures market might attract more speculators than the securities markets do. Increased participation by speculators in the futures market might also cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between movements in the underlying instruments and movements in the prices of futures contracts, even a correct forecast of general market trends by the Investment Manager or relevant Sub-Adviser might not result in a successful hedging transaction over a very short time period.

     CERTAIN RISKS OF OPTIONS ON FUTURES CONTRACTS. The Fund may seek to close out an option position by writing or buying an offsetting option covering the same index, underlying instruments, or contract and having the same exercise price and expiration date. The ability to establish and close out positions on such options will be subject to the maintenance of a liquid secondary market. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or Fund of options, or underlying instruments; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or Fund of options), in which event the secondary market on that exchange (or in the class or Fund of options) would cease to exist, although outstanding options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

     REGULATORY LIMITATIONS. The Funds will engage in transactions in futures contracts and options thereon only for bona fide hedging, yield enhancement and risk management purposes, in each case in accordance with the rules and regulations of the CFTC.

     The Funds may not enter into futures contracts or options thereon if, with respect to positions which do not qualify as bona fide hedging under applicable CFTC rules, the sum of the amounts of initial margin deposits on the Fund's existing futures and premiums paid for options on futures would exceed 5% of the net asset value of the Funds after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

     To the extent necessary to comply with applicable regulations, in instances involving the purchase of futures contracts or call options thereon or the writing of put options thereon by the Fund, an amount of cash or liquid securities, equal to the market value of the futures contracts and options thereon (less any related margin deposits), will be identified in an account with the Fund's custodian to cover the position, or alternative cover will be employed.

     In addition, CFTC regulations may impose limitations on the Funds' ability to engage in certain yield enhancement and risk management strategies. If the CFTC or other regulatory authorities adopt different (including less stringent) or additional restrictions, the Funds would comply with such new restrictions.

     FORWARD CURRENCY CONTRACTS AND RELATED OPTIONS. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the Contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

     Depending on the investment policies and restrictions applicable to a Fund, a Fund will generally enter into forward foreign currency exchange contracts under two circumstances. First, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

     Second, when the Investment Manager or relevant Sub-Adviser believes that the currency of a particular foreign country may suffer or enjoy a substantial movement against another currency, including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. Alternatively, where appropriate, the Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currencies or currency act as an effective proxy for other currencies. In such a case, the Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Fund. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

     The Fund will also not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate a Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. The Funds, however, in order to avoid excess transactions and transaction costs, may maintain a net exposure to forward contracts in excess of the value of the Fund's portfolio securities or other assets to which the forward contracts relate (including accrued interest to the maturity of the forward contract on such securities) provided the excess amount is "covered" by liquid securities, denominated in any currency, at least equal at all times to the amount of such excess. For these purposes the securities or other assets to which the forward contracts relate may be securities or assets denominated in a single currency, or where proxy forwards are used, securities denominated in more than one currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the Investment Manager and relevant Sub-Advisers believe that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will be served.

     At the maturity of a forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

     As indicated above, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. However, as noted, in order to avoid excessive transactions and transaction costs, the Fund may use liquid securities, denominated in any currency, to cover the amount by which the value of a forward contract exceeds the value of the securities to which it relates.

     If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Fund entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

     The Funds dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above. However, the Funds reserve the right to enter into forward foreign currency contracts for different purposes and under different circumstances. Of course, the Funds are not required to enter into forward contracts with regard to their foreign currency-denominated securities and will not do so unless deemed appropriate by the Investment Manager or relevant Sub-Adviser. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.

     Although the Funds value their assets daily in terms of U.S. dollars, they do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. They will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

     PURCHASE AND SALE OF CURRENCY FUTURES CONTRACTS AND RELATED OPTIONS. As noted above, a currency futures contract sale creates an obligation by a Fund, as seller, to deliver the amount of currency called for in the contract at a specified future time for a specified price. A currency futures contract purchase creates an obligation by a Fund, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price. Although the terms of currency futures contracts specify actual delivery or receipt, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the currency. Closing out of a currency futures contract is effected by entering into an offsetting purchase or sale transaction. Unlike a currency futures contract, which requires the parties to buy and sell currency on a set date, an option on a currency futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to enter into the contract, the premium paid for the option is fixed at the point of sale.

     SWAPS, CAPS, FLOORS AND COLLARS. Certain Funds may enter into interest rate, securities index, commodity, or security and currency exchange rate swap agreements for any lawful purpose consistent with the Fund's investment objective, such as for the purpose of attempting to obtain or preserve a particular desired return or spread at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or spread. The Fund also may enter into swaps in order to protect against an increase in the price of, or the currency exchange rate applicable to, securities that the Fund anticipates purchasing at a later date. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to several years. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Swap agreements may include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interests rates exceed a specified rate, or "cap"; interest rate floors under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

     The "notional amount" of the swap agreement is the agreed upon basis for calculating the obligations that the parties to a swap agreement have agreed to exchange. Under most swap agreements entered into by the Funds, the obligations of the parties would be exchanged on a "net basis." Consequently, the Fund's obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative value of the positions held by each party to the agreement (the "net amount"). The Fund's obligation under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid securities.

     Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend, in part, on the Investment Manager or relevant Sub-Adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Certain restrictions imposed on the Fund's by the Internal Revenue Code may limit a Fund' ability to use swap agreements. The swaps market is largely unregulated.

     The Funds will enter swap agreements only with counterparties that the Investment Manager or relevant Sub-Adviser reasonably believes are capable of performing under the swap agreements. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

     SPREAD TRANSACTIONS. Certain Funds may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives the Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to the Funds in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect the Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread option.

     HYBRID INSTRUMENTS. Hybrid instruments combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument ("Hybrid Instruments"). Often these Hybrid Instruments are indexed to the price of a commodity or particular currency or a domestic or foreign debt or equity securities index. Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. The risks of investing in Hybrid Instruments reflect a combination of the risks from investing in securities, futures and currencies, including volatility and lack of liquidity. Reference is made to the discussion of futures and forward contracts in this Statement of Additional Information for a discussion of these risks. Further, the prices of the Hybrid Instrument and the related commodity or currency may not move in the same direction or at the same time. Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter market or in a private transaction between a Fund and the seller of the Hybrid Instrument, the creditworthiness of the contract party to the transaction would be a risk factor which the Fund would have to consider. Hybrid Instruments also may not be subject to regulation of the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

     LENDING OF PORTFOLIO SECURITIES. For the purpose of realizing additional income, certain of the Funds may make secured loans of Fund securities amounting to not more than 33 1/3% of its total assets. Securities loans are made to broker/dealers, institutional investors, or other persons pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent marked to market on a daily basis. The collateral received will consist of cash, U.S. Government securities, letters of credit or such other collateral as may be permitted under its investment program. While the securities are being lent, the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Fund has a right to call each loan and obtain the securities on five business days' notice or, in connection with securities trading on foreign markets, within such longer period of time which coincides with the normal settlement period for purchases and sales of such securities in such foreign markets. The Fund will not have the right to vote securities while they are being lent, but it will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to persons deemed by the Investment Manager or relevant Sub-Adviser to be of good standing and will not be made unless, in the judgment of the Investment Manager or relevant Sub-Adviser, the consideration to be earned from such loans would justify the risk.

INVESTMENT POLICY LIMITATIONS

     Each of the Funds operates within certain fundamental investment policy limitations which may not be changed without the approval of the lesser of (i) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund. Investments bound by the following limitations are adhered to at the time of investment, but later increases or decreases in percentages resulting from change in value or net assets will not result in violation of such limitations.

SECURITY GROWTH AND INCOME FUND'S FUNDAMENTAL POLICIES

     Growth and Income Fund's fundamental investment policy limitations are:

1. Not to invest more than 5% of its total assets in the securities of any one issuer.

2. Not to purchase more than 10% of the outstanding voting securities of any one issuer.

3. Not to purchase securities for the purpose of exercising control over the issuers thereof.

4.   Not to act as an underwriter, either directly or indirectly.

5. Not to borrow money or securities for any purpose except to the extent that borrowing up to 5% of the Fund's total assets is permitted for emergency purposes, provided such borrowing is made on a temporary basis from commercial banks and is not used for investment purposes.

6. Not to lend money or securities to any person, corporation, securities dealer, or bank, other than the purchase of publicly distributed debt securities which are not considered loans, or by entry into repurchase agreements.

7.   Not to buy securities on margin or effect short sales of securities.

8. Not to mortgage, pledge or hypothecate any securities or funds of the Fund other than as might become necessary to furnish bond to governmental agencies required for the conduct of the business of the Fund.

9. Not to purchase any security other than securities listed on a national securities exchange registered under the Securities Exchange Act of 1934, or actively traded over-the-counter.

10. Not to invest in companies having a record of less than three years' continuous operation, which may include the operations of predecessor companies.

11. Not to invest in the securities of an issuer if the officers and directors of the Fund, Underwriter or Manager own more than 1/2 of 1% of such securities, or if all such persons together own more than 5% of such securities.

12. Not to invest in the securities of other investment companies except in the open market at ordinary broker's commissions.

13. Not to allow officers or directors of the Fund, Underwriter or Manager to purchase shares of the Fund except for investment at current net asset value.

14. Not to own, buy or sell real estate, commodities or commodity contracts. (This policy shall not prevent the Fund from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.)

15. Not to invest in puts, calls, straddles, spreads or any combination thereof.

16. Not to invest in limited partnerships or similar interests in oil, gas, mineral leases, and other mineral exploration development programs; provided, however, that the Fund may invest in the securities of other corporations whose activities include such exploration and development.

     Although Fundamental Policy 16 is intended to apply only to certain oil, gas and other mineral exploration development programs and not to securities traded on national securities exchanges, the Board of Directors reviewed and considered in 1986 the scope of this limitation. Prior to that time, the Fund had made an investment, which incurred a loss, in an oil and gas company which was organized as a limited partnership with its securities traded on the New York Stock Exchange. The directors concluded that the limitation was not intended to apply to such investments, but in order to avoid possible future questions regarding the permissibility of such investments, have determined that Growth and Income Fund will not purchase limited partnership securities of any type in the future. The Fund does not interpret Fundamental Policy 7 or 14 as prohibiting transactions in financial futures contracts.

SECURITY EQUITY FUND'S FUNDAMENTAL POLICIES


     Security Equity Fund's fundamental policy limitations, which are applicable to each of Equity Fund, Asset Allocation Fund, Social Awareness Fund, Value Fund and Small Company Fund, are:


1. Not to invest more than 5% of its total assets in the securities of any one issuer; provided, however, that for Asset Allocation Fund, Social Awareness Fund, Value Fund and Small Company Fund, this limitation applies only with respect to 75% of its total assets.

2. Not to purchase more than 10% of the outstanding voting securities of any one issuer.

3. Not to purchase securities for the purpose of exercising control over the issuers thereof.

4. Not to underwrite securities of other issuers, provided that this policy shall not be construed to prevent or limit in any manner the right of the Fund to purchase securities for investment purposes.


5. With respect to Equity Fund, not to borrow money or securities for any purpose except to the extent that borrowing up to 10% of the Fund's total assets is permitted for emergency purposes on a temporary basis from banks and will not be made for investment purposes. Asset Allocation Fund, Social Awareness Fund, Value Fund and Small Company Fund may borrow up to 33 1/3% of total assets and may borrow for emergency, temporary or investment purposes from a variety of sources, including banks. Each of the Funds may also obtain such short-term credits as are necessary for the clearance of portfolio transactions.


6. Not to make loans to other persons other than the purchase of publicly distributed debt securities which are not considered loans, or by entry into repurchase agreements; provided, however, that this investment limitation does not apply to Asset Allocation Fund, Social Awareness Fund, Value Fund and Small Company Fund.

7. Not to buy securities on margin or effect short sales of securities; provided, however, that Asset Allocation Fund, Social Awareness Fund and Value Fund may make margin deposits in connection with transactions in options, futures, and options on futures and provided further that this investment limitation does not apply to Small Company Fund.

8. Not to issue senior securities; provided, however, that Asset Allocation Fund, Social Awareness Fund, Value Fund and Small Company Fund may issue senior securities in compliance with the Investment Company Act of 1940.

9. Not to invest in the securities of other investment companies; provided, however, that this investment limitation does not apply to Asset Allocation Fund, Social Awareness Fund, Value Fund and Small Company Fund which may invest in the securities of other investment companies. (Social Awareness Fund does not presently intend to invest in the securities of other investment companies.)

10. Not to invest in companies having a record of less than three years' continuous operation, which may include the operations of predecessor companies; provided, however, that this investment limitation does not apply to Asset Allocation Fund, Social Awareness Fund, Value Fund and Small Company Fund.

11. Not to invest in the securities of an issuer if the officers and directors of the Fund, the Underwriter or Investment Manager own more than 1/2 of 1% of such securities, or if all such persons together own more than 5% of such securities; provided, however, that this limitation does not apply to the Small Company Fund.

12. Not to allow officers or directors of the Fund, the Underwriter or Investment Manager to purchase shares of the Fund except for investment at current net asset value.

13. Not to invest 25% or more of the Fund's total assets in a particular industry.

14. Not to own, buy or sell real estate, commodities or commodity contracts; provided, however, that Asset Allocation Fund, Social Awareness Fund, Value Fund and Small Company Fund may enter into forward currency contracts and forward commitments, and transactions in futures, options, and options on futures. (This policy shall not prevent any of the Funds from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.)

15. Not to invest in warrants unless acquired as a unit or attached to other securities; provided, however, that this investment limitation does not apply to Asset Allocation Fund, Social Awareness Fund, Value Fund and Small Company Fund.

16. Not to invest more than 10% of its total assets in restricted securities; provided, however, that this investment limitation does not apply to Asset Allocation Fund, Social Awareness Fund, Value Fund and Small Company Fund which may invest in restricted securities. (Restricted securities are those securities for which an active and substantial market does not exist at the time of purchase or upon subsequent valuation, or for which there are legal or contractual restrictions as to disposition.)


17. Not to invest more than 2% of its total assets in puts, calls, straddles, spreads, or any combination thereof; provided, however, that this investment limitation does not apply to Asset Allocation Fund, Social Awareness Fund, Value Fund and Small Company Fund which may invest in such instruments. (With respect to Equity Fund, there is no present intention to invest any of the Fund's assets in puts, calls, straddles, spreads, or any combination thereof.)


18. Not to invest in limited partnerships or similar interests in oil, gas, mineral leases or other mineral exploration development programs; provided, however, that the Funds may invest in the securities of other corporations whose activities include such exploration and development and provided further that this investment limitation does not apply to Small Company Fund.

     The Fund interprets Fundamental Policy 14 to prohibit the purchase of real estate limited partnerships. The Fund does not interpret Fundamental Policy 7 or 14 as prohibiting transactions in options, financial futures contracts or options on financial futures contracts; however, with respect to Equity and Global Funds, transactions in options and options on financial futures contracts are subject to the limits set forth in Fundamental Policy 17.


     Security Equity Fund's fundamental policy limitations, which are applicable to Global Fund, Enhanced Index Fund, International Fund and Select 25 Fund, are:

1. Not to invest more than 5% of its total assets in the securities of any one issuer (other than obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities); provided that this limitation applies only with respect to 75% of the Fund's total assets.

2. Not to purchase more than 10% of the outstanding voting securities of any one issuer.

3. Not to purchase securities for the purpose of exercising control over the issuers thereof.

4. Not to act as underwriter of securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities.

5.   Not to borrow in excess of 33 1/3% of its total assets.

6. Not to lend any security or make any other loan if, as a result, more than 33 1/3% of the Fund's total assets would be lent to other parties, except
     (i) through the purchase of a portion of an issue of debt securities in accordance with its investment objective and policies, or (ii) by engaging in repurchase agreements with respect to portfolio securities.

7. Not to issue senior securities, except as permitted under the Investment Company Act of 1940.

8. Not to purchase or sell physical commodities, except that the Fund may enter into futures contracts and options thereon.

9. Not to allow officers or directors of the Fund, the Underwriter or the Investment Manager to purchase shares of the Fund except for investment at current net asset value.

10. Not to invest 25% or more of the Fund's total assets in a particular industry.

11. Not to purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investment in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

     The following operating policies of Global Fund are not fundamental policies and may be changed by a vote of a majority of the Fund's Board of Directors without shareholder approval.

1. The Fund may not borrow money or securities for any purposes except that borrowing up to 10% of the Fund's total assets from commercial banks is permitted for emergency or temporary purposes.

2. The Fund does not currently intend to lend assets other than securities to other parties. (This limitation does not apply to purchases of debt securities or to repurchase agreements).

3. The Fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short. In addition, the Fund does not currently intend to purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

4. The Fund may not, except in connection with a merger, consolidation, acquisition, or reorganization, invest in the securities of other investment companies, including investment companies advised by the Investment Manager, if, immediately after such purchase or acquisition, more than 10% of the value of the Fund's total assets would be invested in such securities, more than 5% of the value of the Fund's total assets would be invested in the securities of any one investment company, or the Fund would own more than 3% of the total outstanding stock of another investment company.

5. The Fund may not invest in securities of an issuer, that together with any predecessor, has been in operation for less than three years, if, as a result, more than 5% of the total assets of the fund would then be invested in such securities.

6. The Fund does not currently intend to purchase warrants, valued at the lower of cost or market, in excess of 10% of the Fund's net assets. Included in that amount but not to exceed 2% of net assets, are warrants of which the underlying securities are not traded on principal domestic or foreign exchanges. Warrants acquired by the Fund in units or attached to securities are not subject to these restrictions.

7. The Fund may not invest more than 10% of its total assets in securities which are restricted as to disposition under the federal securities laws, except that the Fund may purchase without regard to this limitation restricted securities which are eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (the "1933 Act").

8. The Fund may buy and sell exchange-traded and over-the-counter put and call options, including index options, securities options, currency options and options on futures, provided that a call or put may be purchased only if after such purchase, the value of all call and put options held by the Fund will not exceed 5% of the Fund's total assets. The Fund may write only covered put and call options. The Fund does not currently intend to engage in spread or straddle transactions.

9. The Fund does not currently intend to invest in oil, gas, mineral leases or other mineral exploration or development programs.


SECURITY ULTRA FUND'S FUNDAMENTAL POLICIES

     Ultra Fund's fundamental policy limitations are:

1. Not to invest more than 5% of its total assets in the securities of any one issuer (other than the United States of America).

2. Not to purchase more than 10% of the outstanding voting securities (or of any class of outstanding securities) of any one issuer.

3. Not to purchase securities for the purpose of exercising control over the issuers thereof.

4.   Not to underwrite securities of other issuers.

5.   Not to purchase restricted securities.

6.   Not to pledge any portion of its assets.

7. Not to make loans to other persons other than the purchase of publicly distributed debt securities which are not considered loans, or by entry into repurchase agreements.

8. Not to buy securities on margin but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.

9. Not to issue senior securities, except that it may borrow money from banks for temporary or emergency purposes in an amount up to 5% of the Fund's total assets, provided that the Fund will not purchase portfolio securities at any time it has outstanding borrowings.

10.  Not to invest in the securities of other investment companies.

11. Not to make short sales of securities unless at the time it owns an equal amount of such securities, or by virtue of ownership of convertible or exchangeable securities, it has the right to obtain through the conversion or exchange of such other securities an equal amount of securities sold short.

12. Not to invest more than 25% of the Fund's total assets in a particular industry.

13.  Not to own, buy or sell real estate, commodities or commodity contracts.

14. Not to invest more than 5% of the value of the Fund's net assets in warrants, valued at the lower of cost or market. Included within that amount (but not to exceed 2% of the value of the Fund's net assets) may be warrants which are not listed on the New York or American Stock Exchanges. Warrants acquired by the Fund in units or attached to securities may be deemed to be without value.

15. Not to invest more than 5% of its total assets in any issuer or issuers having a record of less than three years continuous operation, which may include the operations of predecessor companies.

16. Not to invest in puts, calls, straddles, spreads, or any combination thereof.

17. Not to invest in limited partnerships or similar interests in oil, gas, mineral leases, and other mineral exploration or development programs; provided, however, that the Fund may invest in the securities of other corporations whose activities include such exploration and development.

     The Fund does not interpret Fundamental Policy 8 or 13 as prohibiting transactions in financial futures contracts.

OFFICERS AND DIRECTORS

     The officers and directors of the Funds and their principal occupations for at least the last five years are as follows. Unless otherwise noted, the address of each officer and director is 700 Harrison Street, Topeka, Kansas 66636-0001.

--------------------------------------------------------------- -------------------------------------------------------------
NAME, ADDRESS AND POSITIONS HELD WITH THE FUNDS                 PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
--------------------------------------------------------------- -------------------------------------------------------------
JOHN D. CLELAND,* President and Director                        Senior Vice President and Managing Member Representative,
                                                                Security Management Company, LLC; Senior Vice President,
                                                                Security Benefit Group, Inc. and Security Benefit Life
                                                                Insurance Company.

DONALD A. CHUBB, JR.,** Director                                Business broker, Griffith & Blair Realtors.  Prior to 1997,
2222 SW 29th Street                                             President, Neon Tube Light Company, Inc.
Topeka, Kansas 66611


PENNY A. LUMPKIN,** Director                                    Vice President, Palmer Companies (Wholesalers, Retailers
3616 Canterbury Town Road                                       and Developers) and Bellairre Shopping Center (Leasing and
Topeka, Kansas 66610                                            Shopping Center Management); President, Vivian's (Corporate
                                                                Sales).


MARK L. MORRIS, JR.,** Director                                 Retired. Former General Partner, Mark Morris Associates
5500 SW 7th Street                                              (Veterinary Research and Education).
Topeka, Kansas 66606

MAYNARD F. OLIVERIUS, Director                                  President and Chief Executive Officer,
1500 SW 10th Avenue                                             Stormont-Vail Health Care.
Topeka, Kansas 66604

JAMES R. SCHMANK,* Vice President and Director                  President and Managing Member Representative, Security
                                                                Management Company, LLC; Senior Vice President, Security
                                                                Benefit Group, Inc. and Security Benefit Life Insurance
                                                                Company.

MARK E. YOUNG, Vice President                                   Vice President, Security Management Company, LLC; Assistant
                                                                Vice President, Security Benefit Group, Inc. and Security
                                                                Benefit Life Insurance Company.

JANE A. TEDDER, Vice President                                  Vice President and Senior Economist, Security Management
(Equity Fund only)                                              Company, LLC; Vice President, Security Benefit Group, Inc.
                                                                and Security Benefit Life Insurance Company.

TERRY A. MILBERGER, Vice President                              Senior Vice President and Senior Portfolio Manager,
(Equity Fund only)                                              Security Management Company, LLC; Senior Vice President,
                                                                Security Benefit Group, Inc. and Security Benefit Life
                                                                Insurance Company.

MICHAEL A. PETERSEN, Vice President                             Vice President and Senior Portfolio Manager, Security
(Growth and Income Fund only)                                   Management Company, LLC; Vice President, Security Benefit
                                                                Group, Inc. and Security Benefit Life Insurance Company.
                                                                Prior to November   1997, Director of Equity  Research
                                                                and Fund Management, Old Kent   Bank  and Trust Corporation.

AMY J. LEE, Secretary                                           Secretary, Security Management Company, LLC; Vice
                                                                President, Associate General Counsel and Assistant
                                                                Secretary, Security Benefit Group, Inc. and Security
                                                                Benefit Life Insurance Company.

BRENDA M. HARWOOD, Treasurer                                    Assistant Vice President and Treasurer, Security Management
                                                                Company, LLC; Assistant Vice President, Security Benefit
                                                                Group, Inc. and Security Benefit Life Insurance Company.


CINDY L. SHIELDS, Vice President                                Assistant Vice President and Portfolio Manager, Security
(Equity Fund only)                                              Management Company, LLC; Assistant Vice President, Security
                                                                Benefit Group, Inc. and Security Benefit Life Insurance
                                                                Company. Prior to August 1994, Junior Portfolio Manager,


                                                                Research Analyst, Junior Research Analyst and Portfolio
                                                                Assistant, Security Management Company.

THOMAS A. SWANK, Vice President                                 Vice President and Portfolio Manager, Security Management
(Growth and Income Fund only)                                   Company, LLC; Vice President and Chief Investment Officer,
                                                                Security Benefit Group, Inc. and Security Benefit Life
                                                                Insurance Company.


JIM SCHIER, Vice President                                      Assistant Vice President and Portfolio Manager, Security
                                                                Management Company, LLC; Assistant Vice President, Security
                                                                Benefit Group, Inc. and Security Benefit Life Insurance
                                                                Company. Prior to February 1997, Assistant Vice President
                                                                and Senior Research Analyst, Security Management Company,
                                                                LLC. Prior to August 1995, Portfolio Manager, Mitchell
                                                                Capital Management. Prior to March 1993, Vice President and
                                                                Portfolio Manager, Fourth Financial.


CHRISTOPHER D. SWICKARD, Assistant Secretary                    Assistant Secretary, Security Management Company, LLC;
                                                                Assistant Vice President and Assistant Counsel, Security
                                                                Benefit Group, Inc. and Security Benefit Life Insurance
                                                                Company.  Prior to June 1992, student at Washburn
                                                                University School of Law.

-----------------------------------------------------------------------------------------------------------------------------
 *These  directors are deemed to be "interested  persons" of the Funds under the Investment  Company Act of 1940, as amended, by reason of their positions with the Funds' Investment Manager and/or the parent of the Investment Manager.

**These directors serve on the Funds' joint audit committee,  the purpose of which is to meet with the independent  auditors, to review the work of the  auditors,  and to oversee the handling by Security  Management  Company,  LLC of the  accounting functions for the Funds.
-----------------------------------------------------------------------------------------------------------------------------

     The directors and officers of the Funds hold identical offices in the other Funds managed by the Investment Manager, except Ms. Tedder who is also Vice President of SBL Fund and Security Income Fund, Messrs. Milberger and Petersen who are also Vice Presidents of SBL Fund, Ms. Shields who is also Assistant Vice President of SBL Fund and Messrs. Swank and Schier who are Assistant Vice Presidents of SBL Fund. (See the table under "Investment Management," page 48, for positions held by such persons with the Investment Manager.) Ms. Lee holds identical offices for the Funds' distributor, Security Distributors, Inc., and Messrs. Cleland, Schmank and Young serve as Vice President and Director, while Ms. Harwood serves as Treasurer of the distributor.

REMUNERATION OF DIRECTORS AND OTHERS


     The Funds' directors, except those directors who are "interested persons" of the Funds, receive from each of Security Growth and Income Fund, Security Equity Fund and Security Ultra Fund an annual retainer of $1,667 and a fee of $1,000 per meeting, plus reasonable travel costs, for each meeting of the board attended. In addition, certain directors who are members of the Funds' joint audit committee receive a fee of $1,000 and reasonable travel costs for each meeting of the Funds' audit committee attended. Such fees and travel costs are paid by the Investment Manager for each Fund, except Asset Allocation, Social Awareness, Value, Small Company, Enhanced Index, International and Select 25 Funds, pursuant to its Investment Management and Services Agreements with the Funds which provide that the Investment Manager will bear all Fund expenses except for its fee and the expenses of brokerage commissions, interest, taxes, extraordinary expenses approved by the Board of Directors and Class B distribution fees. Asset Allocation, Social Awareness, Value, Small Company, Enhanced Index, International and Select 25 Funds pay their respective share of directors' fees, audit committee fees and travel costs based on relative net assets. (See page 48, "Investment Management.")

     The Funds do not pay any fees to, or reimburse expenses of, directors who are considered "interested persons" of the Funds. The aggregate compensation paid by the Funds to each of the directors during the fiscal year ended September 30, 1998, and the aggregate compensation paid to each of the directors during calendar year 1998 by all seven of the registered investment companies to which the Investment Manager provides investment advisory services (collectively, the "Security Fund Complex"), are set forth below. Each of the directors is a director of each of the other registered investment companies in the Security Fund Complex.



----------------------------------------------------------------------------------------------------------------------
                                 AGGREGATE COMPENSATION
                         --------------------------------------                                TOTAL COMPENSATION
                          SECURITY       SECURITY      SECURITY        ESTIMATED ANNUAL         FROM THE SECURITY
NAME OF DIRECTOR         GROWTH AND       EQUITY         ULTRA          BENEFITS UPON             FUND COMPLEX,
OF THE FUND              INCOME FUND       FUND          FUND             RETIREMENT           INCLUDING THE FUNDS
----------------------------------------------------------------------------------------------------------------------
Donald A. Chubb, Jr.      $2,273           $2,273        $2,273               $0                     $27,275
John D. Cleland                0                0             0                0                           0
Donald L. Hardesty*        1,106            1,106         1,106                0                      13,275
Penny A. Lumpkin           2,273            2,273         2,273                0                      27,275
Mark L. Morris, Jr.        2,273            2,273         2,273                0                      27,275
Maynard Oliverius          1,000            1,000         1,000                0                      13,275
Hugh Thompson*             1,106            1,106         1,106                0                      12,000
Harold G. Worswick**           0                0             0                0                           0
----------------------------------------------------------------------------------------------------------------------
 * Mr. Hardesty resigned as a fund director April 1998. Mr. Thompson resigned as a fund director February 1998.
** Mr. Worswick retired as a fund director February 1996. The amount of deferred compensation accrued for Mr. Worswick as of September 30, 1998 was $8,386.  Mr. Worswick received  deferred  compensation in the amount of $15,266 during the fiscal-year ended September 30, 1998.
----------------------------------------------------------------------------------------------------------------------

     The Investment Manager compensates its officers and directors who may also serve as officers or directors of the Funds. On __________, 1998, the Funds' officers and directors (as a group) beneficially owned less than one percent of the total outstanding Class A and Class B shares of Growth and Income Fund, Equity Fund, Global Fund, Asset Allocation Fund, Social Awareness Fund, Value Fund and Ultra Fund.


HOW TO PURCHASE SHARES

     Investors may purchase shares of the Funds through authorized dealers who are members of the National Association of Securities Dealers, Inc. In addition, banks and other financial institutions may make shares of the Funds available to their customers. (Banks and other financial institutions that make shares of the Funds available to their customers in Texas must be registered with that state as securities dealers.) The minimum initial investment is $100. The minimum subsequent investment is $100 unless made through an Accumulation Plan which allows for subsequent investments of $20. (See "Accumulation Plan," page 48.) An application may be obtained from the Investment Manager.

     As a convenience to investors and to save operating expenses, the Funds do not issue certificates for full shares except upon written request by the investor or his or her investment dealer. Certificates will be issued at no cost to the stockholder. No certificates will be issued for fractional shares and fractional shares may be withdrawn only by redemption for cash.

     Orders for the purchase of shares of the Funds will be confirmed at an offering price equal to the net asset value per share next determined after receipt of the order in proper form by Security Distributors, Inc. (the "Distributor") (generally as of the close of the Exchange on that day) plus the sales charge in the case of Class A shares. Orders received by dealers or other firms prior to the close of the Exchange and received by the Distributor prior to the close of its business day will be confirmed at the offering price effective as of the close of the Exchange on that day.

     Dealers and other financial services firms are obligated to transmit orders promptly.

     The Funds reserve the right to withdraw all or any part of the offering made by this prospectus and to reject purchase orders.

ALTERNATIVE PURCHASE OPTIONS

     The Funds offer three classes of shares:

     CLASS A SHARES - FRONT-END LOAD OPTION. Class A shares are sold with a sales charge at the time of purchase. Class A shares are not subject to a sales charge when they are redeemed (except that shares sold in an amount of $1,000,000 or more without a front-end sales charge will be subject to a contingent deferred sales charge for one year). See Appendix B for a discussion of "Rights of Accumulation" and "Statement of Intention," which options may serve to reduce the front-end sales charge.

     CLASS B SHARES - BACK-END LOAD OPTION. Class B shares are sold without a sales charge at the time of purchase, but are subject to a deferred sales charge if they are redeemed within five years of the date of purchase. Class B shares will automatically convert to Class A shares at the end of eight years after purchase.


     CLASS C SHARES - LEVEL LOAD OPTION. Class C shares are sold without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge if they are redeemed within one year of the date of purchase.

     The decision as to which class is more beneficial to an investor depends on the amount and intended length of the investment. Investors who would rather pay the entire cost of distribution at the time of investment, rather than spreading such cost over time, might consider Class A shares. Other investors might consider Class B or Class C shares, in which case 100% of the purchase price is invested immediately, depending on the amount of the purchase and the intended length of investment. The Funds will not normally accept any purchase of Class B shares in the amount of $500,000 or more.


     Dealers or others may receive different levels of compensation depending on which class of shares they sell.

CLASS A SHARES

     Class A shares are offered at net asset value plus an initial sales charge as follows:

--------------------------------------------------------------------------------
                                                    SALES CHARGE
                                    --------------------------------------------
                                                     PERCENTAGE OF   PERCENTAGE
AMOUNT OF PURCHASE                  PERCENTAGE OF     NET AMOUNT     REALLOWABLE
AT OFFERING PRICE                   OFFERING PRICE     INVESTED      TO DEALERS
--------------------------------------------------------------------------------
Less than $50,000.................      5.75%            6.10%          5.00%
$50,000 but less than $100,000....      4.75             4.99           4.00
$100, 000 but less than $250,000..      3.75             3.90           3.00
$250,000 but less than $500,000...      2.75             2.83           2.25
$500,000 but less than $1,000,000.      2.00             2.04           1.75
$1,000,000 and over...............      None             None        (See below)
--------------------------------------------------------------------------------

The Underwriter will pay a commission to dealers on purchases of $1,000,000 or more as follows: 1.00% on sales up to $5,000,000, plus .50% on sales of $5,000,000 or more up to $10,000,000, and .10% on any amount of $10,000,000 or more.

     The Investment Manager may, at its expense, pay a service fee to dealers who satisfy certain criteria established by the Investment Manager from time to time relating to the volume of their sales of Class A shares of the Funds and certain other Security Funds during prior periods and certain other factors, including providing to their clients who are stockholders of the Funds certain services, which include assisting in maintaining records, processing purchase and redemption requests and establishing shareholder accounts, assisting shareholders in changing account options or enrolling in specific plans, and providing shareholders with information regarding the Funds and related developments.Service fees are paid quarterly and may be discontinued at any time.

SECURITY EQUITY FUND'S CLASS A DISTRIBUTION PLAN


     As discussed in the Prospectus, Small Company Fund, Enhanced Index Fund, International Fund and Select 25 Fund have a Distribution Plan for their Class A shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan authorizes each such Fund to pay an annual fee to the Distributor of .25% of the average daily net asset value of the Class A shares of the Fund to finance various activities relating to the distribution of such shares of the Fund to investors. These expenses include, but are not limited to, the payment of compensation (including compensation to securities dealers and other financial institutions and organizations) to obtain various administrative services for the Fund. These services include, among other things, processing new shareholder account applications and serving as the primary source of information to customers in answering questions concerning the Fund and their transactions with the Fund. The Distributor is also authorized to engage in advertising, the preparation and distribution of sales literature and other promotional activities on behalf of the Fund. The Distributor is required to report in writing to the Board of Directors of Equity Fund and the board will review at least quarterly the amounts and purpose of any payments made under the Plan. The Distributor is also required to furnish the board with such other information as may reasonably be requested in order to enable the board to make an informed determination of whether the Plan should be continued.

     The Plan became effective on October 15, 1997 for Small Company Fund and January 31, 1999 for Enhanced Index, International and Select 25 Funds. The Plan will continue from year to year, provided that such continuance is approved at least annually by a vote of a majority of the Board of Directors of the Fund, including a majority of the independent directors cast in person at a meeting called for the purpose of voting on such continuance. The Plan can be terminated at any time on 60 days' written notice, without penalty, if a majority of the disinterested directors or the Class A shareholders vote to terminate the Plan. Any agreement relating to the implementation of the Plan terminates automatically if it is assigned. The Plan may not be amended to increase materially the amount of payments thereunder without approval of the Class A shareholders of the Fund.

     Because all amounts paid pursuant to the Distribution Plan are paid to the Distributor, the Investment Manager and its officers, directors and employees, including Messrs. Cleland and Schmank (directors of the Fund), Messrs. Young and Swickard, Ms. Tedder, Ms. Lee and Ms. Harwood (officers of the Fund), all may be deemed to have a direct or indirect financial interest in the operation of the Distribution Plan. None of the independent directors have a direct or indirect financial interest in the operation of the Distribution Plan.

     Benefits from the Distribution Plan may accrue to the Fund and its stockholders from the growth in assets due to sales of shares to the public pursuant to the Distribution Agreement with the Distributor. Increases in the net assets of Small Company, Enhanced Index, International and Select 25 Funds from sales pursuant to their respective Distribution Plans and Agreements may benefit shareholders by reducing per share expenses, permitting increased investment flexibility and diversification of such Funds' assets, and facilitating economies of scale (e.g., block purchases) in the Funds' securities transactions.


CLASS B SHARES

     Class B shares are offered at net asset value, without an initial sales charge. With certain exceptions, the Funds may impose a deferred sales charge on shares redeemed within five years of the date of purchase. No deferred sales charge is imposed on amounts redeemed thereafter. If imposed, the deferred sales charge is deducted from the redemption proceeds otherwise payable to you. The deferred sales charge is retained by the Distributor.

     Whether a contingent deferred sales charge is imposed and the amount of the charge will depend on the number of years since the investor made a purchase payment from which an amount is being redeemed, according to the following schedule:

---------------------------------------------------------------
 YEAR SINCE PURCHASE                   CONTINGENT DEFERRED
  PAYMENT WAS MADE                         SALES CHARGE
----------------------------------- ---------------------------
First.............................             5%
Second............................             4%
Third.............................             3%
Fourth............................             3%
Fifth.............................             2%
Sixth and Following...............             0%
----------------------------------- ---------------------------

     Class B shares (except shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares) will automatically convert, on the eighth anniversary of the date such shares were purchased, to Class A shares which are subject to a lower distribution fee. This automatic conversion of Class B shares will take place without imposition of a front-end sales charge or exchange fee. (Conversion of Class B shares represented by stock certificates will require the return of the stock certificates to the Investment Manager.) All shares purchased through reinvestment of dividends and other distributions paid with respect to Class B shares ("reinvestment shares") will be considered to be held in a separate subaccount. Each time any Class B shares (other than those held in the subaccount) convert to Class A shares, a pro rata portion of the reinvestment shares held in the subaccount will also convert to Class A shares. Class B shares so converted will no longer be subject to the higher expenses borne by Class B shares. Because the net asset value per share of the Class A shares may be higher or lower than that of the Class B shares at the time of conversion, although the dollar value will be the same, a shareholder may receive more or less Class A shares than the number of Class B shares converted. Under current law, it is the Funds' opinion that such a conversion will not constitute a taxable event under federal income tax law. In the event that this ceases to be the case, the Board of Directors will consider what action, if any, is appropriate and in the best interests of the Class B stockholders.

CLASS B DISTRIBUTION PLAN

     Each Fund bears some of the costs of selling its Class B shares under a Distribution Plan adopted with respect to its Class B shares ("Class B Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 ("1940 Act"). This Plan provides for payments at an annual rate of 1.00% of the average daily net asset value of Class B shares. Amounts paid by the Funds are currently used to pay dealers and other firms that make Class B shares available to their customers (1) a commission at the time of purchase normally equal to 4.00% of the value of each share sold and (2) a service fee for account maintenance and personal service to shareholders payable for the first year, initially, and for each year thereafter, quarterly, in an amount equal to .25% annually of the average daily net asset value of Class B shares sold by such dealers and other firms and remaining outstanding on the books of the Funds.

     Rules of the National Association of Securities Dealers, Inc. ("NASD") limit the aggregate amount that a Fund may pay annually in distribution costs for the sale of its Class B shares to 6.25% of gross sales of Class B shares since the inception of the Distribution Plan, plus interest at the prime rate plus 1% on such amount (less any contingent deferred sales charges paid by Class B shareholders to the Distributor). The Distributor intends, but is not obligated, to continue to pay or accrue distribution charges incurred in connection with the Class B Distribution Plan which exceed current annual payments permitted to be received by the Distributor from the Funds. The Distributor intends to seek full payment of such charges from the Fund (together with annual interest thereon at the prime rate plus 1%) at such time in the future as, and to the extent that, payment thereof by the Funds would be within permitted limits.

     Each Fund's Class B Distribution Plan may be terminated at any time by vote of its directors who are not interested persons of the Fund as defined in the 1940 Act or by vote of a majority of the outstanding Class B shares. In the event the Class B Distribution Plan is terminated by the Class B stockholders or the Funds' Board of Directors, the payments made to the Distributor pursuant to the Plan up to that time would be retained by the Distributor. Any expenses incurred by the Distributor in excess of those payments would be absorbed by the Distributor. The Funds make no payments in connection with the sales of their shares other than the distribution fee paid to the Distributor.


CLASS C SHARES

     Class C shares are offered at net asset value, without an initial sales charge. With certain exceptions, the Funds may impose a deferred sales charge on shares redeemed within one year of the date of purchase. No deferred sales charge is imposed on amounts redeemed thereafter. If imposed, the deferred sales charge is deducted from the redemption proceeds otherwise payable to you. The deferred sales charge is retained by the Distributor.

CLASS C DISTRIBUTION PLAN

     Each Fund bears some of the costs of selling its Class C shares under a Distribution Plan adopted with respect to its Class C shares ("Class C Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 ("1940 Act"). This Plan provides for payments at an annual rate of 1.00% of the average daily net asset value of Class C shares. Amounts paid by the Funds are currently used to pay dealers and other firms that make Class C shares available to their customers (1) a commission at the time of purchase normally equal to 0.75% of the value of each share sold and (2) a service fee for account maintenance and personal service to shareholders payable for the first year, initially, and for each year thereafter, quarterly, in an amount equal to .25% annually of the average daily net asset value of Class C shares sold by such dealers and other firms and remaining outstanding on the books of the Funds.

     Rules of the National Association of Securities Dealers, Inc. ("NASD") limit the aggregate amount that a Fund may pay annually in distribution costs for the sale of its Class C shares to 6.25% of gross sales of Class C shares since the inception of the Distribution Plan, plus interest at the prime rate plus 1% on such amount (less any contingent deferred sales charges paid by Class C shareholders to the Distributor). The Distributor intends, but is not obligated, to continue to pay or accrue distribution charges incurred in connection with the Class C Distribution Plan which exceed current annual payments permitted to be received by the Distributor from the Funds. The Distributor intends to seek full payment of such charges from the Fund (together with annual interest thereon at the prime rate plus 1%) at such time in the future as, and to the extent that, payment thereof by the Funds would be within permitted limits.

     The Fund's Class C Distribution Plan may be terminated at any time by vote of its directors who are not interested persons of the Fund as defined in the 1940 Act or by vote of a majority of the outstanding Class C shares. In the event the Class C Distribution Plan is terminated by the Class C stockholders or the Fund's Board of Directors, the payments made to the Distributor pursuant to the Plan up to that time would be retained by the Distributor. Any expenses incurred by the Distributor in excess of those payments would be absorbed by the Distributor. The Fund makes no payments in connection with the sales of their shares other than the distribution fee paid to the Distributor.


CALCULATION AND WAIVER OF CONTINGENT DEFERRED SALES CHARGES


     Any contingent deferred sales charge imposed upon redemption of Class A shares (purchased in amounts of $1,000,000 or more), Class B shares and Class C shares is a percentage of the lesser of (1) the net asset value of the shares redeemed or (2) the net cost of such shares. No contingent deferred sales charge is imposed upon redemption of amounts derived from (1) increases in the value above the net cost of such shares due to increases in the net asset value per share of the Fund; (2) shares acquired through reinvestment of income dividends and capital gain distributions; or (3) Class A shares (purchased in amounts of $1,000,000 or more) or Class C shares held for more than one year or Class B shares held for more than five years. Upon request for redemption, shares not subject to the contingent deferred sales charge will be redeemed first. Thereafter, shares held the longest will be the first to be redeemed.


     The contingent deferred sales charge is waived: (1) following the death of a stockholder if redemption is made within one year after death; (2) upon the disability (as defined in section 72(m)(7) of the Internal Revenue Code) of a stockholder prior to age 65 if redemption is made within one year after the disability, provided such disability occurred after the stockholder opened the account; (3) in connection with required minimum distributions in the case of an IRA, SAR-SEP or Keogh or any other retirement plan qualified under Section 401(a), 401(k) or 403(b) of the Code; and (4) in the case of distributions from retirement plans qualified under Section 401(a) or 401(k) of the Internal Revenue Code due to (i) returns of excess contributions to the plan, (ii) retirement of a participant in the plan, (iii) a loan from the plan (repayment of loans, however, will constitute new sales for purposes of assessing the contingent deferred sales charge), (iv) "financial hardship" of a participant in the plan, as that term is defined in Treasury Regulation Section 1.401(k)-1(d)(2), as amended from time to time, (v) termination of employment of a participant in the plan, (vi) any other permissible withdrawal under the terms of the plan. The contingent deferred sales charge will also be waived in the case of certain redemptions of Class B shares of the Funds pursuant to a systematic withdrawal program. (See "Systematic Withdrawal Program," page 48.)

ARRANGEMENTS WITH BROKER-DEALERS AND OTHERS


     The Investment Manager or Distributor, from time to time, will provide promotional incentives or pay a bonus, to certain dealers whose representatives have sold or are expected to sell significant amounts of the Funds and/or certain other funds managed by the Investment Manager. Such promotional incentives will include payment for attendance (including travel and lodging expenses) by qualifying registered representatives (and members of their families) at sales seminars at luxury resorts within or without the United States. Bonus compensation may include reallowance of the entire sales charge and may also include, with respect to Class A shares, an amount which exceeds the entire sales charge and, with respect to Class B or Class C shares, an amount which exceeds the maximum commission. The Distributor, or the Investment Manager, may also provide financial assistance to certain dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising, sales campaigns, and/or shareholder services and programs regarding one or more of the funds managed by the Investment Manager. Certain of the promotional incentives or bonuses may be financed by payments to the Distributor under a Rule 12b-1 Distribution Plan. The payment of promotional incentives and/or bonuses will not change the price an investor will pay for shares or the amount that the Funds will receive from such sale. No compensation will be offered to the extent it is prohibited by the laws of any state or self-regulatory agency, such as the National Association of Securities Dealers, Inc. ("NASD"). A dealer to whom substantially the entire sales charge of Class A shares is reallowed may be deemed to be an "underwriter" under federal securities laws.


     The Distributor also may pay banks and other financial services firms that facilitate transactions in shares of the Funds for their clients a transaction fee up to the level of the payments made allowable to dealers for the sale of such shares as described above. Banks currently are prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services. If banking firms were prohibited from acting in any capacity or providing any of the described services, the Fund's Board of Directors would consider what action, if any, would be appropriate.

     In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.


     The Investment Manager or Distributor also may pay a marketing allowance to dealers who meet certain eligibility criteria. This allowance is paid with reference to new sales of Fund shares in a calendar year and may be discontinued at any time. To be eligible for this allowance in any given year, the dealer must sell a minimum of $2,000,000 of Class A, Class B and Class C shares during that year. The applicable marketing allowance factors are set forth below.


--------------------------------------------------------------------------------
                                                           APPLICABLE MARKETING
AGGREGATE NEW SALES                                          ALLOWANCE FACTOR*
--------------------------------------------------------------------------------
Less than $2 million...................................            .00%
$2 million but less than $5 million....................            .15%
$5 million but less than $10 million...................            .25%
$10 million but less than $15 million..................            .35%
$15 million but less than $20 million..................            .50%
or $20 million or more.................................            .75%
--------------------------------------------------------------------------------
* The maximum marketing allowance factor applicable per this schedule will be applied to all new sales in the calendar year to determine the marketing allowance payable for such year.
--------------------------------------------------------------------------------

PURCHASES AT NET ASSET VALUE

     Class A shares of the Funds may be purchased at net asset value by (1) directors, officers and employees of the Funds, the Funds' Investment Manager or Distributor; directors, officers and employees of Security Benefit Life Insurance Company and its subsidiaries; agents licensed with Security Benefit Life Insurance Company; spouses or minor children of any such agents; as well as the following relatives of any such directors, officers and employees (and their spouses): spouses, grandparents, parents, children, grandchildren, siblings, nieces and nephews; (2) any trust, pension, profit sharing or other benefit plan established by any of the foregoing corporations for persons described above;
(3) retirement plans where third party administrators of such plans have entered into certain arrangements with the Distributor or its affiliates provided that no commission is paid to dealers; and (4) officers, directors, partners or registered representatives (and their spouses and minor children) of broker-dealers who have a selling agreement with the Distributor. Such sales are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be transferred or resold except through redemption or repurchase by or on behalf of the Fund.

     Class A shares of the Funds may also be purchased at net asset value when the purchase is made on the recommendation of (i) a registered investment adviser, trustee or financial intermediary who has authority to make investment decisions on behalf of the investor; or (ii) a certified financial planner or registered broker-dealer who either charges periodic fees to its customers for financial planning, investment advisory or asset management services, or provides such services in connection with the establishment of an investment account for which a comprehensive "wrap fee" is imposed. The Distributor must be notified when a purchase is made that qualifies under these provisions.

     A stockholder of Equity Fund who formerly invested in the Bondstock Investment Plans or Life Insurance Investors Investment Plans received Class A shares of Equity Fund in liquidation of the Plans. Such a stockholder may purchase Class A shares of Equity Fund at net asset value provided that such stockholder maintains his or her Equity Fund account.

ACCUMULATION PLAN

     Investors may purchase shares on a periodic basis under an Accumulation Plan which provides for an initial investment of $100 minimum and subsequent investments of $20 minimum at any time. An Accumulation Plan is a voluntary program, involving no obligation to make periodic investments, and is terminable at will. Payments are made by sending a check to the Distributor who (acting as an agent for the dealer) will purchase whole and fractional shares of the Fund as of the close of business on the day such payment is received. A confirmation and statement of account will be sent to the investor following each investment. Certificates for whole shares will be issued upon request. No certificates will be issued for fractional shares which may be withdrawn only by redemption for cash. Investors may choose to use "Secur-O-Matic" (automatic bank draft) to make their Fund purchases. There is no additional charge for using Secur-O-Matic. An application may be obtained from the Funds.

SYSTEMATIC WITHDRAWAL PROGRAM

     A Systematic Withdrawal Program may be established by stockholders who wish to receive regular monthly, quarterly, semiannual or annual payments of $25 or more. A stockholder may elect a payment that is a specified percentage of the initial or current account value or a specified dollar amount. The Program may also be based upon the liquidation of a fixed or variable number of shares provided that the amount withdrawn monthly is at least $25. However, the Funds do not recommend this (or any other amount) as an appropriate monthly withdrawal. Shares with a current aggregate offering price of $5,000 or more must be deposited with the Investment Manager acting as agent for the stockholder under the Program. There is no service charge on the Program.

     Sufficient shares will be liquidated at net asset value to meet the specified withdrawals. Liquidation of shares may deplete the investment, particularly in the event of a market decline. Payments cannot be considered as actual yield or income since part of such payments is a return of capital. Such withdrawals constitute a taxable event to the stockholder. The maintenance of a Withdrawal Program concurrently with purchases of additional shares of the Fund would be disadvantageous because of the sales commission payable in respect to such purchases. During the withdrawal period, no payments will be accepted under an Accumulation Plan. Income dividends and capital gains distributions are automatically reinvested at net asset value. If an investor has an Accumulation Plan in effect, it must be terminated before a Systematic Withdrawal Program may be initiated.


     A stockholder may establish a Systematic Withdrawal Program with respect to Class B or Class C shares without the imposition of any applicable contingent deferred sales charge, provided that such withdrawals do not in any 12-month period, beginning on the date the Program is established, exceed 10% of the value of the account on that date ("Free Systematic Withdrawals"). Free Systematic Withdrawals are not available if a Program established with respect to Class B or Class C shares provides for withdrawals in excess of 10% of the value of the account in any Program year and, as a result, all withdrawals under such a Program are subject to any applicable contingent deferred sales charge. Free Systematic Withdrawals will be made first by redeeming those shares that are not subject to the contingent deferred sales charge and then by redeeming shares held the longest. The contingent deferred sales charge applicable to a redemption of Class B and Class C shares requested while Free Systematic Withdrawals are being made will be calculated as described under "Calculation and Waiver of Contingent Deferred Sales Charges," page 45.


     The stockholder receives confirmation of each transaction showing the source of the payment and the share balance remaining in the Program. A Program may be terminated on written notice by the stockholder or by the Fund, and it will terminate automatically if all shares are liquidated or withdrawn from the account.

INVESTMENT MANAGEMENT


     Security Management Company, LLC (the "Investment Manager"), 700 SW Harrison Street, Topeka, Kansas, has served as investment adviser to Security Growth and Income Fund (formerly Security Investment Fund), Security Equity Fund, and Security Ultra Fund, respectively, since April 1, 1964, January 1, 1964, and April 22, 1965. The Investment Manager also acts as investment adviser to Security Income Fund, Security Cash Fund, SBL Fund, and Security Municipal Bond Fund. The Investment Manager is a limited liability company controlled by its members, Security Benefit Life Insurance Company and Security Benefit Group, Inc. ("SBG"). SBG is an insurance and financial services holding company wholly-owned by Security Benefit Life Insurance Company, 700 SW Harrison Street, Topeka, Kansas 66636-0001. Security Benefit Life, a stock life insurance company which together with its subsidiaries has over $4.7 billion of assets under management, is incorporated under the laws of Kansas.

     The Investment Manager serves as investment adviser to Security Growth and Income Fund, Security Equity Fund and Security Ultra Fund, respectively, under Investment Management and Services Agreements, which were approved by the shareholders of the Funds on March 29, 1989, December 8, 1988 and December 30, 1988, and which became effective on March 31, 1989, January 31, 1989 and February 28, 1989. Security Equity Fund's Agreement was amended by its Board of Directors at a regular meeting held on July 23, 1993, to provide for the Investment Manager to serve as investment adviser to Global Fund and on April 3, 1995, July 26, 1996, February 7, 1997 and July 25, 1997, respectively, to provide for the Investment Manager to serve as investment adviser to Asset Allocation Fund, Social Awareness Fund, Value Fund and Small Company Fund. Security Equity Fund's Agreement was also amended by the Board of Directors at a meeting held on November 6, 1998, to provide for the Investment Manager to serve as investment adviser to Enhanced Index, International and Select 25 Funds. The Agreements were last renewed by the Funds' Board of Directors at a regular meeting held on November 6, 1998.


     Pursuant to the Investment Management and Services Agreements, the Investment Manager furnishes investment advisory, statistical and research services to the Funds, supervises and arranges for the purchase and sale of securities on behalf of the Funds, and provides for the compilation and maintenance of records pertaining to the investment advisory function.


     The Investment Manager has entered into a sub-advisory agreement with OppenheimerFunds, Inc. ("Oppenheimer"), Two World Trade Center, New York, NY 10048-0203, to provide investment advisory services to Global Fund. Pursuant to this agreement, Oppenheimer furnishes investment advisory, statistical and research facilities, supervises and arranges for the purchase and sale of securities on behalf of Global Fund and provides for the compilation and maintenance of records pertaining to such investment advisory services, subject to the control and supervision of the Fund's Board of Directors and the Investment Manager. For such services, the Investment Manager pays Oppenheimer an annual fee equal to a percentage of the average daily closing value of the combined net assets of Global Fund and another Fund managed by the Investment Manager, SBL Fund, Fund D, computed on a daily basis as follows: 0.35% of the combined average daily net assets up to $300 million, plus 0.30% of such assets over $300 million up to $750 million and 0.25% of such assets over $750 million.

     Oppenheimer is owned by Oppenheimer Acquisition Corp., a holding company that is owned in part by senior officers of Oppenheimer and controlled by Massachusetts Mutual Life Insurance Company. Oppenheimer has been providing investment advice since 1959. In addition, Oppenheimer and its subsidiaries currently manage investment companies with assets of more than $85 billion, and more than 4 million shareholder accounts.


     The Investment Manager has entered into a sub-advisory research agreement with Meridian Investment Management Corporation ("Meridian"), 12835 East Arapahoe Road, Tower II, 7th Floor, Englewood, Colorado 80112. Pursuant to the agreement, Meridian furnishes investment advisory, statistical and research facilities, supervises and arranges for the purchase and sale of equity securities on behalf of the Fund and provides for the compilation and maintenance of records pertaining to such investment advisory services, subject to the control and supervision of the Board of Directors of the Fund and the Investment Manager. Meridian is a wholly-owned subsidiary of Meridian Management & Research Corporation which is controlled by its two stockholders, Michael J. Hart and Craig T. Callahan. The Investment Manager pays Meridian an annual fee equal to a percentage of the average daily closing value of the net assets of Asset Allocation Fund, computed on a daily basis, according to the following schedule:

---------------------------------------------------------------------
AVERAGE DAILY NET ASSETS OF THE FUND                   ANNUAL FEE
---------------------------------------------------------------------
Less than $100 million..............................    .40%, plus
$100 million but less than $200 million.............    .35%, plus
$200 million but less than $400 million.............    .30%, plus
$400 million or more................................    .25%
---------------------------------------------------------------------


     The Investment Manager has engaged Strong Capital Management, Inc. ("Strong"), 900 Heritage Reserve, Menomonee Falls, Wisconsin 53051, to provide investment advisory services to the Small Company Fund. For such services, the Investment Manager pays Strong, an annual fee based on the combined average net assets of Small Company Fund and another fund for which the Investment Manager has engaged Strong to provide advisory services. The fee is equal to .50% of the combined average net assets under $150 million, .45% of the combined average net assets at or above $150 million but less than $500 million, and .40% of the combined average net assets at or above $500 million. Strong is a privately held corporation which is controlled by Richard S. Strong. Strong was established in 1974 and as of September 30, 1998, manages over $30 billion in assets.

     The Investment Manager has retained Bankers Trust Company, One Bankers Trust Plaza, New York, New York 10006, to provide investment advisory services to Enhanced Index Fund and International Fund. Pursuant to the agreement, Bankers Trust furnishes investment advisory, statistical and research facilities, supervises and arranges for the purchase and sale of securities on behalf of the Funds and provides for the compilation and maintenance of records pertaining to such investment advisory services, subject to the control and supervision of the Fund's Board of Directors and the Investment Manager. For such services to Enhanced Index Fund, the Investment Manager pays Bankers Trust an annual fee equal to a percentage of the average daily closing value of the combined net assets of Enhanced Index Fund and another fund, computed on a daily basis as follows: 0.20% of the combined average daily net assets of $100 million or less; and 0.15% of the combined average daily net assets of more than $100 million but less than $300 million; and 0.13% of the combined average daily net assets of more than $300 million. The Investment Manager also will pay Bankers Trust the following minimum fees with respect to the Enhanced Index Fund: (i) no minimum fee in the first year the Enhanced Index Fund begins operations; (ii) $100,000 in the Fund's second year of operations; and (iii) $200,000 in the third and following years of the Fund's operations. For the services provided to the International Fund, the Investment Manager pays Bankers Trust an annual fee equal to a percentage of the average daily closing value of the combined net assets of International Fund and another fund managed by the Investment Manager, computed on a daily basis as follows: 0.60% of the combined average daily net assets of $200 million or less and 0.55% of the combined average daily net assets of more than $200 million.

     Bankers Trust is wholly owned by Bankers Trust Corporation. As of March 31, 1998, Bankers Trust New York Corporation was the seventh largest bank holding company in the United States with total assets of over $150 billion. Bankers Trust is dedicated to services the needs of corporations, of over 90 offices in more than 50 countries. Investment management is a core business of Bankers Trust, built on a tradition of excellence from its roots as a trust bank founded in 1903. The scope of Bankers Trust's investment management capability is unique due to its leadership positions in both active and passive quantitative management and its presence in major equity and fixed income markets around the world. Bankers Trust is one of the nation's largest and most experienced investment managers with over $300 billion in assets under management globally.


     Pursuant to the Investment Management and Services Agreements, the Investment Manager also performs administrative functions and the bookkeeping, accounting and pricing functions for the Funds, and performs all shareholder servicing functions, including transferring record ownership, processing purchase and redemption transactions, answering inquiries, mailing shareholder communications and acting as the dividend disbursing agent.


     The Investment Manager has also agreed to arrange for others (or itself) to provide to the Funds, except Asset Allocation, Social Awareness, Value, Small Company, Enhanced Index, International and Select 25 Funds, all other services, including custodian and independent accounting services, required by the Funds. The Investment Manager will, when necessary, engage the services of third parties such as a custodian bank or independent auditors, in accordance with applicable legal requirements, including approval by the Funds' Board of Directors. The Investment Manager bears the expenses of providing the services it is required to furnish under the Agreement for each Fund, except Asset Allocation, Social Awareness, Value, Small Company Enhanced Index, International and Select 25 Funds. Thus, those Funds' expenses include only fees paid to the Investment Manager as well as expenses of brokerage commissions, interest, taxes, extraordinary expenses approved by the Board of Directors, and Class A, Class B and Class C distribution fees.

     Asset Allocation, Social Awareness, Value, Small Company, Enhanced Index, International and Select 25 Funds will pay all of their respective expenses not assumed by the Investment Manager or the Distributor, including organization expenses; directors' fees; fees of its custodian; taxes and governmental fees; interest charges; any membership dues; brokerage commissions; expenses of preparing and distributing reports to shareholders; costs of shareholder and other meetings; Class A, Class B and Class C distribution fees; and legal, auditing and accounting expenses. Asset Allocation, Social Awareness, Value, Small Company, Enhanced Index, International and Select 25 Funds will also pay for the preparation and distribution of the prospectus to their shareholders and all expenses in connection with registration under the Investment Company Act of 1940 and the registration of their capital stock under federal and state securities laws. Asset Allocation, Social Awareness, Value, Small Company, Enhanced Index, International and Select 25 Funds will pay nonrecurring expenses as may arise, including litigation expenses affecting them.

     The Investment Manager has agreed to reimburse the Funds or waive a portion of its management fee for any amount by which the total annual expenses of the Funds (including management fees, but excluding interest, taxes, brokerage commissions, extraordinary expenses and Class A, Class B and Class C distribution fees) for any fiscal year that exceeds the level of expenses which the Funds are permitted to bear under the most restrictive expense limitation imposed by any state in which shares of the Funds are then qualified for sale. (The Investment Manager is not aware of any state that currently imposes limits on the level of mutual fund expenses.) The Investment Manager, as part of the investment advisory agreement with Security Equity Fund, has agreed to cap the total annual expenses of Enhanced Index Fund and Select 25 Fund to 1.75% and International Fund to 2.25%, in each case exclusive of interest, taxes, extraordinary expenses, brokerage fees and commissions and 12b-1 fees.


     As compensation for its services, the Investment Manager receives with respect to Growth and Income, Equity and Ultra Funds, on an annual basis, 2% of the first $10 million of the average net assets, 1 1/2% of the next $20 million of the average net assets and 1% of the remaining average net assets of the Funds, determined daily and payable monthly. The Investment Manager receives with respect to the Global Fund, on an annual basis, 2% of the first $70 million of the average net assets and 1 1/2% of the remaining average net assets, determined daily and payable monthly.


     Separate fees are paid by Asset Allocation, Social Awareness, Value, Small Company, Enhanced Index, International and Select 25 Funds to the Investment Manager for investment advisory, administrative and transfer agency services. With respect to Asset Allocation Fund the Investment Manager receives, on an annual basis, an investment advisory fee equal to 1% of the average daily net assets of the Fund, calculated daily and payable monthly. The Investment Manager also receives, on an annual basis, an administrative fee equal to .045% of the average daily net assets of the Asset Allocation Fund plus the greater of .10% of its average net assets or $60,000. With respect to the Social Awareness, Value and Small Company Funds, the Investment Manager receives, on an annual basis, an investment advisory fee equal to 1% of the average daily net assets of the respective Funds, calculated daily and payable monthly. The Investment Manager has agreed to waive the investment advisory fee of Small Company Fund for the fiscal year ending September 30, 1999. The investment advisory fee for Enhanced Index and Select 25 Funds is equal to 0.75% of the average daily net assets of each Fund, calculated daily and payable monthly. The investment advisory fee for International Fund is equal to 1.10% of the average daily net assets of the Fund, calculated daily and payable monthly. The Investment Manager also receives, on an annual basis, an administrative fee equal to .09% of the average daily net assets of the Social Awareness, Value, Small Company, Enhanced Index and Select 25 Funds. The Investment manager receives, on an annual basis, an administrative fee equal to 0.045% of the average daily net assets of International Fund plus the greater of 0.10% of its average net assets or (i) $30,000 in the year ending January 31, 2000; (ii) $45,000 in the year ending January 31, 2001; or $60,000 in the year ending January 31, 2002 and thereafter. For transfer agency services provided to each of the Asset Allocation, Social Awareness, Value, Small Company, Enhanced Index, International and Select 25 Funds, the Investment Manager receives an annual maintenance fee of $8.00 per account, and a transaction fee of $1.00 per transaction.

     During the fiscal years ended September 30, 1998, 1997 and 1996, the Funds paid the following amounts to the Investment Manager for its services:

------------------------------------------------------------------------------
                                 1998             1997              1996
------------------------------------------------------------------------------
Growth and Income Fund        $1,168,375       $1,024,369       $   919,674
Equity Fund                    9,261,209        7,375,751         5,528,818
Ultra Fund                     1,068,177          985,285           862,190
Global Fund                      670,488          642,585           470,077
Asset Allocation Fund             72,662           62,322            39,560
Social Awareness Fund            120,016                0               ---
Value Fund                       144,005                0               ---
------------------------------------------------------------------------------

For the fiscal years ended September 30, 1998, 1997 and 1996, the Investment manager waived $14,762, $45,581 and $24,236, respectively, of Asset Allocation Fund's investment advisory fee. For the fiscal year ended September 30, 1998, the Investment Manager waived $34,388 of Social Awareness Fund's investment advisory fee. For the period November 4, 1996 (date of inception) to September 30, 1997, the Investment Manager waived its entire advisory fee for the Social Awareness Fund in the amount of $50,880. For the fiscal year ended September 30, 1998, the Investment Manager waived $35,151 of Value Fund's investment advisory fee. For the period May 1, 1997 (date of inception) to September 30, 1997, the Investment Manager waived its entire advisory fee for the Value Fund in the amount of $17,003. For the period October 15, 1997 (date of inception) to September 30, 1998, the Investment Manager waived its entire advisory fee for the Small Company Fund in the amount of $33,554.

     Asset Allocation Fund paid the Investment Manager for administrative and transfer agency services for fiscal year ended September 30, 1998 - $63,270 and $12,372, respectively. For fiscal year ended September 30, 1997, $53,010 and $7,611 respectively, and for the fiscal year ended September 30, 1996, $36,957 and $5,571, respectively. For the fiscal years ended September 30, 1998 and 1996, the Investment Manager reimbursed the Asset Allocation Fund $21,941 and $19,620, respectively, of the Fund's administrative and transfer agency fees. For the fiscal year ended September 30, 1998, the Social Awareness Fund paid the Investment Manager for administrative and transfer agency fees, $14,400 and $10,801, respectively. For the period November 4, 1996 (date of inception) to September 30, 1997, the Social Awareness Fund paid the Investment Manager for administrative and transfer agency services, $4,579 and $3,925, respectively. For the fiscal year ended September 30, 1998, the Value Fund paid the Investment Manager for administrative and transfer agency fees, $19,523 and $12,984, respectively. For the period May 1, 1997 (date of inception) to September 30, 1997, the Value Fund paid the Investment Manager for administrative and transfer agency services, $1,530 and $1,345 respectively. For the period October 15, 1997 (date of inception) to September 30, 1998, the Small Company Fund paid the Investment Manager for administrative and transfer agency services, $3,020 and $4,672, respectively.

     The total expenses for Growth and Income Fund, Equity Fund, Global Fund, Asset Allocation Fund, Social Awareness Fund, Value Fund and Ultra Fund, respectively, for the fiscal year ended September 30, 1998 were 1.21%, 1.02%, 2.00%, 2.00%, 1.22%, 1.27% and 1.23% of the average net assets of each Fund's Class A shares for the fiscal year. Total expenses of Class B shares for Growth and Income Fund, Equity Fund, Global Fund, Asset Allocation Fund, Social Awareness Fund, Value Fund and Ultra Fund, respectively, for the fiscal year ended September 30, 1998 were 2.21%, 2.02%, 3.00%, 2.93%, 2.20%, 2.34% and 1.23%
of the average net assets of each Fund's Class B shares for the fiscal year. The total expenses of the average net assets for Class A and Class B shares of Small Company Fund for the period October 15, 1997 (date of inception) to September 30, 1998, were 1.39% and 2.38%, respectively.


     The Funds' Investment Management and Services Agreements are renewable annually by the Funds' Board of Directors or by a vote of a majority of the individual Fund's outstanding securities and, in either event, by a majority of the board who are not parties to the Agreement or interested persons of any such party. The Agreements provide that they may be terminated without penalty at any time by either party on 60 days' notice and are automatically terminated in the event of assignment.

     The  following  persons  are  affiliated  with the  Funds and also with the
Funds'  investment  adviser,   Security   Management  Company,   LLC,  in  these
capacities:


---------------------------------------------------------------------------------------------------------------------------------
NAME                      POSITION(S) WITH THE FUNDS                     POSITION(S) WITH SECURITY MANAGEMENT COMPANY, LLC
-----------------------   --------------------------------------------   --------------------------------------------------------
James R. Schmank          Vice President and Director                    President and Managing Member Representative
John D. Cleland           President and Director                         Senior Vice President and Managing Member Representative
Jane A. Tedder            Vice President (Equity Fund only)              Vice President and Senior Economist
Terry A. Milberger        Vice President (Equity Fund only)              Senior Vice President and Senior Portfolio Manager
Michael A. Petersen       Vice President (Growth and Income Fund only)   Vice President and Senior Portfolio Manager
Mark E. Young             Vice President                                 Vice President
Amy J. Lee                Secretary                                      Secretary
Brenda M. Harwood         Treasurer                                      Assistant Vice President and Treasurer
Cindy L. Shields          Vice President (Equity Fund only)              Assistant Vice President and Portfolio Manager
Thomas A. Swank           Vice President (Growth and Income Fund only)   Vice President and Portfolio Manager
Christopher D. Swickard   Assistant Secretary                            Assistant Secretary
James P. Schier           Vice President                                 Assistant Vice President and Portfolio Manager
---------------------------------------------------------------------------------------------------------------------------------


PORTFOLIO MANAGEMENT


     STEVEN M. BOWSER, Portfolio Manager of the Investment Manager, has co-managed the fixed-income portion of Asset Allocation Fund's portfolio since January 1998. He joined the Investment Manager in 1992. Prior to joining the Investment Manager, he was Assistant Vice President and Portfolio Manager with the Federal Home Loan Bank of Topeka from 1989 to 1992. He was employed at the Federal Reserve Bank of Kansas City in 1988 and began his career with the Farm Credit System from 1982 to 1987, serving as a Senior Financial Analyst and Assistant Controller. He graduated with a Bachelor of Science Degree from Kansas State University in 1982.

     PAT BOYLE, Portfolio Manager of Meridian, has managed the equity portion of Asset Allocation Fund's portfolio since August 1997. Prior to joining Meridian, Mr. Boyle was employed at Citicorp as an Operations Analyst. He has five years of investment experience and is a Chartered Financial Analyst. Mr. Boyle graduated from the University of Denver with a B.S.B.A. degree and an M.S. degree in Finance.

     DAVID ESHNAUR, Portfolio Manager of the Investment Manager, has co-managed the fixed-income portion of Asset Allocation Fund's portfolio since January 1998. Mr. Eshnaur has 15 years of investment experience. Prior to joining the Investment Manager in 1997, he worked at Waddell & Reed in the positions of Assistant Vice President, Assistant Portfolio Manager, Senior Analyst, Industry Analyst and Account Administrator. Mr. Eshnaur earned a Bachelor of Arts degree in Business Administration from Coe College and an M.B.A. degree in Finance from the University of Missouri - Kansas City.

     SIDNEY F. HOOTS, Managing Director of Bankers Trust Company, has managed the Equity Index Fund since its inception in January 1999. He is the Senior Portfolio Manager for the Structured Equity Group at Bankers Trust. He has responsibility for a variety of funds ranging from an enhanced index fund using quantitative stock selection to an equity-based relative value hedge fund which combines traditional hedge fund trading with quantitative techniques. In addition, he is responsible for a tax-advantaged equity product. Mr. Hoots also directs the quantitative equity research effort. Mr. Hoots joined Bankers Trust in 1983 and has 15 years of investment experience. He has a B.S. degree from Duke University and a M.B.A. from the University of Chicago. He is also a Member of the American Finance Association.

     MICHAEL LEVY, Managing Director of Bankers Trust, has been co-lead manager of the International Fund since its inception in January 1999. He has been a portfolio manager of other investment products with similar investment objectives since joining Bankers Trust in 1993. Mr. Levy is Bankers Trust's International Equity Strategist and is head of the international equity team. He has served in each of these capacities since 1993. The international equity team is responsible for the day-to-day management of the Fund as well as other international equity portfolios managed by Bankers Trust. Mr. Levy's experience prior to joining Bankers Trust includes serving as senior equity analyst with Oppenheimer & Company, as well as positions in investment banking, technology and manufacturing enterprises. He has 27 years of business experience, of which seventeen years have been in the investment industry.

     TERRY A. MILBERGER, Senior Portfolio Manager of the Investment Manager, has managed Equity Fund since 1981 and Select 25 Fund since its inception in 1999. He has more than 20 years of investment experience. He began his career as an investment analyst in the insurance industry and from 1974 through 1978 he served as an assistant portfolio manager for the Investment Manager. He was then employed as Vice President of Texas Commerce Bank and managed its pension assets until he returned to the Investment Manager in 1981. Mr. Milberger holds a bachelor's degree in business and a Masters of Business Administration from the University of Kansas and is a Chartered Financial Analyst. His investment philosophy is based on patience and opportunity for the long-term investor.

     RONALD C. OGNAR, Portfolio Manager of Strong, has managed Small Company Fund since its inception in 1997. He is a Chartered Financial Analyst with more than 25 years of investment experience. Mr. Ognar joined Strong in April 1993 after two years as a principal and portfolio manager with RCM Capital Management. For approximately 3 years prior to his position at RCM Capital Management, he was a portfolio manager at Kemper Financial Services in Chicago. Mr. Ognar began his investment career in 1968 at LaSalle National Bank. He is a graduate of the University of Illinois with a bachelor's degree in accounting.

     MICHAEL A. PETERSEN, Senior Portfolio Manager of the Investment Manager, has managed Growth and Income Fund since January 1998. He has 15 years of investment experience. Prior to joining the Investment Manager in 1997, he was Director of Equity Research and Fund Management at Old Kent Bank and Trust Corporation from 1988 to 1997. Prior to 1988, he was an Investment Officer at First Asset Management. Mr. Petersen earned a Bachelor of Science degree in Accounting from the University of Minnesota. He is a Chartered Financial Analyst.

     ROBERT REINER, Principal at Bankers Trust, has been co-lead manager of the International Fund since its inception in January 1999. He has been a portfolio manager of other investment products with similar investment objectives since joining Bankers Trust in 1994. At Bankers Trust, he has been involved in developing analytical and investment tools for the group's international equity team; his primary focus has been on Japanese and European markets. Prior to joining Bankers Trust, he was an equity analyst and also provided macroeconomic coverage for Scudder, Stevens & Clark from 1993 to 1994. He previously served as Senior Analyst at Sanford C. Bernstein & Co. from 1991 to 1992, and was instrumental in the development of Bernstein's International Value Fund. Mr. Reiner spent more than nine years at Standard & Poor's Corporation, where he was a member of its international ratings group. His tenure included managing the day-to-day operations of the Standard & Poor's Corporation Tokyo office for three years.

     JAMES P. SCHIER, Portfolio Manager of the Investment Manager, has managed Value Fund since its inception in 1997 and Ultra Fund since January 1998. He has 13 years experience in the investment field and is a Chartered Financial Analyst. While employed by the Investment Manager, he also served as research analyst. Prior to joining the Investment Manager in 1995, he was a portfolio manager for Mitchell Capital Management from 1993 to 1995. From 1988 to 1995 he served as Vice President and Portfolio Manager for Fourth Financial. Prior to 1988, Mr. Schier served in various positions in the investment field for Stifel Financial, Josepthal & Company and Mercantile Trust Company. Mr. Schier earned a Bachelor of Business degree from the University of Notre Dame and an M.B.A. from Washington University.

     CINDY L. SHIELDS, Portfolio Manager of the Investment Manager, has managed Social Awareness Fund since its inception in 1996. Ms. Shields has eight years experience in the securities field and joined the Investment Manager in 1989. She has been a portfolio manager since 1994, and prior to that time, she served as a research analyst for the Investment Manager. Ms. Shields graduated from Washburn University with a Bachelor of Business Administration degree, majoring in finance and economics. She is a Chartered Financial Analyst.

     JULIE WANG, Principal at Bankers Trust, has been co-lead manager of the International Fund since its inception in January 1999. She has been a manager of other investment products with similar investment objectives since joining Bankers Trust in 1994. Ms. Wang has primary focus on the Asia-Pacific region and the Fund's emerging market exposure. Prior to joining Bankers Trust, Ms. Wang was an investment manager at American International Group, where she advised in the management of $7 billion of assets in Southeast Asia, including private and listed equities, bonds, loans and structured products. Ms. Wang received her B.A. degree in economics from Yale University and her M.B.A. from the Wharton School.

     WILLIAM L. WILBY, Senior Vice President of Oppenheimer, became the manager of Global Fund in November 1998. Prior to joining Oppenheimer in 1991, he was an international investment strategist at Brown Brothers Hamman & Co. Prior to Brown Brothers, Mr. Wilby was a managing director and portfolio manager at AIG Global Investors. He joined AIG from Northern Trust Bank in Chicago, where he was an international pension manager. Before starting his career in portfolio management, Mr. Wilby was an international financial economist at Northern Trust Bank and at the Federal Reserve Bank in Chicago. Mr. Wilby is a graduate of the United States Military Academy and holds an M.A. and a Ph.D. in International Monetary Economics from the University of Colorado. He is a Chartered Financial Analyst.


CODE OF ETHICS


     The Funds, the Investment Manager and the Distributor have a written code of ethics (the "Code of Ethics") which requires all access persons to obtain prior clearance before engaging in any personal securities transactions. Access persons include officers and directors of the Funds and Investment Manager and employees that participate in, or obtain information regarding, the purchase or sale of securities by the Funds or whose job relates to the making of any recommendations with respect to such purchases or sales. All access persons must report their personal securities transactions within ten days of the end of each calendar quarter. Access persons will not be permitted to effect transactions in a security if it: (a) is being considered for purchase or sale by the Funds; (b) is being purchased or sold by the Funds; or (c) is being offered in an initial public offering. Portfolio managers are also prohibited from purchasing or selling a security within seven calendar days before or after a Fund that he or she manages trades in that security. Any material violation of the Code of Ethics is reported to the Board of the Funds. The Board also reviews the administration of the Code of Ethics on an annual basis. In addition, each Sub-Adviser must have its own code of ethics to which its portfolio managers and other access persons are subject.


DISTRIBUTOR


     Security Distributors, Inc. (the "Distributor"), a Kansas corporation and wholly-owned subsidiary of Security Benefit Group, Inc., serves as the principal underwriter for shares of Growth and Income Fund, Equity Fund, Global Fund, Asset Allocation Fund, Social Awareness Fund, Value Fund, Small Company Fund, Enhanced index Fund, International Fund, Select 25 Fund and Ultra Fund pursuant to Distribution Agreements with the Funds. The Distributor also acts as principal underwriter for Security Income Fund and Security Municipal Bond Fund.


     The Distributor receives a maximum commission on sales of Class A shares of 5.75% and allows a maximum discount of 5% from the offering price to authorized dealers on the Fund shares sold. The discount is the same for all dealers, but the Distributor at its discretion may increase the discount for specific periods. Salespersons employed by dealers may also be licensed to sell insurance with Security Benefit Life.


     For the fiscal years ended September 30, 1997 and September 30, 1998, the Distributor (i) received gross underwriting commissions on Class A shares, (ii) retained net underwriting commissions on Class A shares, and (iii) received contingent deferred sales charges on redemptions of Class B shares in the amounts set forth in the table below.



--------------------------------------------------------------------------------------------------------------
                               GROSS UNDERWRITING           NET UNDERWRITING
                                  COMMISSIONS                 COMMISSIONS          COMPENSATION ON REDEMPTION
                           -------------------------   ------------------------    ---------------------------
                               1997          1998          1997          1998          1997          1998
                               ----          ----          ----          ----          ----          ----
Growth and Income Fund      $  62,437    $   161,083    $  6,497      $  11,930      $  1,741     $  12,982
Equity Fund                   799,937      1,586,589      21,344        137,516        31,015       123,648
Ultra Fund                     34,612         51,626       5,388          3,908        20,208        19,376
Global Fund                    29,789         16,810       2,930             66        13,291        24,076
Asset Allocation Fund          28,996         14,300       3,114            728         1,692         7,197
Social Awareness Fund*         61,945         73,830       7,639          4,310           267         4,833
Value Fund**                   74,602        176,512       2,015          4,530             2         5,438
Small Company Fund***             ---         29,790         ---             28           ---         2,250
--------------------------------------------------------------------------------------------------------------
  *For the period November 4, 1996 (date of inception) to September 30, 1997.
 **For the period May 1, 1997 (date of inception) to September 30, 1997.
***For the period October 15, 1997 (date of inception) to September 30, 1998.
--------------------------------------------------------------------------------------------------------------

     For the fiscal year ended September 30, 1996, the Distributor received gross underwriting commissions on the sale of Class A shares of the Funds of:
$38,156 for Growth and Income Fund; $869,310 for Equity Fund; $42,335 for Ultra Fund; and $29,472 for Global Fund. For that same year, the Distributor retained net underwriting commissions as follows: $7,615 for Growth and Income Fund; $107,976 for Equity Fund; $9,163 for Ultra Fund; and $3,907 for Global Fund. For the fiscal year ended September 30, 1996, the Distributor received gross underwriting commissions on the sale of Class A shares of $7,393 for Asset Allocation Fund and retained net underwriting commissions of $911.


     The Distributor, on behalf of the Funds, may act as a broker in the purchase and sale of securities not effected on a securities exchange, provided that any such transactions and any commissions shall comply with requirements of the Investment Company Act of 1940 and all rules and regulations of the SEC. The Distributor has not acted as a broker.

     The Funds' Distribution Agreements are renewable annually either by the Board of Directors or by the vote of a majority of the Fund's outstanding securities, and, in either event, by a majority of the board who are not parties to the contract or interested persons of any such party. The contract may be terminated by either party upon 60 days' written notice.

ALLOCATION OF PORTFOLIO BROKERAGE


     Transactions in portfolio securities shall be effected in such manner as deemed to be in the best interests of the respective Funds. In reaching a judgment relative to the qualifications of a broker-dealer ("broker") to obtain the best execution of a particular transaction, all relevant factors and circumstances will be taken into account by the Investment Manager or relevant Sub-Adviser, including the overall reasonableness of commissions paid to a broker, the firm's general execution and operational capabilities, and its reliability and financial condition. Subject to the foregoing considerations, the execution of portfolio transactions may be directed to brokers who furnish investment information or research services to the Investment Manager or relevant Sub-Adviser. Such investment information and research services include advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities and purchasers  or  sellers of  securities,  and  furnishing  analyses  and  reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and performance of accounts. Such investment information and research services may be furnished by brokers in many ways, including: (1) on-line data base systems, the equipment for which is provided by the broker, that enable the Investment Manager to have real-time access to market information, including quotations; (2) economic research services, such as publications, chart services and advice from economists concerning macroeconomic information; and (3) analytical investment information concerning particular corporations. If a transaction is directed to a broker supplying such information or services, the commission paid for such transaction may be in excess of the commission another broker would have charged for effecting that transaction provided that the Investment Manager or relevant Sub-Adviser shall have determined in good faith that the commission is reasonable in relation to the value of the investment information or the research services provided, viewed in terms of either that particular transaction or the overall responsibilities of the Investment Manager or relevant Sub-Adviser with respect to all accounts as to which it exercises investment discretion. The Investment Manager or relevant Sub-Adviser may use all, none, or some of such information and services in providing investment advisory services to each of the mutual funds under its management, including the Funds. Portfolio transactions, including options, futures contracts and options on futures transactions and the purchase or sale of underlying securities upon the exercise of options, for Series I may also be executed through Bankers Trust or any subsidiary or affiliate to the extent and in the manner permitted by applicable law.


     In addition, brokerage transactions may be placed with broker-dealers who sell shares of the Funds managed by the Investment Manager and who may or may not also provide investment information and research services. The Investment Manager may, consistent with the NASD's Conduct Rules, consider sales of shares of the Funds in the selection of a broker.

     The Funds may also buy securities from, or sell securities to, dealers acting as principals or market makers. The Investment Manager generally will not purchase investment information or research services in connection with such principal transactions.


     Securities held by the Funds may also be held by other investment advisory clients of the Investment Manager and/or relevant Sub-Adviser, including other investment companies. In addition, Security Benefit Life Insurance Company ("SBL"), may also hold some of the same securities as the Funds. When selecting securities for purchase or sale for a Fund, the Investment Manager may at the same time be purchasing or selling the same securities for one or more of such other accounts. Subject to the Investment Manager's obligation to seek best execution, such purchases or sales may be executed simultaneously or "bunched." It is the policy of the Investment Manager not to favor one account over the other. Any purchase or sale orders executed simultaneously (which may also include orders from SBL) are allocated at the average price and as nearly as practicable on a pro rata basis (transaction costs will also be shared on a pro rata basis) in proportion to the amounts desired to be purchased or sold by each account. In those instances where it is not practical to allocate purchase or sale orders on a pro rata basis, then the allocation will be made on a rotating or other equitable basis. While it is conceivable that in certain instances this procedure could adversely affect the price or number of shares involved in the Fund's transaction, it is believed that the procedure generally contributes to better overall execution of the Fund's portfolio transactions. With respect to the allocation of initial public offerings ("IPOs"), the Investment Manager may determine not to purchase such offerings for certain of its clients (including investment company clients) due to the limited number of shares typically available to the Investment Manager in an IPO.


     The following table sets forth the brokerage fees paid by the Funds during the last three fiscal years and certain other information:


----------------------------------------------------------------------------------------------------------------------------
                                                                                              FUND TRANSACTIONS DIRECTED
                                                                                               TO AND COMMISSIONS PAID
                                                                      FUND BROKERAGE            TO BROKER-DEALERS WHO
                                                     FUND TOTAL     COMMISSIONS PAID           ALSO PERFORMED SERVICES
                                                      BROKERAGE       TO SECURITY        -----------------------------------
                                                     COMMISSIONS    DISTRIBUTORS INC.,                        BROKERAGE
                   FUND                     YEAR        PAID         THE UNDERWRITER       TRANSACTIONS      COMMISSIONS
----------------------------------------------------------------------------------------------------------------------------
Security Growth and Income Fund             1998    $   332,718              $0           $  68,503,622       $105,204
                                            1997        251,945               0              26,335,380         40,539
                                            1996         98,516               0              15,375,167         22,566
----------------------------------------------------------------------------------------------------------------------------
Security Equity Fund - Equity Fund          1998      1,099,219               0             263,017,019        359,314
                                            1997      1,111,928               0             234,139,342        301,670
                                            1996        919,879               0             181,146,205        227,747
----------------------------------------------------------------------------------------------------------------------------
Security Equity Fund - Global Fund          1998        218,464               0              21,465,232         59,626
                                            1997        270,065               0              14,817,527         39,165
                                            1996        194,768               0              11,476,297         20,493
----------------------------------------------------------------------------------------------------------------------------
Security Equity Fund - Asset Allocation     1998          9,871               0               3,474,334          7,670
Fund                                        1997         18,571               0               6,075,844         15,313
                                            1996         10,674               0                 259,602            724
----------------------------------------------------------------------------------------------------------------------------
Security Equity Fund - Social Awareness     1998         10,661                               1,418,953          1,722
Fund                                        1997(1)      12,365               0               6,419,564          8,327
----------------------------------------------------------------------------------------------------------------------------
Security Equity Fund - Value Fund           1998         64,157                               8,264,311         14,947
                                            1997(2)      15,192               0               3,606,587          7,392
----------------------------------------------------------------------------------------------------------------------------
Security Equity Fund - Small Company Fund   1998(3)      22,215
----------------------------------------------------------------------------------------------------------------------------
Security Ultra Fund                         1998        268,722               0              39,308,363         69,536
                                            1997         83,841               0              22,060,304         41,217
                                            1996        200,614               0              45,866,810         76,520
----------------------------------------------------------------------------------------------------------------------------
1  Social Awareness Fund's figures are based on the period November 4, 1996 (date of inception) to September 30, 1997.
2  Value Fund's figures are based on the period May 1, 1997 (date of inception) to September 30, 1997.
3  Small Company Fund's figures are based on the period October 15, 1997 (date of inception) to September 30, 1998.
----------------------------------------------------------------------------------------------------------------------------


HOW NET ASSET VALUE IS DETERMINED

     The per share net asset value of each Fund is determined by dividing the total value of its securities and other assets, less liabilities, by the total number of shares outstanding. The public offering price for each Fund is its net asset value per share plus, in the case of Class A shares, the applicable sales charge. The net asset value and offering price are computed once daily as of the close of regular trading hours on the New York Stock Exchange (normally 3:00 p.m. Central time) on each day the Exchange is open for trading, which is Monday through Friday, except for the following dates when the exchange is closed in observance of federal holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     The offering price determined at the close of business on the New York Stock Exchange on each day on which the Exchange is open will be applicable to all orders for the purchase of Fund shares received by the dealer prior to such close of business and transmitted to the Funds prior to the close of their business day (normally 5:00 p.m. Central time unless the Exchange closes early). Orders accepted by the dealer after the close of business of the Exchange or on a day when the Exchange is closed will be filled on the basis of the offering price determined as of the close of business of the Exchange on the next day on which the Exchange is open. It is the responsibility of the dealer to promptly transmit orders to the Funds.

     In determining net asset value, securities listed or traded on a national securities exchange are valued on the basis of the last sale price. If there are no sales on a particular day, then the securities shall be valued at the last bid price. All other securities for which market quotations are available are valued on the basis of the last current bid price. If there is no bid price, or if the bid price is deemed to be unsatisfactory by the Board of Directors or the Funds' Investment Manager, then the securities shall be valued in good faith by such method as the Board of Directors determines will reflect their fair market value.


     Because the expenses of distribution are borne by Class A shares through a front-end sales charge and by Class B and Class C shares through an ongoing distribution fee, the expenses attributable to each class of shares will differ, resulting in different net asset values. The net asset value of Class B and Class C shares will generally be lower than the net asset value of Class A shares as a result of the distribution fee charged to Class B and Class C shares. It is expected, however, that the net asset value per share will tend to converge immediately after the payment of dividends which will differ in amount for Class A, B and C shares by approximately the amount of the different distribution expenses attributable to Class A, B and C shares.


HOW TO REDEEM SHARES

     Stockholders may turn in their shares directly to the Investment Manager for redemption at net asset value (which may be more or less than the investor's cost, depending upon the market value of the portfolio securities at the time of redemption). The redemption price in cash will be the net asset value next determined after the time when such shares are tendered for redemption.

     Shares will be redeemed on request of the stockholder in proper order to the Investment Manager, which serves as the Funds' transfer agent. A request is made in proper order by submitting the following items to the Investment
Manager: (1) a written request for redemption signed by all registered owners exactly as the account is registered, including fiduciary titles, if any, and specifying the account number and the dollar amount or number of shares to be redeemed; (2) a guarantee of all signatures on the written request or on the share certificate or accompanying stock power; (3) any share certificates issued for any of the shares to be redeemed; and (4) any additional documents which may be required by the Investment Manager for redemption by corporations or other organizations, executors, administrators, trustees, custodians or the like. Transfers of shares are subject to the same requirements. A signature guarantee is not required for redemptions of $10,000 or less, requested by and payable to all stockholders of record for an account, to be sent to the address of record. The signature guarantee must be provided by an eligible guarantor institution, such as a bank, broker, credit union, national securities exchange or savings association. The Investment Manager reserves the right to reject any signature guarantee pursuant to its written procedures which may be revised in the future. To avoid delay in redemption or transfer, stockholders having questions should contact the Investment Manager.

     The Articles of Incorporation of Security Equity Fund provide that the Board of Directors, without the vote or consent of the stockholders, may adopt a plan to redeem at net asset value all shares in any stockholder account in which there has been no investment (other than the reinvestment of income dividends or capital gains distributions) for the last six months and in which there are fewer than 25 shares or such fewer number of shares as may be specified by the Board of Directors. Any plan of involuntary redemption adopted by the Board of Directors shall provide that the plan is in the economic best interests of the Fund or is necessary to reduce disproportionately burdensome expenses in servicing stockholder accounts. Such plan shall further provide that prior notice of at least six months shall be given to a stockholder before involuntary redemption, and that the stockholder will have at least six months from the date of the notice to avoid redemption by increasing his or her account to at least the minimum number of shares established in the Articles of Incorporation, or such fewer shares as are specified in the plan.

     When investing in the Funds, stockholders are required to furnish their tax identification number and to state whether or not they are subject to withholding for prior underreporting, certified under penalties of perjury as prescribed by the Internal Revenue Code. To the extent permitted by law, the redemption proceeds of stockholders who fail to furnish this information will be reduced by $50 to reimburse for the IRS penalty imposed for failure to report the tax identification number on information reports.

     Payment in cash of the amount due on redemption, less any applicable deferred sales charge, for shares redeemed will be made within seven days after tender, except that the Funds may suspend the right of redemption during any period when trading on the New York Stock Exchange is restricted or such Exchange is closed for other than weekends or holidays, or any emergency is deemed to exist by the Securities and Exchange Commission. When a redemption request is received, the redemption proceeds are deposited into a redemption account established by the Distributor and the Distributor sends a check in the amount of redemption proceeds to the stockholder. The Distributor earns interest on the amounts maintained in the redemption account. Conversely, the Distributor causes payments to be made to the Funds in the case of orders for purchase of Fund shares before it actually receives federal funds.

     The Funds have committed themselves to pay in cash all requests for redemptions by any stockholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period.

     In addition to the foregoing redemption procedure, the Funds repurchase shares from broker-dealers at the price determined as of the close of business on the day such offer is confirmed. The Distributor has been authorized, as agent, to make such repurchases for the Funds' account. Dealers may charge a commission on the repurchase of shares.

     The repurchase or redemption of shares held in a tax-qualified retirement plan must be effected through the trustee of the plan and may result in adverse tax consequences. (See "Retirement Plans," page 67.)

     At various times the Funds may be requested to redeem shares for which they have not yet received good payment. Accordingly, the Funds may delay the mailing of a redemption check until such time as they have assured themselves that good payment (e.g., cash or certified check on a U.S. bank) has been collected for the purchase of such shares.

TELEPHONE REDEMPTIONS

     A stockholder may redeem uncertificated shares in amounts up to $10,000 by telephone request, provided the stockholder has completed the Telephone Redemption section of the application or a Telephone Redemption form which may be obtained from the Investment Manager. The proceeds of a telephone redemption will be sent to the stockholder at his or her address as set forth in the application or in a subsequent written authorization with a signature guarantee. Once authorization has been received by the Investment Manager, a stockholder may redeem shares by calling the Funds at (800) 888-2461, extension 3127, on weekdays (except holidays) between the hours of 7:00 a.m. and 6:00 p.m. Central time. Redemption requests received by telephone after the close of the New York Stock Exchange (normally 3:00 p.m. Central time) will be treated as if received on the next business day. Telephone redemptions are not accepted for IRA and 403(b)(7) accounts. A stockholder who authorizes telephone redemptions authorizes the Investment Manager to act upon the instructions of any person identifying themselves as the owner of the account or the owner's broker. The Investment Manager has established procedures to confirm that instructions communicated by telephone are genuine and may be liable for any losses due to fraudulent or unauthorized instructions if it fails to comply with its procedures. The Investment Manager's procedures require that any person requesting a redemption by telephone provide the account registration and number, the owner's tax identification number, and the dollar amount or number of shares to be redeemed, and such instructions must be received on a recorded line. Neither the Fund, the Investment Manager, nor the Distributor will be liable for any loss, liability, cost or expense arising out of any redemption request provided that the Investment Manager complied with its procedures. Thus, a stockholder who authorizes telephone redemptions may bear the risk of loss from a fraudulent or unauthorized request. The telephone redemption privilege may be changed or discontinued at any time by the Investment Manager or the Funds.

     During  periods  of  severe  market  or  economic   conditions,   telephone
redemptions  may  be  difficult  to  implement  and  stockholders   should  make
redemptions by mail as described under "How to Redeem Shares," page 58.

HOW TO EXCHANGE SHARES


     Pursuant to arrangements with the Distributor and with Security Cash Fund, stockholders of the Funds may exchange their shares for shares of another of the Funds, for shares of the other mutual funds distributed by the Distributor or for shares of Security Cash Fund at net asset value. The other mutual funds currently distributed by the Distributor currently include Security Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield, Emerging Markets Total Return, Global Asset Allocation, Global High Yield and Municipal Bond Funds. Exchanges may be made only in those states where shares of the fund into which an exchange is to be made are qualified for sale.

     Class A, Class B and Class C shares of the Funds may be exchanged for Class A, Class B and Class C shares, respectively, of another Fund distributed by the Distributor or for shares of Security Cash Fund, a money market fund that offers a single class of shares. No exchanges are allowed with a Fund that does not offer Class C shares, except that a stockholder may exchange Class C shares for shares of Security Cash Fund. Any applicable contingent deferred sales charge will be imposed upon redemption and calculated from the date of the initial purchase without regard to the time shares were held in Security Cash Fund. Such transactions generally have the same tax consequences as ordinary sales and purchases. No service fee is presently imposed on such an exchange. They are not tax-free exchanges.


     Exchanges are made promptly upon receipt of a properly completed Exchange Authorization form and (if issued) share certificates in good order for transfer. If the stockholder is a corporation, partnership, agent, fiduciary or surviving joint owner, additional documentation of a customary nature, such as a stock power and guaranteed signature, will be required. (See "How to Redeem Shares," page 58.)

     This privilege may be changed or discontinued at any time at the discretion of the management of the Funds upon 60 days' notice to stockholders. It is contemplated, however, that the privilege will be extended in the absence of objection by regulatory authorities and provided shares of the respective companies are available and may be legally sold in the jurisdiction in which the stockholder resides. A current prospectus of the Fund into which an exchange is made will be given each stockholder exercising this privilege.

EXCHANGE BY TELEPHONE

     To exchange shares by telephone, a shareholder must have completed either the Telephone Exchange section of the application or a Telephone Transfer
Authorization form which may be obtained from the Investment Manager. Authorization must be on file with the Investment Manager before exchanges may be made by telephone. Once authorization has been received by the Investment Manager, a stockholder may exchange shares by telephone by calling the Funds at
(800) 888-2461, extension 3127 on weekdays (except holidays) between the hours of 7:00 a.m. and 6:00 p.m. Central time. Exchange requests received after the close of the New York Stock Exchange (normally 3:00 p.m. Central time) will be treated as if received on the next business day. Shares which are held in certificate form may not be exchanged by telephone.

     The telephone exchange privilege is only permitted between accounts with identical registration. The Investment Manager has established procedures to confirm that instructions communicated by telephone are genuine and may be liable for any losses due to fraudulent or unauthorized instructions if it fails to comply with its procedures. The Investment Manager's procedures require that any person requesting an exchange by telephone provide the account registration and number, the tax identification number, the dollar amount or number of shares to be exchanged, and the names of the Security Funds from which and into which the exchange is to be made, and such instructions must be received on a recorded line. Neither the Funds, the Investment Manager nor the Distributor will be liable for any loss, liability, cost or expense arising out of any request, including any fraudulent request provided the Investment Manager complied with its procedures. Thus, a stockholder who authorizes telephone exchanges may bear the risk of loss in the event of a fraudulent or unauthorized request. This telephone exchange privilege may be changed or discontinued at any time at the discretion of the management of the Funds. In particular, the Funds may set limits on the amount and frequency of such exchanges, in general or as to any individual who abuses such privilege.

DIVIDENDS AND TAXES


     It is each Fund's policy to pay dividends from net investment income as from time to time declared by the Board of Directors, and to distribute realized capital gains (if any) in excess of any capital losses and capital loss carryovers, at least once a year. Because Class A shares of the Funds bear most of the costs of distribution of such shares through payment of a front-end sales charge, while Class B and Class C shares of the Funds bear such costs through a higher distribution fee, expenses attributable to Class B and Class C shares, generally, will be higher and as a result, income distributions paid by the Funds with respect to Class B and Class C shares generally will be lower than those paid with respect to Class A shares. Because the value of a share is based directly on the amount of the net assets rather than on the principle of supply and demand, any distribution of capital gains or payment of an income dividend will result in a decrease in the value of a share equal to the amount paid. All such dividends and distributions are automatically reinvested on the payable date in shares of the Funds at net asset value as of the record date (reduced by an amount equal to the amount of the dividend or distribution), unless the Investment Manager is previously notified in writing by the stockholder that such dividends or distributions are to be received in cash. A stockholder may request that such dividends or distributions be directly deposited to the stockholder's bank account. A stockholder who elected not to reinvest dividends or distributions paid with respect to Class A shares may, at any time within 30 days after the payment date, reinvest a dividend check without imposition of a sales charge.


     The following summarizes certain federal income tax considerations generally affecting the Funds and their stockholders. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their stockholders, and the discussion here is not intended as a substitute for careful tax planning. The discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, and disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

     For federal income tax purposes, dividends paid by the Funds from net investment income may qualify for the corporate stockholder's dividends received deduction to the extent the Funds designate the amount distributed as a qualified dividend. The aggregate amount designated as a qualified dividend by the Funds cannot exceed the aggregate amount of dividends received by the Funds from domestic corporations for the taxable year. The corporate dividends received deduction will be limited if the shares with respect to which the dividends are received are treated as debt-financed or are deemed to have been held less than 46 days. In addition, a corporate stockholder must hold Fund shares for at least 46 days to be eligible to claim the dividends received deduction. All dividends from net investment income, together with distributions of any realized net short-term capital gains, whether paid direct to the stockholder or reinvested in shares of the Funds, are taxable as ordinary income.


     The excess of net long-term capital gains over short-term capital losses realized and distributed by the Funds or reinvested in Fund shares will generally be taxable to shareholders as long-term gain. Net capital gains from assets held for one year or less will be taxed as ordinary income. Distributions will be subject to these capital gains rates regardless of how long a shareholder has held Fund shares. Advice as to the tax status of each year's dividends and distributions will be mailed annually. At September 30, 1997, Social Awareness Fund had accumulated net realized losses on sales of investments of $204,858.


     A purchase of shares shortly before payment of a dividend or distribution is disadvantageous because the dividend or distribution to the purchaser has the effect of reducing the per share net asset value of the shares by the amount of the dividends or distributions. In addition, all or a portion of such dividends or distributions (although in effect a return of capital) may be taxable.

     Each Fund intends to qualify annually and to elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code").

     To qualify as a regulated investment company, each Fund must, among other things: (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies ("Qualifying Income Test"); (ii) diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the market value of the Fund's assets is represented by cash, cash items, U.S. Government securities, the securities of other regulated investment companies, and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or of two or more issuers which the Fund controls (as that term is defined in the relevant provisions of the Code) and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses; and (iii) distribute at least 90% of the sum of its investment company taxable income (which includes, among other items, dividends, interest, and net short-term capital gains in excess of any net long-term capital losses) and its net tax-exempt interest each taxable year. The Treasury Department is authorized to promulgate regulations under which foreign currency gains would constitute qualifying income for purposes of the Qualifying Income Test only if such gains are directly related to investing in securities (or options and futures with respect to securities). To date, no such regulations have been issued.

     Certain requirements relating to the qualification of a Fund as a regulated investment company may limit the extent to which a Fund will be able to engage in certain investment practices, including transactions in futures contracts and other types of derivative securities transactions. In addition, if a Fund were unable to dispose of portfolio securities due to settlement problems relating to foreign investments or due to the holding of illiquid securities, the Fund's ability to qualify as a regulated investment company might be affected.

     A Fund qualifying as a regulated investment company generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (any net long-term capital gains in excess of the net short-term capital losses), if any, that it distributes to shareholders. Each Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and any net capital gains.

     Generally, regulated investment companies, like the Fund, must distribute amounts on a timely basis in accordance with a calendar year distribution requirement in order to avoid a nondeductible 4% excise tax. Generally, to avoid the tax, a regulated investment company must distribute during each calendar year, (i) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the 12-month period ending on October 31 of the calendar year, and (iii) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution is treated as paid on December 31 of the calendar year if it is declared by a Fund in October, November or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following calendar year. Such distributions are taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

     If, as a result of exchange controls or other foreign laws or restrictions regarding repatriation of capital, a Fund were unable to distribute an amount equal to substantially all of its investment company taxable income (as determined for U.S. tax purposes) within applicable time periods, the Fund would not qualify for the favorable federal income tax treatment afforded regulated investment companies, or, even if it did so qualify, it might become liable for federal taxes on undistributed income. In addition, the ability of a Fund to obtain timely and accurate information relating to its investments is a significant factor in complying with the requirements applicable to regulated investment companies in making tax-related computations. Thus, if a Fund were unable to obtain accurate information on a timely basis, it might be unable to qualify as a regulated investment company, or its tax computations might be subject to revisions (which could result in the imposition of taxes, interest and penalties).


     Generally,  gain or loss  realized  upon the sale or  redemption  of shares
(including the exchange of shares for shares of another fund) will be capital gain or loss if the shares are capital assets in the shareholder's hands, and will be taxable to stockholders as long-term capital gains if the shares had been held for more than one year at the time of sale or redemption. Net capital gains on shares held for less than one year will be taxable to shareholders as ordinary income. Investors should be aware that any loss realized upon the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gain to the shareholder with respect to such shares. In addition, any loss realized on a sale or exchange of shares will be disallowed to the extent the shares disposed of are replaced within a period of 61 days, beginning 30 days before and ending 30 days after the date the shares are disposed of, such as pursuant to the reinvestment of dividends. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.


     Under certain circumstances, the sales charge incurred in acquiring Class A shares of the Funds may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies in circumstances when shares of the Fund are exchanged within 90 days after the date they were purchased and new shares in a regulated investment company are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss recognized on the exchange will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred the sales charge initially. Instead, the portion of the sales charge affected by this rule will be treated as an amount paid for the new shares.

     The Funds are required by law to withhold 31% of taxable dividends and distributions to shareholders who do not furnish their correct taxpayer identification numbers, or are otherwise subject to the backup withholding provisions of the Internal Revenue Code.


     Each Fund of Security Equity Fund will be treated separately in determining the amounts of income and capital gains distributions. For this purpose, each Fund will reflect only the income and gains, net of losses of that Fund.


     PASSIVE FOREIGN INVESTMENT COMPANIES. Some of the Funds may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC if at least one half of its assets constitutes investment-type assets or 75% or more of its gross income is investment-type income. Under the PFIC rules, an "excess distribution" received with respect to PFIC stock is treated as having been realized ratably over a period during which the Fund held the PFIC stock. The Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to the Fund's holding period in prior taxable years (an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to shareholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

     A Fund may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that currently may be available, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election may be available that would involve marking to market a Fund's PFIC stock at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized. If this election were made, tax at the Fund level under the PFIC rules would be eliminated, but a Fund could, in limited circumstances, incur nondeductible interest charges. A Fund's intention to qualify annually as a regulated investment company may limit the Fund's elections with respect to PFIC stock.

     Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject a Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock.

     OPTIONS, FUTURES AND FORWARD CONTRACTS AND SWAP AGREEMENTS. Certain options, futures contracts, and forward contracts in which a Fund may invest may be "Section 1256 contracts." Gains or losses on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses arising from certain Section 1256 contracts may be treated as ordinary income or loss. Also, Section 1256 contracts held by a Fund at the end of each taxable year (and at certain other times as prescribed pursuant to the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized.

     Generally, the hedging transactions undertaken by a Fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts, swap agreements and other financial contracts to a Fund are not entirely clear. The transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders.

     A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

     Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

     Because only a few regulations regarding the treatment of swap agreements, and related caps, floors and collars, have been implemented, the tax consequences of such transactions are not entirely clear. The Funds intend to account for such transactions in a manner deemed by them to be appropriate, but the Internal Revenue Service might not necessarily accept such treatment. If it did not, the status of a Fund as a regulated investment company might be affected.

     The requirements applicable to a Fund's qualification as a regulated investment company may limit the extent to which a Fund will be able to engage in transactions in options, futures contracts, forward contracts, swap agreements and other financial contracts.

     MARKET DISCOUNT. If a Fund purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase amount is "market discount". If the amount of market discount is more than a DE MINIMIS amount, a portion of such market discount must be included as ordinary income (not capital gain) by the Fund in each taxable year in which the Fund owns an interest in such debt security and receives a principal payment on it. In particular, the Fund will be required to allocate that principal payment first to a portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest, Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the "accrued market discount."

     ORIGINAL ISSUE DISCOUNT. Certain debt securities acquired by the Funds may be treated as debt securities that were originally issued at a discount. Very generally, original issue discount is defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income on account of such discount is actually received by a Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies.

     Some debt securities may be purchased by the Funds at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see above).

     CONSTRUCTIVE SALES. Recently enacted rules may affect timing and character of gain if a Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If the Fund enters into certain transactions in property while holding substantially identical property, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund's holding period and the application of various loss deferral provisions of the Code.

     FOREIGN TAXATION. Income received by a Fund from sources within a foreign country may be subject to withholding and other taxes imposed by that country. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes.

     The payment of such taxes will reduce the amount of dividends and distributions paid to the Fund's stockholders. So long as a Fund qualifies as a regulated investment company, certain distribution requirements are satisfied, and more than 50% of such Fund's assets at the close of the taxable year consists of securities of foreign corporations, the Fund may elect, subject to limitation, to pass though its foreign tax credits to its stockholders.

     FOREIGN CURRENCY TRANSACTIONS. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time that a Fund actually collects such receivables or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

     OTHER TAXES. The foregoing discussion is general in nature and is not intended to provide an exhaustive presentation of the tax consequences of investing in a Fund. Distributions may also be subject to additional state, local and foreign taxes, depending on each shareholder's particular situation. Depending upon the nature and extent of a Fund's contacts with a state or local jurisdiction, the Fund may be subject to the tax laws of such jurisdiction if it is regarded under applicable law as doing business in, or as having income derived from, the jurisdiction. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

ORGANIZATION


     The Articles of Incorporation of each Fund provide for the issuance of an indefinite number of shares of common stock in one or more classes or Fund. Security Equity Fund has authorized capital stock of $.25 par value and currently issues its shares in nine Fund, Equity Fund, Global Fund, Asset Allocation Fund, Social Awareness Fund, Value Fund, Small Company Fund, Enhanced Index Fund, International Fund and Select 25 Fund. The shares of each Fund of Security Equity Fund represent a pro rata beneficial interest in that Fund' net assets and in the earnings and profits or losses derived from the investment of such assets. Growth and Income and Ultra Funds have not issued shares in any additional Fund at the present time. Growth and Income and Ultra Funds each have authorized capital stock of $1.00 par value and $.50 par value, respectively.


     Each of the Funds currently issues three classes of shares which participate proportionately based on their relative net asset values in dividends and distributions and have equal voting, liquidation and other rights except that (i) expenses related to the distribution of each class of shares or other expenses that the Board of Directors may designate as class expenses from time to time, are borne solely by each class; (ii) each class of shares has exclusive voting rights with respect to any Distribution Plan adopted for that class; (iii) each class has different exchange privileges; and (iv) each class has a different designation. When issued and paid for, the shares will be fully paid and nonassessable by the Funds. Shares may be exchanged as described under "How to Exchange Shares," page 59, but will have no other preference, conversion, exchange or preemptive rights. Shares are transferable, redeemable and assignable and have cumulative voting privileges for the election of directors.


     On certain matters, such as the election of directors, all shares of the Fund of Security Equity Fund, Equity Fund, Global Fund, Asset Allocation Fund, Social Awareness Fund, Value Fund, Small Company Fund, Enhanced Index Fund, International Fund and Select 25 Fund, vote together, with each share having one vote. On other matters affecting a particular Fund, such as the investment advisory contract or the fundamental policies, only shares of that Fund are entitled to vote, and a majority vote of the shares of that Fund is required for approval of the proposal.


     The Funds do not generally hold annual meetings of stockholders and will do so only when required by law. Stockholders may remove directors from office by vote cast in person or by proxy at a meeting of stockholders. Such a meeting will be called at the written request of 10% of a Fund's outstanding shares.

CUSTODIANS, TRANSFER AGENT AND DIVIDEND-PAYING AGENT


     UMB Bank, N.A., 928 Grand Avenue, Kansas City, Missouri 64106, acts as the custodian for the portfolio securities of Growth and Income Fund, Equity Fund, Social Awareness Fund, Value Fund, Small Company Fund, Enhanced Index Fund and Ultra Fund. Chase Manhattan Bank, 4 Chase MetroTech Center, Brooklyn, New York 11245 acts as custodian for the portfolio securities of Global, Asset Allocation and International Funds, including those held by foreign banks and foreign securities depositories which qualify as eligible foreign custodians under the rules adopted by the SEC. Security Management Company, LLC acts as the Funds' transfer and dividend-paying agent.


INDEPENDENT AUDITORS


     The firm of Ernst & Young LLP, One Kansas City Place, 1200 Main Street, Kansas City, Missouri 64105-2143, has been selected by the Funds' Board of Directors to serve as the Funds' independent auditors, and as such, will perform the annual audit of the Funds' financial statements.


PERFORMANCE INFORMATION

     The Funds may, from time to time, include performance information in advertisements, sales literature or reports to shareholders or prospective investors. Performance information in advertisements or sales literature may be expressed as average annual total return or aggregate total return.

     Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Funds over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula:

                                   P(1 + T)^n = ERV

(where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures will reflect the deduction of the maximum initial sales load of 5.75% in the case of quotations of performance of Class A shares or the applicable contingent deferred sales charge in the case of quotations of performance of Class B and Class C shares and a proportional share of Fund expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid.


     For the 1-, 5- and 10-year periods ended September 30, 1998, respectively, the average annual total return of Class A shares of Growth and Income Fund was -13.24%, 9.42% and 10.24%. For the 1-year period ended September 30, 1998, the average annual total return of Class B shares of Growth and Income Fund was -13.50%. For the period October 19, 1993 (date of inception) to September 30, 1998, the average annual total return for Class B shares of Growth and Income Fund was 9.41%.

     For the 1-, 5- and 10-year periods ended September 30, 1998, respectively, the average annual total return of Class A shares of Equity Fund was 1.25%, 16.81% and 16.73%. For the 1-year period ended September 30, 1998, the average annual total return of Class B shares of Equity Fund was 1.38%. For the period October 19, 1993 (date of inception) to September 30, 1998, the average annual total return for Class B shares of Equity Fund was 16.67%.

     For the 1-year period ended September 30, 1998, the average annual total return of Class A shares of Global Fund was -13.75%. For the period October 5, 1993 (date of inception) to September 30, 1998, the average annual total return of Class A shares of Global Fund was 6.35%. For the 1-year period ended September 30, 1998, the average annual total return of Class B shares of Global Fund was -13.96%. For the period October 19, 1993 (date of inception) to September 30, 1998, the average annual total return of Class B shares of Global Fund was 6.26%.

     For the 1-, 5- and 10-year periods ended September 30, 1998, respectively, the average annual total return of Class A shares of Ultra Fund was -17.45%, 6.29% and 7.68%. For the 1-year period ended September 30, 1998, the average annual total return of Class B shares of Ultra Fund was -17.64%. For the period October 19, 1993 (date of inception) to September 30, 1998, the average annual total return for Class B shares of Ultra Fund was 5.80%.

     For the 1-year period ended September 30, 1998 the average annual total return of Class A and Class B shares of Asset Allocation Fund was -12.52% and -12.59%, respectively. For the period June 1, 1995 (date of inception) through September 30, 1998, the average annual total return of Class A and Class B shares of Asset Allocation Fund was 5.81% and 5.93%, respectively.

     For the 1-year period ended September 30, 1998, the average annual total return for Class A and Class B shares of Social Awareness Fund was 1.67% and 1.74%, respectively. For the period November 4, 1996 (date of inception) to September 30, 1998, the average annual total return of Class A and Class B shares of Social Awareness Fund was 10.90% and 11.29%, respectively.

     For the 1-year period ended September 30, 1998, the average annual total return of Class A and Class B shares of Value Fund was -9.81% and -10.11%, respectively. For the period May 1, 1997 (date of inception) to September 30, 1998, the average annual total return of Class A and Class B shares of Value Fund was 11.56% and 12.47%, respectively.

     For the period October 15, 1997 (date of inception) to September 30, 1998, the average annual total return of Class A and Class B shares of Small Company Fund was -17.95% and -18.2%, respectively.


     Quotations of aggregate total return will be calculated for any specified period pursuant to the following formula:

                                 ERV - P
                                 ------- = T
                                   P

(where P = a hypothetical initial payment of $1,000, T = the total return, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures will assume that all dividends and distributions are reinvested when paid. The Funds may, from time to time, include quotations of aggregate total return that do not reflect deduction of the sales load. The sales load, if reflected, would reduce the total return.


     The aggregate total return on an investment made in Class A shares of Growth and Income Fund, Equity Fund and Ultra Fund calculated as described above for the period from October 1, 1988 through September 30, 1998 was 165.17%, 369.52% and 109.52%, respectively. Aggregate total return on an investment made in Class A shares of Global Fund calculated as described above for the period October 1, 1993 through September 30, 1998 was 36.07%. Aggregate total return on an investment made in Class B shares of Growth and Income, Equity, Global and Ultra Funds calculated as described above for the period October 19, 1993 through September 30, 1998 was 56.12%, 114.57%, 35.05% and 32.21%, respectively.
Aggregate total return made on an investment made in Class A and Class B shares of Asset Allocation Fund calculated as described above for the period June 1, 1995 through September 30, 1998 was 20.71% and 21.17%, respectively. Aggregate total return on an investment made in Class A and Class B shares of Social Awareness Fund calculated as described above for the period November 4, 1996 (date of inception) to September 30, 1998 was 21.92% and 22.73%, respectively. Aggregate total return on an investment made in Class A and Class B shares of Value Fund calculated as described above for the period May 1, 1997 (date of inception) to September 30, 1998, was 16.80% and 18.15%, respectively. Aggregate total return on an investment made in Class A and Class B shares of Small Company Fund calculated as described above for the period October 15, 1997 (date of inception) to September 30, 1998, was -17.95% and -18.02%, respectively. These figures reflect deduction of the maximum sales load. Fee waivers for the Asset Allocation, Social Awareness, Value and Small Company Funds reduced Fund expenses and in the absence of such waiver, the average annual total return and aggregate total return would be reduced.


     In addition, quotations of total return will also be calculated for several consecutive one-year periods, expressing the total return as a percentage increase or decrease in the value of the investment for each year relative to the ending value for the previous year.

     Quotations of average annual total return and aggregate total return will reflect only the performance of a hypothetical investment in the Funds during the particular time period shown. Such quotations for the Funds will vary based on changes in market conditions and the level of the Funds' expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

     In connection with communicating its average annual total return or aggregate total return to current or prospective shareholders, the Funds also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to other unmanaged indexes which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs. Such mutual fund rating services include the following: Lipper Analytical Services; Morningstar, Inc.; Investment Company Data; Schabacker Investment Management; Wiesenberger Investment Companies Service; Computer Directions Advisory (CDA); and Johnson's Charts. Such unmanaged indexes include, but are not limited to, the following: S&P 500; the Dow Jones Industrial Average; NASDAQ 100 and NASDAQ 200; Russell 2000 and Russell 2500; the Wilshire 1750 and Wilshire 4500; and the Domini Social Index. When comparing the Funds' performance with that of other alternatives, investors should understand that shares of the Funds may be subject to greater market risks than are certain other types of investments.

RETIREMENT PLANS

     The Funds offer tax-qualified retirement plans for individuals (Individual Retirement Accounts, known as IRAs), several prototype retirement plans for the self-employed (Keogh plans), pension and profit-sharing plans for corporations, and custodial account plans for employees of public school systems and organizations meeting the requirements of Section 501(c)(3) of the Internal Revenue Code. Actual documents and detailed materials about the plans will be provided upon request to the Distributor.

     Purchases of the Funds' shares under any of these plans are made at the public offering price next determined after contributions are received by the Distributor. The Funds' shares owned under any of the plans have full dividend, voting and redemption privileges. Depending on the terms of the particular plan, retirement benefits may be paid in a lump sum or in installment payments over a specified period. There are possible penalties for premature distributions from such plans.

     Security Management Company, LLC is available to act as custodian for the plans on a fee basis. For IRAs, SIMPLE IRAs, Roth IRAs, Section 403(b) Retirement Plans, and Simplified Employee Pension Plans (SEPPs), service fees for such custodial services currently are: (1) $10 for annual maintenance of the account and (2) benefit distribution fee of $5 per distribution. Service fees for other types of plans will vary. These fees will be deducted from the plan assets. Optional supplemental services are available from Security Benefit Life Insurance Company for additional charges.

     Retirement investment programs involve commitments covering future years. It is important that the investment objectives and structure of the Funds be considered by the investors for such plans. A brief description of the available tax-qualified retirement plans is provided below. However the tax rules applicable to such qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Therefore, no attempt is made to provide more than general information about the various types of qualified plans.

     Investors are urged to consult their own attorneys or tax advisers when considering the establishment and maintenance of any such plans.

INDIVIDUAL RETIREMENT ACCOUNTS (IRAS)

     Individual Retirement Account Custodial Agreements are available to provide investment in shares of the Funds or in other Funds in the Security Group. An individual may initiate an IRA through the Underwriter by executing the custodial agreement and making a minimum initial investment of at least $100. A $10 annual fee is charged for maintaining the account.

     An individual may make a contribution to a traditional IRA each year of up to the lesser of $2,000 or 100% of earned income under current tax law. The IRAs described in this paragraph are called "traditional IRAs" to distinguish them from the new "Roth IRAs" which became available in 1998. Roth IRAs are described below. Spousal IRAs allow an individual and his or her spouse to contribute up to $2,000 to their respective IRAs so long as a joint tax return is filed and joint income is $4,000 or more. The maximum amount the higher compensated spouse may contribute for the year is the lesser of $2,000 or 100% of that spouse's compensation. The maximum the lower compensated spouse may contribute is the lesser of (i) $2,000 or (ii) 100% of that spouse's compensation plus the amount by which the higher compensated spouse's compensation exceeds the amount the higher compensated spouse contributes to his or her IRA.


     Generally if a taxpayer is not covered by an employer-sponsored retirement plan, the amount the taxpayer may deduct for federal income tax purposes in a year for contributions to an IRA is the lesser of $2,000 or the taxpayer's compensation for the year. If the taxpayer is covered by an employer-sponsored retirement plan, the amount of IRA contributions the taxpayer may deduct in a year may be reduced or eliminated based on the taxpayer's adjusted gross income for the year. The adjusted gross income level at which a single taxpayer's deduction for 1998 is affected, $30,000, will increase annually to $50,000 in the year 2005. The adjusted gross income level at which the deduction for 1998 for a married taxpayer (who does not file a separate return) is affected, $50,000, will increase annually to $80,000 in the year 2007. If the taxpayer is married, files a separate tax return, and is covered by a qualified retirement plan, the taxpayer may not make a deductible contribution to an IRA if the taxpayer's income exceeds $10,000. If the taxpayer is not covered by an employer-sponsored retirement plan, but the taxpayer's spouse is, the amount the taxpayer may deduct for IRA contributions will be phased out if the taxpayer's adjusted gross income is between $150,000 and $160,000.


     Contributions must be made in cash no later than April 15 following the close of the tax year. No annual contribution is permitted for the year in which the investor reaches age 70 1/2 or any year thereafter.

     In addition to annual contributions, total distributions and certain partial distributions from certain employer-sponsored retirement plans may be eligible to be reinvested into a traditional IRA if the reinvestment is made within 60 days of receipt of the distribution by the taxpayer. Such rollover contributions are not subject to the limitations on annual IRA contributions described above.

ROTH IRAS

     Section 408A of the Code permits eligible individuals to establish a Roth IRA, a new type of IRA which became available in 1998. Contributions to a Roth IRA are not deductible, but withdrawals that meet certain requirements are not subject to federal income tax. The maximum annual contribution amount of $2,000 is phased out if the individual is single and has an adjusted gross income between $95,000 and $110,000, or if the individual is married and the couple has a combined adjusted gross income between $150,000 and $160,000. In general, Roth IRAs are subject to certain required distribution requirements. Unlike a traditional IRA, Roth IRAs are not subject to minimum required distribution rules during the owner's lifetime. Generally, however, the amount in a remaining Roth IRA must be distributed by the end of the fifth year after the death of the owner.

     Beginning in 1998 the owner of a traditional IRA may convert the traditional IRA into a Roth IRA under certain circumstances. The conversion of a traditional IRA to a Roth IRA will subject the amount of the converted traditional IRA to federal income tax. If a traditional IRA is converted to a Roth IRA, the taxable amount of the owner's traditional IRA will be considered taxable income for federal income tax purposes for the year of conversion. Generally, all amounts in a traditional IRA are taxable except for the owner's prior non-deductible contributions to the traditional IRA.

EDUCATION IRAS

     Section 530 of the Code permits eligible individuals to establish an Education IRA on behalf of a beneficiary for tax years beginning in 1998. Contributions to an Education IRA are not deductible, but qualified distributions to the beneficiary are not subject to federal income tax. The maximum annual contribution amount of $500 is phased out if the individual is single and has an adjusted gross income between $95,000 and $110,000, or if the individual is married and the couple has a combined adjusted gross income between $150,000 and $160,000. Education IRAs are subject to certain required distribution requirements. Generally, the amount remaining in an Education IRA must be distributed by the beneficiary's 30th birthday or rolled into a new Education IRA for another eligible beneficiary.

SIMPLE IRAS

     The Small Business Job Protection Act of 1996 created a new retirement plan, the Savings Incentive Match Plan for Employees of Small Employers (SIMPLE Plans) for tax years beginning in 1997. SIMPLE Plan participants must establish a SIMPLE IRA into which plan contributions will be deposited.

     The Investment Manager makes available SIMPLE IRAs to provide investment in shares of the Funds. Contributions to a SIMPLE IRA may be either salary deferral contributions or employer contributions. Contributions must be made in cash and cannot exceed the maximum amount allowed under the Internal Revenue Code. On a pre-tax basis, up to $6,000 of compensation (through salary deferrals) may be contributed to a SIMPLE IRA. In addition, employers are required to make either
(1) a dollar-for-dollar matching contribution or (2) a nonelective contribution to each participant's account each year. In general, matching contributions must equal up to 3% of compensation, but under certain circumstances, employers may make lower matching contributions. Instead of the match, employers may make a nonelective contribution equal to 2% of compensation (compensation for purposes of any nonelective contribution is limited to $160,000, as indexed).

     Distributions from a SIMPLE IRA are (1) taxed as ordinary income; (2) includable in gross income; and (3) subject to applicable state tax laws.

     Distributions prior to age 59 1/2 may be subject to a 10% penalty tax which increases to 25% for distributions made before a participant has participated in the SIMPLE Plan for at least two years. An annual fee of $10 is charged for maintaining the SIMPLE IRA.

PENSION AND PROFIT-SHARING PLANS

     Prototype   corporate   pension  or   profit-sharing   plans   meeting  the
requirements of Internal Revenue Code Section 401(a) are available. Information concerning these plans may be obtained from the Distributor.

403(B) RETIREMENT PLANS

     Employees of public school systems and tax-exempt organizations meeting the requirements of Internal Revenue Code Section 501(c)(3) may purchase shares of the Funds or of the other Funds in the Security Group under a Section 403(b) Plan. Section 403(b) Plans are subject to numerous restrictions on the amount that may be contributed, the persons who are eligible to participate and on the time when distributions may commence.

SIMPLIFIED EMPLOYEE PENSION PLANS (SEPPS)

     A prototype SEPP is available for corporations, partnerships or sole proprietors desiring to adopt such a plan for purchases of IRAs for their employees. Employers establishing a SEPP may contribute a maximum of $30,000 a year to an IRA for each employee. This maximum is subject to a number of limitations.

FINANCIAL STATEMENTS


     The audited financial statement of the Funds, which are contained in the Funds' September 30, 1997 Annual Report and the unaudited financial statements for the six-month period ended March 31, 1998, are incorporated herein by reference. Copies of the Annual Report and Semiannual Report are provided to every person requesting a Statement of Additional Information.

                               APPENDIX A

DESCRIPTION OF CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE, INC.

     AAA - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     AA - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     BAA - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     BA - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     CAA - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     CA - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STANDARD & POOR'S CORPORATION

     AAA - Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

     A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

     BB, B, CCC, CC - Bonds rated BB, B, CCC and CC are regarded, on balance, as predominately speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     C - The rating C is reserved for income bonds on which no interest is being paid.

     D - Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

                               APPENDIX B

REDUCED SALES CHARGES

CLASS A SHARES

     Initial sales charges may be reduced or eliminated for persons or organizations purchasing Class A shares of the Funds alone or in combination with Class A shares of certain other Security Funds.

     For purposes of qualifying for reduced sales charges on purchases made pursuant to Rights of Accumulation or a Statement of Intention (also referred to as a "Letter of Intent"), the term "Purchaser" includes the following persons: an individual, his or her spouse and children under the age 21; a trustee or other fiduciary of a single trust estate or single fiduciary account established for their benefit; an organization exempt from federal income tax under Section 501(c)(3) or (13) of the Internal Revenue Code; or a pension, profit-sharing or other employee benefit plan whether or not qualified under Section 401 of the Internal Revenue Code.

RIGHTS OF ACCUMULATION

     A Purchaser may combine all previous purchases with his or her contemplated current purchases of Class A Shares of a Fund, for the purpose of determining the sales charge applicable to the current purchase. For example, an investor who already owns Class A shares of a Fund either worth $30,000 at the applicable current offering price or purchased for $30,000 and who invests an additional $25,000, is entitled to a reduced front-end sales charge of 4.75% on the latter purchase. The Underwriter must be notified when a sale takes place which would qualify for the reduced charge on the basis of previous purchases subject to confirmation of the investor's holding through the Fund's records. Rights of accumulation apply also to purchases representing a combination of the Class A shares of the Funds, Security Income Fund or Security Tax-Exempt Fund in those states where shares of the Fund being purchased are qualified for sale.

STATEMENT OF INTENTION

     A Purchaser may sign a Statement of Intention, which may be signed within 90 days after the first purchase to be included thereunder, in the form provided by the Underwriter covering purchases of Class A shares of the Funds, Security Income Fund or Security Tax-Exempt Fund to be made within a period of 13 months (or a 36-month period for purchases of $1 million or more) and thereby become eligible for the reduced front-end sales charge applicable to the actual amount purchased under the Statement. Five percent of the amount specified in the Statement of Intention will be held in escrow shares until the Statement is completed or terminated. The shares so held may be redeemed by the Funds if the investor is required to pay additional sales charges which may be due if the amount of purchases made by the Purchaser during the period the Statement is effective is less than the total specified in the Statement of Intention.

     A Statement of Intention may be revised during the 13-month period (or a 36-month period for purchases of $1 million or more). Additional Class A shares received from reinvestment of income dividends and capital gains distributions are included in the total amount used to determine reduced sales charges. The Statement is not a binding obligation upon the investor to purchase or any Fund to sell the full indicated amount. A Statement of Intention form may be obtained from the Funds. An investor considering signing such an agreement should read the Statement of Intention carefully.

REINSTATEMENT PRIVILEGE

     Stockholders who redeem their Class A shares of the Funds have a one-time privilege (1) to reinstate their accounts by purchasing shares without a sales charge up to the dollar amount of the redemption proceeds, or (2) to the extent the redeemed shares would have been eligible for the exchange privilege, to purchase Class A shares of another of the Funds, Security Income Fund and Security Tax-Exempt Fund, without a sales charge up to the dollar amount of the redemption proceeds. Written notice and a check in the amount of the reinvestment from eligible stockholders wishing to exercise this reinstatement privilege must be received by a fund within 30 days after the redemption request was received (or such longer period as may be permitted by rules and regulations promulgated under the Investment Company Act of 1940). The reinstatement or exchange will be made at the net asset value next determined after the reinvestment is received by the Fund. Stockholders making use of the reinstatement privilege should note that any gains realized upon the redemption will be taxable while any losses may be deferred under the "wash sale" provision of the Internal Revenue Code.

                                 SECURITY FUNDS
                                 ANNUAL REPORT
                               SEPTEMBER 30, 1997

                        o  Security Growth and Income Fund

                        o  Security Equity Fund
                           - Equity Series
                           - Global Series
                           - Asset Allocation Series
                           - Social Awareness Series
                           - Value Series

                        o  Security Ultra Fund

                           SECURITY DISTRIBUTORS, INC.
                  [LOGO]   A MEMBER OF THE SECURITY BENEFIT
                           GROUP OF COMPANIES

                                 SECURITY FUNDS
                             PRESIDENT'S COMMENTARY
                               NOVEMBER 15, 1997
To Our Shareholders:

The fiscal year ended September 30 proved to be another extremely rewarding year for investors in equity oriented funds. Shareholders in all the series experienced absolute returns well above historic averages, with performance varying on differing investment objectives. Please read the portfolio managers' letters which follow for more detail about performance in their individual series.

IMPROVING GLOBAL ECONOMIC PICTURE

The global economic backdrop for investors was perhaps the most favorable of any time in the last 30 years. With the United States as the only world superpower, the geopolitical environment produced steady progress toward expansion of democracy and the free market system around the world. Economic globalization has resulted in the most competitive marketplace in history, forcing U.S. companies to focus on productivity improvement rather than price increases to produce record levels of profit growth. Reduced global inflation continued to encourage lower interest rates and the financial markets responded as one would expect from such a bullish scenario.

We continue to believe that the picture remains bright and the potential for further gains in the markets lie ahead in the years to come. The global picture on balance continues to be one which should remain favorable for the markets. Concerns about high valuation levels for equities should ease if, as we expect, long-term interest rates continue to decline in response to favorable global inflation conditions. We believe that the productivity improvement story still has an extended life and will enable companies to generate further earnings gains in the years ahead.

OUR VIEW OF THE MARKETS IN THE MONTHS AHEAD

We expect the markets to respond positively to both lower interest rates and continued improvement in corporate earnings. With continuing strong money flows from investors into equity mutual fund portfolios, we should have ample opportunity for further market moves to the upside. We would not, however, expect total returns to be of the magnitude of those produced the last three years. On a further cautionary note we expect market volatility to be extremely high by historical standards and suggest investors continue to focus on their long-term investment plans in order to keep from being distracted by short-term events.

As always, we appreciate your confidence in our investment professionals. We invite your comments and questions at any time.

Sincerely,

/s/ John Cleland
    President

                        SECURITY GROWTH AND INCOME FUND
                              MANAGER'S COMMENTARY
                               NOVEMBER 15, 1997

To Our Shareholders:

The Growth and Income Fund returned 35.31% in the fiscal year ended September 30, very close to the average return of 35.76% for its peer group.1 Performance was improved in the last half of the fiscal year after the emphasis was shifted from well-known large capitalization companies to investment in midcap issues. In addition, the fixed income portion of the portfolio was reduced from near 20% to about 10% over that period.

THE STRUCTURE OF THE PORTFOLIO

The Growth and Income Fund held large weightings in specialty chemicals, utilities, and technology stocks compared with its benchmark, the S&P 500 Index. At the same time it was underweighted in energy and financial stocks. Stock selection rather than sector selection, however, provided the most return in the portfolio.

For example, Tandem Computers increased 170% in value after it was purchased by Compaq Computer Corporation. Mylan Laboratories, Inc., the country's largest producer of generic pharmaceuticals, increased over 80%, recovering from distressed levels which had resulted from fears of too much competition in the generic drug industry.

Other "winners" included Forcenergy, Inc., a small oil exploration and production company with activity in Alaska and China. Its stock appreciated sharply after the company announced a minor discovery in the Gulf of Mexico in March and drew strong purchase recommendations by analysts in subsequent months.

McGraw-Hill Companies, Inc., performed well after gaining market share in the recent textbook adoption cycle. Its subsidiary, Standard & Poor's, made a strong contribution to earnings as a beneficiary of the strong market cycle.

THE BONDS IN THE PORTFOLIO

The fixed income holdings in the portfolio are all bonds which are rated BB or B, the upper tier ratings in the high yield market. The portfolio was the beneficiary of a number of upgrades or potential upgrades including bonds of Seagull Energy Corporation and Heritage Media Corporation. The issuers of two of our holdings, Regency Health Services, Inc. and TLC/Beatrice Holdings, made tender offers for their bonds substantially above the levels at which we had purchased them.

The bond portion of the portfolio is well diversified, with a large number of companies represented. We continue to seek out companies with solid asset value and quality management. These companies are generally considered takeover candidates, but remain strong enough on their own merits that they could come to market with initial public offerings of their own as well.

PLANS FOR THE COMING FISCAL YEAR

We anticipate that for at least the next few months the stock/bond balance in the portfolio will remain close to the current levels. With stock indexes at record high levels, it would be hard to find buying opportunities should we decide to sell holdings in either part of the Fund. As in the past, we retain the flexibility to add to or reduce fixed income positions as market conditions dictate.

Jim Schier
Portfolio Manager

Tom Swank
Portfolio Manager

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge.

                        SECURITY GROWTH AND INCOME FUND
                        MANAGER'S COMMENTARY (continued)
                               NOVEMBER 15, 1997

                        Security Growth and Income Fund
                                  vs. S&P 500

                 [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

                                                 Blended Index of 80%
                                                 S&P 500 and 20%
              Security Growth                    Lehman Brothers Long BB
              & Income Fund         S&P 500      High Yield Bond Index

12/31/87 ....    7,797.81          7,737.00           8,216
3/31/88 .....    8,242.31          8,191.45           8,683
6/30/88 .....    8,516.36          8,731.68           9,190
9/30/88 .....    8,398.14          8,765.43           9,267
12/31/88 ....    8,634.09          9,037.53           9,550
3/31/89 .....    9,163.57          9,672.65          10,094
6/30/89 .....    9,731.38         10,523.53          10,895
9/30/89 .....   10,186.62         11,644.29          11,873
12/31/89 ....   10,397.92         11,883.53          12,084
3/31/90 .....   10,009.53         11,524.48          11,813
6/30/90 .....   10,072.70         12,249.36          12,504
9/30/90 .....    9,597.34         10,561.09          10,980
12/31/90 ....   10,086.40         11,506.50          11,794
3/31/91 .....   10,961.24         13,181.80          13,400
6/30/91 .....   11,132.78         13,154.52          13,519
9/30/91 .....   11,734.31         13,862.61          14,206
12/31/91 ....   12,291.54         15,021.68          15,289
3/31/92 .....   12,058.61         14,638.33          15,137
6/30/92 .....   11,940.75         14,926.04          15,414
9/30/92 .....   12,281.57         15,388.86          15,923
12/31/92 ....   12,882.97         16,173.87          16,602
3/31/93 .....   13,462.60         16,866.88          17,335
6/30/93 .....   13,584.67         16,953.66          17,550
9/30/93 .....   14,198.80         17,387.25          18,026
12/31/93 ....   13,936.03         17,789.61          18,457
3/31/94 .....   13,599.78         17,110.97          17,816
6/30/94 .....   12,746.07         17,180.83          17,852
9/30/94 .....   13,114.66         18,026.75          18,634
12/31/94 ....   12,841.14         18,022.17          18,644
3/31/95 .....   13,594.05         19,776.75          20,334
6/30/95 .....   14,879.60         21,653.34          22,164
9/30/95 .....   15,770.24         23,374.82          23,694
12/31/95 ....   16,404.77         24,767.78          24,958
3/31/96 .....   17,519.85         26,114.05          26,056
6/30/96 .....   18,211.31         27,293.02          27,042
9/30/96 .....   18,973.42         28,128.03          27,898
12/31/96 ....   19,570.68         30,482.74          30,951
3/31/97 .....   19,522.10         31,280.23          31,672
6/30/97 .....   22,226.84         36,752.08          36,424
9/30/97 .....   25,672.03         39,516.47          38,955
12/31/97

                             $10,000 OVER TEN YEARS

This chart assumes a $10,000 investment in Class A shares of Growth and Income Fund on September 30, 1987, and reflects deduction of the 5.75% sales load. On September 30, 1997, the value of your investment in Class A shares of the fund (with dividends reinvested) would have grown to $25,672. By comparison, the same $10,000 investment would have grown to $39,516 based on the S&P's performance. Comparison is also made to a blend of market indexes which reflect the asset classes in which the Fund invests. The blended index consists of 80% S&P 500 and 20% Lehman Brothers BB Composite Index. The same $10,000 investment in the blended index would have grown to $38,955.

The performance illustrated above is based on the performance of Class A shares. The performance of Class B shares, which were first offered on October 19, 1993, will be greater or less than the performance shown for Class A shares as a result of the different loads and fees associated with an investment in Class B shares.

                                TOP 5 HOLDINGS**

                                % of net assets
                                ---------------
Mylan Laboratories, Inc.             5.0%
Harris Corporation                   3.4%
Computer Sciences Corporation        3.3%
The Cheesecake Factory               3.1%
Equitable Resources, Inc.            2.7%

**At September 30, 1997

                             AVERAGE ANNUAL RETURNS
                            As of September 30, 1997
                               1 year           5 years           10 years
                               ------           -------           --------
A Shares                       35.31%            15.89%            10.54%
A Shares with sales charge     27.55%            14.54%             9.89%
B Shares                       34.01%            15.18%              N/A
                                               (10-19-93)
                                          (since inception)
B Shares with CDSC             29.01%            14.67%              N/A
                                               (10-19-93)
                                          (since inception)

                         ONE YEAR RETURN INCREASES 15%

                         A Shares:  9/30/97     35.31%
                                    9/30/96     20.31%

The performance data above represents past performance which is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or contingent deferred sales charge of 5% for Class B shares, as applicable, except where noted. Such figures would be lower if the maximum sales charge were deducted.

                       SECURITY EQUITY FUND-EQUITY SERIES
                              MANAGER'S COMMENTARY
                               NOVEMBER 15, 1997

TO OUR SHAREHOLDERS:

The environment for the stock market continued to be positive throughout the fiscal year just completed. Inflation extended its downward progress, and interest rates followed suit. These factors combined with moderate economic growth to provide favorable market conditions in which stock prices could appreciate. Security Equity Series gained 32.08% for the year, slightly below the 33.52% average return of its peer group of funds.(1)

CONTRIBUTORS TO SOLID PERFORMANCE

Our emphasis on high quality, above-average earnings growth companies was the primary reason for good performance in the Series. Large cap companies with a portion of their earnings coming from international operations were the stars of the stock markets during the first part of the fiscal year. Our overweighting in financial stocks such as banks and insurance companies added to total return, too, as these issues benefited from falling interest rates and low inflation.

We also had an above-average weighting in the health care sector, which was a positive for performance as this sector continued to do well. Early in the year, the expectation was that economic growth would slow, and we believed that earnings of health care companies would remain stable in this slowing environment.

WINNERS IN THE PORTFOLIO

Among stocks which contributed the most to total return was Microsoft Corporation, up just over 100% during the fiscal year. Bristol-Myers Squibb Company rose over 76% in the year as an improving new product outlook was perceived as leading to an accelerating growth rate.

A new holding in the portfolio, Halliburton Company (a diversified energy services firm), rose steadily along with other stocks in the oil services industry. This is one of very few industries that had the ability to increase prices in a very price-competitive environment as capacity has not increased and consolidation of companies within the industry decreased competition.

ADVERSE EFFECTS ON PERFORMANCE

During the late months of the fiscal year, disturbances in the currency markets caused the foreign earnings of some of the same large multinational companies that had done well earlier, to be hurt because of the currency translations. Stocks of midcap companies outperformed during this time because of their smaller exposure to currency risks. Our underweighting in midcap issues hurt our performance in these later months.

Specific earnings problems at Corning, Inc., a manufacturer of fiber for fiberoptic cable, had a negative impact on portfolio return as Corning lowered its estimate of its earnings growth. Similarly, analysts expected that earnings disappointments were possible for Aetna, Inc. The concerns were based on medical claims cost increases overwhelming gains in medical insurance premiums.

THE COMING YEAR

Expectations are for economic growth to moderate without sliding into a recession in coming months. We believe inflation and interest rates should continue to support a positive environment for stocks. Our emphasis will remain on seeking companies with consistent above-average earnings growth. We also plan to increase our investment in medium sized companies. Their relative valuation and earnings growth potential at this time make them more attractive than many larger companies.

    Terry Milberger
    Senior Portfolio Manager

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge.

                       SECURITY EQUITY FUND-EQUITY SERIES
                              MANAGER'S COMMENTARY (continued)
                               NOVEMBER 15, 1997

                                  PERFORMANCE

                       SECURITY EQUITY SERIES VS. S&P 500

                 [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

                    S&P 500            Equity Series

12/31/87 .....      7,737.00              7,324.67
3/31/88 ......      8,191.45              7,822.46
6/30/88 ......      8,731.68              8,106.92
9/30/88 ......      8,765.43              8,409.15
12/31/88 .....      9,037.53              8,728.25
3/31/89 ......      9,672.65              9,457.13
6/30/89 ......      10,523.53             10,404.67
9/30/89 ......      11,644.29             11,898.85
12/31/89 .....      11,883.53             11,413.68
3/31/90 ......      11,524.48             11,102.38
6/30/90 ......      12,249.36             11,807.95
9/30/90 ......      10,561.09             10,002.52
12/31/90 .....      11,506.50             10,885.65
3/31/91 ......      13,181.80             12,753.74
6/30/91 ......      13,154.52             12,776.80
9/30/91 ......      13,862.61             13,422.56
12/31/91 .....      15,021.68             14,720.94
3/31/92 ......      14,638.33             14,897.70
6/30/92 ......      14,926.04             14,695.69
9/30/92 ......      15,388.86             14,796.69
12/31/92 .....      16,173.87             16,298.23
3/31/93 ......      16,866.88             17,296.62
6/30/93 ......      16,953.66             17,161.72
9/30/93 ......      17,387.25             18,160.11
12/31/93 .....      17,789.61             18,681.85
3/31/94 ......      17,110.97             18,013.45
6/30/94 ......      17,180.83             17,712.67
9/30/94 ......      18,026.75             18,514.74
12/31/94 .....      18,022.17             18,203.12
3/31/95 ......      19,776.75             19,972.88
6/30/95 ......      21,653.34             21,959.33
9/30/95 ......      23,374.82             23,656.84
12/31/95 .....      24,767.78             25,197.00
3/31/96 ......      26,114.05             27,234.70
6/30/96 ......      27,293.02             28,410.30
9/30/96 ......      28,128.03             29,546.70
12/31/96 .....      30,482.74             30,910.18
3/31/97 ......      31,280.23             31,124.85
6/30/97 ......      36,752.08             36,405.34
9/30/97 ......      39,516.47             39,024.12
12/31/97

                             $10,000 OVER TEN YEARS

This chart assumes a $10,000 investment in Class A shares of Equity Series on September 30, 1987, and reflects deduction of the 5.75% sales load. On September 30, 1997, the value of your investment in Class A shares of the Series (with dividends reinvested) would have grown to $39,024. By comparison, the same $10,000 investment would have grown to $39,516 based on the S&P's performance.

The performance illustrated above is based on the performance of Class A shares. The performance of Class B shares, which were first offered on October 19, 1993, will be greater or less than the performance shown for Class A shares as a result of the different loads and fees associated with an investment in Class B shares.

                                 TOP 5 HOLDINGS**

                                 % of net assets
                                 ---------------
Tyco International, Ltd.               1.9%
Compaq Computer Corporation            1.8%
Bristol-Myers Squibb Company           1.8%
U.S. Industries, Inc.                  1.7%
Omnicom Group, Inc.                    1.7%

**At September 30, 1997

                             AVERAGE ANNUAL RETURNS
                            As of September 30, 1997

                           1 YEAR    5 YEARS    10 YEARS
                           ------    -------    --------
A Shares                   32.08%     21.40%     15.26%
A Shares with sales charge 24.48%     19.97%     14.59%
B Shares                   30.85%     19.86%      N/A
                                    (10-19-93)
                                (since inception)
B Shares with CDSC         25.85%     19.41%      N/A
                                    (10-19-93)
                                 (since inception)

The performance data above represents past performance which is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or contingent deferred sales charge of 5% for Class B shares, as applicable, except where noted. Such figures would be lower if the maximum sales charge were deducted.

                       SECURITY EQUITY FUND-GLOBAL SERIES
                              MANAGER'S COMMENTARY
                                NOVEMBER 15, 1997

                   [LOGO]    SUBADVISOR - LEXINGTON
                             MANAGEMENT CORPORATION
TO OUR SHAREHOLDERS:

The Global Equity Series of Security Equity Fund returned 20.22% during the fiscal year ended September 30, 1997.(1) The average global fund gained 24.63% according to Lipper Analytical Services, Inc., while the benchmark Morgan Stanley Capital International World Index rose 22.36%.

CONTRIBUTORS TO PERFORMANCE
The Series benefited from strength in European holdings, low weightings in Japan and Southeast Asia, and strong stock selection in several smaller countries. Nonetheless, an underweighting of U.S. stocks, which climbed an astounding 40.45% as measured by the S&P 500 Index, held performance down. The value bias of the portfolio hurt as well, as value investing trailed momentum and growth stock investing throughout the year.

STRONG PERFORMANCES IN WORLD EQUITY MARKETS
The global bull market continued in 1997 driven by liquidity and by companies' greater emphasis on shareholder value. World bond market yields declined between 50 and 100 basis points, while a strong dollar enhanced earnings of many businesses in Europe and Japan. The dollar rose 15.4% against the German mark and 8.1% against the Japanese yen.

European markets performed extremely well for several reasons. Falling interest rates, driven lower by weak economic activity as well as growing investor belief in European Monetary Union, drove European equity prices higher. Profits also surged in Europe due to an accelerated pace of corporate restructuring and a strong U.S. dollar, which improved the earnings of export-driven companies. The U.S. market powered ahead as a result of continued money flows into U.S. stocks and bonds. Earnings often surprised on the upside as American profit maximization continued. Japan remains the one troubled economic power struggling, while corporate Japan still lacks a focus on shareholder value.

LOOKING AHEAD AT GLOBAL MARKETS
It is unlikely that 1998 will be as strong a year for stocks as 1997 proved to be. Global liquidity may be less accommodative if interest rates rise in Europe and the United States. European markets appear to offer the best investment opportunity because of a relatively young restructuring story. We believe profits should remain strong in Europe; however, U.S. profit growth may be dull. It is hard to argue for a further rise in U.S. profitability when it is already at historically lofty levels.

Inflation remains a major risk particularly on the wage front. Rising wages could lead to higher interest rates as well as some profit margin contraction, and this is not a good scenario for U.S. stocks. Japanese equities may at some point present a buying opportunity if they continue to plummet.

OUR PLANS FOR THE COMING FISCAL YEAR
The Global Equity Series maintains its focus on individual stocks which offer good value. Strong management with high incentives to create shareholder value remains our major criterion for stock selection. Opportunities are still plentiful, but as always, risk must be considered as well as reward. Weightings in the Series continue to favor Europe over Japan and the U.S. because of the stronger profit outlook there and increasing corporate activity in some sectors. After the sharp fall in Asian markets, we added several export-driven companies to the portfolio, in keeping with our focus on finding quality companies at attractive prices. We expect this strategy to pay off in the long term.

Richard Saler
Portfolio Manager

Alan Wapnick
Portfolio Manager

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge. Investing in foreign countries may involve risks, such as currency fluctuations and political instability, not associated with investing exclusively in the U.S.

                       SECURITY EQUITY FUND-GLOBAL SERIES
                        MANAGER'S COMMENTARY (continued)
                                NOVEMBER 15, 1997

                                  PERFORMANCE

                        SECURITY GLOBAL SERIES VS. MORGAN
                    STANLEY CAPITAL INTERNATIONAL WORLD INDEX

                 [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

                   MSCI             Global Series

12/31/93 ....   10,093.00             10,283.02
3/31/94 .....   10,452.39             9,971.70
6/30/94 .....   10,993.54             10,132.08
9/30/94 .....   11,011.45             10,443.40
12/31/94 ....   10,906.63             9,436.69
3/31/95 .....   11,118.33             9,926.78
6/30/95 .....   11,207.89             10,561.01
9/30/95 .....   11,684.06             10,339.99
12/31/95 ....   12,166.47             11,330.95
3/31/96 .....   12,527.21             12,018.59
6/30/96 .....   12,734.65             11,839.21
9/30/96 .....   12,728.36             12,277.69
12/31/96 ....   12,940.36             13,146.09
3/31/97 .....   12,746.89             13,080.25
6/30/97 .....   14,411.02             14,901.82
9/30/97 .....   14,318.68             14,879.87
12/31/97

This chart assumes a $10,000 investment in Class A shares of Global Series on October 1, 1993, and reflects deduction of the 5.75% sales load. On September 30, 1997, the value of your investment in Class A shares of the Series (with dividends reinvested) would have grown to $14,880. By comparison, the same $10,000 investment would have grown to $14,319 based on the MSCI's performance.

The performance illustrated above is based on the performance of Class A shares. The performance of Class B shares, which were first offered on October 19, 1993, will be greater or less than the performance shown for Class A shares as a result of the different loads and fees associated with an investment in Class B shares.

                                TOP 5 HOLDINGS**

                                      % of net assets
                                      ---------------
  Bohler-Uddeholm AG                       2.6%
  Foster's Brewing Group, Ltd.             2.3%
  Imax Corporation                         2.0%
  Jefferson Smurfit                        1.9%
  Deutsche Bank AG                         1.9%

  **At September 30, 1997
                            AVERAGE ANNUAL RETURNS
                           As of September 30, 1997

                                1 YEAR        SINCE INCEPTION
                                ------        ---------------
A Shares                        20.22%             12.07%
                                                 (10-1-93)
A Shares with sales charge      13.29%             10.42%
                                                 (10-1-93)
B Shares                        19.01%             11.26%
                                                 (10-19-93)
B Shares with CDSC              14.01%             10.70%
                                                 (10-19-93)

The performance data above represents past performance which is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or contingent deferred sales charge of 5% for Class B shares, as applicable, except where noted. Such figures would be lower if the maximum sales charge were deducted.

                  SECURITY EQUITY FUND-ASSET ALLOCATION SERIES
                              MANAGER'S COMMENTARY
                                NOVEMBER 15, 1997

                                    MERIDIAN
                            [LOGO]  INVESTMENT
                                    MANAGEMENT

SUBADVISOR: MERIDIAN INVESTMENT MANAGEMENT CORPORATION

TO OUR SHAREHOLDERS:

The Asset Allocation Series returned 19.00% over the last 12 months, relative to a peer group average return of 21.22%.(1) A continued surge in global equity markets has allowed asset allocation portfolios to post returns far in excess of historical norms.

The strong performance of many asset allocation portfolios is due to their heavy weightings in large capitalization U.S. stocks. This is evidenced by the high correlation between the S&P 500 and the Lipper asset allocation peer group. As the S&P 500 has gained approximately 40% the last 12 months, many asset allocation portfolios have benefited. However, the reliance on U.S stocks in asset allocation portfolios reduces the potential benefits of diversification and exposes these portfolios to the risk of a falling U.S.
market.

DIVERSIFICATION IN THE PORTFOLIO

The Asset Allocation Series has demonstrated low correlation with the S&P 500, a desirable portfolio characteristic for investors seeking diversification from a typical domestic equity portfolio. The low correlation relative to the S&P 500 is due to the portfolio's composition, which can include foreign stocks, U.S. stocks, U.S. bonds, gold stocks, and real estate investment trusts (REITs).

Throughout the fiscal year we maintained approximately 25% of the portfolio in the U.S. stock market, and many industries we have owned have been market leaders. The truck parts & supplies, trucking, and computer peripheral industries have been among the best in the market the last twelve months.

Since valuations for the U.S. stock market have remained near historic highs, the portfolio has invested in undervalued markets outside the U.S. Foreign equity markets emphasized the last year include Japan, Germany, Italy, and Belgium. All of these markets, with the exception of Japan, have outperformed the U.S. market in local currency terms. Due to the strength of the dollar, however, the full benefit of these market rallies was reduced when converted to dollar terms.

THE ATTRACTIVENESS OF THE JAPANESE MARKET

Most equity markets in the last several years have appreciated far in excess of their historical norms. Because of this, many markets are not the bargains they once were. The exception to this is Japan. The Japanese market has yet to recover from the decline it has seen through much of the 1990s. However, our valuation measures suggest that the Japanese stock market is undervalued and a compelling investment opportunity. With negative sentiment in the market, prices near recent lows, and attractive valuations, we remain bullish and expect that market to contribute to the appreciation of the Asset Allocation portfolio.

VALUE IN DEPRESSED GOLD STOCKS

The portfolio holds a small position in gold stocks, purchased in spite of recent negative market sentiment. As a portfolio that seeks undervalued investments, the Asset Allocation portfolio often owns securities that are out of favor with the investing public. This negative market sentiment, however, creates an opportunity for value investors as prices are pushed below their intrinsic values. As gold prices were dropping to recent lows and the prices of gold stocks were being punished, we purchased select gold issues. Initially a drag on the portfolio, these holdings were among the market leaders as the fiscal year ended.

Many asset categories and markets have experienced rapid appreciation in the last year, and many valuations in some markets are stretched. Because of this we will continue to be deliberate in our selection process and valuation methodology.

Patrick Boyle
Portfolio Manager

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge. The Investment Manager waived a portion of the Fund's management fee for the fiscal year ended September 30, 1997, and in the absence of such waiver the performance quoted would be reduced.

        Investing in foreign countries may involve risks, such as currency fluctuations and political instability, not associated with investing exclusively in the U.S.

                  SECURITY EQUITY FUND-ASSET ALLOCATION SERIES
                              MANAGER'S COMMENTARY (continued)
                                NOVEMBER 15, 1997

                                  PERFORMANCE

                        SECURITY ASSET ALLOCATION SERIES
                                   VS. S&P 500

                 [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

                  S&P 500     Meridian Blended Index     Asset Allocation Series

6/30/95 .....    10,235.00               10,083               9,500.47
9/30/95 .....    11,049.00               10,607               9,934.02
12/31/95 ....    11,707.00               11,109               10,158.02
3/31/96 .....    12,343.00               11,445               10,563.16
6/30/96 .....    12,901.00               11,784               10,790.43
9/30/96 .....    13,295.00               12,052               10,928.77
12/31/96 ....    14,408.00               12,800               11,496.36
3/31/97 .....    14,785.00               12,909               11,568.73
6/30/97 .....    17,372.00               14,391               12,375.13
9/30/97 .....    18,679.00               15,083               13,005.77
12/31/97

This chart assumes a $10,000 investment in Class A shares of Asset Allocation Series on June 1, 1995, and reflects deduction of the 5.75% sales load. On September 30, 1997, the value of your investment in Class A shares of the Series (with dividends reinvested) would have grown to $13,006. By comparison, the same $10,000 investment would have grown to $18,679, based on the S&P's performance. Comparison is also made to a blend of market indexes which reflect the asset classes in which the Series has invested over the past fiscal year. The blended index consists of 40% S&P 500, 5% U.S. 30-day Treasury, 20% Lehman Brothers Aggregate Bond, 25% Financial Times World Index (excluding U.S.), 10% Wilshire Real Estate Securities. The same $10,000 investment in the blended index would have grown to $15,083.

The performance illustrated above is based on the performance of Class A shares. The performance of Class B shares will be greater or less than the performance shown for Class A shares as a result of the different loads and fees associated with an investment in Class B shares.

                             TOP 5 EQUITY HOLDINGS**

                                       % of net assets
                                       ---------------
  Placer Dome, Inc.                        2.0%
  Barrick Gold Corporation                 1.9%
  Newmont Mining Corporation1              1.7%
  Battle Mountain Gold Company             1.3%
  Homestake Mining Company                 1.2%

  **At September 30, 1997

                             AVERAGE ANNUAL RETURNS
                            As of September 30, 1997

                                         1 year  Since Inception
                                         ------  ---------------
A Shares                                 19.00%  14.79% (6-1-95)
A Shares with sales charge               12.16%  11.92% (6-1-95)
B Shares                                 17.95%  13.70% (6-1-95)
B Shares with CDSC                       12.95%  12.25% (6-1-95)

                        ONE YEAR RETURN INCREASES 8.99%

                        A Shares:       9/30/97 19.00%
                                        9/30/96 10.01%

The performance data above represents past performance which is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or contingent deferred sales charge of 5% for Class B shares, as applicable, except where noted. In addition, the investment manager is waiving a portion of the management fee for the Series. Performance figures would be lower if the maximum sales charge and advisory fee were deducted.

                  SECURITY EQUITY FUND-SOCIAL AWARENESS SERIES
                              MANAGER'S COMMENTARY
                                NOVEMBER 15, 1997

To Our Shareholders:

The Social Awareness Series is off to a great start. The Series began operations on November 1, 1996, and has returned 19.93% to its shareholders in this partial year of operation.(1) Net assets have grown quickly to nearly $10 million.

THE SOCIAL SCREENS USED FOR THE SERIES

Portfolio managers for this type of fund have the responsibility of monitoring the social records of companies held or considered for inclusion in the funds. In the Social Awareness Series we seek out companies that substantially support the communities in which they operate, have sound employee relations policies and practices, have fair and unbiased employment practices, have strong family benefits, and have taken positive steps to address environmental challenges.

In addition to these positive screens, we also include a list of six negative screens. We look for companies that do not engage in the production of nuclear energy, manufacturing of weapons systems, practices that pollute the environment, production of alcoholic beverages, manufacturing of tobacco products, or engage in gaming operations. We will be happy to provide more details about our screening processes to any requesting shareholder .

STRONG PERFORMERS IN THE PORTFOLIO

Electronics manufacturer, Solectron Corporation, has risen 66% since the inception of the Social Awareness Series. Five out of the company's eight senior line executives are Asian American, including one woman. Located in Milpitas, California, the company's workforce is remarkably diverse. It often publishes information sheets for employees in six languages. Solectron encourages self-directed work teams and provides substantial employee training. It was recently announced that Solectron again won the Malcolm Baldridge National Quality Award for performance excellence among U.S. companies. It's the first company in the award's ten-year history to win for a second time.

Oxford Health Plans, Inc., up 60% since the portfolio's inception, provides managed care health benefit plans in the northeastern United States. Its SmokEnders subsidiary provides smoking cessation services. In 1996 the company donated 2.2% of its average earnings for the past three years to charity, and gave 42 computers to schools and community organizations in its service areas. Oxford Health Plans believes strongly in incentive compensation and performance awards for employees at all levels.

Coffee and expresso beverage retailer, Starbucks Corporation, is well known for its strong social practices. The company is one of few U.S. firms that offers part-time employees health benefits, stock options, and participation in its 401(k) plan. Even local communities of the countries where the company purchases its coffee beans receive generous charitable support. Starbucks stock has risen 28% since it was included in the portfolio.

THE FUTURE FOR SOCIAL FUNDS

Demand for investments in the social awareness arena continues to grow. The Social Investment Forum has just released a study on the growth of the industry which shows that money invested in social funds has grown from $639 billion in 1995 to nearly $1.2 trillion currently. We are pleased to note that far more corporations are willing to openly discuss their progress on social issues as public demand has increased for them to do so. We look forward to combining strong performance with social consciousness for shareholders in the Social Awareness Series in the years ahead.

Cindy Shields
Portfolio Manager

(1) Performance figures are based on Class A shares, are not annualized and do not reflect deduction of the sales charge. The Investment Manager waived the Fund's management fee for the fiscal year ended September 30, 1997 and in the absence of such waiver the performance quoted would be reduced.

                     SECURITY EQUITY SOCIAL AWARENESS SERIES
                        MANAGER'S COMMENTARY (continued)
                                NOVEMBER 15, 1997

                                  PERFORMANCE

                        SECURITY SOCIAL AWARENESS SERIES
                       VS. S&P 500 AND DOMINI SOCIAL INDEX

                 [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

                 S&P 500      Domini Social Index     Social Awareness Series

12/31/96 ....   10,548.00         10,553.42                  9,440.95
3/31/97 .....   10,824.00         10,912.97                  9,007.54
6/30/97 .....   12,718.00         12,857.55                 10,433.42
9/30/97 .....   13,675.00         13,937.09                 11,300.25

This chart assumes a $10,000 investment in Class A shares of Social Awareness Series on November 1, 1996, and reflects deduction of the 5.75% sales load. On September 30, 1997, the value of your investment in Class A shares of the Series (with dividends reinvested) would have grown to $11,300. By comparison, the same $10,000 investment would have grown to $13,675 based on the S&P 500 Index's performance and $13,937 based on the Domini Social Index.

The performance illustrated above is based on the performance of Class A shares. The performance of Class B shares will be greater or less than the performance shown for Class A shares as a result of the different loads and fees associated with an investment in Class B shares.

                                TOP 5 HOLDINGS**

                              % of net assets
                              ---------------
Intel Corporation                 3.4%
Microsoft Corporation             2.8%
Coca-Cola Company                 2.6%
Merck & Company, Inc.             2.5%
Procter & Gamble, Inc.            2.1%

**At September 30, 1997

                             AVERAGE ANNUAL RETURNS
                            As of September 30, 1997

                                              Since Inception
                                              ---------------
                     A Shares                     19.93%
                     A Shares with sales charge   13.00%
                     B Shares                     18.73%
                     B Shares with CDSC           13.73%

The performance data above represents past performance which is not predictive of future results. The returns have been calculated from November 1, 1996 (date of inception) to September 30, 1997 and are not annualized. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or contingent deferred sales charge of 5% for Class B shares, as applicable, except where noted. In addition, the investment manager waived the management fee for the Series for the fiscal year ended September 30, 1997. Performance figures would be lower if the maximum sales charge and advisory fee were deducted.

                        SECURITY EQUITY FUND-VALUE SERIES
                              MANAGER'S COMMENTARY
                                NOVEMBER 15, 1997
To Our Shareholders:

The Value Series of Security Equity Fund is off to an amazing start. >From its inception May 1, 1997, through September 30, it returned 29.50%.(1) This compares most favorably with the 20.39% same-period return of a group of 218 funds with a similar objective.

The portfolio is diversified across a broad variety of industries. The primary reason for strong performance wasn't the choice of industries, it was instead stock selection within those industries. The outperforming issues were mostly in three sectors: health care, energy, and consumer staples.

SOME STOCKS PERFORMED EXCEPTIONALLY WELL

Leading the winning stocks was Tandem Computers, which was bought by Compaq Computer Corporation in June and subsequently rose 170% in value. Another outperformer was Mylan Laboratories, Inc., the largest producer of generic drugs in the U.S. Prior to our purchase of the stock, Mylan's stock had declined in value because of investors' fears that increasing competition in the generic pharmaceuticals industry would erode its earnings. We believed that the company had value greater than the price to which its stock had fallen, and were rewarded after our purchase with an 80% return.

Canandaigua Brands, Inc., a company which produces and markets wines, beers and distilled spirits, has generated a 60% return since we purchased it. The stock's price had been depressed based on fears of higher grape costs. Canandaigua's earnings results were strong and once these cost pressures subsided, the stock price recovered. Other companies which have performed favorably in the portfolio include Louisiana Land and Exploration Company, Forcenergy, Inc., and Corporate Express, Inc.

It is interesting to note that among the top ten strongest-performing stocks in the Value Series, only two were large capitalization companies over $5 billion in size. The average asset size of the companies represented in the portfolio as of September 30, was about $3.4 billion.

NOT ALL THE HOLDINGS WERE WINNERS

As you would expect, some of the portfolio holdings underperformed industry averages. A small-cap company called Material Sciences Corporation had the most significant negative impact on performance, declining 5% over the holding period. Material Sciences is an industrial company with wide product lines that capitalizes on its skills in metallurgy and chemistry to provide value-added features to everyday products. Its second quarter earnings were disappointing because sales were below expectations and manufacturing efficiencies that the company had projected developed slower than planned. We still hold the stock because of its strong propietary market positions in several areas such as the manufacture of a film used in window glass to block various types of the sun's rays, and a metal coating on the interior of automobile brakes to make them quieter.

LOOKING AHEAD TO OUR FIRST FULL FISCAL YEAR

In the Value Series portfolio we look for undervalued individual stocks rather than betting on the performance of particular industries. We are currently seeing more attractive ideas in the small capitalization area, along with a few occasionally in the large-cap arena. With the strong market advances we have experienced in recent months, it is difficult to find undervalued issues. If we have difficulty locating enough stocks that look relatively underpriced, we anticipate that our focus will shift to emphasizing stable low-risk investments.

Jim Schier
Portfolio Manager

(1) Performance figures are based on Class A shares, are not annualized and do not reflect deduction of the sales charge. The Investment Manager waived the Fund's management fee for the fiscal year ended September 30, 1997, and in the absence of such waiver the performance quoted would be reduced.

                        SECURITY EQUITY FUND-VALUE SERIES
                        MANAGER'S COMMENTARY (continued)
                                NOVEMBER 15, 1997

                                  PERFORMANCE

                              SECURITY VALUE SERIES
                          VS. S&P 500/BARRA VALUE INDEX

                 [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

               Value Series    S&P 500/BARRA Value Index

5/31/97 ....    10,084.83           10,593
6/30/97 ....    10,386.43           10,980
7/31/97 ....    11,489.16           11,841
8/31/97 ....    11,555.14           11,282
9/30/97 ....    12,205.47           11,922

This chart assumes a $10,000 investment in Class A shares of Value Series on May 1, 1997, and reflects deduction of the 5.75% sales load. On September 30, 1997, the value of your investment in Class A shares of the Series (with dividends reinvested) would have grown to $12,205. By comparison, the same $10,000 investment would have grown to $11,922, based on the S&P 500 Index performance. Comparison is also made to the S&P 500/BARRA Value Index. The same $10,000 investment in the S&P 500/BARRA Value Index would have grown to $11,922.

The performance illustrated above is based on the performance of Class A shares. The performance of Class B shares will be greater or less than the performance shown for Class A shares as a result of the different loads and fees associated with an investment in Class B shares.

                                TOP 5 HOLDINGS**

                                        % of net assets
                                        ---------------
  Angelica Corporation                       3.8%
  Computer Sciences Corporation              3.5%
  Mylan Laboratories, Inc.                   3.3%
  Chiquita Brands International, Inc.        3.1%
  Corporate Express, Inc.                    3.1%

  **At September 30, 1997

                             AVERAGE ANNUAL RETURNS
                            As of September 30, 1997

                           Since Inception
                           ---------------
  A Shares                     29.50%
                              (5-1-97)

  A Shares with sales charge   22.05%
                              (5-1-97)

  B Shares                     29.10%
                              (5-1-97)

  B Shares with CDSC           24.10%
                              (5-1-97)

The performance data above represents past performance which is not predictive of future results. The returns have been caluclated from May 1, 1997 (date of inception) to September 30, 1997, and are not annualized. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or contingent deferred sales charge of 5% for Class B shares, as applicable, except where noted. In addition, the investment manager waived the management fee for the Series for the fiscal year ended September 30, 1997. Performance figures would be lower if the maximum sales charge and advisory fee were deducted.

                               SECURITY ULTRA FUND
                              MANAGER'S COMMENTARY
                                NOVEMBER 15, 1997
To Our Shareholders:

During the first half of the fiscal year, the emphasis on growth stocks held back performance in the Ultra Fund as value-oriented issues outperformed their growth counterparts. Our total return of 20.57% for the year ended September 30, while very attractive, was less than the 26.88% average of our peer group of funds.(1)

A BETTER SECOND HALF

Performance in the midcap sector improved in the second half of the fiscal year as expectations for a slowdown in earnings of S&P 500 companies became a reality. The strong U.S. dollar had a negative impact on larger companies, while midsized firms with less exposure to foreign earnings, benefited.

The supply and demand ratio became better balanced in the second half, also. The calendar of initial public offerings diminished while cash flows into mutual funds remained strong. Passage of a capital gains tax cut gave a psychological boost to midcap stocks during this period as well. Stocks of midsized companies generally receive a smaller portion of their total return from dividends, which are taxed as ordinary income rather than at the more favorable capital gains levels.

AREAS OF STRONG PERFORMANCE

Stocks representing the financial sector in the Ultra Fund did especially well in the year just completed. Our investments in this area were tailored primarily around asset management firms, which gained because of the strong equity markets. These included Franklin Resources, Inc., up 110% over the year, State Street Corporation which rose 112%, and Charles Schwab Corporation, gaining 133% during the period. Our investments in the oil field service company area of the energy sector outperformed also. The companies advanced in share price as drilling activity and demand for equipment increased. The capacity in the oil field service area is less than in the late 1980's as companies have merged or gone out of business. This enables the remaining firms to raise their prices, a feat that other industries have found difficult in these price-competitive times. Two of our stronger performers were ENSCO International, Inc., up 71%, and Global Marine, Inc., returning 112%.

PLANS FOR THE MONTHS AHEAD

We believe that midcap stocks still have upside price potential, although a "breather" from the upward market movement would not be surprising. In general, midcap valuations remain lower than their large-cap counterparts, and growth prospects for the sector are favorable. When the currency markets are extremely volatile, those midcap companies with smaller portions of earnings coming from overseas should stay in favor with investors. Finally, when earnings of the Standard and Poor's 500 stocks show signs of slowing, the growth component of the midcap sector should gain as investors seek faster earnings growth.

Cindy Shields
Portfolio Manager

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge.

                               SECURITY ULTRA FUND
                        MANAGER'S COMMENTARY (continued)
                                NOVEMBER 15, 1997

                                  PERFORMANCE

                               SECURITY ULTRA FUND
                               VS. S&P MIDCAP 400

                 [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

                 S&P Midcap 400     Security Ultra Fund

12/31/87 ....      7,820.77              6,285.32
3/31/88 .....      8,839.42              7,134.37
6/30/88 .....      9,325.29              7,794.74
9/30/88 .....      9,203.14              7,452.76
12/31/88 ....      9,452.84              7,730.71
3/31/89 .....     10,355.07              8,026.67
6/30/89 .....     11,391.35              8,358.15
9/30/89 .....     12,634.49              9,340.77
12/31/89 ....     12,812.45              8,654.28
3/31/90 .....     12,412.89              8,616.32
6/30/90 .....     13,149.55              9,590.56
9/30/90 .....     10,811.73              5,642.99
12/31/90 ....     12,156.85              6,280.08
3/31/91 .....     14,947.18              8,581.88
6/30/91 .....     14,837.45              8,169.42
9/30/91 .....     16,250.45              8,941.13
12/31/91 ....     18,247.00             10,031.64
3/31/92 .....     18,154.77             10,127.04
6/30/92 .....     17,589.99              8,709.53
9/30/92 .....     18,273.82              9,077.55
12/31/92 ....     20,420.52             10,805.04
3/31/93 .....     21,089.64             10,890.01
6/30/93 .....     21,581.62             10,847.52
9/30/93 .....     22,668.00             11,513.09
12/31/93 ....     23,272.13             11,878.08
3/31/94 .....     22,389.26             11,227.23
6/30/94 .....     21,573.66             10,218.40
9/30/94 .....     23,034.67             11,097.06
12/31/94 ....     22,440.35             11,091.44
3/31/95 .....     24,276.53             11,473.33
6/30/95 .....     26,394.03             12,237.10
9/30/95 .....     28,970.11             13,615.23
12/31/95 ....     29,383.93             13,231.44
3/31/96 .....     31,192.81             14,164.31
6/30/96 .....     32,091.02             15,325.63
9/30/96 .....     33,025.30             15,706.39
12/31/96 ....     35,025.97             15,616.47
3/31/97 .....     34,505.64             14,386.82
6/30/97 .....     39,577.13             16,415.73
9/30/97 .....     45,941.47             18,936.50
12/31/97

                             $10,000 OVER TEN YEARS

This chart assumes a $10,000 investment in Class A shares of Ultra Fund on September 30, 1987, and reflects deduction of the 5.75% sales load. On September 30, 1997, the value of your investment in Class A shares of the fund (with dividends reinvested) would have grown to $18,937. In comparison, the same $10,000 investment would have grown to $45,941 based on the S&P Midcap's performance.

The performance illustrated above is based on the performance of Class A shares. The performance of Class B shares, which were first offered on October 19, 1993, will be greater or less than the performance shown for Class A shares as a result of the different loads and fees associated with an investment in Class B shares.

                                TOP 5 HOLDINGS**

                                  % of net assets
                                  ---------------
Franklin Resources, Inc.               2.9%

Coca-Cola Enterprises, Inc.            2.6%

State Street Corporation               2.4%

Charles Schwab Corporation             2.3%

SunAmerica, Inc.                       2.1%

**At September 30, 1997

                             AVERAGE ANNUAL RETURNS
                            As of September 30, 1997

                                      1 YEAR         5 YEARS         10 YEARS
                                      ------         -------         --------
A Shares                              20.57%          14.96%           6.90%
A Shares with sales charge            13.68%          13.59%           6.27%
B Shares                              19.58%          11.91%            N/A
                                                    (10-19-93)
                                                 (since inception)

B Shares with CDSC                    14.58%         11.36%             N/A
                                                   (10-19-93)
                                                 (since inception)

                         ONE YEAR RETURN INCREASES 5.21%

                         A Shares:    9/30/97    20.57%
                                      9/30/96    15.36%

The performance data above represents past performance which is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or contingent deferred sales charge of 5% for Class B shares, as applicable, except where noted. Such figures would be lower if the maximum sales charge were deducted.

                            STATEMENTS OF NET ASSETS
                               SEPTEMBER 30, 1997

                        SECURITY GROWTH AND INCOME FUND
                                                         PRINCIPAL
                                                         AMOUNT OR
                                                          NUMBER         MARKET
PREFERRED STOCKS                                         OF SHARES       VALUE
--------------------------------------------------------------------------------
BANKING AND CREDIT - 1.0%
California Federal Bank ......................            8,250       $  941,015

COMMUNICATION - 0.2%
Cablevision Systems Corporation ..............            2,193          240,172

ENTERTAINMENT - 0.4%
Time Warner, Inc. ............................              322          367,526

PUBLISHING & PRINTING - 0.3%
K-III Communications Corporation .............            3,000          319,500
                                                                      ----------
 Total preferred stocks - 1.9% ...............                         1,868,213

TRUST PREFERRED SECURITIES(1)

FINANCE - 0.3%
S I Financing, Inc., 9.50% - 2026 ............           10,000          268,125

CORPORATE BONDS

AEROSPACE & DEFENSE - 0.2%
Burke Industries, Inc.,
 10.00% - 2007 ...............................       $  200,000          204,500

BANKING & CREDIT - 0.4%
BF Saul REIT, 11.625% - 2002 .................       $  250,000          269,062
Bay View Capital Corporation,
 9.125% - 2007 ...............................       $  100,000          103,250
                                                                      ----------
                                                                         372,312
OFFICE EQUIPMENT & SUPPLIES - 0.1%
Knoll, Inc., 10.875% - 2006 ..................       $   63,000           70,245

CHEMICALS - 0.3%
Envirodyne Industries, Inc.,
 12.00% - 2000 ...............................       $  250,000          274,687

COMMUNICATIONS - 1.6%
Albritton Communications Company,
 9.75% - 2007 ................................       $  125,000          124,375
Century Communications Corporation,
 9.50% - 2005 ................................       $  250,000          261,250
CF Cable TV, Inc., 11.625% - 2005 ............       $  200,000          230,500
Comcast Corporation, 9.125% - 2006 ...........       $  385,000          413,394
Heritage Media Corporation,
 8.75% - 2006 ................................       $  100,000          107,625
Rogers Cablesystems Ltd.,
 9.625% - 2002 ...............................       $  250,000          265,000
Rogers Communications, Inc.,
 9.125% - 2006 ...............................       $  200,000          205,000
                                                                      ----------
                                                                       1,607,144
DIVERSIFIED - 0.3%
Sequa Corporation, 9.375% - 2003 .............       $  250,000       $  261,875

ELECTRIC & GAS COMPANIES - 0.5%
AES Corporation, 10.25% - 2006 ...............          250,000          274,375
Cal Energy Company, Inc.,
 9.50% - 2006 ................................          200,000          215,500
                                                                      ----------
                                                                         489,875
ENTERTAINMENT - 0.4%
Harrah's Operating, Inc.,
 8.75% - 2000 ................................          400,000          411,500

FINANCE - 0.5%
Dollar Financial Group, Inc.,
 10.875% - 2006 ..............................          300,000          323,250
Homeside, Inc., 11.25% - 2003 ................          121,000          142,629
                                                                      ----------
                                                                         465,879
FOOD & BEVERAGE TRADE - 0.5%
Cott Corporation, 9.375% - 2005 ..............          250,000          261,875
Delta Beverage Group,
 9.75% - 2003 ................................          250,000          262,813
                                                                      ----------
                                                                         524,688
HOSPITAL MANAGEMENT - 0.8%
Regency Health Services, Inc.,
 9.875% - 2002 ...............................          475,000          526,062
Tenet Healthcare Corporation,
 10.125% - 2005 ..............................          250,000          273,437
                                                                      ----------
                                                                         799,499
INDUSTRIAL PRODUCT - 0.3%
Shop Vac Corporation,
 10.625% - 2003 ..............................          250,000          269,688

MANUFACTURING - 0.3%
AGCO Corporation, 8.50% - 2006 ...............          250,000          259,375

OIL & GAS COMPANIES - 0.3%
Seagull Energy Corporation,
 8.625% - 2005 ...............................          250,000          261,875

PUBLISHING & PRINTING - 0.2%
Golden Books Publishing, Inc.,
 7.65% - 2002 ................................          250,000          237,500

REFINERY - 0.3%
Crown Central Petroleum Corporation,
 10.875% - 2005 ..............................          250,000          262,812

RESTAURANTS - 0.5%
Carrols Corporation, 11.50% - 2003 ...........          475,000          507,063

                             See accompanying notes

                            STATEMENTS OF NET ASSETS
                               SEPTEMBER 30, 1997

                   SECURITY GROWTH AND INCOME FUND (continued)

                                                        PRINCIPAL
                                                        AMOUNT OR
                                                         NUMBER         MARKET
CORPORATE BONDS (continued)                             OF SHARES       VALUE
--------------------------------------------------------------------------------
RETAIL - SPECIALTY - 0.1%
Zale's Corporation, 8.50% - 2007 .............       $  100,000       $  100,125

STEEL & METAL PRODUCTS - 0.1%
AK Steel Corporation,
  9.125% - 2006 ..............................       $  125,000          132,500

TEXTILES - 0.5%
Delta Mills, Inc., 9.625% - 2007 .............       $  100,000          100,375
Pillowtex Corporation, 10.00% - 2006 .........       $  125,000          131,875
Westpoint Stevens, Inc.,
 9.375% - 2005 ...............................       $  250,000          263,125
                                                                      ----------
                                                                         495,375
                                                                      ----------
 Total corporate bonds - 8.2% ................                         8,008,517

COMMON STOCKS

BANKS - MAJOR REGIONAL - 3.8%
Bank Of New York Company, Inc. ...............           20,000          960,000
Northern Trust Corporation ...................           20,000        1,182,500
Wells Fargo & Company ........................            5,800        1,595,000
                                                                      ----------
                                                                       3,737,500
CHEMICALS - BASIC - 1.3%
Praxair, Inc. ................................           25,000        1,279,687
CHEMICALS - SPECIALTY - 3.4%
Dexter Corporation ...........................           40,000        1,602,500
Materials Sciences Corporation* ..............           28,000          399,000
Minerals Technologies, Inc. ..................           30,000        1,336,875
                                                                      ----------
                                                                       3,338,375
COMMUNICATION EQUIPMENT - 4.6%
ANTEC Corporation* ...........................          100,000        1,175,000
Harris Corporation ...........................           72,000        3,294,000
                                                                      ----------
                                                                       4,469,000
COMPUTER HARDWARE - 0.6%
Compaq Computer Corporation* .................            8,000          598,000

COMPUTER PERIPHERALS - 0.5%
Seagate Technology, Inc.* ....................           13,200          476,850

COMPUTER SOFTWARE/SERVICES - 5.6%
Computer Sciences Corporation* ...............           46,000        3,254,500
DST Systems, Inc.* ...........................           60,000        2,220,000
                                                                      ----------
                                                                       5,474,500
ELECTRIC COMPANIES - 2.0%
Scana Corporation ............................           40,000        1,002,500
Wisconsin Energy Corporation .................           36,000          936,000
                                                                      ----------
                                                                       1,938,500
ELECTRONICS - SEMICONDUCTORS - 1.1%
Atmel Corporation* ...........................           30,000       $1,093,125

ELECTRONICS - INSTRUMENTATION - 1.6%
E G & G, Inc. ................................           22,000          455,125
Perkin-Elmer Corporation .....................           15,000        1,095,938
                                                                      ----------
                                                                       1,551,063
FINANCIAL - DIVERSE - 1.6%
Capital One Financial Corporation ............           34,000
                                                                       1,555,500
FOODS - 1.7%
Chiquita Brands International, Inc. ..........          105,000
                                                                       1,693,125
HEALTH CARE - SPECIALIZED SERVICES - 1.0%
Allegiance Corporation .......................           30,000          930,000

HOUSEHOLD FURNISHINGS & APPLIANCES - 1.8%
Leggett & Platt, Inc. ........................           40,000        1,782,500

INSURANCE - LIFE/HEALTH - 1.0%
AFLAC, Inc. ..................................           18,000          976,500

INSURANCE - PROPERTY - 2.9%
Allstate Corporation .........................           15,000        1,205,625
Leucadia National Corporation ................           30,000        1,031,250
W.R. Berkley Corporation .....................           15,000          645,938
                                                                      ----------
     2,882,813 IRON & STEEL - 0.7%
Cleveland-Cliffs, Inc. .......................           15,000          654,375

LEISURE TIME PRODUCTS - 2.6%
Hasbro, Inc. .................................           50,000        1,406,250
Mattel, Inc. .................................           35,000        1,159,375
                                                                      ----------
                                                                       2,565,625
LODGING - HOTELS - 1.4%
Carnival Corporation (Cl. A) .................           30,000        1,387,500

MANUFACTURING - DIVERSIFIED - 1.8%
U.S. Industries, Inc. ........................           60,000        1,740,000

MEDICAL PRODUCTS & SUPPLIES - 1.9%
ATLUltrasound, Inc.* .........................           20,000          935,000
Sunrise Medical, Inc.* .......................           60,000          937,500
                                                                      ----------
                                                                       1,872,500
METALS & MINING - 1.0%
Cyprus Amax Minerals Company .................           40,000          960,000

NATURAL GAS - 7.3%
Coastal Corporation ..........................           25,000        1,531,250
Eastern Enterprises ..........................           48,000        1,791,000
Equitable Resources, Inc. ....................           85,200        2,683,800
People's Energy Corporation ..................           30,000        1,130,625
                                                                      ----------
                                                                       7,136,675
                             See accompanying notes

                            STATEMENTS OF NET ASSETS
                               SEPTEMBER 30, 1997

                   SECURITY GROWTH AND INCOME FUND (continued)

                                                         NUMBER         MARKET
COMMON STOCKS (continued)                               OF SHARES       VALUE
--------------------------------------------------------------------------------
OFFICE EQUIPMENT & SUPPLIES - 1.8%
Corporate Express, Inc.* .....................           82,000       $1,732,250

OIL & GAS - EXPLORATION & PRODUCTION - 7.7%
Forcenergy, Inc.* ............................           60,000        2,328,750
Louisiana Land & Exploration
 Company .....................................           20,000        1,566,250
Noble Affiliates, Inc. .......................           24,000        1,074,000
YPF Sociedad Anomima ADR .....................           70,000        2,581,250
                                                                      ----------
                                                                       7,550,250
PHARMACEUTICALS - 8.2%
Mylan Laboratories, Inc. .....................          220,000        4,936,250
SmithKline Beecham PLC ADR ...................           30,000        1,466,250
Teva Pharmaceutical Industries,
 Ltd., ADR ...................................           30,000        1,672,500
                                                                      ----------
                                                                       8,075,000
PUBLISHING - 0.7%
McGraw-Hill Companies, Inc. ..................           10,000          676,875

PUBLISHING - NEWSPAPER - 4.1%
E.W. Scripps Company .........................           60,000        2,636,250
Tribune Company ..............................           25,000        1,332,812
                                                                      ----------
                                                                       3,969,062
RAILROADS - 1.2%
Canadian Pacific, Ltd. .......................           40,000        1,182,500

RESTAURANTS - 3.1%
The Cheesecake Factory* ......................          111,500        3,073,219

RETAIL - SPECIALTY - 4.1%
AutoZone, Inc.* ..............................           75,000        2,250,000
Toys "R" Us, Inc.* ...........................           50,000        1,775,000
                                                                      ----------
                                                                       4,025,000
SERVICES - ADVERTISING / MARKETING - 2.6%
Acxiom Corporation* ..........................           60,000        1,046,250
Omnicom Group, Inc. ..........................           20,000        1,455,000
                                                                      ----------
                                                                       2,501,250
SERVICES - COMMERCIAL & CONSUMER - 2.6%
Angelica Corporation .........................          130,000        2,583,750

SERVICES - DATA PROCESSING - 1.4%
First Data Corporation .......................           38,000        1,427,375

TRUCKS & PARTS - 0.8%
Titan International, Inc. ....................           40,800          816,000
                                                                      ----------
 Total common stocks - 89.5% .................                        87,706,244
                                                                      ----------
 Total investments - 99.9% ...................                       $97,851,099
 Other assets, less liabilities - 0.1% .......                           137,329
                                                                      ----------
 Total net assets - 100.0% ...................                       $97,988,428
                                                                      ==========
                      SECURITY EQUITY FUND - EQUITY SERIES
COMMON STOCKS

AEROSPACE / DEFENSE - 0.9%
Boeing Company ...............................           50,000       $2,721,875
Lockheed Martin Corporation ..................           50,000        5,331,250
                                                                      ----------
                                                                       8,053,125
AGRICULTURAL PRODUCTS - 0.9%
Archer-Daniels-Midland Company ...............          315,000        7,540,313

ALUMINUM - 1.0%
Aluminum Company of America ..................          100,000        8,200,000

BANKS - MAJOR REGIONAL - 4.1%
Bank of New York Company, Inc. ...............          200,000        9,600,000
Northern Trust Corporation ...................          200,000       11,825,000
Norwest Corporation ..........................          120,000        7,350,000
Wells Fargo & Company ........................           20,000        5,500,000
                                                                      ----------
                                                                      34,275,000
BANKS - MONEY CENTER - 1.5%
Chase Manhattan Corporation ..................          110,000       12,980,000

BEVERAGES - SOFT DRINK - 1.2%
PepsiCo, Inc. ................................          260,000       10,546,250

CHEMICALS - BASIC - 1.2%
Praxair, Inc. ................................          200,000       10,237,500

CHEMICALS - DIVERSIFIED - 1.4%
BF Goodrich Company ..........................          100,000        4,525,000
Monsanto Company .............................          200,000        7,800,000
                                                                      ----------
                                                                      12,325,000
CHEMICALS - SPECIALTY - 0.5%
Nalco Chemical Company .......................           95,000        3,805,938

COMPUTER HARDWARE - 3.0%
Compaq Computer Corporation* .................          200,000       14,950,000
International Business Machines
 Corporation .................................          100,000       10,593,750
                                                                      ----------
                                                                      25,543,750

                             See accompanying notes

                            STATEMENTS OF NET ASSETS
                               SEPTEMBER 30, 1997

                   SECURITY EQUITY FUND-EQUITY SERIES (continued)

                                                         NUMBER         MARKET
COMMON STOCKS (continued)                               OF SHARES       VALUE
--------------------------------------------------------------------------------
COMPUTERS - NETWORKING - 1.2%
3Com Corporation* ............................           60,000       $3,075,000
Cisco Systems, Inc.* .........................          100,000        7,306,250
Wang Laboratories, Inc. Warrants .............            2,369           15,398
                                                                      ----------
                                                                      10,396,648
COMPUTER SOFTWARE/SERVICES - 3.4%
BMC Software, Inc.* ..........................          135,000        8,741,250
Computer Sciences Corporation* ...............          100,000        7,075,000
Microsoft Corporation* .......................          100,000       13,231,250
                                                                      ----------
                                                                      29,047,500
ELECTRICAL EQUIPMENT - 2.3%
Emerson Electric Company .....................          100,000        5,762,500
General Electric Company .....................          200,000       13,612,500
                                                                      ----------
                                                                      19,375,000
ELECTRONICS - SEMICONDUCTORS - 2.0%
Intel Corporation ............................           90,000        8,308,125
Linear Technology Corporation ................           70,000        4,812,500
Xilinx, Inc.* ................................           70,000        3,543,750
                                                                      ----------
                                                                      16,664,375
ELECTRONICS - INSTRUMENTATION - 1.0%
Perkin-Elmer Corporation .....................          120,000        8,767,500
FINANCIAL - DIVERSE - 2.4%
Federal National Mortgage
 Association .................................          230,000       10,810,000
Federal Home Loan Mortgage
 Corporation .................................          270,000        9,517,500
                                                                      ----------
                                                                      20,327,500
FOODS - 2.6%
Conagra, Inc. ................................          160,000       10,560,000
CPC International, Inc. ......................          120,000       11,115,000
                                                                      ----------
                                                                      21,675,000
HEALTH CARE - DIVERSE - 3.1%
American Home Products Corporation ...........          150,000       10,950,000
Bristol-Myers Squibb Company .................          180,000       14,895,000
                                                                      ----------
                                                                      25,845,000
HOUSEHOLD PRODUCTS - 3.5%
Colgate-Palmolive Company ....................          150,000       10,453,125
Fort James Corporation .......................          200,000        9,162,500
Procter & Gamble Company .....................          150,000       10,359,375
                                                                      ----------
                                                                      29,975,000
INSURANCE - LIFE/HEALTH - 0.5%
Equitable Companies, Inc. ....................          108,500        4,455,281
INSURANCE - MULTI-LINE - 2.5%
American International Group, Inc. ...........          120,000      $12,382,500
Hartford Financial Services Group,
 Inc .........................................          100,000        8,606,250
                                                                      ----------
                                                                      20,988,750
INSURANCE - PROPERTY - 4.5%
Allstate Corporation .........................          175,000       14,065,625
Chubb Corporation ............................          160,000       11,370,000
St. Paul Companies, Inc. .....................          150,000       12,234,375
                                                                      ----------
                                                                      37,670,000
LODGING - HOTELS - 1.3%
Carnival Corporation (Cl. A) .................          240,000       11,100,000

MANUFACTURING - DIVERSIFIED - 7.8%
AlliedSignal, Inc. ...........................          320,000       13,600,000
Crane Company ................................          200,000        8,225,000
Textron, Inc. ................................           60,000        3,900,000
Tyco International, Ltd. .....................          192,532       15,799,657
U.S. Industries, Inc. ........................          510,000       14,790,000
United Technologies Corporation ..............          115,000        9,315,000
                                                                      ----------
                                                                      65,629,657
MEDICAL PRODUCTS & SUPPLIES - 4.5%
Baxter International, Inc. ...................          200,000       10,450,000
Becton, Dickinson & Company ..................          200,000        9,575,000
Boston Scientific Corporation* ...............          120,000        6,622,500
Medtronic, Inc. ..............................          240,000       11,280,000
                                                                      ----------
                                                                      37,927,500
NATURAL GAS - 1.2%
Coastal Corporation ..........................          170,000       10,412,500

OIL - INTERNATIONAL - 5.0%
Amoco Corporation ............................          100,000        9,637,500
Mobil Corporation ............................          140,000       10,360,000
Royal Dutch Petroleum Company
 NY Shares ...................................          200,000       11,100,000
Texaco, Inc. .................................          180,000       11,058,750
                                                                      ----------
                                                                      42,156,250
OIL & GAS - DRILLING & EQUIPMENT - 2.1%
Halliburton Company ..........................          170,000        8,840,000
Schlumberger, Ltd. ...........................          110,000        9,260,625
                                                                      ----------
                                                                      18,100,625
OIL & GAS - EXPLORATION & PRODUCTION - 1.4%
Louisiana Land & Exploration Company .........          150,000       11,746,875

                             See accompanying notes

                            STATEMENTS OF NET ASSETS
                               SEPTEMBER 30, 1997

                   SECURITY EQUITY FUND-EQUITY SERIES (continued)

                                                         NUMBER         MARKET
COMMON STOCKS (continued)                               OF SHARES       VALUE
--------------------------------------------------------------------------------
PERSONAL CARE - 1.0%
Gillette Company .............................          100,000       $8,631,250

PHARMACEUTICALS - 3.6%
Merck & Company, Inc. ........................           90,000        8,994,375
Schering-Plough Corporation ..................          220,000       11,330,000
SmithKline Beecham PLC ADR ...................          200,000        9,775,000
                                                                      ----------
                                                                      30,099,375
PHOTOGRAPHY / IMAGING - 1.2%
Xerox Corporation ............................          120,000       10,102,500

PUBLISHING - 1.2%
McGraw-Hill Companies, Inc. ..................          145,000        9,814,687

PUBLISHING - NEWSPAPER - 2.4%
Gannett Company, Inc. ........................           90,000        9,714,375
Tribune Company ..............................          200,000       10,662,500
                                                                      ----------
                                                                      20,376,875
RAILROADS - 1.4%
Canadian Pacific, Ltd. .......................          400,000       11,825,000

RETAIL - APPAREL - 0.9%
TJXCompanies, Inc. ...........................          260,000        7,946,250

RETAIL - BUILDING SUPPLIES - 1.2%
Sherwin-Williams Company .....................          350,000       10,303,125

RETAIL - DEPARTMENT STORES - 1.2%
Federated Department Stores, Inc.* ...........          235,000
                                                                      10,134,375
RETAIL - DRUG STORES - 2.3%
Rite Aid Corporation .........................          170,000        9,424,375
Walgreen Company .............................          400,000       10,250,000
                                                                      ----------
                                                                      19,674,375
RETAIL - FOOD CHAINS - 1.1%
Safeway, Inc.* ...............................          170,000        9,243,750

RETAIL - GENERAL MERCHANDISE - 0.9%
Dayton Hudson Corporation ....................          125,000        7,492,188

RETAIL - SPECIALTY - 3.9%
Payless ShoeSource, Inc.* ....................          225,000       13,429,687
Toys "R"Us, Inc.* ............................          300,000       10,650,000
Woolworth Corporation* .......................          400,000        8,850,000
                                                                      ----------
                                                                      32,929,687
SERVICES - ADVERTISING / MARKETING - 1.7%
Omnicom Group, Inc. ..........................          200,000       14,550,000

SERVICES - COMMERCIAL & CONSUMER - 0.9%
Viad Corporation .............................          400,000        7,625,000

WASTE MANAGEMENT - 0.9%
Waste Management, Inc. .......................          220,000       $7,686,250
                                                                      ----------
 Total common stocks - 93.8% .................                       794,202,524
 Cash and other assets,
   less liabilities - 6.2% ...................                        52,653,715
                                                                      ----------
 Total net assets - 100.0% ...................                      $846,856,239
                                                                      ==========
                      SECURITY EQUITY FUND - GLOBAL SERIES
PREFERRED STOCKS

GERMANY - 0.8%

Sto AG .......................................              758       $  309,005

COMMON STOCKS

AUSTRALIA - 3.4%
Foster's Brewing Group, Ltd. .................          400,000          842,892
QBE Insurance Group, Ltd.* ...................           66,425          418,042
                                                                      ----------
                                                                       1,260,934
AUSTRIA - 4.3%

Bohler-Uddeholm AG ...........................           11,400          958,432
Wienerberger Bastoffindustrie AG .............            3,100          646,702
                                                                      ----------
                                                                       1,605,134
BRAZIL - 1.3%
Aracruz Cellulose S.A. ADR ...................           23,350          480,134

CANADA - 7.0%
Bombardier, Inc. `B' .........................           26,800          542,686
Hudson's Bay Company .........................           13,200          351,777
Imax Corporation* ............................           28,800          748,800
Noranda Forest, Inc. .........................           36,400          247,448
Tarragon Oil & Gas, Ltd.* ....................           24,600          277,533
Yogen Fruz World-Wide, Inc.* .................           72,600          430,533
                                                                      ----------
                                                                       2,598,777
CHILE - 0.8%
Banco Santander ADR ..........................           11,100          163,725
Maderas y Sinteticos Sociedad
 Anonima S.A. ADR ............................           10,500          147,000
                                                                      ----------
                                                                         310,725
                             See accompanying notes

                            STATEMENTS OF NET ASSETS
                               SEPTEMBER 30, 1997

                   SECURITY EQUITY FUND-GLOBAL SERIES (continued)

                                                         NUMBER         MARKET
COMMON STOCKS (continued)                               OF SHARES       VALUE
--------------------------------------------------------------------------------
FRANCE - 5.9%
Alcatel Alsthom ..............................            2,570       $  341,817
Elf Aquitaine S.A. ADR .......................            8,500          566,844
Lafarge ......................................            6,600          483,745
Sidel S.A ....................................            2,520          165,247
Usinor Sacilor* ..............................           32,600          658,900
                                                                      ----------
                                                                       2,216,553
GERMANY - 4.1%
Continental AG ...............................           12,300          316,660
Deutsche Bank AG .............................            9,800          690,255
Hoechst AG ...................................            2,500          110,974
Volkswagon AG* ...............................              590          409,883
                                                                      ----------
                                                                       1,527,772
GREECE - 1.2%
Hellenic Tellecom ............................           11,900          298,204
Michaniki S.A ................................           19,080          155,272
                                                                      ----------
                                                                         453,476
HONG KONG - 1.4%
JCG Holdings, Ltd. ...........................          320,000          252,245
National Mutual Asia, Ltd. ...................          272,000          291,736
                                                                      ----------
                                                                         543,981
INDONESIA - 1.4%
HM Sampoerna* ................................           84,000          173,394
PT Tambang Timah .............................          250,500          369,621
                                                                      ----------
                                                                         543,015
IRELAND - 4.0%
Allied Irish Banks Plc .......................           38,900          343,664
Elan Corporation Plc ADR* ....................            3,700          185,231
Jefferson Smurfit ............................          212,900          712,688
Ryanair Holdings PLC* ........................           41,900          240,884
                                                                      ----------
                                                                       1,482,467
ITALY - 1.6%
Industrie Natuzzi S.p.a. ADR .................           11,300          267,669
Telecom Italia ...............................           47,100          314,782
                                                                      ----------
                                                                         582,451
JAPAN - 6.6%
Acom Company, Ltd. ...........................            4,700          244,869
Amway Japan, Ltd. ............................            7,300          209,211
Douter Coffee Company, Ltd.* .................            4,500          129,338
Maruco Company, Ltd. .........................            2,200           10,751
Matsushita Electric Industrial
 Company, Ltd. ...............................           12,000          216,682
Mitsubishi Estate Company,Ltd ................           20,000          291,560
Nippon Steel Corporation .....................           84,000          185,074

JAPAN (CONTINUED)
Omron Corporation ............................            7,000       $  146,691
Sony Corporation .............................            3,400          321,047
Sumitomo Electric Industries .................            9,000          128,965
Tiemco, Ltd.* ................................            3,300           55,214
Tokyo Electron, Ltd. .........................            6,000          366,272
Yamato Kogyo Company, Ltd. ...................           16,000          141,804
                                                                      ----------
                                                                       2,447,478
MALAYSIA - 1.1%
Austral Enterprises* .........................           33,000           51,411
Kuala Lumpur Kepong* .........................           73,000          180,161
Tanjong PLC ..................................           81,000          173,667
                                                                      ----------
                                                                         405,239
MEXICO - 2.3%
Cemex S.A. de C.V. "B"* ......................           48,400          289,758
Grupo Financiero Banamex "B"* ................          107,000          337,147
Grupo Financiero Bancomer
 S.A. de C.V.* ...............................          355,000          241,977
                                                                      ----------
                                                                         868,882
NETHERLANDS - 1.0%
Ahrend NV* ...................................            1,600           55,092
Philips Electronics N.V ......................            3,950          334,360
                                                                      ----------
                                                                         389,452
NEW ZEALAND - 2.5%
Brierley Investments, Ltd. ...................          361,100          312,010
Carter Holt Harvey, Ltd. .....................          110,600          239,973
Fletcher Challenge Building, Ltd. ............          113,000          368,856
                                                                      ----------
                                                                         920,839
NORWAY - 1.6%
Saga Petroleum AS ............................           27,800          588,069
PHILIPPINES - 0.8%
C & P Homes, Inc. ............................        1,397,450          134,253
Ionics Circuit* ..............................           34,200          155,274
                                                                      ----------
                                                                         289,527
POLAND - 1.2%
Elektrim S.A .................................           18,000          201,636
Wedel S.A ....................................            4,239          247,965
                                                                      ----------
                                                                         449,601
SPAIN - 1.8%
Adolfo Dominguez S.A.* .......................            6,900          241,918
Banco Popular Espanol S.A ....................            3,600          231,681
Tele Pizza S.A.* .............................            2,700          188,241
                                                                      ----------
                                                                         661,840
                             See accompanying notes

                            STATEMENTS OF NET ASSETS
                               SEPTEMBER 30, 1997

                   SECURITY EQUITY FUND-GLOBAL SERIES (continued)

                                                         NUMBER         MARKET
COMMON STOCKS (continued)                               OF SHARES       VALUE
--------------------------------------------------------------------------------
SWEDEN - 3.4%
Castellum AB* ................................           33,000       $  317,707
Hufvudstaden* ................................           19,200           96,475
Industrial & Financial Systems,
 IFS AB* .....................................           55,300          306,312
S,K.F. AB "B"* ...............................           10,800          314,779
Skandianviska Enskiilda Banken ...............           18,900          229,318
                                                                      ----------
                                                                       1,264,591
SWITZERLAND - 2.6%
Nestle S.A ...................................              226          315,282
Novartis AG ..................................              190          291,749
Saurer AG* ...................................              440          349,328
                                                                      ----------
                                                                         956,359
UNITED KINGDOM - 11.5%
Aegis Group PLC ..............................          222,500          234,525
D.F.S. Furniture Company PLC .................           29,600          291,677
George Wimpey PLC ............................          212,000          417,807
Grand Metropolitan PLC .......................           28,800          275,419
Harvey Nichols PLC ...........................           22,800          105,705
Inchcape PLC .................................           82,100          381,295
Oriflame International S.A ...................           12,000           93,048
PizzaExpress PLC .............................           25,400          329,275
Polypipe PLC .................................           74,300          259,252
Provident Financial PLC ......................           27,300          298,118
Regent Inns PLC* .............................           22,200          106,152
Rio Tinto PLC ................................           13,800          220,807
Royal Bank of Scotland* ......................           25,900          288,897
Tomkins PLC ..................................           69,000          389,562
Vodafone Group PLC ...........................           53,400          286,823
Whitbread PLC* ...............................           23,000          298,720
                                                                      ----------
                                                                       4,277,082
UNITED STATES - 21.4%
Ace, Ltd. ....................................            2,000          188,000
Adaptec, Inc.* ...............................            4,700          219,431
AlliedSignal, Inc. ...........................            3,200          136,000
Allstate Corporation .........................            1,400          112,525
BJ Services Company* .........................            1,900          141,075
Boeing Company ...............................            2,400          130,650
Borders Group, Inc.* .........................            6,000          165,000
Bristol-Myers Squibb Company .................            2,000          165,500
CVS Corporation ..............................            2,800          159,250
Cardinal Health, Inc. ........................            2,000          142,000
Case Corporation .............................            2,400          159,900
Chase Manhattan Corporation ..................            1,400          165,200
Citicorp .....................................            1,200          160,725
Conseco, Inc. ................................            3,200          156,200
Costco Companies, Inc.* ......................            4,200          157,894

UNITED STATES (CONTINUED)
Cymer, Inc.* .................................            4,500       $  123,047
Dana Corporation .............................            3,300          162,938
Data General Corporation* ....................            5,300          141,113
Diamond Offshore Drilling, Inc. ..............            2,400          132,450
Disney (Walt) Productions ....................            1,800          145,125
Dover Corporation ............................            2,700          183,263
EMC Corporation* .............................            3,100          180,963
Equity Residential Properties Trust ..........            2,600          141,863
Federal National Mortgage
 Association .................................            3,500          164,500
Fort James Corporation .......................            4,300          196,994
Gap, Inc. ....................................            3,300          165,206
General Electric Company .....................            2,300          156,544
Georgia Pacific Corporation ..................            1,700          177,438
Global Industries, Ltd.* .....................            3,600          143,775
Ingersoll-Rand Company .......................            3,150          135,647
LSI Logic Corporation ........................            3,100           99,588
Lilly, (Eli) and Company .....................            1,300          156,894
Mobil Corporation ............................            1,800          133,200
NAC Re Corporation ...........................            3,000          154,125
NationsBank Corporation ......................            1,900          117,563
Nu Skin Asia, Inc.* ..........................            6,300          121,669
PepsiCo, Inc. (New) ..........................            3,900          146,250
Perkin Elmer Corporation .....................            1,500          109,594
Pfizer, Inc. .................................            2,100          126,131
Procter & Gamble Company .....................            2,000          138,125
Reynolds Metals Company ......................            2,200          155,788
Rite Aid Corporation .........................            3,400          188,488
Rofin-Sinar Technologies, Inc.* ..............           11,300          187,863
Safeway, Inc.* ...............................            2,400          130,500
Structural Dynamics
 Research Corporation* .......................            6,000          154,125
Texaco, Inc. .................................            2,800          172,025
Tyco International, Ltd. .....................            2,100          172,331
UNUM Corporation .............................            3,600          164,250
Union Planters Corporation ...................            2,600          145,275
United Healthcare Corporation ................            3,000          150,000
Valero Energy Corporation ....................            4,900          160,781
Warner-Lambert Company .......................            3,000          161,925
                                                                      ----------
                                                                       7,956,706
                                                                      ----------
Total common stocks - 94.2% ..................                        35,081,084
                                                                      ----------
Total investments - 95.0% ....................                        35,390,089
Cash and other assets,
  less liabilities - 5.0% ....................                         1,864,410
                                                                      ----------
Total net assets - 100.0% ....................                       $37,254,499
                                                                      ==========

                             See accompanying notes

                            STATEMENTS OF NET ASSETS
                               SEPTEMBER 30, 1997

                   SECURITY EQUITY FUND-GLOBAL SERIES (continued)

INVESTMENT CONCENTRATION
At September 30, 1997, Global Series' investment concentration, by industry, was as follows:
Banking .........................................................           8.0%
Capital Equipment ...............................................          10.2%
Construction and Housing ........................................           1.9%
Consumer Durables ...............................................           5.7%
Consumer Nondurables ............................................           9.5%
Electrical and Electronics ......................................           3.7%
Energy Sources ..................................................           5.8%
Financial Services ..............................................           7.8%
Healthcare ......................................................           4.3%
Materials .......................................................          17.8%
Merchandising ...................................................           6.6%
Multi-Industry ..................................................           3.4%
Real Estate .....................................................           2.3%
Services ........................................................           3.3%
Telecommunications ..............................................           2.4%
Trade ...........................................................           1.6%
Transportation ..................................................           0.7%
Cash and other assets, less liabilities .........................           5.0%
                                                                      ----------
                                                                          100.0%
                                                                      ==========
                  SECURITY EQUITY FUND-ASSET ALLOCATION SERIES

                                                         NUMBER         MARKET
                                                        OF SHARES       VALUE
--------------------------------------------------------------------------------
CORPORATE BONDS

BROKERAGE - 0.7%
Merrill Lynch & Company, Inc.,
 8.00% - 2007 ................................       $   50,000       $   54,375

FINANCIAL SERVICES - 0.3%

MCN Investment Corporation,
 6.32% - 2003 ................................           25,000           24,781

INDUSTRIAL SERVICES - 9.7%
Rite Aid Corporation, 6.70% - 2001 ...........          125,000          125,938
Sun Company, 7.125% - 2004 ...................          300,000          306,375
Xerox Corporation, 8.125% - 2002 .............          300,000          320,250
                                                                      ----------
                                                                         752,563
INSURANCE - 2.0%
Hartford Life, Inc., 7.10% - 2007 ............          150,000          153,375

RENTAL AUTO/EQUIPMENT - 2.0%
Hertz Corporation, 7.00% - 2004 ..............          150,000          152,250
                                                                      ----------
 Total corporate bonds - 14.7% ...............                         1,137,344

                                                         NUMBER         MARKET
COMMON STOCKS                                           OF SHARES       VALUE
--------------------------------------------------------------------------------
AMERICAN GOLD - 9.9%
Barrick Gold Corporation .....................            6,000       $  148,500
Battle Mountain Gold Company .................           14,000          100,625
Echo Bay Mines, Ltd. .........................           16,000           91,000
Hecla Mining Company* ........................            4,000           24,250
Homestake Mining Company .....................            6,000           91,875
Newmont Mining Corporation ...................            3,000          134,813
Placer Dome, Inc. ............................            8,000          153,000
Stillwater Mining Company* ...................            1,000           21,312
                                                                      ----------
                                                                         765,375
BROADCAST MEDIA - 1.4%
A.H. Belo Corporation ........................              300           14,550
TCI Satellite Entertainment, Inc.* ...........              240            1,815
Tele-Communications, Inc.* ...................            2,400           49,200
U.S. West Media Group* .......................            2,000           44,625
                                                                      ----------
                                                                         110,190
ENTERTAINMENT - 1.6%
King World Productions, Inc. .................              600           25,950
Time Warner, Inc. ............................            1,000           54,187
Viacom, Inc.* ................................              600           18,863
The Walt Disney Company ......................              300           24,188
                                                                      ----------
                                                                         123,188
GAMING & LOTTERY - 2.4%
Circus Circus Enterprises, Inc.* .............            1,400           35,262
Harrah's Entertainment, Inc.* ................            2,100           47,119
International Game Technology, Inc. ..........            2,300           52,325
Mirage Resorts, Inc.* ........................            1,750           52,719
                                                                      ----------
                                                                         187,425
LEISURE TIME PRODUCTS - 0.9%
Brunswick Corporation ........................            1,200           42,300
Callaway Golf Company ........................              700           24,413
                                                                      ----------
                                                                          66,713
LONG TERM CARE - 2.1%
Beverly Enterprises* .........................            1,100           19,113
Genesis Health Ventures, Inc.* ...............            1,000           38,937
Healthsouth Corporation* .....................              750           20,016
Health Care and Retirements
 Corporation* ................................              500           18,594
Horizon/CMS Healthcare
 Corporation* ................................              950           21,256
Integrated Health Services, Inc. .............              700           23,406
Mariner Health Group, Inc.* ..................            1,450           22,837
                                                                      ----------
                                                                         164,159
                             See accompanying notes

                            STATEMENTS OF NET ASSETS
                               SEPTEMBER 30, 1997

            SECURITY EQUITY FUND-ASSET ALLOCATION SERIES (continued)
                                                         NUMBER         MARKET
COMMON STOCKS (continued)                               OF SHARES       VALUE
--------------------------------------------------------------------------------
MANAGED CARE - 1.6%
Express Scripts, Inc.* .......................              500       $   26,938
Healthcare Compare Corporation* ..............              500           31,938
Oxford Health Plans* .........................              350           26,206
Pacificare Health Systems, Inc.* .............              250           17,031
United Healthcare Corporation ................              400           20,000
                                                                      ----------
                                                                         122,113
NETWORKING - 2.5%
Bay Networks, Inc.* ..........................            1,500           57,938
Cabletron Systems, Inc.* .....................            1,500           48,000
Cisco Systems, Inc.* .........................              500           36,531
3Com Corporation* ............................            1,000           51,250
                                                                      ----------
                                                                         193,719
PERIPHERALS - 2.2%
EMC Corporation* .............................              500           29,188
Iomega Corporation* ..........................            1,000           26,125
Lexmark International Group, Inc.* ...........              800           26,400
Quantum Corporation* .........................              800           30,650
Read-Rite Corporation* .......................              700           17,150
Seagate Technology, Inc.* ....................              400           14,450
Storage Technology Corporation* ..............              600           28,687
                                                                      ----------
                                                                         172,650
RESTAURANTS - 2.6%
Applebees International, Inc. ................              600           15,000
Brinker International, Inc.* .................            1,700           30,281
CKE Restaurants, Inc. ........................            1,500           63,000
Cracker Barrel Old Country Store, Inc. .......              700           22,663
McDonalds Corporation ........................              400           19,050
Outback Steakhouse, Inc.* ....................            1,100           30,387
Wendy's International, Inc. ..................            1,000           21,250
                                                                      ----------
                                                                         201,631
STEEL - 1.8%
Allegheny Teledyne, Inc. .....................              500           14,312
Carpenter Technology Corporation .............              400           19,800
Cleveland-Cliffs, Inc. .......................            1,300           56,713
Quanex Corporation ...........................            1,000           35,063
Steel Technologies, Inc. .....................            1,000           12,437
                                                                      ----------
                                                                         138,325
TELECOMMUNICATIONS - 2.3%
Ameritech Corporation ........................              600       $   39,900
Bell Atlantic Corporation ....................              807           64,913
Bellsouth Corporation ........................              500           23,125
GTE Corporation ..............................              500           22,688
SBC Communication, Inc. ......................              292           17,921
Southern New England
 Telecommunications Corporation ..............              300           12,281
                                                                      ----------
                                                                         180,828
TRUCKING - 1.8%
Caliber System, Inc. .........................              700           37,975
Rollings Truck Leasing Corporation ...........            1,500           25,594
Ryder System, Inc. ...........................              650           23,359
USFreightways Corporation ....................              800           26,900
Werner Enterprises, Inc. .....................            1,100           26,675
                                                                      ----------
                                                                         140,503
TRUCKING PARTS & SUPPLIES - 2.4%
Cummins Engine Company, Inc. .................              600           46,837
Navistar International
 Corporation* ................................            3,000           82,875
PACCAR, Inc. .................................            1,000           56,000
                                                                      ----------
                                                                         185,712
                                                                      ----------
 Total common stocks - 35.5% .................                         2,752,531

U.S. GOVERNMENT AGENCIES

FEDERAL HOME LOAN MORTGAGES - 1.9%
 7.00% - 2020 ................................       $  100,000          100,268
 7.00% - 2021 ................................       $   50,000           49,770
                                                                      ----------
                                                                         150,038
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 2.8%
 6.50% - 2018 ................................       $   50,000           49,227
 6.95% - 2020 ................................       $  130,000          129,284
 7.50% - 2020 ................................       $   40,000           40,657
                                                                      ----------
                                                                         219,168
                                                                      ----------
Total U.S. government & government
 agencies - 4.7% ...........................                             369,206

                             See accompanying notes

                            STATEMENTS OF NET ASSETS
                               SEPTEMBER 30, 1997

            SECURITY EQUITY FUND-ASSET ALLOCATION SERIES (continued)
                                                         NUMBER         MARKET
REAL ESTATE INVESTMENT TRUSTS                           OF SHARES       VALUE
--------------------------------------------------------------------------------
American Health Properties, Inc. .............              700       $   17,150
Avalon Properties, Inc. ......................              600           17,850
CBL & Associates Properties, Inc. ............              700           18,156
Duke Realty Investments, Inc. ................              900           20,531
Equity Residential Properties Trust ..........              400           21,825
Federal Realty Investment Trust ..............              650           16,372
General Growth Property, Inc. ................              550           20,350
Glimcher Realty Trust ........................              850           19,497
Health Care Property Investors, Inc. .........              500           19,375
Kimco Realty Corporation .....................              600           20,888
Merry Land & Investment Company ..............              800           17,650
New Plan Realty Trust ........................              800           18,900
Post Properties, Inc. ........................              450           17,888
Public Storage, Inc. .........................              600           17,775
Security Capital Pacific Trust ...............              800           18,800
Simon Debartolo Group, Inc ...................              600           19,800
Spieker Properties, Inc. .....................              500           20,281
United Realty Trust Dominion .................            1,200           18,000
Washington Real Estate Investment
 Trust .......................................            1,000           17,000
Weingarten Realty Investors ..................              400           15,975
                                                                      ----------
 Total real estate investment
   trusts - 4.8% .............................                           374,063

FOREIGN STOCKS

BELGIUM - 5.7%
Cementbedrijven Cimenteries ..................              800           70,025
Compagnie Benelux Pariabas SA
 (COBEPA) ....................................              200            8,671
Delhaize - Le Lion ...........................              800           39,513
Electrabel ...................................              150           31,445
Fortis AG ....................................              300           60,092
Gevaert NV ...................................              400           17,342
Petrofina SA .................................              150           58,754
Royale Belgium ...............................              250           65,100
Solvay SA ....................................            1,500           90,550
                                                                      ----------
                                                                         441,492
DENMARK - 3.5%
A/S Dampskibsselskabet Svendborg .............                1           72,121
A/S Forsikringsselskabet Codan ...............               45            6,190
Akeiselskabet Potagua ........................              140            4,476
Bang & Olufsen Holding A/S ...................               82            4,877
BG Bank A/S ..................................              133            7,614
Carlsberg A/S ................................              197           10,780
Cheminova Holding A/S ........................              214            5,692

DENMARK (CONTINUED)
D/S Norden A/S ...............................               35       $    4,996
Danisco A/S ..................................              244           13,897
Danske Traelast ..............................               54            4,858
Den Danske Bank ..............................              245           26,705
Finansierings Instituttet for Industri
 og Handvaerk A/S ............................              189            4,918
Finansieringsselskabet Gefion A/S ............              240            5,175
FLS Industries A/S ...........................              212            6,305
ISS International Service System A/S .........              148            4,864
J. Lauritzen Holdings A/S* ...................               89            9,132
Jyske Bank A/S ...............................               61            5,724
Korn-OG Foderstof Kompagniet A/S .............              153            4,778
Novo Nordisk A/S .............................              263           29,410
Radiometer A/S ...............................               94            4,389
Sophus Berendsen A/S .........................               88           14,105
Sydbank A/S ..................................              108            4,995
Tele Danmark A/S .............................               94            4,948
Topdanmark A/S* ..............................               30            4,417
Tryg-Baltica Forsikring A/S ..................              128            7,309
                                                                      ----------
                                                                         272,675
GERMANY - 7.2%
Allianz AG Holding ...........................              360           87,096
BASF AG ......................................            1,081           39,110
Bayer AG .....................................              735           29,255
Continental AG ...............................              202            5,192
Daimler-Benz AG ..............................              850           70,240
Degussa AG ...................................              140            7,681
Deutsche Bank AG .............................              692           48,584
Dresdner Bank AG .............................            1,211           55,607
Friedrich Grohe AG-Vorzugsak .................                7            1,994
Heidelberger Zement AG .......................               87            6,997
Hochtief AG ..................................              180            8,286
Linde AG .....................................               14            9,829
Merck KGAA ...................................              187            7,200
Muenchener Rueckversicherungs-
 Gesellschaft AG .............................               70           23,614
Preussag AG ..................................               72           20,179
SAP AG .......................................              122           31,360
Siemens AG ...................................            1,038           70,025
Veba AG ......................................              634           36,991
                                                                      ----------
                                                                         559,240
                             See accompanying notes

                            STATEMENTS OF NET ASSETS
                               SEPTEMBER 30, 1997

            SECURITY EQUITY FUND-ASSET ALLOCATION SERIES (continued)
                                                         NUMBER         MARKET
FOREIGN STOCKS (continued)                              OF SHARES       VALUE
--------------------------------------------------------------------------------
ITALY - 4.9%
Assicurazioni Gererali .......................            2,475       $   55,935
Banco Commerciale Italiane ...................           11,000           31,617
Edison SPA ...................................            4,000           21,534
Fiat SPA .....................................            7,700           27,487
Ina - Instituto Naz Assicuraz ................           16,638           26,563
Instituto Mobiliare Italiano .................            3,208           34,429
Mediobanca ...................................            3,500           27,381
Montedison SPA ...............................           29,600           21,613
Telecom Italia Mobile SPA ....................           18,821           74,710
Telecom Italia - SPA .........................            8,333           55,532
                                                                      ----------
                                                                         376,801
JAPAN - 11.8%
All Nippon Airways Company, Ltd. .............            2,000           11,182
Asahi Glass Company, Ltd. ....................            2,000           15,539
Chubu Electric Power Company, Inc. ...........              400            6,792
Fuji Bank, Ltd. ..............................            1,000           11,016
Fujitsu, Ltd. ................................            2,000           25,014
Hitachi, Ltd. (Hit. Seisakusho) ..............            3,000           26,091
Industrial Bank of Japan .....................            2,000           24,849
Kansai Electric Power Company ................            1,400           24,932
Kawasaki Heavy Industries ....................            4,000           13,816
Kawasaki Steel Corporation ...................            5,000            9,567
Kinki Nippon Railway .........................            2,000           11,414
Kirin Brewery Company, Ltd. ..................            1,000            8,233
Kyocera Corporation ..........................              100            6,535
Marubeni Corporation .........................            3,000            9,940
Marui Company, Ltd. ..........................            1,000           16,483
Matsushita Electric Industrial
 Company, Ltd. ...............................            2,000           36,114
Mitsubishi Corporation .......................            4,000           38,764
Mitsubishi Estate Company Limited ............            1,000           14,578
Mitsubishi Heavy Industrial, Ltd. ............            4,000           21,900
Mitsubishi Motors Corporation ................            2,000           10,271
Mitsubishi Trust & Bank ......................            1,000           15,572
Mitsui Fudosan Company, Ltd. .................            1,000           12,176
NEC Corporation ..............................            2,000           24,352
Nippon Steel Corporation .....................            6,000           13,220
Nissan Motor Company, Ltd. ...................            2,000           11,927
Normura Securities Company, Ltd. .............            2,000           26,008
NSK Limited ..................................            4,000           17,096
Sekisui House, Ltd. ..........................            4,000           38,102
Sharp Corporation ............................            2,000           18,222
Shin-Etsu Chemical Company ...................            1,000           27,499
Sony Corporation .............................              100            9,443
Sumitomo Bank ................................            4,000           60,300
Sumitomo Chemical Company ....................            6,000           22,016
The Bank of Tokyo-Mitsubishi .................            3,000           57,152
Tokio Marine & Fire Insurance
 Company .....................................            2,000           24,021
Tokyo Electric Power .........................            2,700           51,884
Tokyu Corporation ............................            4,000           19,216
Toshiba Corporation ..........................            3,000           15,207
Toyoda Automatic Loom Works ..................            1,000           19,879
Toyota Motor Corporation .....................            3,000           91,941
                                                                      ----------
                                                                         918,263
                                                                      ----------
 Total foreign stocks - 33.1% ................                         2,568,471

TEMPORARY CASH INVESTMENTS

MONEY MARKET FUNDS - 3.2%
 Chase Master Note Program ...................          251,000          251,000

FEDERAL MORTGAGE CORPORATION - 3.9%
 5.20% - 10-21-97 ............................       $  300,000          299,133
                                                                      ----------
 Total temporary cash investments - 7.1% .....                           550,133
                                                                      ----------
 Total investments - 99.9% ...................                         7,751,748
 Cash and other assets,
   less liabilities - 0.1% ...................                             5,632
                                                                      ----------
 Total net assets - 100% .....................                        $7,757,380
                                                                      ==========
                 SECURITY EQUITY FUND - SOCIAL AWARENESS SERIES
COMMON STOCKS
AUTO PARTS & EQUIPMENT - 1.4%
Snap-On, Inc. ................................            2,900       $  133,581
BANKS - MAJOR REGIONAL - 5.5%
Banc One Corporation .........................            2,400          133,950
Bank of New York Company, Inc. ...............            2,900          139,200
Northern Trust Corporation ...................            2,600          153,725
Wells Fargo & Company ........................              400          110,000
                                                                      ----------
                                                                         536,875
BEVERAGES - SOFT DRINK - 4.1%
Coca-Cola Company ............................            4,200          255,938
PepsiCo, Inc. ................................            3,600          146,025
                                                                      ----------
                                                                         401,963
                             See accompanying notes

                            STATEMENTS OF NET ASSETS
                               SEPTEMBER 30, 1997

            SECURITY EQUITY FUND-SOCIAL AWARENESS SERIES (continued)
                                                         NUMBER         MARKET
COMMON STOCKS (continued)                               OF SHARES       VALUE
--------------------------------------------------------------------------------
CHEMICALS - BASIC - 1.1%
Praxair, Inc. ................................            2,200       $  112,612

CHEMICALS - SPECIALTY - 0.8%
Sigma-Aldrich Corporation ....................            2,500           82,344

COMMUNICATION EQUIPMENT - 0.9%
Tellabs, Inc.* ...............................            1,700           87,550

COMPUTER HARDWARE - 4.0%
Compaq Computer Corporation* .................            2,000          149,500
Hewlett-Packard Company ......................            2,000          139,125
Sun Microsystems, Inc.* ......................            2,300          107,669
                                                                      ----------
                                                                         396,294
COMPUTER NETWORKING - 2.3%
3Com Corporation* ............................            2,000          102,500
Cisco Systems, Inc.* .........................            1,700          124,206
                                                                      ----------
                                                                         226,706
COMPUTER PERIPHERALS - 0.4%
Seagate Technology, Inc.* ....................            1,100           39,738

COMPUTER SOFTWARE/SERVICES - 5.7%
BMC Software, Inc.* ..........................            1,900          123,025
Electronics for Imaging, Inc.* ...............            1,300           66,300
Microsoft Corporation* .......................            2,100          277,856
PeopleSoft, Inc.* ............................            1,600           95,600
                                                                      ----------
                                                                         562,781
DISTRIBUTION - FOOD & HEALTH - 1.0%
Cardinal Health, Inc .........................            1,350           95,850

ELECTRICAL EQUIPMENT - 2.8%
Sanmina Corporation* .........................            1,500          129,844
Solectron Corporation* .......................            3,200          142,400
                                                                      ----------
                                                                         272,244
ELECTRONICS - INSTRUMENTATION - 0.7%
Perkin-Elmer Corporation .....................            1,000           73,063

ELECTRONICS - SEMICONDUCTORS - 6.5%
Analog Devices, Inc.* ........................            3,200          107,200
Atmel Corporation* ...........................            2,600           94,737
Intel Corporation ............................            3,600          332,325
Xilinx, Inc.* ................................            2,100          106,313
                                                                      ----------
                                                                         640,575
FINANCIAL - DIVERSE - 5.0%
Federal Home Loan Mortgage
 Corporation .................................            3,500          123,375
Federal National Mortgage Association ........            2,600          122,200
Finova Group, Inc. ...........................            1,400          132,475
SunAmerica, Inc. .............................            3,000          117,563
                                                                      ----------
                                                                         495,613
FOODS - 1.0%
Interstate Bakeries Corporation ..............            1,500       $  102,844

HEALTH CARE - DIVERSE - 1.6%
Johnson & Johnson ............................            2,800          161,350

HEALTH CARE - MANAGED CARE - 1.2%
Oxford Health Plans, Inc.* ...................            1,600          119,800

HEALTH CARE - SPECIALIZED SERVICES - 1.0%
Quintiles Transnational Corporation* .........            1,200          101,100

HOUSEHOLD FURNISHINGS & APPLIANCES - 1.5%
Leggett & Platt, Inc. ........................            3,400          151,512

HOUSEHOLD PRODUCTS - 5.5%
Clorox Company ...............................            1,800          133,425
Colgate-Palmolive Company ....................            1,800          125,438
Kimberly-Clark Corporation ...................            1,500           73,406
Procter & Gamble Company .....................            3,000          207,187
                                                                      ----------
                                                                         539,456
INSURANCE - MULTI-LINE - 1.9%
American International Group, Inc. ...........            1,800          185,737

INSURANCE - PROPERTY - 1.4%
Chubb Corporation ............................            2,000          142,125

LEISURE TIME PRODUCTS - 0.9%
Mattel, Inc. .................................            2,700           89,437

MACHINERY - DIVERSE - 1.2%
Deere & Company ..............................            2,200          118,250

MANUFACTURING - DIVERSIFIED - 1.2%
Illinois Tool Works, Inc. ....................            2,400          120,000

MANUFACTURING - SPECIALIZED - 2.1%
Sealed Air Corporation* ......................            1,900          104,381
United States Filter Corporation* ............            2,400          103,350
                                                                      ----------
                                                                         207,731
MEDICAL PRODUCTS & SUPPLIES - 1.7%
Guidant Corporation ..........................            2,900          162,400

NATURAL GAS - 0.8%
Sonat, Inc. ..................................            1,600           81,400

OFFICE EQUIPMENT & SUPPLIES - 1.2%
Corporate Express, Inc.* .....................            5,500          116,187

OIL & GAS - EXPLORATION/PRODUCTION - 2.2%
Anadarko Petroleum Corporation ...............            1,400          100,538
Apache Corporation ...........................            2,600          111,475
                                                                      ----------
                                                                         212,013

                             See accompanying notes

                            STATEMENTS OF NET ASSETS
                               SEPTEMBER 30, 1997

            SECURITY EQUITY FUND-SOCIAL AWARENESS SERIES (continued)
                                                         NUMBER         MARKET
COMMON STOCKS (continued)                               OF SHARES       VALUE
--------------------------------------------------------------------------------
PHARMACEUTICALS - 5.0%
Dura Pharmaceuticals, Inc.* ..................            2,000       $   87,250
Merck & Company, Inc. ........................            2,500          249,844
Schering-Plough Corporation ..................            3,000          154,500
                                                                      ----------
                                                                         491,594
RESTAURANTS - 1.8%
Papa John's International, Inc.* .............            2,350           80,341
Starbucks Corporation* .......................            2,400          100,350
                                                                      ----------
                                                                         180,691
RETAIL - APPAREL - 1.1%
TJX Companies, Inc. ..........................            3,400          103,912

RETAIL - DEPARTMENT STORES - 2.4%
Kohl's Corporation* ..........................            1,500          106,500
Proffitt's, Inc.* ............................            2,200          130,350
                                                                      ----------
                                                                         236,850
RETAIL - DRUG STORES - 1.3%
Walgreen Company .............................            4,800          123,000

RETAIL - GENERAL MERCHANDISE - 1.5%
Dayton Hudson Corporation ....................            2,400          143,850

RETAIL - SPECIALTY - 2.9%
Staples, Inc.* ...............................            4,900          135,363
Tiffany & Company ............................            1,700           72,250
Woolworth Corporation ........................            3,500           77,437
                                                                      ----------
                                                                         285,050
SAVINGS & LOAN - 1.5%
Ahmanson (H.F.) & Company ....................            2,600          147,713

SERVICES - ADVERTISING/MARKETING - 1.5%
Omnicom Group, Inc. ..........................            2,000          145,500

SERVICES - COMMERCIAL & CONSUMER - 2.9%
Apollo Group, Inc.* ..........................            3,000          127,125
Service Corporation International ............            1,900           61,156
Sylvan Learning Systems, Inc.* ...............            2,250           98,719
                                                                      ----------
                                                                         287,000
SERVICES - DATA PROCESSINGS - 1.9%
Automatic Data Processing, Inc. ..............            1,600           80,000
Paychex, Inc. ................................            3,150          109,856
                                                                      ----------
                                                                         189,856
TEXTILES - APPAREL - 1.2%
Jones Apparel Group, Inc.* ...................            2,200          118,800
                                                                      ----------
 Total common stocks - 93.6% .................                         9,222,947
 Cash and other assets,
   less liabilities - 6.4% ...................                           626,997
                                                                      ----------
 Total net assets - 100.0% ...................                        $9,849,944
                                                                      ==========
                        SECURITY EQUITY FUND-VALUE SERIES
COMMON STOCKS

AIR FREIGHT - 2.0%
Old Dominion Freight Line, Inc.* .............            8,500       $  163,625

BANKS - MAJOR REGIONAL - 2.7%
Bank of New York Company, Inc. ...............              900           43,200
Northern Trust Corporation ...................            1,600           94,600
Wells Fargo & Company ........................              300           82,500
                                                                      ----------
                                                                         220,300
BEVERAGES - ALCOHOLIC - 1.1%
Canandaigu Brands, Inc. (Cl. A)* .............            1,900           89,538

CHEMICALS - SPECIALTY - 7.0%
Dexter Corporation ...........................            2,400           96,150
M.A. Hanna Company ...........................            9,000          239,062
Material Sciences Corporation* ...............            9,000          128,250
Minerals Technologies, Inc. ..................            2,500          111,406
                                                                      ----------
                                                                         574,868
COMMUNICATION EQUIPMENT - 3.8%
ANTEC Corporation* ...........................           10,800          126,900
Harris Corporation ...........................            4,000          183,000
                                                                      ----------
                                                                         309,900
COMPUTER HARDWARE - 1.2%
Compaq Computer Corporation* .................            1,312           98,072

COMPUTER PERIPHERALS - 0.9%
Seagate Technology, Inc.* ....................            2,000           72,250

COMPUTER SOFTWARE/SERVICES - 4.6%
Computer Sciences Corporation* ...............            4,000          283,000
DST Systems, Inc.* ...........................            2,700           99,900
                                                                      ----------
                                                                         382,900
CONTAINERS & PACKAGING - 1.7%
Sealright Company, Inc.* .....................           10,600          139,125

ELECTRIC COMPANIES - 6.6%
Aquarion Company .............................            2,500           69,375
CIPSCO, Inc. .................................            3,700          141,062
Scana Corporation ............................            8,000          200,500
Wisconsin Energy Corporation .................            5,000          130,000
                                                                      ----------
                                                                         540,937
ELECTRONICS - SEMICONDUCTORS - 0.7%
Atmel Corporation* ...........................            1,600           58,300

ELECTRONICS - INSTRUMENTATION - 1.7%
E G & G, Inc. ................................            1,400           28,963
Perkin-Elmer Corporation .....................            1,500          109,594
                                                                      ----------
                                                                         138,557
                             See accompanying notes

                            STATEMENTS OF NET ASSETS
                               SEPTEMBER 30, 1997

                  SECURITY EQUITY FUND-VALUE SERIES (continued)
                                                         NUMBER         MARKET
COMMON STOCKS (continued)                               OF SHARES       VALUE
--------------------------------------------------------------------------------
FINANCIAL - DIVERSE - 2.0%
American Express Company .....................              600       $   49,125
Capital One Financial Corporation ............            2,600          118,950
                                                                      ----------
                                                                         168,075
FOODS - 4.1%
Chiquita Brands International, Inc. ..........           16,000          258,000
Hormel Foods Corporation .....................            2,400           76,950
                                                                      ----------
                                                                         334,950
HOUSEHOLD FURNISHINGS & APPLIANCES - 0.8%
Leggett & Platt, Inc. ........................            1,400           62,388

HOUSEHOLD PRODUCTS - 2.7%
Dial Corporation .............................            4,500           78,469
Kimberly-Clark Corporation ...................            3,000          146,812
                                                                      ----------
                                                                         225,281
INSURANCE - LIFE/HEALTH - 2.6%
AFLAC, Inc. ..................................            4,000          217,000

INSURANCE - PROPERTY - 2.4%
Leucadia National Corporation ................            3,000          103,125
W.R. Berkley Corporation .....................            2,100           90,431
                                                                      ----------
                                                                         193,556
IRON & STEEL - 1.7%
Cleveland-Cliffs, Inc. .......................            3,300          143,963

LEISURE TIME PRODUCTS - 2.5%
Hasbro, Inc. .................................            5,000          140,625
Mattel, Inc. .................................            2,000           66,250
                                                                      ----------
                                                                         206,875
MANUFACTURING - DIVERSIFIED - 2.4%
Textron, Inc. ................................              400           26,000
U.S. Industries, Inc. ........................            6,000          174,000
                                                                      ----------
                                                                         200,000
MEDICAL PRODUCTS & SUPPLIES - 2.9%
ATL Ultrasound, Inc.* ........................            1,000           46,750
Sunrise Medical, Inc.* .......................           12,000          187,500
                                                                      ----------
                                                                         234,250
METALS & MINING - 0.4%
Cyprus Amax Minerals Company .................            1,500           36,000

NATURAL GAS - 7.5%
Coastal Corporation ..........................              700           42,875
Eastern Enterprises ..........................            4,500          167,906
Equitable Resources, Inc. ....................            8,000          252,000
People's Energy Corporation ..................            4,000          150,750
                                                                      ----------
                                                                         613,531
OFFICE EQUIPMENT & SUPPLIES - 3.1%
Corporate Express, Inc.* .....................           12,000       $  253,500

OIL & GAS - EXPLORATION & PRODUCTION - 7.3%
Apache Corporation ...........................            2,000           85,750
Forcenergy, Inc.* ............................            4,800          186,300
Louisiana Land & Exploration
 Company .....................................              900           70,481
Noble Affiliates, Inc. .......................            1,600           71,600
YPF Sociedad Anomima ADR .....................            5,000          184,375
                                                                      ----------
                                                                         598,506
PHARMACEUTICALS - 6.1%
Mylan Laboratories, Inc. .....................           12,200          273,737
R.P. Scherer Corporation* ....................            2,000          123,875
Teva Pharmaceutical Industries,
 Ltd. ADR ....................................            1,900          105,925
                                                                      ----------
                                                                         503,537
PUBLISHING - 0.5%
McGraw-Hill Companies, Inc. ..................              600           40,613

PUBLISHING - NEWSPAPER - 3.4%
E.W. Scripps Company .........................            4,200          184,537
Tribune Company* .............................            1,800           95,963
                                                                      ----------
                                                                         280,500
REAL ESTATE INVESTMENT TRUSTS - 0.1%
CCA Prison Realty Trust ......................              200            7,550

RESTAURANTS - 2.5%
The Cheesecake Factory* ......................            7,500          206,719

RETAIL - SPECIALTY - 2.2%
AutoZone, Inc.* ..............................            3,000           90,000
Payless ShoeSource, Inc.* ....................              800           47,750
Toys "R" Us, Inc.* ...........................            1,100           39,050
                                                                      ----------
                                                                         176,800
SERVICES - ADVERTISING / MARKETING - 0.7%
Acxiom Corporation* ..........................            3,300           57,544

SERVICES - COMMERCIAL & CONSUMER - 3.8%
Angelica Corporation .........................           15,500          308,062

SERVICES - DATA PROCESSING - 2.1%
First Data Corporation .......................            4,500          169,031

TRUCKS & PARTS - 1.5%
Titan International, Inc. ....................            6,000          120,000
                                                                      ----------
 Total common stocks - 99.3% .................                         8,146,603
 Cash and other assets,
   less liabilities - 0.7% ...................                            55,988
                                                                      ----------
 Total net assets - 100.0% ...................                        $8,202,591
                                                                      ==========
                             See accompanying notes

                            STATEMENTS OF NET ASSETS
                               SEPTEMBER 30, 1997

                               SECURITY ULTRA FUND
                                                         NUMBER         MARKET
COMMON STOCKS                                           OF SHARES       VALUE
--------------------------------------------------------------------------------
AUTO PARTS &EQUIPMENT - 1.0%
Snap-On, Inc. ................................           20,250       $  932,766

BANKS - MAJOR REGIONAL - 4.1%
Northern Trust Corporation ...................           26,000        1,537,250
State Street Corporation .....................           36,000        2,193,750
                                                                      ----------
                                                                       3,731,000
BEVERAGES - SOFT DRINK - 2.6%
Coca-Cola Enterprises, Inc. ..................           85,800        2,311,238

BIOTECHNOLOGY - 2.7%
BioChem Pharma, Inc.* ........................           37,000        1,165,500
Biogen, Inc.* ................................           17,200          557,925
Centocor, Inc.* ..............................           16,000          761,000
                                                                      ----------
                                                                       2,484,425
CHEMICALS - BASIC - 1.2%
Praxair, Inc. ................................           21,000        1,074,938

CHEMICALS - SPECIALTY - 0.8%
Sigma-Aldrich Corporation ....................           22,000          724,625

COMMUNICATION EQUIPMENT - 2.5%
ADC Telecommunications, Inc.* ................           28,000          910,000
CIENA Corporation* ...........................            9,000          445,781
Tellabs, Inc.* ...............................           17,000          875,500
                                                                      ----------
                                                                       2,231,281
COMPUTER HARDWARE - 2.9%
Dell Computer Corporation* ...................           19,000        1,840,625
ENCAD, Inc.* .................................           24,500          753,375
                                                                      ----------
                                                                       2,594,000
COMPUTER SOFTWARE/SERVICES - 9.6%
America OnLine, Inc.* ........................           20,500        1,546,469
BMC Software, Inc.* ..........................           25,000        1,618,750
Cambridge Technology Partners,
 Inc.* .......................................           26,000          931,125
Compuware Corporation* .......................           17,800        1,076,900
Electronics for Imaging, Inc.* ...............           18,000          918,000
McAfee Associates, Inc.* .....................           12,000          636,000
PeopleSoft, Inc.* ............................           23,000        1,374,250
Viasoft, Inc.* ...............................           12,000          594,000
                                                                      ----------
                                                                       8,695,494
DISTRIBUTION - FOOD & HEALTH - 1.4%
Cardinal Health, Inc. ........................           17,500        1,242,500

ELECTRIC COMPANIES - 1.4%
AES Corporation* .............................           29,000        1,268,750

ELECTRICAL EQUIPMENT - 2.9%
Sanmina Corporation* .........................           13,500       $1,168,594
SCI Systems, Inc.* ...........................           30,000        1,486,875
                                                                      ----------
                                                                       2,655,469
ELECTRONICS - INSTRUMENTATION - 0.6%
Perkin-Elmer Corporation .....................            7,300          533,356

ELECTRONICS - SEMICONDUCTORS - 6.6%
Altera Corporation* ..........................           19,000          973,750

ANADIGICS, Inc.* .............................           18,000          887,625
Analog Devices, Inc.* ........................           34,666        1,161,311
Atmel Corporation* ...........................           24,500          892,719
Linear Technology Corporation ................           16,000        1,100,000
Xilinx, Inc.* ................................           18,000          911,250
                                                                      ----------
                                                                       5,926,655
FINANCIAL - DIVERSE - 2.1%
SunAmerica, Inc. .............................           48,000        1,881,000
FOODS - 1.2%
Dole Food Company, Inc. ......................           12,800          578,400
Interstate Bakeries Corporation ..............            8,000          548,500
                                                                      ----------
                                                                       1,126,900
HEALTH CARE - MANAGED CARE - 1.4%
Oxford Health Plans, Inc.* ...................           17,100        1,280,362

HEALTH CARE - SPECIALIZED SERVICES - 1.9%
Parexel International Corporation* ...........           19,500          770,250
Quintiles Transnational Corporation* .........           11,100          935,175
                                                                      ----------
                                                                       1,705,425
HOUSEHOLD FURNISHINGS & APPLIANCES - 1.0%
Leggett & Platt, Inc. ........................           19,900          886,794

HOUSEHOLD PRODUCTS - 0.4%
Dial Corporation .............................           22,000          383,625

INSURANCE - LIFE/HEALTH - 1.8%
AFLAC, Inc. ..................................           29,300        1,589,525

INSURANCE - PROPERTY - 1.5%
Progressive Corporation ......................           13,000        1,392,625

INVESTMENT BANK/BROKERAGE - 6.2%
Franklin Resources, Inc. .....................           28,000        2,607,500
Charles Schwab Corporation ...................           58,500        2,091,375
T. Rowe Price Associates, Inc. ...............           13,700          921,325
                                                                      ----------
                                                                       5,620,200
LEISURE TIME PRODUCTS - 0.6%
Callaway Golf Company ........................           15,800          551,025

LODGING - HOTELS - 0.5%
Promus Hotel Corporation* ....................           11,000          492,937

                             See accompanying notes

                            STATEMENTS OF NET ASSETS
                               SEPTEMBER 30, 1997

                         SECURITY ULTRA FUND (continued)
                                                         NUMBER         MARKET
COMMON STOCKS (continued)                               OF SHARES       VALUE
--------------------------------------------------------------------------------
MANUFACTURING - DIVERSIFIED - 1.2%
Illinois Tool Works, Inc. ....................           21,000       $1,050,000

MANUFACTURING - SPECIALIZED - 1.8%
Sealed Air Corporation* ......................           17,000          933,938
United States Filter Corporation* ............           16,500          710,531
                                                                      ----------
                                                                       1,644,469
MEDICAL PRODUCTS & SUPPLIES - 2.7%
ATL Ultrasound, Inc.* ........................           20,500          958,375
Guidant Corporation ..........................           26,500        1,484,000
                                                                      ----------
                                                                       2,442,375
NATURAL GAS - 0.9%
Sonat, Inc. ..................................           16,500          839,437

OFFICE EQUIPMENT & SUPPLIES - 1.1%
Corporate Express, Inc.* .....................           47,000          992,875
OIL & GAS - DRILLING & EQUIPMENT - 6.1%
BJ Services Company* .........................            9,000          668,250

ENSCO International, Inc. ....................           35,000        1,380,313
Global Marine, Inc.* .........................           42,000        1,396,500
Smith International, Inc.* ...................           10,000          776,875
Tidewater, Inc. ..............................           15,000          888,750
Varco International, Inc.* ...................            8,000          388,000
                                                                      ----------
                                                                       5,498,688
OIL & GAS - EXPLORATION & PRODUCTION - 1.0%
Anadarko Petroleum Corporation ...............           12,400          890,475

PHARMACEUTICALS - 2.5%
Dura Pharmaceuticals, Inc.* ..................           36,000        1,570,500
Jones Medical Industries, Inc. ...............           15,500          488,250
Miravant Medical Technologies* ...............            4,000          220,000
                                                                      ----------
                                                                       2,278,750
RESTAURANTS - 1.6%
Papa John's International, Inc.* .............           22,125          756,398
Starbucks Corporation* .......................           16,500          689,906
                                                                      ----------
                                                                       1,446,304
RETAIL - DEPARTMENT STORES - 3.8%
Dollar General Corporation ...................           31,250        1,064,453
Kohl's Corporation* ..........................           20,000        1,420,000
Proffitt's, Inc.* ............................           16,000          948,000
                                                                      ----------
                                                                       3,432,453
RETAIL - GENERAL MERCHANDISE - 0.9%
Consolidated Stores Corporation* .............           20,000          837,500

RETAIL - SPECIALTY - 3.1%
Bed Bath & Beyond, Inc.* .....................           16,000       $  562,000
Payless ShoeSource, Inc.* ....................           11,000          656,563
Staples, Inc.* ...............................           46,375        1,281,109
Tiffany & Company ............................            8,000          340,000
                                                                      ----------
                                                                       2,839,672
SERVICES - ADVERTISING/MARKETING - 1.5%
Omnicom Group, Inc. ..........................           19,000        1,382,250

SERVICES - COMMERCIAL & CONSUMER - 3.5%
Apollo Group, Inc.* ..........................           22,400          949,200
Manpower, Inc. ...............................           17,000          671,500
Robert Half International, Inc.* .............           18,750          775,781
Stewart Enterprises, Inc. ....................           17,500          765,625
                                                                      ----------
                                                                       3,162,106
SERVICES - COMPUTER SYSTEMS - 0.5%
Sungard Data Systems, Inc.* ..................           17,000          412,250

SERVICES - DATA PROCESSING - 1.4%
Fiserv, Inc.* ................................            9,500          416,812
Paychex, Inc. ................................           23,400          816,075
                                                                      ----------
                                                                       1,232,887
TEXTILES - APPAREL - 0.8%
Jones Apparel Group, Inc.* ...................           13,000          702,000

WASTE MANAGEMENT - 1.4%
USA Waste Services, Inc.* ....................           31,075        1,239,116
                                                                      ----------
 Total common stocks - 94.7% .................                        85,640,522
 Cash and other assets,
   less liabilities - 5.3% ...................                         4,826,749
                                                                      ----------
 Total net assets - 100.0% ...................                       $90,467,271
                                                                      ==========

The identified cost of investments owned at September 30, 1997, was the same for federal income tax and financial statement purposes, except for Growth & Income Fund, Global Series Asset Allocation Series and Ultra Fund for which the identified cost of investments for federal income tax purposes was $79,181,851, $30,885,836, $7,025,531 and $55,393,579, respectively.

* Securities on which no cash dividend was paid during the preceding twelve months. ADR (American Depositary Receipt)

1 Trust preferred securities - securities issued by financial institutions to augment their Tier 1 capital base. Issued on a subordinate basis relative to senior notes or debentures. Institutions may defer cash payments for up to 10 pay periods.

                             See accompanying notes

                                 BALANCE SHEETS
                               SEPTEMBER 30, 1997

                                                                                                    Security Equity Fund
                                                                                       ---------------------------------------------
                                                                      Security                                               Asset
                                                                     Growth and           Equity            Global        Allocation
                                                                     Income Fund          Series            Series          Series
                                                                    ------------       ------------      -----------      ----------
ASSETS
Investments, at value (identified cost $79,178,585,
  $494,763,814, $30,841,704 and $7,005,829,
  respectively) ..............................................      $ 97,851,099       $794,202,524      $35,390,089      $7,751,748
Cash .........................................................        (1,219,246)        41,330,829        3,481,020             467
Receivables:
  Fund shares sold ...........................................           127,671          4,025,627           73,342              29
  Securities sold ............................................         1,273,410          9,013,937          144,822            --
  Forward foreign exchange contracts .........................              --                 --             37,290            --
  Interest ...................................................           166,860            169,484           16,050          25,356
  Dividends ..................................................           118,648            914,046           66,175           5,786
  Foreign taxes recoverable ..................................              --                 --             31,278           2,333
  Prepaid expenses ...........................................              --                 --               --            10,211
                                                                    ------------       ------------      -----------      ----------
  Total assets ...............................................      $ 98,318,442       $849,656,447      $39,240,066      $7,795,930
                                                                    ============       ============      ===========      ==========

LIABILITIES AND NET ASSETS
Liabilities:
Payable for:
  Securities purchased .......................................      $       --         $  1,666,534      $ 1,717,101      $     --
  Fund shares redeemed .......................................           222,762            315,308          196,921          20,177
Other Liabilities:
  Management fees ............................................           101,742            744,097           60,999           2,617
  Custodian fees .............................................              --                 --               --             1,001
  Transfer and administration fees ...........................              --                 --               --             6,018
  Professional fees ..........................................              --                 --               --             5,063
  12b-1 distribution plan fees ...............................             5,510             74,269           10,546           3,244
  Other payables .............................................              --                 --               --               430
                                                                    ------------       ------------      -----------      ----------
    Total liabilities ........................................           330,014          2,800,208        1,985,567          38,550
Net Assets:
Paid in capital ..............................................        58,128,021        482,735,990       29,641,700       6,490,140
Undistributed net investment income ..........................            96,355          2,266,283          105,784          67,914
Accumulated undistributed net realized gain
  on sale of investments, and foreign
  currency transactions ......................................        21,091,538         62,415,256        2,920,172         453,490
Net unrealized appreciation
  in value of investments, futures and
  translation  of assets and liabilities
  in foreign currency ........................................        18,672,514        299,438,710        4,586,843         745,836
                                                                    ------------       ------------      -----------      ----------
    Net assets ...............................................        97,988,428        846,856,239       37,254,499       7,757,380
                                                                    ------------       ------------      -----------      ----------
      Total liabilities and net assets .......................      $ 98,318,442       $849,656,447      $39,240,066      $7,795,930
                                                                    ============       ============      ===========      ==========
CLASS "A" SHARES
Capital shares outstanding ...................................         8,190,671         83,310,733        1,784,153         310,479
Net assets ...................................................      $ 91,251,769       $757,520,288      $24,193,467      $3,906,431
Net asset value per share (net assets
  divided by  shares  outstanding) ...........................      $      11.14       $       9.09      $     13.56      $    12.58
Add: Selling commission (5.75% of
  the  offering price) .......................................      $       0.68       $       0.55      $      0.83      $     0.77
                                                                    ------------       ------------      -----------      ----------
Offering price per share (net asset value
  divided by 94.25%) .........................................      $      11.82       $       9.64      $     14.39      $    13.35
                                                                    ============       ============      ===========      ==========
CLASS "B" SHARES
Capital shares outstanding ...................................           613,052         10,125,359          987,744         309,214
Net assets ...................................................      $  6,736,659       $ 89,335,951      $13,061,032      $3,850,949
Net asset value per share (net assets
  divided by  shares outstanding) ............................      $      10.99       $       8.82      $     13.22      $    12.45
                                                                    ============       ============      ===========      ==========
                             SEE ACCOMPANYING NOTES

                                       32

                                 BALANCE SHEETS
                               SEPTEMBER 30, 1997

                                                                          Security Equity Fund
                                                                    --------------------------------
                                                                       Social                                  Security
                                                                     Awareness              Value               Ultra
                                                                       Series               Series               Fund
                                                                    ------------          ----------         -----------
ASSETS
Investments, at value (identified cost $7,582,342,
  $7,289,634 and $55,329,839, respectively) .....................   $  9,222,947          $8,146,603         $85,640,522
Cash ............................................................        613,875               9,995           5,170,008
Receivables:
  Fund shares sold ..............................................          3,653              72,133               5,300
  Securities sold ...............................................        303,738              65,498             740,265
  Interest ......................................................          2,816               1,636              21,636
  Dividends .....................................................          5,884              11,359              26,742
Prepaid expenses ................................................          7,424              14,486                --
                                                                    ------------          ----------         -----------
    Total assets ................................................   $ 10,160,337          $8,321,710         $91,604,473
                                                                    ============          ==========         ===========
LIABILITIES AND NET ASSETS
Liabilities:
Payable for:
  Securities purchased ..........................................   $    301,375          $  107,423         $   159,000
  Fund shares redeemed ..........................................            977               6,360             517,390
Other Liabilities:
  Management fees ...............................................           --                  --                95,032
  Custodian fees ................................................           --                   375                --
  Transfer and administration fees ..............................          1,388                 972                --
  Professional fees .............................................          3,500                 991                --
  12b-1 distribution plan fees ..................................          3,128               2,956               4,910
  Other payables ................................................             25                  42             360,870
                                                                    ------------          ----------         -----------
    Total liabilities ...........................................        310,393             119,119           1,137,202
Net Assets:
Paid in capital .................................................      8,408,655           7,227,345          58,126,275
Undistributed net investment income .............................          5,542              11,189                --
Accumulated undistributed net realized gain (loss)
  on sale of investments and futures ............................       (204,858)            107,088           2,030,313
Net unrealized appreciation
  in value of investments and futures ...........................      1,640,605             856,969          30,310,683
                                                                    ------------          ----------         -----------
    Net assets ..................................................      9,849,944           8,202,591          90,467,271
                                                                    ------------          ----------         -----------
      Total liabilities and net assets ..........................   $ 10,160,337          $8,321,710         $91,604,473
                                                                    ============          ==========         ===========
CLASS "A" SHARES
Capital shares outstanding ......................................        345,128             357,524           9,149,312
Net assets ......................................................   $  6,209,250          $4,630,730         $84,503,522
Net asset value per share (net assets divided by
  shares outstanding) ...........................................   $      17.99          $    12.95         $      9.24
Add: Selling commission (5.75% of the
  offering price) ...............................................   $       1.10          $     0.79         $      0.56
                                                                    ------------          ----------         -----------
Offering price per share (net asset value
  divided by 94.25%) ............................................   $      19.09          $    13.74         $      9.80
                                                                    ============          ==========         ===========
CLASS "B" SHARES
Capital shares outstanding ......................................        204,366             276,573             669,926
Net assets ......................................................   $  3,640,694          $3,571,861         $ 5,963,749
Net asset value per share (net assets divided by
  shares outstanding) ...........................................   $      17.81          $    12.91         $      8.90
                                                                    ============          ==========         ===========
                             SEE ACCOMPANYING NOTES

                                       33

                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED SEPTEMBER 30, 1997

                                                                                   Security Equity Fund
                                                                     -------------------------------------------------
                                                     Security                                                 Asset
                                                    Growth and           Equity           Global           Allocation
                                                    Income Fund          Series           Series             Series
                                                   -----------       ------------       -----------        -----------
INVESTMENT INCOME:
  Dividends .....................................  $ 1,076,326       $  9,352,053       $   628,639        $    91,400
  Interest ......................................    1,209,223          1,347,977           105,160            127,936
                                                   -----------       ------------       -----------        -----------
                                                     2,285,549         10,700,030           733,799            219,336
Less foreign tax expense ........................         --                 --             (68,229)            (5,595)
                                                   -----------       ------------       -----------        -----------
Total investment income .........................    2,285,549         10,700,030           665,570            213,741

EXPENSES:
  Management fees ...............................    1,024,369          7,375,751           642,585             62,322
  Custodian fees ................................         --                 --                --               12,017
  Transfer/maintenance fees .....................         --                 --                --                7,611
  Administration fees ...........................         --                 --                --               53,010
  Directors' fees ...............................         --                 --                --                   99
  Professional fees .............................         --                 --                --                4,870
  Reports to shareholders .......................         --                 --                --                  699
  Registration fees .............................         --                 --                --               12,727
  Other expenses ................................         --                 --                --                1,015
  12b-1 distribution plan fees (Class B) ........       40,165            631,537           100,029             34,702
  Reimbursement of expenses .....................         --                 --                --              (45,581)
                                                   -----------       ------------       -----------        -----------
    Total expenses ..............................    1,064,534          8,007,288           742,614            143,491
                                                   -----------       ------------       -----------        -----------
      Net investment income (loss) ..............    1,221,015          2,692,742           (77,044)            70,250

NET REALIZED AND UNREALIZED GAIN:
Net realized gain during the period on:
  Investments ...................................   21,245,450         70,480,807         3,217,212            460,170
  Foreign currency transactions .................         --                 --             210,315                923
                                                   -----------       ------------       -----------        -----------
  Net realized gain .............................   21,245,450         70,480,807         3,427,527            461,093
Net change in unrealized appreciation
(depreciation) during the period on:
  Investments ...................................    3,450,512        126,763,115         2,598,290            619,830
  Translation of assets and liabilities
    in foreign currencies .......................         --                 --             (34,399)               (72)
                                                   -----------       ------------       -----------        -----------
  Net unrealized appreciation ...................    3,450,512        126,763,115         2,563,891            619,758
                                                   -----------       ------------       -----------        -----------
    Net gain ....................................   24,695,962        197,243,922         5,991,418          1,080,851
                                                   -----------       ------------       -----------        -----------
      Net increase in net assets
        resulting from operations ...............  $25,916,977       $199,936,664       $ 5,914,374        $ 1,151,101
                                                   ===========       ============       ===========        ===========

                             SEE ACCOMPANYING NOTES

                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED SEPTEMBER 30, 1997

                                                                           Security Equity Fund
                                                                       -----------------------------
                                                                         Social                                Security
                                                                        Awareness            Value              Ultra
                                                                         Series*            Series**            Fund
                                                                       -----------         ---------         ------------
Investment Income:
  Dividends .......................................................    $    35,732         $  25,955         $    231,003
  Interest ........................................................         27,525             7,972              325,052
                                                                       -----------         ---------         ------------
    Total investment income .......................................         63,257            33,927              556,055
Expenses:
  Management fees .................................................         50,880            17,003              985,285
  Custodian fees ..................................................          2,195             1,048                 --
  Transfer/maintenance fees .......................................          3,925             1,345                 --
  Administration fees .............................................          4,579             1,530                 --
  Directors' fees .................................................             74                26                 --
  Professional fees ...............................................          4,704               991                 --
  Reports to shareholders .........................................            114                23                 --
  Registration fees ...............................................         21,309             8,575                 --
  Other expenses ..................................................            774               459              360,870
  12b-1 distribution plan fees (Class B) ..........................         20,041             8,741               42,336
  Reimbursement of expenses .......................................        (50,880)          (17,003)                --
                                                                       -----------         ---------         ------------
    Total expenses ................................................         57,715            22,738            1,388,491
                                                                       -----------         ---------         ------------
      Net investment income (loss) ................................          5,542            11,189             (832,436)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) during the period on:
  Investments .....................................................       (204,858)          107,088            2,810,675
  Futures contracts ...............................................           --                --                 (8,387)
                                                                       -----------         ---------         ------------
    Net realized gain (loss) ......................................       (204,858)          107,088            2,802,288
Net change in unrealized appreciation during the period on:
  Investments .....................................................      1,640,605           856,969           13,191,840
                                                                       -----------         ---------         ------------
    Net gain ......................................................      1,435,747           964,057           15,994,128
                                                                       -----------         ---------         ------------
      Net increase in net assets
        resulting from operations .................................    $ 1,441,289         $ 975,246         $ 15,161,692
                                                                       ===========         =========         ============

*Period November 1, 1996 (inception) through September 30, 1997.
**Period May 1, 1997 (inception) through September 30, 1997.

                             SEE ACCOMPANYING NOTES

                       STATEMENT OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED SEPTEMBER 30, 1997

                                                                                               Security Equity Fund
                                                                                 --------------------------------------------------
                                                               Security                                                     Asset
                                                              Growth and            Equity              Global            Allocation
                                                              Income Fund           Series              Series              Series
                                                              ------------       -------------       ------------       -----------
INCREASE IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss) .........................      $  1,221,015       $   2,692,742       $    (77,044)      $    70,250
  Net realized gain ....................................        21,245,450          70,480,807          3,427,527           461,093
  Unrealized appreciation during the period ............         3,450,512         126,763,115          2,563,891           619,758
                                                              ------------       -------------       ------------       -----------
    Net increase in net assets resulting from operations        25,916,977         199,936,664          5,914,374         1,151,101

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    Class A ............................................        (1,278,257)         (3,155,322)          (597,023)          (63,009)
    Class B ............................................           (29,101)                 --           (199,976)          (52,830)
  Net realized gain
    Class A ............................................        (5,648,284)        (49,869,431)        (1,243,269)          (61,070)
    Class B ............................................          (232,550)         (4,463,901)          (515,069)          (73,554)
                                                              ------------       -------------       ------------       -----------
      Total distributions to shareholders ..............        (7,188,192)        (57,488,654)        (2,555,337)         (250,463)

CAPITAL SHARE TRANSACTIONS (A):
  Proceeds from sales of shares
    Class A ............................................         5,721,292         221,241,550          6,304,969         1,478,803
    Class B ............................................         3,688,134         110,104,405          6,613,460         1,009,991
  Dividends reinvested
    Class A ............................................         6,351,214          49,656,213          1,808,607           122,613
    Class B ............................................           253,502           4,431,044            714,502           124,004
  Shares redeemed
    Class A ............................................       (11,732,659)       (219,339,034)        (5,834,526)         (595,393)
    Class B ............................................          (542,134)        (76,188,625)        (2,640,062)         (513,448)
                                                              ------------       -------------       ------------       -----------
    Net increase from capital share transactions .......         3,739,349          89,905,553          6,966,950         1,626,570
                                                              ------------       -------------       ------------       -----------
      Total increase in net assets .....................        22,468,134         232,353,563         10,325,987         2,527,208

NET ASSETS:
  Beginning of year ....................................        75,520,294         614,502,676         26,928,512         5,230,172
                                                              ------------       -------------       ------------       -----------
  End of year ..........................................      $ 97,988,428       $ 846,856,239       $ 37,254,499       $ 7,757,380
                                                              ============       =============       ============       ===========
  Undistributed net investment income at end of year ...      $     96,355       $   2,266,283       $    105,784       $    67,914
                                                              ============       =============       ============       ===========
(a) Shares issued and redeemed
  Shares sold
    Class A ............................................           602,485          27,937,552            503,842           128,634
    Class B ............................................           388,324          14,249,362            537,435            89,049
  Dividends reinvested
    Class A ............................................           721,721           6,886,178            157,805            11,078
    Class B ............................................            29,373             628,340             63,438            11,246
  Shares redeemed
    Class A ............................................        (1,232,959)        (27,902,983)          (459,717)          (50,647)
    Class B ............................................           (56,091)        (10,027,869)          (211,371)          (44,492)
                                                              ------------       -------------       ------------       -----------
    Net increase .......................................           452,853          11,770,580            591,432           144,868
                                                              ============       =============       ============       ===========

                             SEE ACCOMPANYING NOTES

                       STATEMENT OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED SEPTEMBER 30, 1997

                                                                                   Security Equity Fund
                                                                             --------------------------------
                                                                               Social                                    Security
                                                                              Awareness             Value                  Ultra
                                                                               Series*             Series**                Fund
                                                                             -----------          -----------          ------------
Increase in net assets from operations:
  Net investment income (loss) .....................................         $     5,542          $    11,189          $   (832,436)
  Net realized gain (loss) .........................................            (204,858)             107,088             2,802,288
  Unrealized appreciation during the period ........................           1,640,605              856,969            13,191,840
                                                                             -----------          -----------          ------------
    Net increase in net assets
     resulting from operations .....................................           1,441,289              975,246            15,161,692


Distributions to shareholders from:
  Net investment income
    Class A ........................................................                --                   --                    --
    Class B ........................................................                --                   --                    --
  Net realized gain
    Class A ........................................................                --                   --              (5,180,781)
    Class B ........................................................                --                   --                (326,156)
                                                                             -----------          -----------          ------------
    Total distributions to shareholders ............................                --                   --              (5,506,937)

Capital share transactions (a):
  Proceeds from sales of shares
    Class A ........................................................           5,535,748            4,177,778            22,311,821
    Class B ........................................................           3,185,475            3,087,104             6,072,670
  Dividends reinvested
    Class A ........................................................                --                   --               4,973,701
    Class B ........................................................                --                   --                 326,142
  Shares redeemed
    Class A ........................................................            (306,673)             (23,359)          (26,312,322)
    Class B ........................................................              (5,895)             (14,178)           (3,487,931)
                                                                             -----------          -----------          ------------
    Net increase from capital share transactions ...................           8,408,655            7,227,345             3,884,081
                                                                             -----------          -----------          ------------
      Total increase in net assets .................................           9,849,944            8,202,591            13,538,836

Net assets:
  Beginning of period ..............................................                --                   --              76,928,435
                                                                             -----------          -----------          ------------
  End of period ....................................................         $ 9,849,944          $ 8,202,591          $ 90,467,271
                                                                             ===========          ===========          ============
  Undistributed net investment income at
    end of period ..................................................         $     5,542          $    11,189          $       --
                                                                             ===========          ===========          ============
  (a) Shares issued and redeemed
  Shares sold
    Class A ........................................................             363,334              359,432             2,872,813
    Class B ........................................................             204,698              277,836               766,245
  Dividends reinvested
    Class A ........................................................                --                   --                 656,941
    Class B ........................................................                --                   --                  44,428
  Shares redeemed
    Class A ........................................................             (18,206)              (1,908)           (3,375,134)
    Class B ........................................................                (332)              (1,263)             (476,747)
                                                                             -----------          -----------          ------------
    Net increase ...................................................             549,494              634,097               488,546
                                                                             ===========          ===========          ============

*Period November 1, 1996 (inception) through September 30, 1997.
**Period May 1, 1997 (inception) through September 30, 1997.

                             SEE ACCOMPANYING NOTES

                       STATEMENT OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED SEPTEMBER 30, 1997

                                                                                     Security Equity Fund
                                                                       --------------------------------------------
                                                          Security                                         Asset         Security
                                                         Growth and        Equity           Global       Allocation       Ultra
                                                        Income Fund        Series           Series         Series          Fund
                                                       ------------    -------------    ------------    -----------    ------------
Increase in net assets from operations:
  Net investment income (loss) .....................   $  1,481,389    $   3,642,879    $    (42,350)   $    84,407    $   (439,871)
  Net realized gain ................................      6,097,347       54,909,397       2,667,735        252,773       7,865,014
  Unrealized appreciation during the year ..........      5,572,992       59,008,440       1,091,782         49,605       2,292,201
                                                       ------------    -------------    ------------    -----------    ------------
    Net increase in net assets resulting
      from operations ..............................     13,151,728      117,560,716       3,717,167        386,785       9,717,344

Distributions to shareholders from:

  Net investment income
    Class A ........................................     (1,303,374)      (4,154,225)       (357,503)       (59,841)           --
    Class B ........................................        (16,567)         (64,778)        (72,239)       (50,821)           --
  Net realized gain
    Class A ........................................     (2,290,075)     (33,371,334)       (224,880)       (30,468)     (7,109,009)
    Class B ........................................        (44,993)      (1,836,652)        (77,719)       (31,088)       (500,515)
                                                       ------------    -------------    ------------    -----------    ------------
      Total distributions to shareholders ..........     (3,655,009)     (39,426,989)       (732,341)      (172,218)     (7,609,524)

Capital share transactions (a):

  Proceeds from sale of shares
    Class A ........................................      3,975,290      299,520,899       5,778,490        682,087      27,602,365
    Class B ........................................      1,200,271       93,534,094       2,179,465      1,119,612       3,050,423
  Dividends reinvested
    Class A ........................................      3,265,411       34,973,081         570,969         89,987       6,772,088
    Class B ........................................         60,327        1,882,247         149,212         81,908         500,487
  Shares redeemed
    Class A ........................................    (10,667,756)    (273,412,317)     (5,192,505)      (337,484)    (28,420,959)
    Class B ........................................       (369,561)     (79,755,552)     (1,236,321)       (55,397)     (6,164,145)
                                                       ------------    -------------    ------------    -----------    ------------
      Net increase (decrease) from capital share
        transactions ...............................     (2,536,018)      76,742,452       2,249,310      1,580,713       3,340,259
                                                       ------------    -------------    ------------    -----------    ------------
          Total increase in net assets .............      6,960,701      154,876,179       5,234,136      1,795,280       5,448,079

Net assets:
  Beginning of year ................................     68,559,593      459,626,497      21,694,376      3,434,892      71,480,356
                                                       ------------    -------------    ------------    -----------    ------------
  End of year ......................................   $ 75,520,294    $ 614,502,676    $ 26,928,512    $ 5,230,172    $ 76,928,435
                                                       ============    =============    ============    ===========    ============
Undistributed net investment income
  at end of year ...................................   $    182,698    $   2,728,863    $    671,849    $   112,622    $       --
                                                       ============    =============    ============    ===========    ============
  (a) Shares issued and redeemed
    Shares sold
      Class A ......................................        474,232       43,657,565         491,586         63,688       3,632,551
      Class B ......................................        143,440       13,771,902         186,645        104,927         412,321
    Dividends reinvested
      Class A ......................................        404,486        5,483,525          52,399          8,801         996,776
      Class B ......................................          7,601          300,151          13,842          8,014          75,103
    Shares redeemed
      Class A ......................................     (1,281,262)     (39,986,054)       (447,772)       (31,916)     (3,688,397)
      Class B ......................................        (43,575)     (11,797,000)       (107,952)        (5,145)       (820,769)
                                                       ------------    -------------    ------------    -----------    ------------
        Net increase (decrease) ....................       (295,078)      11,430,089         188,748        148,369         607,585
                                                       ============    =============    ============    ===========    ============

                             SEE ACCOMPANYING NOTES

                              FINANCIAL HIGHLIGHTS
                         SELECTED DATA FOR EACH SHARE OF
                CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SECURITY GROWTH AND INCOME FUND (CLASS A) (b)
                                                                             Fiscal Period Ended September 30
                                                 ------------------------------------------------------------------------------
                                                    1997(g)            1996(g)         1995(g)         1994(c)         1993
                                                 ------------     ------------     ------------    ------------    ------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ...........  $       9.05     $       7.93     $       6.96    $       7.84    $       7.13
Income from Investment Operations:
Net Investment Income .........................         0.144             0.18             0.16            0.13            0.21
Net Gain (Loss) on Securities
 (realized and unrealized) ....................         2.813            1.373            1.183          (0.713)          0.876
                                                 ------------     ------------     ------------    ------------    ------------
Total from Investment Operations ..............         2.957            1.553            1.343          (0.583)          1.086
Less Distributions
Dividends (from Net Investment Income) ........        (0.155)          (0.158)          (0.158)         (0.128)         (0.218)
Distributions (from Capital Gains) ............        (0.708)          (0.275)          (0.215)         (0.169)         (0.158)
                                                 ------------     ------------     ------------    ------------    ------------
   Total Distributions ........................        (0.863)          (0.433)          (0.373)         (0.297)         (0.376)
                                                 ------------     ------------     ------------    ------------    ------------
NET ASSET VALUE END OF PERIOD .................  $      11.14     $       9.05     $       7.93    $       6.96    $       7.84
                                                 ============     ============     ============    ============    ============
TOTAL RETURN (a) ..............................         35.31%           20.31%           20.25%          (7.6%)           15.6

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ..........  $     91,252     $     73,273     $     67,430    $     65,328    $     81,982
Ratio of Expenses to Average Net Assets .......          1.24%            1.29%            1.31%           1.28%           1.26%
Ratio of Net Investment Income (Loss)
  to Average Net Assets .......................          1.53%            2.09%            2.21%           1.70%           2.80%
Portfolio Turnover Rate .......................           124%              69%             130%            163%            135%
Average Commission Paid Per Equity
  Share Traded (j) ............................  $     0.0600     $     0.0625             --              --              --

SECURITY GROWTH AND INCOME FUND (CLASS B)
                                                                   Fiscal Period Ended September 30
                                                 --------------------------------------------------------------
                                                   1997(g)            1996(g)          1995(g)        1994(c)
                                                 ------------     ------------     ------------    ------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ...........  $       8.94     $       7.85     $       6.90    $       7.83
Income from Investment Operations:
Net Investment Income .........................         0.048             0.09             0.08            0.05
Net Gain (Loss) on Securities
 (realized and unrealized) ....................         2.776            1.353            1.179          (0.694)
                                                 ------------     ------------     ------------    ------------
Total from Investment Operations ..............         2.824            1.443            1.259          (0.644)
Less Distributions
Dividends (from Net Investment Income) ........        (0.063)          (0.078)          (0.094)         (0.117)
Distributions (from Capital Gains) ............        (0.708)          (0.275)          (0.215)         (0.169)
                                                 ------------     ------------     ------------    ------------
   Total Distributions ........................        (0.771)          (0.353)          (0.309)         (0.286)
                                                 ------------     ------------     ------------    ------------
NET ASSET VALUE END OF PERIOD .................  $      10.99     $       8.94     $       7.85    $       6.90
                                                 ============     ============     ============    ============
TOTAL RETURN (a) ..............................         34.01%           19.01%           19.07%           (8.0%)
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ..........  $      6,737     $      2,247     $      1,130    $        668
Ratio of Expenses to Average Net Assets .......          2.24%            2.29%            2.31%           2.27%
Ratio of Net Investment Income (Loss)
  to Average Net Assets .......................          0.53%            1.09%            1.21%           1.03%
Portfolio Turnover Rate .......................           124%              69%            130%            178%
Average Commission Paid Per
  Equity Share Traded (j) .....................  $     0.0600     $     0.0625            --              --

                             SEE ACCOMPANYING NOTES

                              FINANCIAL HIGHLIGHTS
                         SELECTED DATA FOR EACH SHARE OF
                CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SECURITY EQUITY SERIES (CLASS A)
                                                                                  Fiscal Period Ended September 30
                                                    -------------------------------------------------------------------------------
                                                       1997(g)            1996(g)         1995(g)         1994(c)          1993
                                                    -------------    -------------    -------------   -------------   -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ..............  $        7.54    $        6.55    $        5.54   $        6.73   $        5.86
Income from Investment Operations:
Net Investment Income ............................           0.04             0.05             0.04            0.05            0.12
Net Gain (Loss) on Securities
 (realized and unrealized) .......................          2.199            1.482            1.377           0.085           1.165
                                                    -------------    -------------    -------------   -------------   -------------
Total from Investment Operations .................          2.239            1.532            1.417           0.135           1.285
Less Distributions
Dividends (from Net Investment Income) ...........         (0.041)          (0.060)            --            (0.120)         (0.053)
Distributions (from Capital Gains) ...............         (0.648)          (0.482)          (0.407)         (1.205)         (0.362)
                                                    -------------    -------------    -------------   -------------   -------------
   Total Distributions ...........................         (0.689)          (0.542)          (0.407)         (1.325)         (0.415)
                                                    -------------    -------------    -------------   -------------   -------------
NET ASSET VALUE END OF PERIOD ....................  $        9.09    $        7.54    $        6.55   $        5.54   $        6.73
                                                    =============    =============    =============   =============   =============
TOTAL RETURN(a) ..................................          32.08%           24.90%           27.77%           1.95%          22.70%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) .............  $     757,520    $     575,680    $     440,339   $     358,237   $     375,565
Ratio of Expenses to Average Net Assets ..........           1.03%            1.04%            1.05%           1.06%           1.06%
Ratio of Net Investment Income (Loss) to Average
  Net Assets .....................................           0.46%            0.75%            0.87%           0.86%           1.95%
Portfolio Turnover Rate ..........................             66%              64%              95%             79%             95%
Average Commission Paid Per Equity
  Share Traded (j) ...............................  $      0.0600    $      0.0609             --              --              --

SECURITY EQUITY SERIES (CLASS B)
                                                                        Fiscal Period Ended September 30
                                                    ---------------------------------------------------------------
                                                        1997(g)           1996(g)         1995(g)        1994(c)
                                                    -------------    -------------    -------------   -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ..............  $        7.36    $        6.43    $        5.49   $        6.81
Income from Investment Operations:
Net Investment Income (Loss) .....................          (0.04)           (0.02)           (0.01)           0.01
Net Gain (Loss) on Securities
 (realized and unrealized) .......................          2.148            1.449            1.357          (0.005)
                                                    -------------    -------------    -------------   -------------
Total from Investment Operations .................          2.108            1.429            1.347           0.005
Less Distributions
Dividends (from Net Investment Income) ...........           --             (0.017)            --             (0.12)
Distributions (from Capital Gains) ...............         (0.648)          (0.482)          (0.407)         (1.205)
                                                    -------------    -------------    -------------   -------------
   Total Distributions ...........................         (0.648)          (0.499)          (0.407)         (1.325)
                                                    -------------    -------------    -------------   -------------
NET ASSET VALUE END OF PERIOD ....................  $        8.82    $        7.36    $        6.43   $        5.49
                                                    =============    =============    =============   =============

TOTAL RETURN(a) ..................................          30.85%           23.57%           26.69%          (0.15%)
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) .............  $      89,336    $      38,822    $      19,288   $       7,452
Ratio of Expenses to Average Net Assets ..........           2.03%            2.04%            2.05%           2.07%
Ratio of Net Investment Income
  (Loss) to Average Net Assets ...................          (0.54%)          (0.25%)          (0.13%)         (0.01%)
Portfolio Turnover Rate ..........................             66%              64%              95%             80%
Average Commission Paid Per Equity
  Share Traded (j) ...............................  $      0.0600    $      0.0609              --              --

                             SEE ACCOMPANYING NOTES

                              FINANCIAL HIGHLIGHTS
                         SELECTED DATA FOR EACH SHARE OF
                CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SECURITY GLOBAL SERIES (CLASS A)
                                                                                 Fiscal Period Ended September 30
                                                          -------------------------------------------------------------------
                                                             1997(g)            1996(g)            1995(g)         1994(c)(d)
                                                          ------------       ------------       ------------     ------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ..................    $      12.42       $      10.94       $      10.84     $      10.00
Income from Investment Operations:
Net Investment Income (Loss) .........................            0.01               0.01              (0.02)           (0.03)
Net Gain (Loss) on Securities
 (realized and unrealized) ...........................           2.289              1.874               0.31             0.87
                                                          ------------       ------------       ------------     ------------
Total from Investment Operations .....................           2.299              1.884               0.29             0.84
Less Distributions
Dividends (from Net Investment Income) ...............          (0.376)            (0.248)              --               --
Distributions (from Capital Gains) ...................          (0.783)            (0.156)             (0.19)            --
                                                          ------------       ------------       ------------     ------------
   Total Distributions ...............................          (1.159)            (0.404)             (0.19)            --
                                                                             ------------       ------------     ------------
NET ASSET VALUE END OF PERIOD ........................    $      13.56       $      12.42       $      10.94     $      10.84
                                                          ============       ============       ============     ============
TOTAL RETURN (a) .....................................           20.22%             17.73%              2.80%            8.40%
RATIOS/SUPPLEMENTAL DATA NET ASSETS
End of Period (thousands) ............................    $     24,193       $     19,644       $     16,261     $     20,128
Ratio of Expenses to
  Average Net Assets .................................            2.00%              2.00%              2.00%            2.00%
Ratio of Net Investment Income (Loss)
  to Average Net Assets ..............................           (0.07%)             0.07%             (0.17%)          (0.01%)
Portfolio Turnover Rate ..............................             132%               142%               141%              73%
Average Commission Paid Per Equity
  Share Traded (j) ...................................    $     0.0141       $     0.0338               --               --

SECURITY GLOBAL SERIES (CLASS B)
                                                                               Fiscal Period Ended September 30
                                                          -------------------------------------------------------------------
                                                             1997(g)            1996(g)            1995(g)        1994(c)(d)
                                                          ------------       ------------       ------------     ------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ..................    $      12.18       $      10.74       $      10.75     $       9.96
Income from Investment Operations:
Net Investment Loss ..................................           (0.11)             (0.10)             (0.12)           (0.12)
Net Gain on Securities
 (realized and unrealized) ...........................           2.237              1.841               0.30             0.91
                                                          ------------       ------------       ------------     ------------
Total from Investment Operations .....................           2.127              1.741               0.18             0.79
Less Distributions
Dividends (from Net Investment Income) ...............          (0.304)            (0.145)              --               --
Distributions (from Capital Gains) ...................          (0.783)            (0.156)             (0.19)            --
                                                          ------------       ------------       ------------     ------------
   Total Distributions ...............................          (1.087)            (0.301)             (0.19)            --
                                                          ------------       ------------       ------------     ------------
NET ASSET VALUE END OF PERIOD ........................    $      13.22       $      12.18       $      10.74     $      10.75
                                                          ============       ============       ============     ============
TOTAL RETURN(a)  .....................................           19.01%             16.57%              1.79%            7.90%
Ratios/Supplemental Data
Net Assets End of Period (thousands) .................    $     13,061       $      7,285       $      5,433     $      3,960
Ratio of Expenses to Average Net Assets ..............            3.00%              3.00%              3.00%            3.00%
Ratio of Net Investment Income (Loss) to Average
  Net Assets .........................................           (0.93%)            (0.93%)            (1.17%)          (0.01%)
Portfolio Turnover Rate ..............................             132%               142%               141%              73%
Average Commission Paid Per Equity
  Share Traded (j) ...................................    $     0.0141       $     0.0338               --               --

                             SEE ACCOMPANYING NOTES

                              FINANCIAL HIGHLIGHTS
                         SELECTED DATA FOR EACH SHARE OF
                CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SECURITY ASSET ALLOCATION SERIES (CLASS A)
                                                                               Fiscal Period Ended September 30
                                                                 -----------------------------------------------------------
                                                                1997(f)(g)(k)                1996(f)(g)         1995(e)(f)(g)
                                                                 -----------                -----------          -----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ......................       $     11.06                $     10.54          $     10.00
Income from Investment Operations:
Net Investment Income (Loss) .............................              0.17                       0.25                 0.04
Net Gain (Loss) on Securities
 (realized and unrealized) ...............................             1.862                      0.765                 0.50
                                                                 -----------                -----------          -----------
Total from Investment Operations .........................             2.032                      1.015                 0.54
Less Distributions
Dividends (from Net Investment Income) ...................            (0.260)                    (0.328)                --
Distributions (from Capital Gains) .......................            (0.252)                    (0.167)                --
                                                                 -----------                -----------          -----------
   Total Distributions ...................................            (0.512)                                           --
                                                                 -----------                -----------          -----------
NET ASSET VALUE END OF PERIOD ............................       $     12.58                $     11.06          $     10.54
                                                                 ===========                ===========          ===========
TOTAL RETURN(a) ..........................................             19.00%                     10.01%                5.40%
Ratios/Supplemental Data
Net Assets End of Period (thousands) .....................       $     3,906                $     2,449          $     1,906
Ratio of Expenses to Average Net Assets ..................              1.68%                      2.00%                2.00%
Ratio of Net Investment Income (Loss) to Average
  Net Assets .............................................              1.52%                      2.32%                1.33%
Portfolio Turnover Rate ..................................                79%                        75%                 129%
Average Commission Paid Per Equity
  Share Traded (j) .......................................       $    0.0409                $    0.0247                 --

SECURITY ASSET ALLOCATION SERIES (CLASS B)
                                                                              Fiscal Period Ended September 30
                                                                 -----------------------------------------------------------
                                                                 1997(f)(g)(k)               1996(f)(g)         1995(e)(f)(g)
                                                                 -----------                -----------          -----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ......................       $     10.97                $     10.50          $     10.00
Income from Investment Operations:
Net Investment Income (Loss) .............................              0.07                       0.14                 0.01
Net Gain (Loss) on Securities
 (realized and unrealized) ...............................             1.843                       0.77                 0.49
                                                                 -----------                -----------          -----------
Total from Investment Operations .........................             1.913                       0.91                 0.50
Less Distributions
Dividends (from Net Investment Income) ...................            (0.181)                    (0.273)                --
Distributions (from Capital Gains) .......................            (0.252)                    (0.167)                --
                                                                 -----------                -----------          -----------
   Total Distributions ...................................            (0.433)                    (0.440)                --
                                                                 -----------                -----------          -----------
NET ASSET VALUE END OF PERIOD ............................       $     12.45                $     10.97          $     10.50
                                                                 ===========                ===========          ===========
TOTAL RETURN(a) ..........................................             17.95%                      8.97%                5.00%
Ratios/Supplemental Data
Net Assets End of Period (thousands) .....................       $     3,851                $     2,781          $     1,529
Ratio of Expenses to Average Net Assets ..................              2.58%                      3.00%                3.00%
Ratio of Net Investment Income (Loss) to Average
  Net Assets .............................................              0.61%                      1.32%                0.31%
Portfolio Turnover Rate ..................................                79%                        75%                 129%
Average Commission Paid Per Equity
  Share Traded (j) .......................................       $    0.0409                $    0.0247                 --

                             SEE ACCOMPANYING NOTES

                              FINANCIAL HIGHLIGHTS
                         SELECTED DATA FOR EACH SHARE OF
                CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SECURITY SOCIAL AWARENESS SERIES (CLASS A)

                                         Fiscal Period Ended September 30
                                         --------------------------------
                                                     1997(g)(h)
                                                    -----------
Per Share Data
Net Asset Value Beginning of Period .............   $     15.00
Income from Investment Operations:
Net Investment Income (Loss) ....................          0.08
Net Gain (Loss) on Securities
 (realized and unrealized) ......................          2.91
                                                    -----------
Total from Investment Operations ................          2.99
Less Distributions
Dividends (from Net Investment Income) ..........           --
Distributions (from Capital Gains) ..............           --
                                                    -----------
   Total Distributions ..........................           --
                                                    -----------
Net Asset Value End of Period ...................   $     17.99
                                                    ===========
Total Return (a) ................................         19.93%
Ratios/Supplemental Data
Net Assets End of Period (thousands) ............   $     6,209
Ratio of Expenses to Average Net Assets .........          0.67%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ....................................          0.57%
Portfolio Turnover Rate .........................            38%
Average Commission Paid Per Equity
  Share Traded (j) ..............................   $    0.0600

SECURITY SOCIAL AWARENESS SERIES (CLASS B)

                                          Fiscal Period Ended September 30
                                          --------------------------------

                                                    1997(f)(g)(h)
                                                    -----------
Per Share Data
Net Asset Value Beginning of Period .............   $     15.00
Income from Investment Operations:
Net Investment Income (Loss) ....................         (0.08)
Net Gain (Loss) on Securities
 (realized and unrealized) ......................          2.89
                                                    -----------
Total from Investment Operations ................          2.81
Less Distributions
Dividends (from Net Investment Income) ..........           --
Distributions (from Capital Gains) ..............           --
                                                    -----------
   Total Distributions ..........................           --
                                                    -----------
Net Asset Value End of Period ...................   $     17.81
                                                    ===========
Total Return (a) ................................         18.73%
Ratios/Supplemental Data
Net Assets End of Period (thousands) ............   $     3,641
Ratio of Expenses to Average Net Assets .........          1.84%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ....................................         (0.60%)
Portfolio Turnover Rate .........................            38%
Average Commission Paid Per Equity
  Share Traded (j) ..............................   $    0.0600

                             SEE ACCOMPANYING NOTES

                              FINANCIAL HIGHLIGHTS
                         SELECTED DATA FOR EACH SHARE OF
                CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SECURITY VALUE SERIES (CLASS A)
                                             Fiscal Period Ended September 30
                                             --------------------------------
                                                    1997(f)(g)(i)
                                                    -----------
Per Share Data
Net Asset Value Beginning of Period .............   $     10.00
Income from Investment Operations:
Net Investment Income (Loss) ....................          0.05
Net Gain (Loss) on Securities
 (realized and unrealized) ......................          2.90
                                                    -----------
Total from Investment Operations ................          2.95
Less Distributions
Dividends (from Net Investment Income) ..........          --
Distributions (from Capital Gains) ..............          --
                                                    -----------
   Total Distributions ..........................          --
                                                    -----------
Net Asset Value End of Period ...................   $     12.95
                                                    ===========
Total Return (a) ................................         29.50%
Ratios/Supplemental Data
Net Assets End of Period (thousands) ............   $     4,631
Ratio of Expenses to Average Net Assets .........          1.10%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ....................................          1.43%
Portfolio Turnover Rate .........................           .35%
Average Commission Paid Per Equity
  Share Traded (j) ..............................   $    0.0600

SECURITY VALUE SERIES (CLASS B)
                                             Fiscal Period Ended September 30
                                             --------------------------------
                                                    1997(f)(g)(i)
                                                    -----------
Per Share Data
Net Asset Value Beginning of Period .............   $     10.00
Income from Investment Operations:
Net Investment Income (Loss) ....................          0.01
Net Gain (Loss) on Securities
 (realized and unrealized) ......................          2.90
                                                    -----------
Total from Investment Operations ................          2.91
Less Distributions
Dividends (from Net Investment Income) ..........          --
Distributions (from Capital Gains) ..............          --
                                                    -----------
   Total Distributions ..........................          --
                                                    -----------
Net Asset Value End of Period ...................   $     12.91
                                                    ===========
Total Return (a) ................................         29.10%
Ratios/Supplemental Data
Net Assets End of Period (thousands) ............   $     3,572
Ratio of Expenses to Average Net Assets .........          2.26%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ....................................          0.27%
Portfolio Turnover Rate .........................           .35%
Average Commission Paid Per Equity
  Share Traded (j) ..............................   $    0.0600

                             SEE ACCOMPANYING NOTES

                              FINANCIAL HIGHLIGHTS
                         SELECTED DATA FOR EACH SHARE OF
                CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SECURITY ULTRA FUND (CLASS A)
                                                                              Fiscal Period Ended September 30
                                                    ---------------------------------------------------------------------------
                                                       1997(g)          1996(g)         1995(f)       1994(c)           1993
                                                    ------------    ------------    ------------   ------------    ------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ..............  $       8.25    $       8.20    $       6.82   $       8.13    $       6.66
Income from Investment Operations:
Net Investment Income (loss) .....................         (0.08)          (0.05)          (0.02)        (0.056)
Net Gain (Loss) on Securities
 (realized and unrealized) .......................         1.649           1.096           1.535         (0.188)          1.791
                                                    ------------    ------------    ------------   ------------    ------------
Total from Investment Operations .................         1.569           1.046           1.515         (0.244)          1.763
Less Distributions
Dividends (from Net Investment Income) ...........          --              --              --             --              --
Distributions (from Capital Gains) ...............        (0.579)         (0.996)         (0.135)        (1.066)         (0.293)
                                                    ------------    ------------    ------------   ------------    ------------
   Total Distributions ...........................        (0.579)         (0.996)         (0.135)        (1.066)         (0.293)
                                                    ------------    ------------    ------------   ------------    ------------
Net Asset Value End of Period ....................  $       9.24    $       8.25    $       8.20   $       6.82    $       8.13
                                                    ============    ============    ============   ============    ============
TOTAL RETURN(a) 20.57% 15.36% 22.69% (3.6%) 26.80%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) .............  $     84,504    $     74,230    $     66,052   $     60,695    $     71,056
Ratio of Expenses to Average Net Assets ..........          1.71%           1.31%           1.32%          1.33%           1.30%
Ratio of Net Investment Income (Loss)
  to Average Net Assets ..........................         (1.01%)          (.61%)          (.31%)         (.80%)          (.50%)
Portfolio Turnover Rate ..........................            68%            161%            180%           111%            101%
Average Commission Paid Per Equity
  Share Traded (j) ...............................  $     0.0600    $     0.0606            --             --              --

SECURITY ULTRA FUND (CLASS B)
                                                                     Fiscal Period Ended September 30
                                                    -----------------------------------------------------------
                                                       1997(g)          1996(g)         1995(g)        1994(c)
                                                    ------------    ------------    ------------   ------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ..............  $       8.03    $       8.11    $       6.81   $       8.30
Income from Investment Operations:
Net Investment Income (loss) .....................         (0.15)          (0.13)          (0.09)        (0.103)
Net Gain (Loss) on Securities
 (realized and unrealized) .......................         1.599           1.046           1.525         (0.321)
                                                    ------------    ------------    ------------   ------------
Total from Investment Operations .................         1.449           0.916           1.435         (0.424)
Less Distributions
Dividends (from Net Investment Income) ...........          --              --              --             --
Distributions (from Capital Gains) ...............        (0.579)         (0.996)         (0.135)        (1.066)
                                                    ------------    ------------    ------------   ------------
   Total Distributions ...........................        (0.579)         (0.996)         (0.135)        (1.066)
                                                    ------------    ------------    ------------   ------------
NET ASSET VALUE END OF PERIOD ....................  $       8.90    $       8.03    $       8.11   $       6.81
                                                    ============    ============    ============   ============
TOTAL RETURN(a) ..................................         19.58%          13.81%          21.53%         (5.70%)
Ratios/Supplemental Data
Net Assets End of Period (thousands) .............  $      5,964    $      2,698    $      5,428   $      1,254
Ratio of Expenses to Average Net Assets ..........          2.71%           2.31%           2.32%          2.36%
Ratio of Net Investment Income
  (Loss) to Average Net Assets ...................         (2.01%)         (1.61%)         (1.32%)        (1.76%)
Portfolio Turnover Rate ..........................            68%            161%            180%           110%
Average Commission Paid Per Equity
  Share Traded (j) ...............................  $     0.0600    $     0.0606            --             --

                             SEE ACCOMPANYING NOTES

                              FINANCIAL HIGHLIGHTS
                         SELECTED DATA FOR EACH SHARE OF
                CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

(a) Total return information does not reflect deduction of any sales charges imposed at the time of purchase for Class A shares or upon redemption for Class B shares.

(b) Effective July 6, 1993, Security Growth and Income Fund changed its investment objective from investing for income with secondary emphasis on long-term capital growth to long-term capital growth with secondary emphasis on income. Effective the same date the fund changed its name from Security Investment Fund to Security Growth and Income Fund.

(c) Class "B: Shares were initially capitalized on October 19, 1993. Percentage amounts for the period, except total return, have been annualized. Per share data has been calculated using the average month-end shares outstanding.

(d) Security Global Series was initially capitalized on October 1, 1993, with a net asset value of $10 per share. Percentage amounts for the period, except for total return, have been annualized.

(e) Security Asset Allocation Series was initially capitalized on June 1, 1995, with a net asset value of $10 per share. Percentage amounts for the period have been annualized, except for total return. Per share data has been calculated using average month-end shares outstanding.

(f) Fund expenses were reduced by the Investment Manager during the period and expense ratios absent such reimbursement would have been as follows:
                                                   1995    1996    1997
          Asset Allocation Series    Class A       3.6%    3.1%    2.4%
                                     Class B       4.7%    3.9%    3.3%

          Social Awareness Series    Class A       N/A     N/A     1.7%
                                     Class B       N/A     N/A     2.8%

          Value Series               Class A       N/A     N/A     1.9%
                                     Class B       N/A     N/A     2.8%

(g) Net investment income (loss) was computed using average shares outstanding throughout the period.

(h) Security Social Awareness Series was initially capitalized on November 1, 1996, with a net asset value of $15 per share. Percentage amounts for the period, except for total return, have been annualized.

(i) Security Value Series was initially capitalized on May 1, 1997, with a net asset value of $10 per share. Percentage amounts for the period, except for total return, have been annualized.

(j) Brokerage commissions paid on portfolio transactions increase the cost of securities purchased or reduce the proceeds of securities sold and are not reflected in the Fund's statement of operations. Shares traded on a principal basis, such as most over-the-counter and fixed-income transactions, pay a "spread" or "mark-up" rather than a commission and are therefore excluded from this calculation. Generally, non-U.S. commissions are lower than U.S. commissions when expressed as cents per share but higher when expressed as a percentage of transactions because of the lower per-share prices of many non-U.S. securities. Prior to 1996, average commission information was not required to be disclosed.

(k) Meridian Investment Management Corporation (Meridian) became the sub-advisor of Asset Allocation Series effective August 1, 1997. Prior to August 1, 1997 SMC paid Templeton/Franklin Investment Services, Inc. and Meridian for research services provided to Asset Allocation Series.

                         NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 1997

1.      SIGNIFICANT ACCOUNTING POLICIES

        Security Growth and Income, Equity and Ultra Funds (the Funds) are registered under the Investment Company Act of 1940, as amended, as diversified open-end management investment companies. The shares of Security Equity Fund are currently issued in five Series, the Equity Series, the Global Series, the Asset Allocation Series, the Social Awareness Series and the Value Series, with each Series, in effect representing a separate Fund. Class A shares are sold with a sales charge at the time of purchase. Class A shares are not subject to a sales charge when they are redeemed. The Funds began offering an additional class of shares ("B" shares) to the public on October 19, 1993. The shares are offered without a front-end sales charge but incur additional class - specific expenses. Redemptions of the shares within five years of acquisition incur a contingent deferred sales charge. The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements.These policies are in conformity with generally accepted accounting principles.

        A. SECURITY VALUATION - Valuations of the Funds' securities are supplied by a pricing service approved by the Board of Directors. Securities listed or traded on a national securities exchange are valued on the basis of the last sales price. If there are no sales on a particular day, then the securities are valued at the last bid price. If a security is traded on multiple exchanges, its value will be based on prices from the principal exchange where it is traded. All other securities for which market quotations are available are valued on the basis of the current bid price. If there is no bid price or if the bid price is deemed to be unsatisfactory by the Board of Directors or the Funds' investment manager, then the securities are valued in good faith by such method as the Board of Directors determines will reflect the fair market value. The Funds generally will value short-term debt securities at prices based on market quotations for securities of similar type, yield, quality and duration, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost which approximates market value.

        Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of foreign securities are determined as of the close of such foreign markets or the close of the New York Stock Exchange, if earlier. All investments quoted in foreign currency are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. The Global Series' and Asset Allocation Series' investments in foreign securities may involve risks not present in domestic investments. Since foreign securities may be denominated in a foreign currency and involve settlement and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Global Series and Asset Allocation Series to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

        B. FOREIGN CURRENCY TRANSACTIONS - The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

        The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

        Net realized foreign exchange gains or losses arise from sales of portfolio securities, sales of foreign currencies, and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of portfolio securities and other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

        C. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS - Global Series and Asset Allocation Series may enter into forward foreign exchange contracts in order to manage against foreign currency risk from purchase or sale of securities denominated in foreign currency. Global Series and Asset Allocation Series may also enter into such contracts to manage changes in foreign currency exchange rates on portfolio positions. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as unrealized gains or losses. Realized gains or losses are recognized when contracts are settled and are reflected in the statement of operations. These contracts involve market risk in excess of the amount reflected in the balance sheet. The face or contract amount in U.S. dollars reflects the total exposure the Global Series and Asset Allocation Series have in that particular currency contract. Losses may arise due to changes in the value of the foreign currency or if the counterparty does not perform under the contract.

        D. FUTURES - Asset Allocation Series, Social Awareness Series and Ultra Fund utilize futures contracts to a limited extent, with the objectives of maintaining full exposure to the underlying stock markets, enhancing returns, maintaining liquidity, and minimizing transaction costs. Asset Allocation Series, Social Awareness Series and Ultra Fund may purchase futures contracts to immediately position incoming cash in the market, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. In the event of redemptions, the Asset Allocation Series, Social Awareness Series and Ultra Fund may pay departing shareholders from its cash balances and reduce their futures positions accordingly. Returns may be enhanced by purchasing futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks contained in the indexes and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Funds are required to deposit either cash or securities, representing the initial margin, equal to a certain percentage of the contract value. Subsequent changes in the value of the contract, or variation margin, are recorded as unrealized gains or losses. The variation margin is paid or received in cash daily by the Funds. The Funds realize a gain or loss when the contract is closed or expires. There were no futures contracts held by the Funds at September 30, 1997.

        E. SECURITY TRANSACTIONS AND INVESTMENT INCOME - Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are reported on an identified cost basis. Dividend income less foreign taxes withheld (if any) plus foreign taxes recoverable (if any) are recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Premium and discounts (except original issue discounts) on debt securities are not amortized.

        F. DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences are primarily due to differing treatments relating to the expiration of net operating losses and the recharacterization of foreign currency gains and losses.

        G. TAXES - The Funds complied with the requirements of the Internal Revenue Code applicable to regulated investment companies and distributed all of their taxable net income and net realized gains sufficient to relieve them from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

        Under terms of the investment advisory contract, Security Management Company, LLC (SMC) agrees to provide, or arrange for others to provide, all the services required by the Funds for a single fee (except for the Asset Allocation, Social Awareness and Value Series of Security Equity Fund), including investment advisory services, transfer agent services and certain other administrative services. For Growth and Income Fund, Equity Series and Ultra Fund this fee is equal to 2% of the first $10 million of the average daily closing value of each Fund's net assets, 1 1/2% of the next $20 million, and 1% of the remaining net assets of the Fund for the fiscal year. For Global Series this fee is equal to 2% of the first $70 million of the average daily closing value of the Series' net assets and 1 1/2% of the remaining average net assets of the Series for the fiscal year. Additionally, SMC agrees to assume all of the Funds' expenses, except for its fee and the expenses of interest, taxes, brokerage commissions and extraordinary items and Class B distribution fees. SMC also serves as Investment Advisor to the Asset Allocation, Social Awareness and Value Series, and accordingly receives a fee equal to 1% of the average net assets of these Series.

        SMC also acts as the administrative agent and transfer agent for the Asset Allocation, Social Awareness and Value Series, and as such performs administrative functions, transfer agency and dividend disbursing services, and the bookkeeping, accounting and pricing functions for each Series. For these services, the Investment Manager receives, from Asset Allocation Series, an administrative fee equal to .045% of the average daily net assets of the Series plus, the greater of .10% of its average net assets or (i) $45,000 in the year ended June 1, 1997; and (ii) $60,000 thereafter. For administrative services provided to the Social Awareness Series and the Value Series, SMC receives an administrative fee equal to .09% of the average daily net assets of each Series. For transfer agent services, SMC is paid an annual fixed charge per account as well as a transaction fee for all shareholder and dividend payments.

        SMC pays a Sub-Advisor, Lexington Management Corporation (LMC), an annual fee in an amount equal to .50% of the average daily net assets of Global Series, for investment advisory and certain administrative services provided to the Global Series. SMC pays Meridian Investment Management Corporation for subadvisory services provided to the Asset Allocation Series, an annual fee equal to the following schedule:

Average Daily Net Assets of the Series
--------------------------------------
Annual Fees Less Than $100 Million ......................    .40%, plus
$100 Million but less than $200 Million  ................    .35%, plus
$200 Million but less than $400 Million .................    .30%, plus
$400 Million or more ....................................    .25%

        SMC has agreed to limit the total expenses of the Asset Allocation Series, Social Awareness Series and Value Series to 2% of the average net assets, excluding 12b-1 fees. SMC has agreed to waive a portion of the management fees for the Asset Allocation Series until December 31, 1997. SMC has also agreed to waive the management fees for the Social Awareness Series and Value Series until December 31, 1997.

        The Funds have adopted Distribution Plans related to the offering of Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plans provide for payments at an annual rate of 1.0% of the average net assets of each Fund's Class B shares.

        Security Distributors, Inc. (SDl), a wholly-owned subsidiary of SMC and the national distributor for the Funds, received net underwriting commissions on sales of Class A shares and contingent deferred sales charges on redemptions occurring within 5 years of the date of purchase of Class B shares after allowances to brokers and dealers in the amounts presented in the following table:
                          SDI                     BROKER/         BROKER/
                      UNDERWRITING    CDSC        DEALER          DEALER
                       (CLASS A)   (CLASS B)    (CLASS A)       (CLASS B)
                        -------     -------     --------        ----------
Growth & Income Fund    $ 6,497     $ 1,741     $ 55,940        $   85,564
Equity Series           $21,344     $31,015     $778,593        $1,754,380
Global Series           $ 2,930     $13,291     $ 26,859        $   55,345
Asset Allocation Series $ 3,114     $ 1,692     $ 25,882        $   31,946
Social Awareness Series $ 7,639     $   267     $ 54,306        $   32,082
Value Series            $ 2,015     $     2     $ 72,587        $  103,444
Ultra Fund              $ 5,388     $20,208     $ 29,224        $   27,608

        Certain officers and directors of the Funds are also officers and/or directors of Security Benefit Life Insurance Company and its subsidiaries, which include SMC and SDI.

3. FEDERAL INCOME TAX MATTERS

        For federal income tax purposes, the amounts of unrealized appreciation (depreciation) at September 30, 1997, were as follows:

                            GROSS            GROSS       NET UNREALIZED
                          UNREALIZED       UNREALIZED     APPRECIATION
                         APPRECIATION     DEPRECIATION   (DEPRECIATION)
                          -----------      ----------      -----------
Growth & Income Fund      $18,918,936      $(249,688)      $18,669,248
Equity Series             300,425,818       (987,108)      299,438,710
Global Series               5,804,947     (1,270,603)        4,534,344
Asset Allocation Series       862,282       (136,148)          726,134
Social Awareness Series     1,689,008        (48,403)        1,640,605
Value Series                  907,176        (50,207)          856,969
Ultra Fund                 30,685,496       (438,553)       30,246,943

The Growth and Income Fund, Equity Series and Ultra Fund hereby respectively designate $2,267,187, $34,713,025 and $5,506,937 as capital gain dividends paid during the fiscal year ended September 30, 1997, for the purpose of the dividends paid deduction on each Funds' federal income tax return.

4. INVESTMENT TRANSACTIONS

        Investment transactions for the year ended September 30, 1997, (excluding overnight investments and short-term commercial paper) are as follows:
                                          PROCEEDS
                         PURCHASES       FROM SALES
                       ------------    ------------
Growth & Income Fund   $ 99,960,633    $ 99,598,523
Equity Series           460,221,504     449,109,177
Global Series            45,641,917      39,169,516
Asset Allocation Series   6,558,807       5,418,430
Social Awareness Series   9,617,933       1,830,734
Value Series              7,852,627         670,080
Ultra Fund               48,583,055      50,356,848

5. FORWARD FOREIGN EXCHANGE CONTRACTS

        At September 30, 1997, Global Series had the following open forward foreign exchange contracts to sell currency (excluding foreign currency contracts used for purchase and sale settlements):

                                            UNREALIZED
                      SETTLEMENT  CONTRACT   CONTRACT  CURRENCY    GAIN
CURRENCY                 DATE      AMOUNT      RATE     RATE      (LOSS)
------------------     -------  ----------   -------  -------    -------
British Pound           4/1/98  $1,161,148   1.59965   1.6057    ($7,025)
New Zealand Dollar     10/3/97    $917,017  0.689975  0.64165     44,315
                                                                 -------
                                                                 $37,290
                                                                 =======
6. FEDERAL TAX STATUS OF DIVIDENDS

        The income dividends paid by the Funds are taxable as ordinary income on the shareholder's tax return. The portion of ordinary income of dividends (including net short-term capital gains) attributed to fiscal year ended September 30, 1997, that qualified for the dividends received deductions for corporate shareholders was 12%, 86%, 4%, 15%, 100%, 21% and 0% of the amount taxable as ordinary income for Growth and Income Fund, Equity Series, Global Series, Asset Allocation Series, Social Awareness Series, Value Series and Ultra Fund respectively, in accordance with the provisions of the Internal Revenue Code.

7. LEGAL PROCEEDINGS

        Security Ultra Fund was named as a class defendant in an adversary proceeding filed on March 14, 1995, in a pending bankruptcy, captioned In re:
Integra Realty Resources, Inc., Integra-a Hotel and restaurant Company (Integra), and BHC of Denver, Inc., United States Bankruptcy Court for the District of Colorado. The adversary proceeding was brought by the Trustee for the Integra Unsecured Creditors against the principal defendant Fidelity Capital Appreciation Fund and over 6,000 other class defendants, including the Ultra Fund. The Trustee alleges that the defendants, former shareholders of Integra Realty Resources, Inc., improperly received a distribution of Integra's assets in December 1988, when Integra distributed all of the shares of its subsidiary, ShowBiz Pizza Time, to its shareholders, leaving insufficient resources for Integra to continue to operate to the detriment of the Integra Unsecured Creditors. Ultra Fund has reached a settlement agreement, with the plaintiff for $360,870, which will be paid in October, 1997. This settlement was approved by the Fund's Board of Directors and is reflected as other payables and other expenses in the accompanying financial statements.

8. SHAREHOLDERS' MEETING

        A special meeting of the shareholders of the Asset Allocation Series was held on August 1, 1997. At this meeting, shareholders voted to approve a new Sub-Advisory Contract between Security Management Company, LLC and Meridian Investment Management Corporation. Holders of 449,320 shares out of a total of 611,069 shares of capital stock of the Series issued and outstanding on the record date for the meeting (close of business on June 5, 1997) were represented at the meeting. Of the shares 449,320 represented, 428,751 shares were voted for, 11,732 shares abstained and 8,837 shares voted against.

                REPORT OF ERNST & YOUNG LLP INDEPENDENT AUDITORS

THE SHAREHOLDERS AND BOARD OF DIRECTORS
SECURITY GROWTH AND INCOME FUND, SECURITY EQUITY FUND, AND SECURITY ULTRA FUND

        We have audited the accompanying balance sheets and statements of net assets of Security Growth and Income Fund, Security Equity Fund (comprised of the Equity, Global, Asset Allocation, Social Awareness and Value Series) and Security Ultra Fund (the Funds) as of September 30, 1997, and the related statements of operations, changes in net assets, and financial highlights for the periods indicated therein. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

        We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of September 30, 1997, by correspondence with the custodian. As to securities relating to uncompleted transactions, we performed other audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds at September 30, 1997, and the results of their operations, changes in their net assets and the financial highlights for the periods indicated above in conformity with generally accepted accounting principles.

                                                       ERNST & YOUNG LLP
Kansas City, Missouri
October 31, 1997

The Security Group of Mutual Funds

Security Growth and Income Fund
Security Equity Fund
        o  Equity Series
        o  Global Series
        o  Asset Allocation Series
        o  Social Awareness Series
        o  Value Series

Security Ultra Fund

Security Income Fund
        o  Corporate Bond Series
        o  U.S. Government Series
        o  Limited Maturity Bond Series
        o  High Yield Series

Security Tax-Exempt Fund

Security Cash Fund

This report is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus which contains details concerning the sales charges and other pertinent information.

SECURITY FUNDS
OFFICERS AND DIRECTORS

DIRECTORS

Donald A. Chubb, Jr.
John D. Cleland
Donald L. Hardesty
Penny A. Lumpkin
Mark L. Morris, Jr., D.V.M.
Hugh L. Thompson, Ph.D.

OFFICERS

John D. Cleland, President
James R. Schmank, Vice President and Treasurer
Mark E. Young, Vice President
Terry A. Milberger, Vice President, Equity Fund
Jane A. Tedder, Vice President
Cindy L. Shields, Assistant Vice President
Thomas A. Swank, Vice President
Amy J. Lee, Secretary
Christopher D. Swickard, Assistant Secretary
Brenda M. Harwood, Assistant Treasurer and Assistant Secretary

Security Distributors, Inc.
700 SW Harrison St.
Topeka, KS 66636-0001
(785) 431-3127
(800) 888-2461

               SECURITY
                FUNDS

               SEMI-ANNUAL
               REPORT
               MARCH 31, 1998

               o  Security
                  Growth and
                  Income Fund

               o  Security Equity
                  Fund
                  -Equity Series
                  -Global Series
                  -Asset
                   Allocation
                   Series
                  -Social
                   Awareness
                   Series
                  -Value
                   Series
                  -Small
                   Company
                   Series

               o  Security Ultra
                  Fund

                                  [LOGO] Security Distributors, Inc.

                             PRESIDENT'S COMMENTARY
                                  May 15, 1998

To Our Shareholders:

The financial markets continued to reward investors over the last six months. After a short-lived correction last fall, the markets began 1998 with another rally led once again by the larger companies. This rally produced returns for the six months ended March 31, 1998 of 17.22% for the S&P 500 Index and 11.74% for the Dow Jones Industrial Average.

AMAZING EQUITY MARKET PERFORMANCE

The equity markets continue to defy the expectations of most forecasters, who believed that the turmoil in southeast Asia would produce a dramatic decline in global economic growth. This slowdown was expected to produce negative earnings surprises which would be sufficient to dampen market sentiment. However, these potential negatives have simply been overwhelmed by the great supply of new investment money pouring into the markets month after month in 1998. A large part of these cash flows is coming from a new generation of investors who are using 401(k), 403(b), and other types of long-term investment instruments centered around a portfolio of common stocks to maximize retirement savings.

CASH FLOWS INTO EQUITY MARKETS SHOULD
CONTINUE

We believe that these money flows, absent some unforeseen shock to change investor psychology, are likely to continue. Although we expect a slowdown in earnings growth due to a moderating economy, we believe that cash flows will be sufficient to offset this negative influence on the markets. We would caution, however, that increased volatility is to be expected and a short-lived correction in the markets of as much as 10% to 15% could occur at any time. The long-term fundamentals continue to be enormously positive for owners of financial assets, and in our view, short-term volatility should be ignored by investors who hold a long-term optimistic outlook.

ADDITIONS TO OUR PORTFOLIO MANAGEMENT TEAM

Since my last writing in the annual report, Security Management Company, LLC has made some major additions to our investment management team. Security Growth and Income Fund is now managed by Michael Petersen, Senior Portfolio Manager. Mike joined the Security family in November 1997, bringing with him ten years of experience in managing a growth and income fund for another organization. Jim Schier, Portfolio Manager for the Value Series, is also taking on responsibility for the Security Ultra Fund portfolio. We have added a new Small Company Series which will be subadvised for us by Strong Capital Management, Inc., with Ron Ognar of that organization acting as lead portfolio manager.

In the pages that follow, our portfolio managers discuss their performance as well as the current structure of the portfolios and their outlook for the months ahead. As always, we appreciate your continuing investments in Security products. We invite your questions and comments at any time.

John Cleland, President
The Security Funds

                              MANAGER'S COMMENTARY
                         SECURITY GROWTH AND INCOME FUND
                                  May 15, 1998

To Our Shareholders:

The Growth and Income Fund returned 8.55% in the first six months of the fiscal year, underperforming its Lipper peer group's average return of 12.49% primarily because of its orientation toward small-cap and midcap stocks, which returned less than their large-cap counterparts.1 We began restructuring the portfolio toward the larger-cap growth and value names at the beginning of 1998. Because of the lower returns year to date in the small-cap markets and the high valuations in the large-cap issues, this must be a slow and careful process.

OVERALL RESTRUCTURING STRATEGY

Our general strategy is to realign the sector weightings in the Fund to more closely resemble those of other growth and income funds. This includes overweighting income-oriented sectors such as energy and utilities while underweighting the pure growth areas like health care and technology. The focus is primarily to have a value orientation, concentrating on stocks with earnings per share potential better than that of the overall S&P 500 average. For example, the paper industry is currently undervalued because of a perceived lack of pricing power. This situation is beginning to turn around, and analysts expect 10% to 20% earnings growth in the industry this calendar year. Additionally, we will target a portfolio yield which is about 50% above that of the S&P 500--our target now is a 2.5% yield versus the S&P's 1.6%.

FAVORED INDUSTRIES

We currently overweight the energy industry, including such integrated oil companies as Phillips Petroleum Company, Amoco Corporation, and Kerr McGee Corporation. This strategy is based on expectations that oil prices will move up more on a percentage basis than the overall Consumer Price Index or Producer Price Index.

The utility sector is another area of emphasis. We have added electric and natural gas utilities to the portfolio including Consolidated Natural Gas Company, American Electric Power Company, Inc., and Texas Utilities Company. While earnings growth is expected to slow in many S&P 500 companies, these utilities are predicted to show better-than-average earnings increases. Additionally, their valuations are presently more attractive than those in many other sectors.

Within the broad capital goods category, waste management companies have been out of favor for a very long time. Because of this disfavor, they now display attractive valuations. We believe that ongoing consolidation in the industry should lead to better pricing potential, which will in turn strengthen profits. Companies in this category include Browning Ferris, perceived as a likely merger candidate, and Waste Management, which has benefited from its purchase by USA Waste which should close by the end of this

                         SECURITY GROWTH AND INCOME FUND
                                  May 15, 1998

calendar year. Waste Management's stock has risen nearly 40% from its pre-buyout level.

SUMMARY OF PLANS FOR THE NEXT SIX MONTHS

The overall strategy in the portfolio restructuring is to keep the risk--the pattern of volatility in returns over time--lower than that of competing funds. We hope to compile a portfolio of stocks which will generate higher earnings than those of the average growth and income fund. We plan to increase the large-cap holdings to be about half of the total assets. We also will strive to reduce risk by diversifying the portfolio, increasing the number of holdings from sixty at the beginning of this fiscal year to about 105 names. We plan to maintain a bond position of about 10% of total portfolio assets, emphasizing corporate bonds yielding about 8% to 9%.

Michael A. Petersen
Portfolio Manager

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge.

                                 --PERFORMANCE--

                                TOP 5 HOLDINGS**

                                                      % of
                                                    net assets
                                                    ----------
        Equitable Resources, Inc.                      2.8%

        AlliedSignal, Inc.                             2.0%

        Wells Fargo & Company                          1.9%

        Texaco, Inc.                                   1.7%

        St. Paul Companies, Inc.                       1.7%

        **At March 31, 1998


                             AVERAGE ANNUAL RETURNS
                              As of March 31, 1998

                                          1 year   5 years   10 years
                                          ------   -------   --------
        A Shares                           42.7%     15.7%     13.0%

        A Shares with sales charge         34.6%     14.3%     12.3%

        B Shares                           41.3%     15.3%      N/A
                                                  (10-19-93)
                                               (since inception)

        B Shares with CDSC                 36.3%     14.9%      N/A
                                                   (10-19-93)
                                                (since inception)

The performance data above represents past performance which is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or contingent deferred sales charge of 5% for Class B shares, as applicable, except where noted. Such figures would be lower if the maximum sales charge were deducted.

                              MANAGER'S COMMENTARY
                      SECURITY EQUITY FUND - EQUITY SERIES
                                  May 15, 1998

To Our Shareholders:

The stock market turned in very different performances in the fourth quarter of 1997 and the first quarter of 1998. The benchmark S&P 500 Stock Index returned a meager 2.87% in the last three months of last year, but regained momentum and climbed 13.95% in the first quarter this year. The Equity Series mirrored this diverse performance, but overall fared very well as it rose 17.32% for the first half of the fiscal year, comparing favorably with its Lipper peer group average of 11.55%.(1)

CONSISTENT EARNERS PROVIDE FAVORABLE RETURNS

The portfolio continues to perform well due to our concentration on high quality companies with consistent earnings growth records. Because we expect an earnings slowdown in coming months as a result of the weak Asian economies, we have no plans to shift away from this strategy at this time. In an environment of slowing earnings those corporations which have proven their ability to generate consistent earnings are likely to continue doing so. Among the steady growers are companies in the consumer nondurables sector including health care giants Schering Plough Corporation, SmithKline Beecham PLC ADR, and American Home Products Corporation. Over the past six months Schering rose nearly 60%, and the other two were each up close to 30%. Other consumer nondurables which have continued to perform well are Colgate-Palmolive Company, Procter & Gamble Company, and Gillette Company, all of which rose more than the S&P 500.

DECLINING INTEREST RATES BOOST FINANCIAL COMPANIES

The environment for stocks in the financial sector remained positive as interest rates continued to decline. The insurance segment of the portfolio is overweighted versus the corresponding segment in the S&P 500. Among our holdings in this group are multiline insurors American International Group, Inc. and Allstate Corporation. We also own Lincoln National Corporation, which sold its property and casualty lines and now focuses on life and health insurance as well as other financial services.

Also in the financial sector in the portfolio are stocks of banks whose primary source of revenue is fee-based services. For example, Bank of New York Company, Inc., derives a large portion of its income from processing services. They are the largest servicer of American Depositary Receipts, and are continuing to expand their other lines. Northern Trust Corporation remains a major player in the fee-based trust services arena. We also own Federal National Mortgage Association ("Fannie Mae") and Federal Home Loan Mortgage Corporation ("Freddie Mac") stocks, both of which are benefiting from their mortgage businesses in a low interest rate climate.

Although the portfolio has performed very well over the six months, there are some areas that have hurt total return. Telephone issues outperformed general market indexes late in 1997 when investors were frightened by the events in Asia and sought out stocks in companies whose earnings were largely

                      SECURITY EQUITY FUND - EQUITY SERIES
                                  May 15, 1998

domestically generated. Our low weighting in telephone stocks was harmful, as this sector has a large weighting in the benchmark S&P 500 Index. We have been adding names in this area in recent months, including WorldCom, Inc., LCI International, and Lucent Technologies, Inc.

PLANS FOR THE COMING SIX MONTHS

Looking forward, we plan to stay with our practice of buying those companies which display consistent earnings growth, and which have a low level of economic sensitivity. We also prefer companies with little earnings exposure in Asia at the present time. We presently hold about 95 different names in the portfolio, and plan to increase that number to provide a measure of safety through diversification. As the opportunity for earnings disappointments increases, having smaller exposure in any one name reduces the impact of negative earnings surprises.

Terry Milberger
Portfolio Manager

(1)Performance figures are based on Class A shares and do not reflect deduction of the sales charge.

                                --PERFORMANCE--

                                TOP 5 HOLDINGS**

                                                          % of
                                                        net assets
                                                        ----------
        General Electric Company                          1.8%

        Tyco International, Ltd.                          1.8%

        Payless ShoeSource, Inc.                          1.8%

        Schering-Plough Corporation                       1.7%

        Microsoft Corporation                             1.7%

        **At March 31, 1998


                             AVERAGE ANNUAL RETURNS
                              As of March 31, 1998

                                          1 year    5 years   10 years
                                          ------    -------   --------
        A Shares                           47.1%     21.5%     19.3%

        A Shares with sales charge         38.7%     20.1%     18.6%

        B Shares                           45.4%     21.6%      N/A
                                                  (10-19-93)
                                               (since inception)

        B Shares with CDSC                 40.4%     21.3%      N/A
                                                  (10-19-93)
                                               (since inception)

The performance data above represents past performance which is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or contingent deferred sales charge of 5% for Class B shares, as applicable, except where noted. Such figures would be lower if the maximum sales charge were deducted.

                              MANAGER'S COMMENTARY
                      SECURITY EQUITY FUND - GLOBAL SERIES
                                  May 15, 1998

                     [LOGO]     Subadvisor - LEXINGTON
                                MANAGEMENT CORPORATION


To Our Shareholders:

The Global Series of Security Equity Fund returned 5.63% for the six-month period ended March 31, 1998, underperforming the Lipper peer group average of 7.79%.(1) The Series' underperformance occurred during the first half of the period when a substantial underweighting in U.S. equities combined with sharp falls in Asian markets to lead to weak returns. The second three months of the fiscal period produced better results, primarily because of strong gains in European equities. During this three-month period the Series increased 15.30% versus the peer group's average 13.55%.

HOW THE MARKETS LOOK NOW

The current investment environment remains extremely favorable for both U.S. and European equities. Low inflation has allowed interest rates to fall and remain at low levels. Merger and acquisition activity in North America and Europe has gained momentum. Strategic buyers believe size to be a competitive advantage in the global marketplace. Low interest rates have made deals easier to finance. Investors on both continents continue to pour money into equities due to demographic needs to fund retirement.

A COMPARISON OF EUROPEAN AND U.S. MARKET OUTLOOKS

U.S. equities face several difficult hurdles, however. The strong dollar has made U.S. products less competitive with the rest of the world. Due to Asian devaluation and the consequent recessions there, the traded goods sector of the U.S. economy will come under greater attack. Profit margins are already at very high levels while wage pressures build due to low unemployment levels. Finally, valuations look particularly excessive given the anemic profit outlook for most U.S. companies.

The portfolio remains heavily overweighted toward European equities due to several factors. Corporate restructuring in Europe is at a much earlier stage than in the U.S., so profitability levels have room for substantial expansion. Unlike the U.S. investors, individuals in Europe are only now discovering equity investing. The flow of funds argument is much stronger in Europe as equities in the region gain market share from other asset groups. Although valuation levels are also high, European profits should grow at a much faster rate than U.S. profits.

OTHER WORLD MARKETS

Japan continues to struggle as government policy remains inadequate to address deep structural problems. The Japanese economy is currently in recession with weakness throughout the rest of Asia intensifying Japanese problems. Stocks there now look cheap on both a price-to-book value and a cash flow basis. Until the government and corporations move toward a more shareholder-friendly system, the economy and equities will continue to struggle. China is clearly taking a leadership role in southeast Asia. Strong Chinese leadership is a bright spot in the region and China appears unlikely to devalue its currency. Restructuring within China is also creating exciting long-term opportunities.

In other emerging regions, Latin America is suffering from Asian fallout. Weak commodity prices have pressured Latin economies and currencies, forcing

                      SECURITY EQUITY FUND - GLOBAL SERIES
                                  May 15, 1998

interest rates higher while fiscal policy is tightened. Greece, with its entry into the European monetary union, provides an early stage investment opportunity. If the Greek government holds its resolve and privatizes industry while controlling spending, Greek equities should shine.

PORTFOLIO PLANS FOR THE COMING PERIOD

The Global Series continues to emphasize European equities with a heavily overweighted position. European stocks should provide strong profit growth due to management refocus on shareholder value. Japanese equities currently represent a small percentage of the portfolio, but could offer great opportunities in the future if managements begin to restructure and focus on profits and shareholder interests. Latin American equities are avoided due to a weakening profit outlook and difficult macroeconomic conditions. Finally, Greek equities may be added if the government continues to show its resolve in fighting the unions. Interest rates are likely to fall sharply in Greece, and equities are substantially cheaper than other European stocks.

Richard Saler
Portfolio Manager

Alan Wapnick
Portfolio Manager

(1)Performance figures are based on Class A shares and do not reflect deduction of the sales charge.

Investing in foreign countries may involve risks, such as currency fluctuations and political instability, not associated with investing exclusively in the U.S.

                                --PERFORMANCE--

                                TOP 5 HOLDINGS**

                                                        % of
                                                     net assets
                                                     ----------
                     Imax Corporation ADR               2.4%

                     Whitbred PLC                       1.9%

                     Elan Corporation PLC ADR           1.8%

                     Foster's Brewing Group, Ltd.       1.8%

                     Teva Pharmaceutical
                       Industries, Ltd.                 1.7%

                     **At March 31, 1998

                             AVERAGE ANNUAL RETURNS
                              As of March 31, 1998

                                              1 year   Since Inception
                                              ------   ---------------
              A Shares                         20.4%        12.0%
                                                          (10-1-93)

              A Shares with sales charge       13.4%        10.6%
                                                          (10-1-93)

              B Shares                         19.1%        11.2%
                                                          (10-19-93)

              B Shares with CDSC               14.1%        10.7%
                                                          (10-19-93)

The performance data above represents past performance which is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or contingent deferred sales charge of 5% for Class B shares, as applicable, except where noted. Such figures would be lower if the maximum sales charge were deducted.

                              MANAGER'S COMMENTARY
                 SECURITY EQUITY FUND - ASSET ALLOCATION SERIES
                                  May 15, 1998

                           [LOGO]   MERIDIAN
                                   INVESTMENT
                                   MANAGEMENT
             Subadvisor: Meridian Investment Management Corporation

To Our Shareholders:

Global equity markets, after bouncing back from a rapid October decline, raced to new highs as the first quarter of 1998 ended. Already this year many of these markets have posted returns far in excess of annual norms. The favorable investing environment has been fueled by solid economic growth and low inflation. The Asset Allocation Series was up 10.52% in the first quarter of this year following a weak fourth quarter of 1997, posting a 3.63% total return for the six month period ended March 31, 1998.1 The Lipper peer group average rose 8.72% in the 1998 first quarter and 5.39% over the six months.

FOREIGN MARKETS HAVE BECOME STRONG PERFORMERS

The U.S. stock market's well-publicized advance has been overshadowed by the performance of many foreign markets. Because of attractive valuations abroad, the Series has maintained about 40% of its assets in foreign stocks for much of the last two years. Four of the portfolio's five country holdings outpaced the U.S. market in the last six months. Italian stocks led the global advance, rallying nearly 60% over the period. Returns in Germany, Belgium, and Denmark have been approximately 20% each, outpacing the S&P 500's 17% move. Thus far, the performance of the Japanese market has been disappointing. With valuations at historic lows and investor sentiment unanimously poor, a market bottom should be near. We believe that the Japanese market will contribute positively to performance in 1998.

U.S. STOCK MARKET ALLOCATION

Currently approximately 35% of portfolio assets are invested in the U.S. stock market. Sectors of concentration include Leisure, Technology, and Health Care. Within the Leisure sector the cable, entertainment, and restaurant industries all were strong performers the last six months. Such household names as The Walt Disney Company and McDonald's Corporation were significant contributors to the Series' performance. Leisure stocks remain good values and will likely be emphasized in the portfolio throughout 1998. The technology sector, hit hard in the fourth quarter of 1997, has bounced back. Large capitalization stocks within the communications equipment and computer peripheral industries led the first quarter rally. The Series benefited from the technology rebound by owning stocks within these industries, along with networking and equipment semiconductor stocks. Health care stocks, also, participated in the first quarter rally.

OTHER SECTOR ALLOCATIONS

Our 20% weighting in U.S. bonds added to performance over the last six months as well. The strength in the domestic bond market, as evidenced by the yield on the thirty-year bond falling well below 6%, appears likely to continue. With inflation near historic lows and real yields above their long term norms, our outlook for the U.S. bond market is favorable. We believe it could garner additional investors' attention should equity markets rise to levels

                 SECURITY EQUITY FUND - ASSET ALLOCATION SERIES
                                  May 15, 1998

not justified by valuations. Then, additional bond investments could be used as a temporary defensive position.

We have maintained a 5% investment in gold stocks and a 5% exposure to real estate in the portfolio. These investments aided portfolio diversification and contributed positively to performance thus far in 1998.

The Asset Allocation Series continues to emphasize foreign and domestic stocks. Much of the equity exposure that suffered in the fourth quarter of 1997 has bounced back and led the market in 1998. With the Series up 10.52% in the first quarter, we will remain diligent in trying to preserve gains and capitalize on new opportunities.

Patrick Boyle
Portfolio Manager

(1)Performance figures are based on Class A shares and do not reflect deduction of the sales charge. Management fee waivers reduced Fund expenses during the period covered by this report and in the absence of such waiver the performance quoted would be reduced.

Investing in foreign countries may involve risks, such as currency fluctuations and political instability, not associated with investing exclusively in the U.S.

                                --PERFORMANCE--

                            TOP 5 EQUITY HOLDINGS**

                                                       % of
                                                     net assets
                                                     ----------
                     Bayerische Motoren
                       Werke (BMW) AG                   1.5%

                     Allianz AG                         1.5%

                     Telecom Italia
                       Mobile SPA                       1.4%

                     Assicurazioni Gererali             1.0%

                     Tele-Communications, Inc.          1.0%

                     **March 31, 1998


                             AVERAGE ANNUAL RETURNS
                              As of March 31, 1998

                                             1 year    Since Inception
                                             ------    ---------------
             A Shares                         16.5%         13.5%
                                                          (6-1-95)

             A Shares with sales charge        9.8%         11.1%
                                                          (6-1-95)

             B Shares                         15.5%         12.4%
                                                          (6-1-95)

             B Shares with CDSC               10.5%         11.3%
                                                          (6-1-95)

The performance data above represents past performance which is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or contingent deferred sales charge of 5% for Class B shares, as applicable, except where noted. In addition, the investment manager waived a portion of the management fee for the Series for the period ended January 31, 1998 and began charging management fees February 1, 1998. Performance figures would be lower if the maximum sales charge and advisory fee were deducted.

                              MANAGER'S COMMENTARY
                 SECURITY EQUITY FUND - SOCIAL AWARENESS SERIES
                                  May 15, 1998

To Our Shareholders:

The Social Awareness Series performed well compared with its peer group of funds, returning 15.46% over the first half of the fiscal year versus the peer group average 11.55%.(1) In the fourth quarter of 1997 (the first quarter of the fiscal year) the stock markets were weak because of concerns about the effect that the southeast Asian economic crisis would have on stocks. The first quarter of 1998 saw a reversal of this negative outlook, as earnings reports came fairly in line with estimates. Investors became more optimistic with the passage of time, deciding that the Asian situation might have a less negative impact than originally believed.

AREAS OF STRONG PERFORMANCE

Early in the fourth quarter of 1997 we increased our position in communications services, concentrating particularly on the regional Bell operating companies (RBOCs) and long distance providers. These include names such as AT&T Corporation, Sprint Corporation, Ameritech Corporation, BellSouth Corporation, Bell Atlantic Corporation, and SBC Communications, Inc. The sector held less than a 2% position in the portfolio prior to the beginning of the fiscal year in October, and was built up to approximately 9% by the end of March. Communications Services has proven to be a defensive sector during the turmoil generated by the Asian crisis because of its domestic orientation.

Various portions of the financial sector also performed well because of the continuing decline in interest rates. The Social Awareness Series portfolio has representation in diversified financial companies such as mortgage lenders Federal National Mortgage Association ("Fannie Mae") and Federal Home Loan Mortgage Company ("Freddie Mac"). Another strong performer in the sector was H.F. Ahmanson and Company, a savings and loan institution which announced its intentions to merge with financial services company, Washington Mutual, Inc. We also hold regional banking companies Bank of New York Company, Inc., and Northern Trust Corporation, which have very limited exposure to Asian events. On average over the first half of the fiscal year the financial sector has been close to 20% of the total portfolio.

A SOCIAL INVESTMENT NEWS UPDATE

As many socially-oriented investors are aware, last September the Securities and Exchange Commission (SEC) proposed new rules which would have made it much more difficult for shareholders to place resolutions on proxy ballots. A large coalition of over 400 socially concerned businesses, investment companies, religious organizations, and other groups formed a coalition to protest these proposed rules. We are pleased to report that the two top advisers on shareholder issues appointed to make recommendations to the SEC on the proposals essentially sided with the coalition and recommended reverting to the existing rules. It is widely expected that the SEC will adopt these recommendations in the near future.

                 SECURITY EQUITY FUND - SOCIAL AWARENESS SERIES
                                  May 15, 1998

THE OUTLOOK FOR THE SECOND HALF OF THE FISCAL YEAR

Along with other portfolio managers at Security Management Company, LLC, we expect corporate profits to slow in the next two quarters. Since stock prices are currently at high valuation levels, earnings surprises could have strong negative impact on share prices. Believing caution to be the safest avenue, we plan to further diversify the portfolio by adding more names and keeping the sizes of holdings in any one company relatively small.

Cindy Shields
Portfolio Manager

(1)Performance figures are based on Class A shares and do not reflect deduction of the sales charge. Management fee waivers reduced Fund expenses during the period covered by this report and in the absence of such waiver the performance quoted would be reduced.

                                --PERFORMANCE--

                                TOP 5 HOLDINGS**

                                                       % of
                                                     net assets
                                                     ----------
                     Microsoft Corporation              3.0%

                     Coca-Cola Company                  3.0%

                     Merck & Company, Inc.              2.6%

                     Intel Corporation                  2.2%

                     Johnson & Johnson                  2.2%

                     **At March 31, 1998

                             AVERAGE ANNUAL RETURNS
                              As of March 31, 1998

                                              1 year     Since Inception
                                              ------     ---------------
              A Shares                         44.9%          25.9%
                                                            (11-1-96)

              A Shares with sales charge       36.6%          20.7%
                                                            (11-1-96)

              B Shares                         43.1%          24.5%
                                                            (11-1-96)

              B Shares with CDSC               38.1%          21.9%
                                                            (11-1-96)

The performance data above represents past performance which is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or contingent deferred sales charge of 5% for Class B shares, as applicable, except where noted. In addition, the investment manager waived the management fee for the Series for the period ended January 31, 1998 and began charging management fees February 1, 1998. Performance figures would be lower if the maximum sales charge and advisory fee were deducted.

                              MANAGER'S COMMENTARY
                       SECURITY EQUITY FUND - VALUE SERIES
                                  May 15, 1998

To Our Shareholders:

The Value Series continues the excellent performance that has occurred since its inception in May 1997. For the six months concluded March 31, 1998 the Series returned 14.56% versus its Lipper peer group average of 12.49%.(1) Its benchmark, the S&P 500/Barra Value Index, rose 12.92% over the same period.

PRIMARY CONTRIBUTORS TO STRONG PERFORMANCE

During the first quarter of 1998, the total return of the portfolio was enhanced by the selection of stocks in the technology sector. Our choices of companies have been geared toward the computer services portion of the sector, an area benefiting from stable earnings growth. The companies in this category have in general been less susceptible to earnings announcement surprises than other technology areas. In addition, computer services are perceived by investors to have added strategic value in light of the takeover bid for Computer Sciences by Computer Associates.

Comverse Technology, Inc., a provider of value-added hardware and software for multimedia communications and voice processing applications, rose over 38% after reporting record earnings in the last quarter of 1997. Electronics for Imaging, Inc., which develops products and technologies that enable digital color printing over computer networks, also rose over 30% after being recommended highly by industry analysts.

OTHER AREAS OF STRENGTH

Other strong performers during the period included energy stocks Quaker State Corporation and Tesoro Petroleum Corporation. Quaker State's share price rose late in the period on buyout speculation, while Tesoro increased after receiving favorable recommendations from several Wall Street analysts. In communications, Metromedia International Group, Inc., has been a strong performer in part because of its ownership of cellular licenses in emerging markets where communication structures are in the early stages of expansion.

In some cases the portfolio benefited from what it didn't own. Sectors which were underweighted relative to the benchmark index include utilities, banks, and other economically sensitive sectors. These areas underperformed in general when compared with the broad market returns, and our underweighting boosted our performance versus other funds in the peer group.

STRATEGIES FOR FUTURE PURCHASES

The Value Series ideally seeks to capitalize on two types of investment opportunities. The first is an early-stage growth company which possesses internal dynamics that may reduce its dependency overall economic conditions. We would purchase these stocks at no more than very modest premiums to general market valuation levels in order to avoid those "high expectations" stocks generally owned by

                       SECURITY EQUITY FUND - VALUE SERIES
                                  May 15, 1998

aggressive, short-term oriented investors. Stocks in this category which can still be purchased at attractive prices may be clouded by some negative issue or concern, or perceived as broken growth stocks because the sector is experiencing a temporary difficulty.

The second opportunity lies in companies which have historically been underachievers but have the potential to significantly improve their performance. Such companies may be in the early stages of a restructuring or reorganization process that can provide the basis for sustained earnings acceleration. They would ideally have an attractive franchise value that could induce outsiders to consider improving the company if current management is unable to accomplish its goals.

Many of these opportunities are present today predominantly in the small-cap and midcap market sectors. I expect the Value Series to focus on these areas as we move through the second half of the fiscal year.

Jim Schier
Portfolio Manager

(1)Performance figures are based on Class A shares and do not reflect deduction of the sales charge. Management fee waivers reduced Fund expenses during the period covered by this report and in the absence of such waiver the performance quoted would be reduced.

                                --PERFORMANCE--

                                TOP 5 HOLDINGS**

                                                       % of
                                                     net assets
                                                     ----------
                     Mylan Laboratories, Inc.           3.9%

                     Comverse Technology, Inc.          3.8%

                     Computer Sciences Corporation      3.1%

                     Hasbro, Inc.                       3.0%

                     Angelica Corporation               2.8%

                     ** At March 31, 1998


                             AVERAGE ANNUAL RETURNS
                              As of March 31, 1998

                                                   Since Inception
                                                   ---------------
                A Shares                               48.4%
                                                     (5-1-97)

                A Shares with sales charge             39.8%
                                                     (5-1-97)
                B Shares                               47.2%
                                                     (5-1-97)

                B Shares with CDSC                     42.2%
                                                     (5-1-97)

The performance data above represents past performance which is not predictive of future results. The returns have been calculated from May 1, 1997 (date of inception) to March 31, 1998, and are not annualized. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or contingent deferred sales charge of 5% for Class B shares, as applicable, except where noted. In addition, the investment manager waived the management fee for the Series for the period ended January 31, 1998 and began charging management fees February 1, 1998. Performance figures would be lower if the maximum sales charge and advisory fee were deducted.

                              MANAGER'S COMMENTARY
                   SECURITY EQUITY FUND - SMALL COMPANY SERIES
                                  May 15, 1998

                  [LOGO]   STRONG CAPITAL MANAGEMENT, INC.

To Our Shareholders:

The Small Company Series began operations on October 15, 1997. For the period since inception the Series returned 7.47%.(1) For the similar period the benchmark Russell 2000 Index of small-cap stocks gained 4.21%, and the Lipper peer group of small company funds rose 4.46%.

ECONOMIC ENVIRONMENT DURING THE PERIOD

The concerns of late 1997 carried over to the new year, and January saw cautious investors, leery of the effects of the Asian slowdown, create softness in equity prices. When fourth quarter earnings reports generally met expectations, buyers returned to the market and propelled the major indexes to all-time highs. Worries about profit margin squeezes continued to abound in an environment of full employment and expectations of price competition from Asian imports. However, these concerns were offset by strong cash flows into equities and the absence of inflation at both the producer and consumer levels.

The market generally shrugged off a deceleration of corporate earnings growth, resulting in further expansion of valuation measures. Flush with cash flows and discounting fears of impending global financial collapse, investors continued their affection for the liquidity of large-cap stocks. Newfound enthusiasm for sectors which were oversold in late 1997, such as technology, gave rise to a healthy broadening of the market in February and March.

SECTOR PERFORMANCE IN THE PORTFOLIO

Strong performance from the overweight retail and technology sectors and commercial services group helped the portfolio outperform its benchmark for the first quarter. Gains were slightly offset by weakness in oil service stocks and the soft financial sector, in which the portfolio's real estate holdings fared poorly. Healthcare and media holdings were solid, if unspectacular, contributors to overall positive returns. Stellar performers were quite diverse, including an aerospace and defense stock (Orbital Sciences Corporation), a food company (American Italian Pasta Company), a diversified drug firm (Biovail, Inc.), and a regional airline (Midwest Express Holdings, Inc.).

During the quarter, holdings of consumer cyclicals and oil service stocks were trimmed and financials, particularly real estate stocks, were significantly reduced. We used proceeds and inflows to the portfolio to expand holdings in the commercial service and computer service groups, diversify the portfolio's health care stocks, and increase weighting to the retail sector. We also initiated positions in two companies in the basic material sector.

                   SECURITY EQUITY FUND - SMALL COMPANY SERIES
                                  May 15, 1998

OUR THOUGHTS ABOUT THE COMING MONTHS

A gradual broadening of the market to secondary issues is a healthy and important force propelling the ongoing bull market. However, equity valuations are at very lofty levels, by all commonly accepted measures. We must continue to closely monitor the Asian situation for negative effects on corporate earnings, as well as the potential overheating of the domestic economy. We remain committed to investing in premier smaller long-term growth companies with sound managements, selling at reasonable valuations.

Ron Ognar
Portfolio Manager

(1)Performance figures are based on Class A shares and do not reflect deduction of the sales charge. Management fee waivers reduced Fund expenses during the period covered by this report and in the absence of such waiver the performance quoted would be reduced.

                                --PERFORMANCE--

                                TOP 5 HOLDINGS**

                                                       % of
                                                     net assets
                                                     ----------
                Lamar Advertising Company               3.3%

                Romac International, Inc.               2.8%

                Information Management
                  Resources, Inc.                       2.6%

                Sinclair Broadcast Group, Inc.          2.4%

                Biovail Corporation International       2.4%

                ** At March 31, 1998


                             AVERAGE ANNUAL RETURNS
                              As of March 31, 1998

                                                  Since Inception
                                                  ---------------
                 A Shares                              7.5%
                                                    (10-15-97)

                 A Shares with sales charge            1.3%
                                                    (10-15-97)

                 B Shares                              7.1%
                                                    (10-15-97)

                 B Shares with CDSC                    2.1%
                                                    (10-15-97)

The performance data above represents past performance which is not predictive of future results. The returns have been calculated from October 15, 1997 (date of inception) to March 31, 1998, and are not annualized. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or contingent deferred sales charge of 5% for Class B shares, as applicable, except where noted. In addition, the investment manager waived the management fee for the Series for the period ended March 31, 1998 and has agreed to continue waiving its fee until September 30, 1998. Performance figures would be lower if the maximum sales charge and advisory fee were deducted.

                              MANAGER'S COMMENTARY
                               SECURITY ULTRA FUND
                                  May 15, 1998

To Our Shareholders:

The Security Ultra Fund got off to a slow start in the first half of the current fiscal year with a 7.24% total return, compared with 8.22% for its Lipper peer group.1 With a change in portfolio managers in mid-December came a planned restructuring which we believe will position the Fund for improved performance in the months ahead. In general, we have shifted out of some lower-growth companies into those with a higher growth potential. The capital goods and finance sectors have been reduced, while health care and technology have been increased.

STRONG PERFORMERS IN THE FIRST HALF

The greatest contributor to positive performance in recent months occurred in a financial sector holding. Insurance company AFLAC, Inc., gained investor favor after its management made positive comments about its earnings prospects. The financial sector overall, however, was a weak performer after the Asian economic crisis unfolded. Because we had a smaller weighting in financials than that of the benchmark index, the impact on our total return was less.

The energy sector benefited from an increase in oil prices. Our shares in Quaker State Corporation rose in value on buyout speculation. Another energy holding, Tesoro Petroleum Corporation, increased after receiving favorable recommendations from several Wall Street analysts.

AREAS OF WEAKER PERFORMANCE

Earnings disappointments played a large part in the underperformance of Ultra Fund. ADC Telecommunications, Inc., a manufacturer of transmission and networking systems, announced in January that its earnings were held back by slower-than-expected demand. Dura Pharmaceuticals, Inc., dropped 37% in value after announcing in late February that its earnings and sales would not meet expectations. A third company, CompUSA, which retails and resells personal computers, also said earnings would fail to meet expectations as personal computer prices continued to fall.

PLANS FOR THE COMING MONTHS

As we enter the second half of the fiscal year we plan to keep our technology sector weighting high, focusing on areas such as computer services, software, and telecommunications. We avoid heavy concentrations in personal computer stocks, hardware manufacturers, and peripherals because of the potential for slowing earnings growth, anticipated profit margin problems, and current high valuations.

                               SECURITY ULTRA FUND
                                  May 15, 1998

Health care will also be a large weighting, with emphasis on less well-known companies whose prices are at smaller premiums than their big-name pharmaceutical counterparts. We prefer manufacturers who are in the early stages of new product introductions, and whose stock prices may be penalized simply because of their smaller sizes.

We are anticipating a more difficult stock market environment for the next few months. Valuations are historically very high now, making it difficult to find attractive issues for purchase. Profitability levels are high as well, and may come under pressure because of slowing revenue growth and higher costs from items such as wage inflation. We will continue to search for reasonably priced growth issues.

Jim Schier
Portfolio Manager

(1)Performance figures are based on Class A shares and do not reflect deduction of the sales charge.

                                --PERFORMANCE--

                                TOP 5 HOLDINGS**

                                                       % of
                                                     net assets
                                                     ----------
                Comverse Technology, Inc.               4.6%

                Mylan Laboratories, Inc.                4.3%

                AFLAC, Inc.                             2.7%

                American Management
                  Systems, Inc.                         2.4%

                Northern Trust Corporation              2.0%

                **At March 31, 1998

                             AVERAGE ANNUAL RETURNS
                              As of March 31, 1998

                                               1 year   5 years   10 years
                                               ------   -------   --------
         A Shares                               41.2%     13.3%     11.0%

         A Shares with sales charge             33.0%     11.9%     10.4%

         B Shares                               39.9%     12.1%      N/A
                                                        (10-19-93)
                                                     (since inception)

         B Shares with CDSC                     34.9%     11.7%      N/A
                                                         (10-19-93)
                                                     (since inception)

The performance data above represents past performance which is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or contingent deferred sales charge of 5% for Class B shares, as applicable, except where noted. Such figures would be lower if the maximum sales charge were deducted.

                            SCHEDULE OF INVESTMENTS
                                 March 31, 1998
                                  (Unaudited)

                        SECURITY GROWTH AND INCOME FUND

                                                          PRINCIPAL
                                                          AMOUNT OR
                                                          NUMBER OF     MARKET
PREFERRED STOCKS                                           SHARES       VALUE
--------------------------------------------------------------------------------
BANKING AND CREDIT - 0.6%
California Federal Bank, 9.125% ....................        17,050  $    468,875
California Federal Bank, 11.50% ....................         1,875       212,344
                                                                    ------------
                                                                         681,219
COMMUNICATIONS - 0.2%
CSC Holdings, Inc. .................................         1,788       204,771

ENTERTAINMENT - 0.3%
Time Warner, Inc. ..................................           278       311,012

PUBLISHING & PRINTING - 0.3%
K-III Communications Corporation ...................         2,500       266,250
                                                                    ------------
Total preferred stocks - 1.4% ......................                   1,463,252

TRUST PREFERRED SECURITIES(1)
-----------------------------
FINANCE - 0.4%
S I Financing Inc., 9.5% - 2026 ....................         7,500       202,031
IBJ Preferred Capital Company, LLC,
  8.79% - 2049 .....................................  $    200,000       193,500
                                                                    ------------
                                                                         395,531
CORPORATE BONDS
---------------
AEROSPACE & DEFENSE - 0.1%
Burke Industries, Inc., 10.0% - 2007 ...............  $    100,000       106,375

BANKING & CREDIT - 0.5%
BF Saul REIT, 11.625% - 2002 .......................  $    200,000       212,250
BF Saul REIT, 9.75% - 2008 .........................  $    100,000       101,000
Bay View Capital Corporation,
  9.125% - 2007 ....................................  $    100,000       105,000
FCB/NC Capital Trust, Inc.,
  8.05% - 2028 .....................................  $    125,000       126,250
                                                                    ------------
                                                                         544,500
BROADCAST MEDIA - 0.2%
Allbritton Communications Company,
  9.75% - 2007 .....................................  $    125,000       132,188
Allbritton Communications, Inc.,
  8.875% - 2008 ....................................  $     50,000        50,625
                                                                    ------------
                                                                         182,813
CABLE SYSTEMS - 0.4%
Adelphia Communications, Inc.,
  8.375% - 2008 ....................................  $    125,000       125,313
Diamond Holdings, Inc.,
  9.125% - 2008 ....................................  $    125,000       128,750
Jones Intercable, Inc., 7.625% - 2008 ..............  $    100,000        98,625
                                                                    ------------
                                                                         352,688
CHEMICALS - 0.1%
Envirodyne Industries, Inc.,
  12.00% -2000 .....................................  $    100,000       106,875

                                                          PRINCIPAL     MARKET
CORPORATE BONDS (continued)                                AMOUNT       VALUE
--------------------------------------------------------------------------------
COMMUNICATIONS - 1.2%
Century Communications Corporation,
  9.50% - 2005 .....................................  $    100,000  $    107,125
Century Communications Corporation,
  8.75% - 2007 .....................................       100,000       101,750
CF Cable TV, Inc., 11.625% - 2005 ..................       150,000       170,625
Comcast Corporation, 9.125% - 2006 .................        75,000        79,969
CSC Holdings, Inc., 7.875% - 2007 ..................        75,000        76,875
CSC Holdings, Inc., 7.875% - 2018 ..................        25,000        24,750
Heritage Media Corporation,
  8.75% - 2006 .....................................       100,000       107,000
Lenfest Communications, Inc.,
  10.50% -2006 .....................................       125,000       142,500
Rogers Cablesystems Ltd.,
  9.625% - 2002 ....................................       175,000       187,687
Rogers Communications, Inc.,
  9.125% - 2006 ....................................       200,000       204,500
                                                                    ------------
                                                                       1,202,781
CONSUMER GOODS & SERVICES - 0.1%
Chattem, Inc., 8.875% - 2008 .......................       150,000       151,875

COSMETICS - 0.2%
Revlon Consumer Products,
  8.125% - 2006 ....................................       175,000       177,187

DIVERSIFIED - 0.2%
Sequa Corporation, 9.375% - 2003 ...................       250,000       258,750

ELECTRIC & GAS COMPANIES - 0.3%
AES Corporation, 10.25% - 2006 .....................       200,000       220,500
Cal Energy Company, Inc.,
  9.50% - 2006 .....................................       100,000       108,375
                                                                    ------------
                                                                         328,875
FINANCE - 0.5%
Dollar Financial Group, Inc.,
  10.875% - 2006 ...................................       300,000       328,500
Homeside, Inc., 11.25% - 2003 ......................       121,000       143,385
                                                                    ------------
                                                                         471,885
FOOD & BEVERAGE TRADE - 0.2%
Delta Beverage Group,
  9.75% - 2003 .....................................       200,000       210,000

GAMING - 0.7%
Hard Rock Hotel, Inc.,
  9.25% - 2005 .....................................        75,000        76,500
Harrah's Operating, Inc.,
  8.75% - 2000 .....................................       350,000       363,125
MGM Grand, Inc., 6.625% - 2005 .....................       125,000       122,500
Mirage Resorts, Inc.,
  6.625% - 2005 ....................................       125,000       123,281
                                                                    ------------
                                                                         685,406
                            See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                                 March 31, 1998
                                  (Unaudited)

                   SECURITY GROWTH AND INCOME FUND (continued)

                                                          PRINCIPAL     MARKET
CORPORATE BONDS (continued)                                AMOUNT       VALUE
--------------------------------------------------------------------------------
HEALTH CARE - SERVICES - 0.3%
Genesis Eldercare Acq,
  9.0% - 2007 ......................................  $    200,000  $    206,250
Prime Medical Services,
  8.75% - 2008 .....................................        75,000        75,375
                                                                    ------------
                                                                         281,625
HOSPITAL MANAGEMENT - 0.1%
Tenet Healthcare Corporation,
  10.125% - 2005 ...................................       100,000       109,750

HOUSING-HOME BUILDING - 0.3%
Hovnanian Enterprise,
  9.75% - 2005 .....................................       100,000       101,500
Toll Corporation, 7.75% - 2007 .....................       250,000       253,438
                                                                    ------------
                                                                         354,938
INDUSTRIAL PRODUCT - 0.2%
Shop Vac Corporation,
  10.625% - 2003 ...................................       200,000       218,500

MACHINERY - 0.1%
Columbus McKinnon Corporation,
  8.5% - 2008 ......................................       150,000       150,750

MANUFACTURING - 0.1%
AGCO Corporation,
  8.50% - 2006 .....................................       100,000       103,750

METALS & MINERALS - 0.1%
Simcala, Inc., 9.625% - 2006 .......................        75,000        75,750

OIL & GAS COMPANIES - 0.1%
Seagull Energy Corporation,
  8.625% - 2005 ....................................       100,000       103,500

PUBLISHING & PRINTING - 0.2%
Golden Books Publishing, Inc.,
  7.65% - 2002 .....................................       200,000       193,000

REFINERY - 0.2%
Crown Central Petroleum Corporation,
  10.875% - 2005 ...................................       200,000       213,500

RESTAURANTS - 0.4%
Carrols Corporation,
  11.50% - 2003 ....................................       425,000       450,500

RETAIL - APPAREL - 0.1%
Specialty Retailers, Inc.,
  8.50% - 2005 .....................................       125,000       128,125

RETAIL - SPECIALTY - 0.1%
Zale's Corporation,
  8.50% - 2007 .....................................       100,000       102,250

                                                          PRINCIPAL
                                                          AMOUNT OR
                                                          NUMBER OF     MARKET
CORPORATE BONDS (continued)                                SHARES       VALUE
--------------------------------------------------------------------------------
STEEL & METAL PRODUCTS - 0.4%
AK Steel Corporation,
  9.125% - 2006 ....................................  $    125,000  $    134,062
Ameristeel Corporation,
  8.75% - 2008 .....................................  $    100,000       101,250
WHX Corporation,
  10.5% - 2005 .....................................  $     75,000        76,500
Wheeling-Pittsburg Corporation,
  9.25% - 2007 .....................................  $    100,000       101,500
                                                                    ------------
                                                                         413,312
TELECOMMUNICATIONS - 1.1%
Comcast Cellular Holdings, Inc.,
  9.5% - 2007 ......................................  $    200,000       210,500
Intermedia Communications,
  8.5% - 2008 ......................................  $    250,000       261,875
Mastec, Inc., 7.75% - 2008 .........................  $     75,000        75,188
Mcleodusa, Inc.,
  8.375% - 2008 ....................................  $    175,000       181,125
RCN Corporation, 10.0% - 2007 ......................  $    225,000       240,187
Satelites Mexicanos, Inc.,
  10.125% - 2004 ...................................  $    200,000       205,500
                                                                    ------------
                                                                       1,174,375
TEXTILES - 0.3%
Delta Mills, Inc., 9.625% - 2007 ...................  $    100,000       104,000
Westpoint Stevens, Inc.,
  9.375% - 2005 ....................................  $    200,000       211,500
                                                                    ------------
                                                                         315,500
                                                                    ------------
Total corporate bonds - 8.8% .....................................     9,169,135

COMMON STOCKS
-------------
AGRICULTURAL PRODUCTS - 1.3%
Archer-Daniels-Midland Company .....................        60,000     1,316,250

ALUMINUM - 0.8%
Aluminum Company of America ........................        10,000       688,125

AUTO PARTS & EQUIPMENT - 1.1%
TRW, Inc. ..........................................        20,000     1,102,500

AUTOMOBILES - 1.3%
General Motors Corporation .........................        20,000     1,348,750

BANKS - MAJOR REGIONAL - 2.3%
Bank of New York Company, Inc. .....................         5,000       314,062
Wells Fargo & Company ..............................         5,800     1,921,250
                                                                    ------------
                                                                       2,235,312
BANKS - MONEY CENTER - 0.3%
Chase Manhattan Corporation ........................         2,200       296,725

                            See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                                 March 31, 1998
                                  (Unaudited)

                   SECURITY GROWTH AND INCOME FUND (continued)

                                                         NUMBER         MARKET
COMMON STOCKS (continued)                               OF SHARES       VALUE
--------------------------------------------------------------------------------
BEVERAGES - ALCOHOLIC - 0.9%
Anheuser-Busch Companies, Inc ......................        20,000  $    926,250

BEVERAGES - SOFT DRINK - 1.2%
PepsiCo, Inc. ......................................        30,000     1,280,625

CHEMICALS-BASIC - 1.2%
Praxair, Inc. ......................................        25,000     1,285,938

CHEMICALS-SPECIALTY - 1.8%
Dexter Corporation .................................        20,000       827,500
Materials Sciences Corporation* ....................        30,000       328,125
Minerals Technologies, Inc. ........................        15,000       755,625
                                                                    ------------
                                                                       1,911,250
COMMUNICATION EQUIPMENT - 2.6%
ANTEC Corporation* .................................        50,000       750,000
Ciena Corporation* .................................        10,000       426,250
Harris Corporation .................................        25,000     1,515,625
                                                                    ------------
                                                                       2,691,875
COMPUTER SOFTWARE/SERVICES - 0.6%
Computer Sciences Corporation ......................        12,000       660,000

CONTAINERS & PACKAGING - 0.9%
Bemis Company, Inc. ................................         6,000       270,750
Sealright Company, Inc.*  ..........................         5,400        74,250
Union Camp Corporation .............................        10,000       597,500
                                                                    ------------
                                                                         942,500
ELECTRIC COMPANIES - 4.9%
Allegheny Energy, Inc. .............................        13,000       436,313
American Electric Power
  Company, Inc. ....................................        15,000       753,750
Kansas City Power & Light
  Company ..........................................        30,000       945,000
LG&E Energy Corporation ............................        10,000       258,125
Peco Energy Company ................................        40,000       885,000
Potomac Electric Power Company .....................        20,000       501,250
Public Service Enterprise Group,Inc ................        13,000       492,375
Texas Utilities Company ............................        20,000       786,250
                                                                    ------------
                                                                       5,058,063
ELECTRICAL EQUIPMENT - 2.8%
AMP, Inc. ..........................................        20,000       876,250
Emerson Electric Company ...........................         6,000       391,125
General Electric Company ...........................        10,000       861,875
Hubbell, Inc. (Cl.B) ...............................        15,000       755,625
                                                                    ------------
                                                                       2,884,875
ELECTRONICS - DEFENSE - 1.1%
Raytheon Company (Cl.B) ............................        20,000     1,167,500

ELECTRONICS - INSTRUMENTATION - 1.2%
E G & G, Inc. ......................................        22,000       639,375
Sawtek, Inc.* ......................................        24,000       609,000
                                                                    ------------
                                                                       1,248,375
FINANCIAL-DIVERSE - 0.9%
Fannie Mae .........................................        15,000       948,750

FOODS - 3.0%
Chiquita Brands International, Inc. ................       105,000     1,437,188
ConAgra, Inc. ......................................        30,000       963,750
General Mills, Inc. ................................        10,000       760,000
                                                                    ------------
                                                                       3,160,938
FOOTWEAR - 0.2%
Nike, Inc. (Cl.B) ..................................         4,000       177,000

GAMING - 0.8%
Circus Circus Enterprises, Inc.* ...................        38,000       798,000

GOLD & PRECIOUS METALS MINING - 0.9%
Barrick Gold Corporation ...........................        45,000       973,125

HEALTH CARE - LONG TERM CARE - 0.8%
Integrated Health Services, Inc. ...................        20,000       786,250

HEALTH CARE - MANAGED CARE - 1.1%
Humana, Inc.* ......................................        20,000       496,250
United Healthcare Corporation ......................        10,000       647,500
                                                                    ------------
                                                                       1,143,750
HOUSEHOLD FURNISHINGS & APPLIANCES -1.8%
Meadowcraft, Inc.* .................................        87,500     1,279,687
Whirlpool Corporation ..............................         9,000       617,063
                                                                    ------------
                                                                       1,896,750
INSURANCE - PROPERTY - 3.8%
Allstate Corporation ...............................         5,000       459,687
Leucadia National Corporation ......................        30,000     1,181,250
SAFECO Corporation .................................        10,000       546,563
St. Paul Companies, Inc. ...........................        20,000     1,782,500
                                                                    ------------
                                                                       3,970,000
IRON & STEEL - 0.8%
Cleveland-Cliffs, Inc. .............................        15,000       806,250

LEISURE TIME PRODUCTS - 0.3%
Hasbro, Inc. .......................................        10,000       353,125

LODGING - HOTELS - 0.4%
La Quinta Inns, Inc. ...............................        20,000       420,000

MANUFACTURING-DIVERSIFIED - 3.2%
AlliedSignal, Inc. .................................        50,000     2,100,000
Tenneco, Inc. ......................................        28,000     1,195,250
                                                                    ------------
                                                                       3,295,250
MEDICAL PRODUCTS & SUPPLIES - 2.9%
Baxter International, Inc. .........................        20,000     1,102,500
Stryker Corporation ................................        20,000       937,500

                            See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                                 March 31, 1998
                                  (Unaudited)

                   SECURITY GROWTH AND INCOME FUND (continued)

                                                         NUMBER         MARKET
COMMON STOCKS (continued)                               OF SHARES       VALUE
--------------------------------------------------------------------------------
MEDICAL PRODUCTS & SUPPLIES (continued)
Sunrise Medical, Inc.* .............................        60,000  $    956,250
                                                                    ------------
                                                                       2,996,250
NATURAL GAS - 4.7%
Consolidated Natural Gas Company ...................        15,000       865,312
Equitable Resources, Inc. ..........................        86,200     2,866,150
People's Energy Corporation ........................        30,000     1,091,250
                                                                    ------------
                                                                       4,822,712
OFFICE EQUIPMENT & SUPPLIES - 1.2%
Corporate Express, Inc. ............................       120,000     1,196,250

OIL - DOMESTIC - 0.6%
Unocal Corporation .................................        15,000       580,312

OIL - INTERNATIONAL - 4.2%
Chevron Corporation ................................        13,000     1,044,063
Mobil Corporation ..................................        20,000     1,532,500
Texaco, Inc. .......................................        30,000     1,807,500
                                                                    ------------
                                                                       4,384,063
OIL & GAS - DRILLING & EQUIPMENT - 0.8%
Halliburton Company ................................        10,000       501,875
Schlumberger, Ltd. .................................         5,000       378,750
                                                                    ------------
                                                                         880,625
OIL & GAS - EXPLORATION & PRODUCTION - 4.2%
Enron Oil & Gas Company ............................        40,000       917,500
Forcenergy, Inc.* ..................................        40,000     1,060,000
Kerr-McGee Corporation .............................        10,000       695,625
YPF Sociedad Anomima ADR ...........................        50,000     1,700,000
                                                                    ------------
                                                                       4,373,125
OIL & GAS - REFINING & MARKETING -1.7%
Ultramar Diamond Shamrock
  Corporation ......................................        50,000     1,762,500

PAPER & FOREST PRODUCTS - 4.1%
Boise Cascade Corporation ..........................        20,000       721,250
Champion International Corporation .................        10,000       543,125
International Paper Company ........................        30,000     1,404,375
Louisiana-Pacific Corporation ......................        50,000     1,162,500
Rayonier, Inc. .....................................        10,000       456,875
                                                                    ------------
                                                                       4,288,125
PHARMACEUTICALS - 2.1%
Mylan Laboratories, Inc. ...........................        40,000       920,000
Teva Pharmaceutical Industries,
  Ltd., ADR ........................................        30,000     1,282,500
                                                                    ------------
                                                                       2,202,500
PHOTOGRAPHY - IMAGING - 0.6%
Eastman Kodak Company ..............................        10,000       648,750

PUBLISHING - NEWSPAPER - 1.0%
News Corporation, Ltd. ADR .........................        45,000     1,035,000

RAILROADS - 1.9%
Canadian Pacific, Ltd. .............................        40,000     1,180,000
Norfolk Southern Corporation .......................        10,000       373,750
RailAmerica, Inc.* .................................        60,000       401,250
                                                                    ------------
                                                                       1,955,000
REAL ESTATE INVESTMENT TRUSTS - 3.2%
Camden Property Trust ..............................        20,000       592,500
Health & Retirement Property Trust .................        20,000       402,500
Highwoods Properties, Inc. .........................        10,000       353,125
Hospitality Properties Trust .......................        20,000       708,750
Liberty Property Trust .............................        16,000       430,000
Simon Debartolo Group, Inc.* .......................        12,000       411,000
United Dominion Realty Trust, Inc. .................        30,000       435,000
                                                                    ------------
                                                                       3,332,875
RESTAURANTS - 2.9%
The Cheesecake Factory* ............................        30,000       999,375
McDonald's Corporation .............................        23,000     1,380,000
Wendy's International, Inc. ........................        30,000       669,375
                                                                    ------------
                                                                       3,048,750
RETAIL - DEPARTMENT STORES - 0.7%
Dillard's Inc. .....................................        20,000       738,750

RETAIL - FOOD CHAINS - 0.6%
Giant Food, Inc. ...................................        15,000       579,375

RETAIL - SPECIALTY - 1.5%
Toys "R" Us, Inc.* .................................        20,000       601,250
Woolworth Corporation*  ............................        40,000     1,000,000
                                                                    ------------
                                                                       1,601,250
SERVICES - ADVERTISING/MARKETING -1.7%
Acxiom Corporation* ................................        50,000     1,281,250
Omnicom Group, Inc. ................................        10,000       470,625
                                                                    ------------
                                                                       1,751,875
SERVICES - COMMERCIAL & CONSUMER -1.2%
Angelica Corporation ...............................        53,000     1,222,313

SERVICES - DATA PROCESSING - 0.9%
First Data Corporation .............................        30,000       975,000

TOBACCO - 0.6%
Philip Morris Companies, Inc. ......................        15,000       625,312

WASTE MANAGEMENT - 1.1%
Browning-Ferris Industries .........................        15,000       489,375
Waste Management, Inc. .............................        20,000       616,250
                                                                    ------------
                                                                       1,105,625
                                                                    ------------
Total common stocks - 88.7% ......................................    91,880,438
                                                                    ------------
Total investments - 99.3%                                            102,908,356
Cash and other assets, less liabilities - 0.7% ...................       729,714
                                                                    ------------
Total net assets - 100.0%.........................................  $103,638,070
                                                                    ============
                            See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                                 March 31, 1998
                                  (Unaudited)

                      SECURITY EQUITY FUND - EQUITY SERIES

                                                          NUMBER OF     MARKET
COMMON STOCKS                                              SHARES       VALUE
--------------------------------------------------------------------------------
AUTOMOBILES - 1.0%
Chrysler Corporation ...............................       230,000  $  9,559,375

BANKS - MAJOR REGIONAL - 3.9%
Bank of New York Company, Inc. .....................       200,000    12,562,500
Northern Trust Corporation .........................       200,000    14,950,000
Norwest Corporation ................................       240,000     9,975,000
                                                                    ------------
                                                                      37,487,500
BANKS - MONEY CENTER - 2.2%
BankAmerica Corporation ............................        80,000     6,610,000
Chase Manhattan Corporation ........................       110,000    14,836,250
                                                                    ------------
                                                                      21,446,250
BEVERAGES - SOFT DRINK - 1.2%
PepsiCo, Inc. ......................................       260,000    11,098,750

BROADCAST MEDIA - 0.7%
Chancellor Media Corporation* ......................       150,000     6,881,250

CHEMICALS - BASIC - 1.9%
Imperial Chemical Industries PLC ADR ...............       115,000     8,265,625
Praxair, Inc. ......................................       200,000    10,287,500
                                                                    ------------
                                                                      18,553,125
CHEMICALS - DIVERSIFIED - 1.1%
B.F. Goodrich Company ..............................       200,000    10,212,500

COMMUNICATION EQUIPMENT - 0.7%
Lucent Technologies, Inc. ..........................        50,000     6,393,750

COMPUTER HARDWARE - 1.3%
Compaq Computer Corporation ........................        80,000     2,070,000
International Business Machines
  Corporation ......................................       100,000    10,387,500
                                                                    ------------
                                                                      12,457,500
COMPUTERS - NETWORKING - 1.1%
Cisco Systems, Inc.* ...............................       150,000    10,256,250

COMPUTER SOFTWARE/SERVICES - 3.6%
BMC Software, Inc.* ................................       135,000    11,314,688
Computer Sciences Corporation* .....................       120,000     6,600,000
Microsoft Corporation* .............................       180,000    16,110,000
Wang Laboratories, Inc. Warrants ...................         2,369        30,501
                                                                    ------------
                                                                      34,055,189
ELECTRICAL EQUIPMENT - 3.4%
Emerson Electric Company ...........................       150,000     9,778,125
General Electric Company ...........................       200,000    17,237,500
Honeywell, Inc. ....................................        65,000     5,374,687
                                                                    ------------
                                                                      32,390,312
ELECTRONICS - SEMICONDUCTORS - 0.7%
Intel Corporation ..................................        90,000     7,025,625

ENTERTAINMENT - 0.8%
Time Warner, Inc. ..................................       100,000     7,200,000

FINANCIAL - DIVERSE - 3.5%
American General Corporation .......................       100,000     6,468,750
Fannie Mae .........................................       230,000    14,547,500
Federal Home Loan Mortgage
  Corporation ......................................       270,000    12,808,125
                                                                    ------------
                                                                      33,824,375
FOODS - 3.4%
Bestfoods ..........................................       120,000    14,025,000
ConAgra, Inc. ......................................       320,000    10,280,000
Ralston-Purina Group ...............................        75,000     7,950,000
                                                                    ------------
                                                                      32,255,000
GAMING & LOTTERY - 0.1 %
Circus Circus Enterprises, Inc.* ...................        53,000     1,113,000

HARDWARE & TOOLS - 0.3%
Black & Decker Corporation .........................        50,000     2,653,125

HEALTH CARE - DIVERSE - 3.1%
American Home Products Corporation .................       150,000    14,306,250
Bristol-Myers Squibb Company .......................       150,000    15,646,875
                                                                    ------------
                                                                      29,953,125
HOUSEHOLD FURNISHINGS & APPLIANCES - 2.2%
Leggett & Platt, Inc. ..............................       230,500    11,856,344
Sunbeam Corporation ................................       200,000     8,812,500
                                                                    ------------
                                                                      20,668,844
HOUSEHOLD PRODUCTS - 3.8%
Colgate-Palmolive Company ..........................       150,000    12,993,750
Fort James Corporation .............................       225,000    10,307,812
Procter & Gamble Company ...........................       150,000    12,656,250
                                                                    ------------
                                                                      35,957,812
INSURANCE - MULTI-LINE - 3.8%
American International Group, Inc. .................       110,000    13,853,125
Hartford Financial Services Group,Inc ..............       100,000    10,850,000
Lincoln National Corporation .......................       135,000    11,458,125
                                                                    ------------
                                                                      36,161,250
INSURANCE - PROPERTY - 2.5%
Allstate Corporation ...............................       145,000    13,330,938
Chubb Corporation ..................................       140,000    10,972,500
                                                                    ------------
                                                                      24,303,438
LODGING - HOTELS - 1.5%
Carnival Corporation (Cl. A) .......................       200,000    13,950,000

MACHINERY - DIVERSE - 0.8%
Cooper Industries, Inc. ............................       120,000     7,132,500

MANUFACTURING - DIVERSIFIED - 7.7%
AlliedSignal, Inc. .................................       320,000    13,440,000
Crane Company ......................................       200,000    10,600,000
Textron, Inc. ......................................       105,000     8,085,000

                            See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                                 March 31, 1998
                                  (Unaudited)

                SECURITY EQUITY FUND - EQUITY SERIES (continued)

                                                          NUMBER OF     MARKET
COMMON STOCKS (continued)                                  SHARES       VALUE
--------------------------------------------------------------------------------
MANUFACTURING - DIVERSIFIED (continued)
Tyco International, Ltd. ...........................       315,000  $ 17,206,875
U.S. Industries, Inc. ..............................       470,000    14,129,375
United Technologies Corporation ......................     115,000    10,615,937
                                                                    ------------
                                                                      74,077,187
MEDICAL PRODUCTS & SUPPLIES - 3.6%
Baxter International, Inc. .........................       200,000    11,025,000
Becton, Dickinson & Company ........................       200,000    13,612,500
Medtronic, Inc. ....................................       200,000    10,375,000
                                                                    ------------
                                                                      35,012,500
NATURAL GAS - 2.0%
Coastal Corporation ................................       170,000    11,071,250
MCN Energy Group, Inc. .............................       150,000     5,606,250
Williams Companies, Inc. ...........................        70,000     2,240,000
                                                                    ------------
                                                                      18,917,500
OIL - DOMESTIC - 0.4%
USX Marathon Group .................................       100,000     3,762,500

OIL - INTERNATIONAL - 4.2%
Chevron Corporation ................................        90,000     7,228,125
Mobil Corporation ..................................       140,000    10,727,500
Royal Dutch Petroleum Company ......................       200,000    11,362,500
Texaco, Inc. .......................................       180,000    10,845,000
                                                                    ------------
                                                                      40,163,125
OIL & GAS - DRILLING & EQUIPMENT - 0.6%
Schlumberger, Ltd. .................................        70,000     5,302,500

OIL & GAS - EXPLORATION & PRODUCTION - 1.8%
Burlington Resources, Inc. .........................       250,000    11,984,375
YPF Sociedad Anonima ADR ...........................       150,000     5,100,000
                                                                    ------------
                                                                      17,084,375
PAPER & FOREST PRODUCTS - 0.8%
Bowater, Inc. ......................................       140,000     7,901,250

PERSONAL CARE - 1.2%
Gillette Company ...................................       100,000    11,868,750

PHARMACEUTICALS - 3.0%
Schering-Plough Corporation ........................       200,000    16,337,500
SmithKline Beecham PLC ADR .........................       200,000    12,512,500
                                                                    ------------
                                                                      28,850,000
PHOTOGRAPHY/IMAGING - 1.3%
Xerox Corporation ..................................       120,000    12,772,500

PUBLISHING - 0.9%
McGraw-Hill Companies, Inc. ........................       110,000     8,366,875

PUBLISHING - NEWSPAPER - 2.4%
Gannett Company, Inc. ..............................       160,000    11,500,000
Tribune Company ....................................       165,000    11,632,500
                                                                    ------------
                                                                      23,132,500
RAILROADS - 1.2%
Canadian Pacific, Ltd. .............................       400,000    11,800,000

RETAIL - APPAREL - 1.0%
TJX Companies, Inc. ................................       220,000     9,955,000

RETAIL - BUILDING SUPPLIES - 1.6%
Home Depot, Inc. ...................................        45,000     3,034,687
Sherwin-Williams Company ...........................       350,000    12,425,000
                                                                    ------------
                                                                      15,459,687
RETAIL - DEPARTMENT STORES - 2.2%
Federated Department Stores, Inc.* .................       200,000    10,362,500
Proffitt's, Inc.* ..................................       300,000    10,875,000
                                                                    ------------
                                                                      21,237,500
RETAIL - DRUG STORES - 2.3%
Rite Aid Corporation ...............................       340,000    11,645,000
Walgreen Company ...................................       300,000    10,556,250
                                                                    ------------
                                                                      22,201,250
RETAIL - FOOD CHAINS - 2.1%
Kroger Company* ....................................       175,000     8,082,813
Safeway, Inc.* .....................................       340,000    12,558,750
                                                                    ------------
                                                                      20,641,563
RETAIL - GENERAL MERCHANDISE - 0.5%
Dayton Hudson Corporation ..........................        60,000     5,280,000

RETAIL - SPECIALTY - 2.1%
Payless ShoeSource, Inc.* ..........................       225,000    16,931,250
Woolworth Corporation*  ............................       120,000     3,000,000
                                                                    ------------
                                                                      19,931,250
SERVICES - ADVERTISING/MARKETING - 1.7%
Omnicom Group, Inc. ................................       340,000    16,001,250

SERVICES - COMMERCIAL & CONSUMER - 1.1%
Viad Corporation ...................................       450,000    10,912,500

TELECOMMUNICATIONS - LONG DISTANCE - 1.1%
WorldCom, Inc.* ....................................       250,000    10,765,625

WASTE MANAGEMENT - 0.7%
U.S.A. Waste Service, Inc.* ........................       160,000     7,130,000
                                                                    ------------
Total common stocks - 96.1% ......................................   921,517,032
Cash and other assets, less liabilities - 3.9% ...................    37,331,498
                                                                    ------------
Total net assets - 100% ..........................................  $958,848,530
                                                                    ============

                            See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                                 March 31, 1998
                                  (Unaudited)

                      SECURITY EQUITY FUND - GLOBAL SERIES

                                                          NUMBER OF     MARKET
COMMON STOCKS                                              SHARES       VALUE
--------------------------------------------------------------------------------
AUSTRALIA - 3.8%
Foster's Brewing Group, Ltd. .......................       281,600  $    614,390
QBE Insurance Group, Ltd. ..........................        60,031       262,745
Telestra Corporation, Ltd.* ........................       170,000       438,545
                                                                    ------------
                                                                       1,315,680
AUSTRIA - 1.6%
Boehler-Uddeholm AG ................................         3,300       223,707
Wienerberger Baustoffindustrie AG ..................         1,530       314,920
                                                                    ------------
                                                                         538,627
BELGIUM - 1.0%
Electrabel S.A .....................................         1,370       349,064

CANADA - 5.9%
Bombardier, Inc. "B" ...............................        13,100       322,864
Chapters, Inc.* ....................................           800        17,917
Hudson's Bay Company ...............................         7,800       164,542
Imax Corporation ADR* ..............................        28,800       817,200
Tarragon Oil and Gas, Ltd.* ........................        24,600       167,790
Yogen Fruz World-Wide Inc.* ........................        76,230       541,387
                                                                    ------------
                                                                       2,031,700
CHILE - 0.5%
Banco Santander ADR ................................        11,100       156,094

FRANCE - 6.5%
Alcatel Alsthom ....................................         2,070       388,562
AXA-UAP ............................................         3,400       350,114
Banque Nationale De Paris ..........................         4,500       349,719
Elf Aquitaine S.A. ADR .............................         8,500       550,375
Sidel S.A ..........................................         3,720       270,188
Societe Generale-A .................................         1,700       340,237
                                                                    ------------
                                                                       2,249,195
GERMANY - 3.6%
Allianz AG .........................................         1,170       351,442
Allianz AG Rights ..................................         1,850         9,153
Deutsche Bank AG ...................................         7,700       577,291
Hoechst AG .........................................         2,500        97,400
Rofin-Sinar Technologies
  Inc. ADR* ........................................        11,300       217,525
                                                                    ------------
                                                                       1,252,811
GREECE - 1.0%
Ergo Bank S.A ......................................         4,800       343,747

HONG KONG - 1.6%
China Resources Enterprises, Ltd. ..................        66,000       133,737
China Telecommunications, Ltd.* ....................       132,000       267,473
JCG Holdings, Ltd. .................................       320,000       164,170
                                                                    ------------
                                                                         565,380
HUNGARY - 0.3%
Zalakeramia Rt .....................................         1,800        88,608

IRELAND - 3.8%
Allied Irish Banks PLC .............................        31,700       388,961
Elan Corporation PLC ADR ...........................         9,600       620,400
Ryanair Holdings PLC ...............................        41,900       310,292
                                                                    ------------
                                                                       1,319,653
ITALY - 1.1%
Telecom Italia SpA .................................        47,100       371,168

JAPAN - 5.9%
Acom Company, Ltd. .................................         3,500       174,539
Amway Japan, Ltd. ..................................         7,300       109,485
Asahi Diamond Industry
  Company, Ltd. ....................................        22,000       105,586
Benesse Corporation ................................         5,000       139,856
Bunka Shutter Company Ltd. .........................        44,000       130,992
Daiwa House Industry
  Company, Ltd. ....................................        23,000       168,165
Doutor Coffee Company, Ltd. ........................         6,500       153,542
Maruko Company, Ltd. ...............................         2,200        12,703
Mos Food Service Inc. ..............................        18,000       233,519
National House Industrial
  Company, Ltd. ....................................        14,000       118,634
Paris Miki Inc. ....................................         3,600        51,023
Snow Brand Milk Products
  Company, Ltd. ....................................        48,000       160,179
Sony Corporation ...................................         2,300       194,899
Tiemco, Ltd. .......................................         3,300        43,307
York-Benimaru Company,
  Ltd ..............................................        12,000       220,471
                                                                    ------------
                                                                       2,016,900
MALAYSIA - 2.2%
Austral Enterprises Berhad .........................       119,000       147,773
Kuala Lumpur Kepong Berhad .........................        71,000       170,677
Leader Universal Holdings Berhad ...................       107,000        49,680
Magnum Corporation Berhad ..........................       451,000       386,580
                                                                    ------------
                                                                         754,710
NETHERLANDS - 0.2%
Koninklijke Ahrend Group N.V .......................         1,600        56,642

NORWAY - 1.4%
Saga Petroleum ASA "A" .............................        27,800       494,083

PHILIPPINES - 0.5%
C&P Homes, Inc. ....................................     1,397,450       125,369
Ionics Circuit, Inc. ...............................       111,800        58,261
                                                                    ------------
                                                                         183,630
                            See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                                 March 31, 1998
                                  (Unaudited)

                SECURITY EQUITY FUND - GLOBAL SERIES (continued)

                                                          NUMBER OF     MARKET
COMMON STOCKS (continued)                                  SHARES       VALUE
--------------------------------------------------------------------------------
SINGAPORE - 1.0%
Cerebos Pacific, Ltd. ..............................        68,000  $    160,847
Keppek Fels, Ltd. ..................................        47,000       131,546
Mandarin Oriental International,
  Ltd ..............................................        60,000        48,000
                                                                    ------------
                                                                         340,393
SPAIN - 0.5%
Adolfo Dominguez S.A.* .............................         5,400       183,313

SWEDEN - 4.9%
Castellum AB* ......................................        45,900       479,424
Fastighets AB Hufvudstaden "A" .....................        52,400       209,095
Industrial & Financial
  Systems "B"* .....................................        41,500       342,621
Skandinaviska Enskilda Banken ......................        13,700       199,649
Swedish Match AB ...................................       134,200       446,535
                                                                    ------------
                                                                       1,677,324
SWITZERLAND - 4.3%
Nestle S.A .........................................           186       355,411
Novartis AG ........................................           184       325,640
Saurer AG ..........................................           440       455,446
Schweizerische
  Lebensversicherungs-und
  Rentenstalt ......................................           410       346,668
                                                                    ------------
                                                                       1,483,165
UNITED KINGDOM, - 16.6%
Aegis Group PLC ....................................       222,500       314,847
Beazer Group PLC ...................................        15,300        53,292
Cadbury Schweppes PLC ..............................        25,000       341,200
Capita Group PLC ...................................        41,900       315,395
D.F.S. Furniture Company PLC .......................        29,600       172,745
George Wimpey PLC ..................................       212,000       457,970
Glaxo Wellcome PLC .................................        10,700       284,183
Harvey Nichols PLC .................................        22,800        91,252
J.D. Wetherspoon PLC ...............................        36,800       207,677
Oriflame International S.A .........................        12,000        86,811
PizzaExpress PLC ...................................        19,900       275,094
Polypipe PLC .......................................        83,700       236,877
Provident Financial PLC ............................        29,600       469,163
Regent Inns PLC ....................................        61,500       384,145
Rio Tinto PLC ......................................        13,800       185,569
Royal Bank of Scotland Group PLC ...................        21,700       336,316
Tomkins PLC ........................................        69,000       419,148
Vodafone Group PLC .................................        41,800       435,739
Whitbread PLC ......................................        34,900       648,723
                                                                    ------------
                                                                       5,716,146
UNITED STATES - 25.0%
Ace Ltd. ...........................................         3,900       146,981
AlliedSignal, Inc. .................................         3,100       130,200
B.J. Services Company* .............................         3,800       138,463
Bell Atlantic Corporation ..........................         1,300       133,250
Bristol-Myers Squibb Company .......................         1,000       104,312
Burlington Northern Santa Fe
  Corporation ......................................         1,500       156,000
Caribiner International Inc.* ......................         3,700       142,450
Case Corporation ...................................         2,400       163,500
Cit Group Inc., The ................................         4,200       137,025
Computer Associates
  International, Inc. ..............................         2,800       161,700
Conseco, Inc. ......................................         1,800       101,925
Costco Companies, Inc.* ............................         2,300       123,050
Cymer, Inc.* .......................................         4,500        90,844
Dana Corporation ...................................         3,300       192,019
Data General Corporation* ..........................         7,400       130,887
Dover Corporation ..................................         2,800       106,400
EMC Corporation* ...................................         3,600       136,125
Emerson Electric Company ...........................         2,000       130,375
Equity Residential Properties Trust ................         2,600       130,650
Espirito Santo Financial Group .....................        10,300       269,731
EXEL, Ltd. .........................................         1,800       139,500
Fannie Mae .........................................         2,000       126,500
Fort James Corporation .............................         2,800       128,275
Gap, Inc. ..........................................         2,950       132,750
General Electric Company ...........................         2,300       198,231
Global Industries, Ltd.*  ..........................         9,700       197,638
GTE Corporation ....................................         2,600       155,675
Ingersoll-Rand Company .............................         3,250       155,797
J.P. Foodservice, Inc.* ............................         4,700       173,019
Marsh and Mclennan
  Companies, Inc. ..................................         1,500       130,969
Mobil Corporation ..................................         1,800       137,925
Nabisco Holdings Cl.A ..............................         3,000       140,625
NAC Re Corporation .................................         3,000       157,313
NationsBank Corporation ............................         1,900       138,581
Oxford Health Plans, Inc.* .........................         6,500        97,094
Pepsico, Inc. ......................................         3,900       166,481
Perkin-Elmer Corporation ...........................         2,000       144,625
Pfizer, Inc. .......................................         2,100       209,344
Pharmacia & Upjohn, Inc. ...........................         4,200       183,750
Procter & Gamble Company, The ......................         2,000       168,750
Rite Aid Corporation ...............................         4,700       160,975
Safeway, Inc.* .....................................         4,800       177,300

                            See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                                 March 31, 1998
                                  (Unaudited)

                SECURITY EQUITY FUND - GLOBAL SERIES (continued)

                                                         PRINCIPAL
                                                         AMOUNT OR
                                                         NUMBER OF      MARKET
COMMON STOCKS (continued)                                 SHARES        VALUE
--------------------------------------------------------------------------------
UNITED STATES, (continued)
Structural Dynamics
  Research Corporation* ............................         6,000   $   149,250
Sungard Data Systems, Inc.* ........................         4,800       176,700
Teva Pharmaceutical
  Industries, Ltd. .................................        14,100       602,776
Texaco, Inc. .......................................         2,800       168,700
TJX Companies, Inc. ................................         3,300       149,325
Tyco International, Ltd. ...........................         2,800       152,950
Union Planters Corporation .........................         2,600       161,688
United Healthcare Corporation ......................         1,800       116,550
Valero Energy Corporation* .........................         4,900       163,538
Walt Disney Company, The ...........................         1,200       128,100
Warner-Lambert Company .............................           900       153,281
Williams Companies, Inc., The ......................         4,800       153,600
Zale's Corporation* ................................         4,500       129,938
                                                                    ------------
                                                                       8,653,400
                                                                    ------------
Total common stocks - 93.2% ......................................    32,141,433

PREFERRED STOCKS
----------------
GERMANY - 0.8%
Sto Ag Vorzug ......................................           758       278,716

U.S. GOVERNMENT SECURITIES
--------------------------
U.S. TREASURY STRIPS - 4.5%
  0.00% - 2023 .....................................  $  7,000,000     1,562,610
                                                                    ------------
Total investments - 98.5% ........................................    33,982,759
Cash and other assets, less
  liabilities - 1.5% .............................................       508,285
                                                                    ------------
Total net assets - 100% ..........................................  $ 34,491,044
                                                                    ============
INVESTMENT CONCENTRATION
------------------------
At March 31, 1998, Global Series' investment concentration, by industry, was as follows:

Banking.......................................................             10.0%
Capital Equipment ............................................              8.7%
Construction and Housing .....................................              7.0%
Consumer Durables ............................................              6.7%
Consumer Nondurables .........................................              8.2%
Electrical and Electronics ...................................              6.6%
Energy Sources ...............................................              7.5%
Financial Services ...........................................              9.1%
Healthcare ...................................................              6.2%
Materials ....................................................              5.6%
Merchandising ................................................              6.5%
Multi-Industry ...............................................              0.8%
Real Estate ..................................................              2.4%
Services .....................................................              2.9%
Telecommunications ...........................................              6.9%
Trade ........................................................              2.0%
Transportation ...............................................              1.4%
Cash and other assets, less liabilities ......................              1.5%
                                                                          -----
                                                                          100.0%
                                                                          =====

                 SECURITY EQUITY FUND - ASSET ALLOCATION SERIES

                                                           PRINCIPAL     MARKET
CORPORATE BONDS                                              AMOUNT      VALUE
--------------------------------------------------------------------------------
BANKING - 0.6%
Abbey National Place, 6.69% - 2005 .................  $     25,000  $     25,562
Bank of New York, 6.50% - 2003 .....................        25,000        25,250
                                                                    ------------
                                                                          50,812
BROKERAGE - 0.4%
Merrill Lynch & Company, Inc.,
  8.00% - 2007 .....................................        25,000        27,750

CONSUMER CYCLICAL - 2.7%
Lowe's Companies, Inc.,
  6.70% - 2007 .....................................        25,000        25,500
MGM Grand, Inc., 6.95% - 2005 ......................        10,000         9,800
Mirage Resorts, Inc., 6.625% - 2005 ................        10,000         9,863
News American Holdings,
  8.625% - 2003 ....................................        25,000        27,375
Rite Aid Corporation, 6.70% - 2001 .................       125,000       127,031
                                                                    ------------
                                                                         199,569
CONSUMER NONCYCLICAL - 0.7%
Archer-Daniels-Midland Company,
  8.875% - 2011 ....................................        25,000        30,313
Cargill, Inc., 6.15% - 2008 ........................        25,000        24,656
                                                                    ------------
                                                                          54,969
INSURANCE - 0.4%
Hartford Life, Inc., 7.10% - 2007 ..................        25,000        25,781

NATURAL GAS - 0.3%
MCN Investment Corporation,
  6.32% - 2003 .....................................        25,000        24,938

TELECOMMUNICATIONS - 0.4%
Southwestern Bell,
  6.625% - 2003 ....................................        25,000        25,594

TRANSPORTATION - 2.1%
Hertz Corporation,  7.00% - 2004 ...................       150,000       153,937
                                                                    ------------
Total corporate bonds - 7.6% .....................................       563,350

                            See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                                 March 31, 1998
                                  (Unaudited)

           SECURITY EQUITY FUND - ASSET ALLOCATION SERIES (continued)

                                                          PRINCIPAL
                                                          AMOUNT OR
                                                          NUMBER OF     MARKET
TRUST PREFERRED SECURITIES(1)                              SHARES       VALUE
--------------------------------------------------------------------------------
BANKING - 0.4%
Washington Mutual Capital,
  8.375% - 2027 ....................................  $     25,000  $     27,125

FINANCE - 0.3%
SI Financing Trust I,  9.50% - 2026 ................           910        24,513
                                                                    ------------

Total trust preferred securities - 0.7% ..........................        51,638

COMMON STOCKS
-------------
ALUMINUM - 1.1%
Alcan Aluminum, Ltd. ...............................           600        18,750
Alumax, Inc. .......................................           600        27,113
Aluminum Company of America ........................           300        20,644
Reynolds Metals Company ............................           300        18,431
                                                                    ------------
                                                                          84,938
BIOTECHNOLOGY - 1.8%
Amgen, Inc.* .......................................           600        36,525
Centocor, Inc.* ....................................           700        31,237
Chiron Corporation* ................................         1,600        33,500
Genome Therapeutics Corporation* ...................         3,500        30,188
                                                                    ------------
                                                                         131,450
BROADCAST MEDIA - 2.0%
TCI Satellite Entertainment, Inc.* .................           240         1,710
Tele-Communications, Inc.* .........................         2,400        74,625
U.S. West Media Group* .............................         2,000        69,500
                                                                    ------------
                                                                         145,835
COMMUNICATION EQUIPMENT - 2.2%
ADC Telecommunications, Inc.* ......................           800        22,050
Allen Telecom, Inc.* ...............................           900        14,175
Andrew Corporation* ................................           700        13,869
Lucent Technologies, Inc. ..........................           200        25,575
Motorola, Inc. .....................................           400        24,250
Northern Telecom, Ltd. .............................           400        25,850
QUALCOMM, Inc.* ....................................           300        16,050
Tellabs, Inc.* .....................................           300        20,137
                                                                    ------------
                                                                         161,956
COMPUTERS-NETWORKING - 2.0%
Bay Networks, Inc.* ................................         1,500        40,688
Cabletron Systems, Inc.*  ..........................         1,500        21,844
Cisco Systems, Inc.* ...............................           750        51,281
3Com Corporation* ..................................         1,000        35,937
                                                                    ------------
                                                                         149,750
COMPUTERS-PERIPHERALS - 2.4%
EMC Corporation* ...................................         1,000        37,813
Iomega Corporation* ................................         2,000        13,750
Lexmark International Group, Inc.* .................           800        36,100
Quantum Corporation* ...............................           800        17,050
Read-Rite Corporation* .............................           700         9,669
Seagate Technology, Inc.* ..........................           800        20,200
Storage Technology Corporation* ....................           600        45,637
                                                                    ------------
                                                                         180,219
CONSUMER FINANCE - 1.7%
Capital One Financial Corporation ..................           200        15,775
Contifinancial Corporation* ........................           800        24,400
Greentree Financial Corporation ....................           900        25,594
Household International, Inc. ......................           200        27,550
MBNA Corporation ...................................           900        32,231
                                                                    ------------
                                                                         125,550
ENTERTAINMENT - 1.3%
Time Warner, Inc. ..................................           600        43,200
Viacom, Inc.* ......................................           600        31,875
The Walt Disney Company ............................           200        21,350
                                                                    ------------
                                                                          96,425
EQUIPMENT-SEMICONDUCTORS - 1.4%
Applied Materials, Inc.*  ..........................           700        24,719
KLA-Tencor Corporation* ............................           600        22,950
Novellus Systems, Inc.* ............................           700        30,275
Teradyne, Inc.* ....................................           600        24,037
                                                                    ------------
                                                                         101,981
FOOTWEAR - 1.2%
Nike, Inc. .........................................           500        22,125
Nine West Group, Inc.* .............................           800        19,700
Reebok International, Ltd.* ........................           800        24,400
Wolverine World Wide, Inc. .........................           900        25,425
                                                                    ------------
                                                                          91,650
GAMING & LOTTERY - 2.4%
Circus Circus Enterprises, Inc.* ...................         1,400        29,400
Harrah's Entertainment, Inc.* ......................         2,100        51,581
International Game Technology ......................         2,300        57,500
Mirage Resorts, Inc.* ..............................         1,750        42,547
                                                                    ------------
                                                                         181,028
GOLD COMPANIES - 4.1%
Barrick Gold Corporation ...........................         2,400        51,900
Battle Mountain Gold Company .......................         8,200        52,275
Hecla Mining Company* ..............................         3,600        23,850
Homestake Mining Company ...........................         5,000        54,375
Newmont Mining Corporation .........................         1,800        55,012
Placer Dome, Inc. ..................................         3,800        50,113
Stillwater Mining Company* .........................           700        17,719
                                                                    ------------
                                                                         305,244
                            See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                                 March 31, 1998
                                  (Unaudited)

           SECURITY EQUITY FUND - ASSET ALLOCATION SERIES (continued)

                                                          PRINCIPAL
                                                          AMOUNT OR
                                                          NUMBER OF     MARKET
COMMON STOCKS (continued)                                  SHARES       VALUE
--------------------------------------------------------------------------------
LONG-TERM HEALTH CARE - 2.2%
Beverly Enterprises, Inc.* .........................         1,100  $     14,644
Genesis Health Ventures, Inc.* .....................         1,000        28,125
HEALTHSOUTH Corporation*  ..........................         1,551        43,525
Health Care and Retirements
  Corporation* .....................................           500        21,469
Integrated Health Services, Inc. ...................           700        27,519
Mariner Health Group, Inc.* ........................         1,450        24,831
                                                                    ------------
                                                                         160,113
MANAGED HEALTH CARE - 1.6%
Express Scripts, Inc.* .............................           500        42,391
First Health Group Corporation* ....................           500        27,125
Oxford Health Plans* ...............................           350         5,228
Pacificare Health Systems, Inc.* ...................           250        18,812
United Healthcare Corporation ......................           400        25,900
                                                                    ------------
                                                                         119,456
LEISURE TIME PRODUCTS - 0.8%
Brunswick Corporation ..............................         1,200        41,850
Callaway Golf Company ..............................           700        20,300
                                                                    ------------
                                                                          62,150
RESTAURANTS - 1.8%
Applebees International, Inc. ......................           600        13,875
Brinker International, Inc.* .......................           900        19,688
CKE Restaurants, Inc. ..............................           470        17,272
Cracker Barrel Old Country Store,
  Inc ..............................................           600        24,000
McDonald's Corporation .............................           400        24,000
Outback Steakhouse, Inc.* ..........................           400        15,650
Wendy's International, Inc. ........................         1,000        22,313
                                                                    ------------
                                                                         136,798
RETAIL - SPECIALTY - 2.5%
AutoZone, Inc.* ....................................           900        30,487
Claire's Stores ....................................         1,300        29,819
OfficeMax, Inc.* ...................................         1,700        30,387
The Pep Boys - Manny, Moe & Jack ...................           900        20,869
Staples, Inc.* .....................................         1,350        31,303
Toys "R" Us, Inc.* .................................           700        21,044
Viking Office Products, Inc.* ......................         1,000        23,250
                                                                    ------------
                                                                         187,159
TELECOMMUNICATIONS - 0.9%
Ameritech Corporation ..............................           300        14,831
Bell Atlantic Corporation ..........................           107        10,968
Bellsouth Corporation ..............................           200        13,512
GTE Corporation ....................................           200        11,975
SBC Communication, Inc. ............................           384        16,752
                                                                    ------------
                                                                          68,038
TRUCKING - 2.1%
FDX Corporation* ...................................           560        39,830
Rollins Truck Leasing Corporation ..................         2,250        31,078
Ryder System, Inc. .................................           650        24,700
USFreightways Corporation ..........................           800        28,800
Werner Enterprises, Inc. ...........................         1,100        28,050
                                                                    ------------
                                                                         152,458
                                                                    ------------
Total common stocks - 35.5% ......................................     2,642,198

U.S. GOVERNMENT AGENCIES
------------------------
FEDERAL HOME LOAN MORTGAGES - 2.0%
  7.00% - 2020 .....................................  $    100,000       100,465
  7.00% - 2021 .....................................  $     50,000        50,024
                                                                    ------------
                                                                         150,489
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 3.0%
  6.50% - 2018 .....................................  $     50,000        49,572
  6.95% - 2020 .....................................  $    130,000       129,714
  7.50% - 2020 .....................................  $     40,000        40,702
                                                                    ------------
                                                                         219,988
U.S. TREASURY NOTE - 4.6%
  6.50% - 2006 .....................................  $    325,000       340,831
U.S. TREASURY BOND - 1.3%
  6.00% - 2026 .....................................  $    100,000        99,929
                                                                    ------------

Total U.S. government & government
  agencies - 10.9% ...............................................       811,237

REAL ESTATE INVESTMENT TRUSTS
-----------------------------
American Health Properties, Inc. ...................           700        18,550
Avalon Properties, Inc. ............................           600        17,400
CBL & Associates Properties, Inc. ..................           700        17,150
Duke Realty Investments, Inc. ......................           900        21,937
Equity Residential Properties Trust ................           400        20,100
Federal Realty Investment Trust ....................           650        15,966
General Growth Property, Inc. ......................           550        20,281
Glimcher Realty Trust ..............................           850        18,594
Health Care Property Investors, Inc. ...............           500        18,469
Kimco Realty Corporation ...........................           600        21,225
Merry Land & Investment Company ....................           800        17,900
New Plan Realty Trust ..............................           800        20,100
Post Properties, Inc. ..............................           450        17,972
Public Storage, Inc. ...............................           600        18,525
Security Capital Pacific Trust .....................           800        19,250
Security Capital Pacific Trust,
  Warrants - 1998 ..................................            42           139
Simon Debartolo Group, Inc. ........................           600        20,550
Spieker Properties, Inc. ...........................           500        20,625
United Realty Trust Dominion .......................         1,200        17,400

                            See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                                 March 31, 1998
                                  (Unaudited)

           SECURITY EQUITY FUND - ASSET ALLOCATION SERIES (continued)

                                                          NUMBER OF     MARKET
REAL ESTATE INVESTMENT TRUSTS (continued)                  SHARES       VALUE
--------------------------------------------------------------------------------
Washington Real Estate Investment Trust ............         1,000  $     17,188
Weingarten Realty Investors ........................           400        17,900
                                                                    ------------
Total real estate investment trusts - 5.1% .......................       377,221

FOREIGN STOCKS
--------------
BELGIUM - 4.1%
Cementbedrijven Cimenteries ........................           200        19,345
Delhaize-Le Lion ...................................           300        19,266
Electrabel .........................................           150        38,219
Fortis AG ..........................................           200        55,572
Gevaert NV .........................................           200        11,193
Gevaert NV, Warrants - 2000 ........................           400         3,009
Petrofina SA .......................................           150        54,163
Royale Belgium .....................................           130        45,578
Solvay SA ..........................................           800        60,605
                                                                    ------------
                                                                         306,950
DENMARK - 4.2%
A/S Dampskibsselskabet Svendborg ...................             1        68,018
A/S Forsikringsselskabet Codan .....................            45         7,979
Akieselskabet Potagua ..............................           140         4,389
Bang & Olufsen Holding A/S .........................            82         5,176
BG Bank A/S ........................................           133         8,113
Carlsberg A/S ......................................           197        12,756
Cheminova Holding A/S ..............................           214         5,403
D/S Norden A/S .....................................            35         3,830
Danisco A/S ........................................           244        16,025
Danske Traelast ....................................            54         5,362
Den Danske Bank ....................................           245        32,021
Finansierings Instituttet for Industri
  og Handvaerk A/S .................................           189         4,413
Finansieringsselskabet Gefion A/S ..................           240         4,732
FLS Industries A/S .................................           212         6,015
ISS International Service System A/S* ..............           148         7,075
J. Lauritzen Holdings A/S* .........................            89         9,216
Jyske Bank A/S .....................................            61         7,052
Korn-OG Foderstof Kompagniet A/S ...................           153         4,015
Novo Nordisk A/S ...................................           263        44,768
Radiometer A/S .....................................            94         4,667
Ratin A/S* .........................................            88        15,604
Sophus Berendsen A/S* ..............................            88         3,420
Sydbank A/S ........................................           108         5,362
Tele Danmark A/S ...................................            94         8,534
Topdanmark A/S* ....................................            30         5,320
Tryg-Baltica Forsikring A/S ........................           128        10,064
                                                                    ------------
                                                                         309,329
GERMANY - 10.1%
Allianz AG .........................................           360       108,136
Allianz AG, Rights - 1998 ..........................           360         1,781
BASF AG ............................................         1,081        47,815
Bayer AG ...........................................           735        33,445
Bayerische Motoren Werke
  (BMW) AG .........................................           100       112,581
Continental AG .....................................           202         5,150
Daimler-Benz AG ....................................           450        41,415
Degussa AG .........................................           140         7,949
Deutsche Bank AG ...................................           692        51,881
Deutsche Telekom AG ................................         2,900        63,431
Dresdner Bank AG ...................................           611        27,885
Friedrich Grohe AG- Vorzugsak ......................             7         1,987
Heidelberger Zement AG .............................            86         6,696
Hochtief AG ........................................           180         7,329
Linde AG ...........................................            14        10,099
Merck KGAA .........................................           187         7,897
Muenchener Rueckversicherungs-
  Gesellschaft AG ..................................            70        30,205
Preussag AG ........................................            72        24,644
SAP AG .............................................           122        48,554
Siemens AG .........................................         1,038        69,206
Veba AG ............................................           634        45,202
                                                                    ------------
                                                                         753,288
ITALY - 8.1%
Assicurazioni Gererali .............................         2,475        76,305
Banco Commerciale Italiane .........................        11,000        54,883
Edison SPA .........................................         4,000        33,672
ENI SPA ............................................         5,100        34,749
Fiat SPA ...........................................         7,700        32,124
Ina - Instituto Naz Assicuraz ......................        16,638        53,943
Instituto Mobiliare Italiano .......................         3,208        52,092
Mediobanca .........................................         3,500        51,073
Montedison SPA .....................................        29,600        43,599
Telecom Italia Mobile SPA ..........................        18,821       101,133
Telecom Italia- SPA ................................         8,330        65,644
                                                                    ------------
                                                                         599,217
JAPAN - 9.9%
All Nippon Airways Company, Ltd. ...................         2,000        10,634
Asahi Glass Company, Ltd. ..........................         2,000        11,068
Bank of Tokyo-Mitsubishi, Ltd. .....................         3,000        36,445
Chubu Electric Power Company, Inc. .................           400         5,969
Fuji Bank, Ltd. ....................................         1,000         5,999
Fujitsu, Ltd. ......................................         2,000        20,847
Hitachi, Ltd. ......................................         3,000        21,822
Industrial Bank of Japan, Ltd. .....................         2,000        13,648
Kansai Electric Power Company ......................         1,400        23,517

                            See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                                 March 31, 1998
                                  (Unaudited)

           SECURITY EQUITY FUND - ASSET ALLOCATION SERIES (continued)

                                                          NUMBER OF     MARKET
FOREIGN STOCKS (continued)                                 SHARES       VALUE
--------------------------------------------------------------------------------
JAPAN (continued)
Kawasaki Heavy Industries ..........................         4,000  $      8,009
Kawasaki Steel Corporation .........................         5,000         7,349
Kinki Nippon Railway Company, Ltd. .................         2,000        10,919
Kirin Brewery Company, Ltd. ........................         1,000         8,924
Kyocera Corporation ................................           100         5,249
Marubeni Corporation ...............................         3,000         7,896
Marui Company, Ltd. ................................         1,000        15,373
Matsushita Electric Industrial
  Company, Ltd. ....................................         2,000        32,096
Mitsubishi Corporation .............................         4,000        32,696
Mitsubishi Estate Company, Ltd. ....................         1,000         9,749
Mitsubishi Heavy
  Industrial, Ltd. .................................         4,000        15,208
Mitsubishi Motors Corporation ......................         2,000         5,549
Mitsubishi Trust & Banking
  Corporation ......................................         1,000         9,824
Mitsui Fudosan Company, Ltd. .......................         1,000         9,524
NEC Corporation ....................................         2,000        20,097
Nippon Steel Corporation ...........................         6,000         9,629
Nissan Motor Company, Ltd. .........................         2,000         7,649
Normura Securities Company, Ltd. ...................         2,000        23,547
NSK, Ltd. ..........................................         4,000        15,748
Sekisui House, Ltd. ................................         4,000        32,696
Sharp Corporation ..................................         2,000        13,648
Shin-Etsu Chemical Company .........................         1,000        19,797
Sony Corporation ...................................           100         8,474
Sumitomo Bank, Ltd. ................................         4,000        40,795
Sumitomo Chemical Company ..........................         6,000        17,278
Tokio Marine & Fire
  Insurance Company ................................         2,000        22,347
Tokyo Electric Power Company .......................         2,700        51,023
Tokyu Corporation ..................................         4,000        16,198
Toshiba Corporation ................................         3,000        12,148
Toyoda Automatic Loom Works, Ltd. ..................         1,000        17,098
Toyota Motor Corporation ...........................         3,000        79,864
                                                                    ------------
                                                                         736,350
                                                                    ------------
  Total foreign stocks - 36.4% ...................................     2,705,134

TEMPORARY CASH INVESTMENTS
--------------------------
MONEY MARKET FUND - 0.2%
Chase Master Note Program ..........................        12,000        12,000
                                                                    ------------
Total investments - 96.4% ........................................     7,162,778

Cash and other assets, less
  liabilities - 3.6% .............................................       263,922
                                                                    ------------
Total net assets - 100% ..........................................  $  7,426,700
                                                                    ============

                 SECURITY EQUITY FUND - SOCIAL AWARENESS SERIES

                                                          NUMBER OF     MARKET
COMMON STOCKS                                              SHARES       VALUE
--------------------------------------------------------------------------------
AIR FREIGHT - 0.3%
FDX Corporation* ...................................           500  $     35,563

AUTO PARTS & EQUIPMENT - 1.1%
Snap-On, Inc. ......................................         2,900       132,312

BANKS - MAJOR REGIONAL - 5.2%
Banc One Corporation ...............................         2,640       166,980
Bank of New York Company, Inc. .....................         2,900       182,156
Northern Trust Corporation .........................         2,600       194,350
Wachovia Corporation ...............................         1,300       110,256
                                                                    ------------
                                                                         653,742
BANKS - MONEY CENTER - 1.1%
First Chicago NBD Corporation ......................         1,500       132,188

BEVERAGES - SOFT DRINK - 4.2%
Coca-Cola Company ..................................         4,800       371,700
PepsiCo, Inc. ......................................         3,600       153,675
                                                                    ------------
                                                                         525,375
BROADCAST MEDIA - 1.4%
Comcast Corporation ................................         2,500        88,281
Tele-Communications, Inc.* .........................         2,900        90,172
                                                                    ------------
                                                                         178,453
CHEMICALS - BASIC - 0.9%
Praxair, Inc. ......................................         2,200       113,163

CHEMICALS - SPECIALTY - 0.8%
H.B. Fuller Company ................................           900        53,888
Nalco Chemical Company .............................         1,200        48,675
                                                                    ------------
                                                                         102,563
COMMUNICATIONS EQUIPMENT - 0.9%
Tellabs, Inc.* .....................................         1,700       114,112

COMPUTER HARDWARE - 2.7%
Compaq Computer Corporation ........................         2,000        51,750
Hewlett-Packard Corporation ........................         2,000       126,750
International Business
  Machines Corporation .............................         1,500       155,812
                                                                    ------------
                                                                         334,312
COMPUTER SOFTWARE/SERVICES - 5.6%
BMC Software, Inc.* ................................         1,900       159,244
Microsoft Corporation* .............................         4,200       375,900
PeopleSoft, Inc.* ..................................         3,200       168,600
                                                                    ------------
                                                                         703,744
CONTAINERS - METAL/GLASS - 0.9%
Crown Cork & Seal Company, Inc. ....................         2,100       112,350

                            See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                                 March 31, 1998
                                  (Unaudited)

           SECURITY EQUITY FUND - SOCIAL AWARENESS SERIES (continued)

                                                          NUMBER OF     MARKET
COMMON STOCKS (continued)                                  SHARES       VALUE
--------------------------------------------------------------------------------
DATA PROCESSING SERVICES - 1.8%
Automatic Data Processing, Inc. ....................         1,600  $    108,900
First Data Corporation .............................         3,500       113,750
                                                                    ------------
                                                                         222,650
DISTRIBUTION - FOOD & HEALTH - 0.9%
Cardinal Health, Inc. ..............................         1,350       119,053

ELECTRIC COMPANIES - 0.4%
New Century Energies, Inc. .........................         1,000        50,375

ELECTRICAL EQUIPMENT - 0.6%
Hubbell, Inc. ......................................         1,500        75,563

ELECTRONICS - SEMICONDUCTORS - 3.1%
Analog Devices, Inc.* ..............................         3,200       106,400
Intel Corporation ..................................         3,600       281,025
                                                                    ------------
                                                                         387,425
ENTERTAINMENT - 2.1%
Time Warner, Inc. ..................................         1,700       122,400
Viacom, Inc.* ......................................         2,600       139,750
                                                                    ------------
                                                                         262,150
FINANCIAL-DIVERSE - 7.5%
American Express Company ...........................         1,600       146,900
American General Corporation .......................         2,500       161,719
Fannie Mae .........................................         2,600       164,450
Federal Home Loan
  Mortgage Corporation .............................         3,500       166,031
FINOVA Group, Inc. .................................         2,800       164,850
SunAmerica, Inc. ...................................         3,000       143,625
                                                                    ------------
                                                                         947,575
FOODS - 3.0%
Campbell Soup Company ..............................         2,000       113,500
Interstate Bakeries Corporation ....................         4,000       129,250
Ralston-Purina Group ...............................         1,200       127,200
Vlasic Foods International, Inc.* ..................           200         5,112
                                                                    ------------
                                                                         375,062
HARDWARE & TOOLS - 0.5%
Black & Decker Corporation .........................         1,200        63,675

HEALTH CARE - DIVERSE - 2.2%
Johnson & Johnson, Inc. ............................         3,700       271,256

HOUSEHOLD FURNISHINGS & APPLIANCES - 1.4%
Leggett & Platt, Inc. ..............................         3,400       174,888

HOUSEHOLD PRODUCTS - 5.3%
Clorox Company .....................................         1,800       154,238
Colgate-Palmolive Company ..........................         1,800       155,925
Kimberly-Clark Corporation .........................         2,000       100,250
Procter & Gamble Company ...........................         3,000       253,125
                                                                    ------------
                                                                         663,538
INSURANCE - LIFE/HEALTH - 1.2%
UNUM Corporation ...................................         2,800       154,525

INSURANCE - MULTI-LINE - 1.8%
American International Group, Inc. .................         1,800       226,687

INSURANCE-PROPERTY - 1.2%
Chubb Corporation ..................................         2,000       156,750

LEISURE TIME PRODUCTS - 0.9%
Mattel, Inc. .......................................         2,700       106,988

MACHINERY - DIVERSE - 1.1%
Deere & Company ....................................         2,200       136,263

MANUFACTURING - DIVERSIFIED - 1.0%
Illinois Tool Works, Inc. ..........................         1,900       123,025

MEDICAL PRODUCTS & SUPPLIES - 1.5%
ATL Ultrasound, Inc.* ..............................         1,100        55,963
Guidant Corporation ................................         1,800       132,075
                                                                    ------------
                                                                         188,038
NATURAL GAS - 0.5%
Consolidated Natural Gas Company ...................         1,100        63,456

NETWORKING - 1.4%
Cisco Systems, Inc.* ...............................         2,550       174,356

OIL - INTERNATIONAL - 0.7%
Amoco Corporation ..................................         1,000        86,375

OIL & GAS - EXPLORATION/PRODUCTION - 1.5%
Anadarko Petroleum Corporation .....................         1,400        96,600
Apache Corporation .................................         2,600        95,550
                                                                    ------------
                                                                         192,150
PAPER & FOREST PRODUCTS - 0.2%
Mead Corporation ...................................           800        28,650

PHARMACEUTICALS - 5.0%
Forest Laboratories, Inc. * ........................         1,800        67,500
Merck & Company, Inc. ..............................         2,500       320,938
Schering-Plough Corporation ........................         3,000       245,063
                                                                    ------------
                                                                         633,501
PHOTOGRAPHY/IMAGING - 0.8%
Xerox Corporation ..................................           900        95,794

RAILROADS - 0.5%
Norfolk Southern Corporation .......................         1,700        63,537

                            See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                                 March 31, 1998
                                  (Unaudited)

           SECURITY EQUITY FUND - SOCIAL AWARENESS SERIES (continued)

                                                          NUMBER OF     MARKET
COMMON STOCKS (continued)                                  SHARES       VALUE
--------------------------------------------------------------------------------
RESTAURANTS - 0.9%
McDonald's Corporation .............................         1,800  $    108,000

RETAIL - APPAREL - 1.2%
TJX Companies, Inc. ................................         3,400       153,850

RETAIL - DEPARTMENT STORES - 2.2%
Kohl's Corporation* ................................         1,500       122,625
Profitt's, Inc.* ...................................         4,400       159,500
                                                                    ------------
                                                                         282,125
RETAIL - DISCOUNTERS - 1.7%
Dayton Hudson Corporation ..........................         2,400       211,200

RETAIL - DRUG STORES - 1.3%
Walgreen Company ...................................         4,800       168,900

RETAIL - FOOD CHAINS - 1.8%
American Stores Company ............................         3,500        91,000
Kroger Company* ....................................         3,000       138,562
                                                                    ------------
                                                                         229,562
RETAIL - GENERAL MERCHANDISE - 0.8%
Consolidated Stores Corporation* ...................         2,200        94,462

RETAIL - SPECIALTY - 0.7%
Woolworth Corporation* .............................         3,500        87,500

SAVINGS & LOAN - 0.6%
H.F. Ahmanson & Company ............................         1,000        77,500

SERVICES - ADVERTISING/MARKETING - 1.5%
Omnicom Group, Inc. ................................         4,000       188,250

SERVICES - COMMERCIAL & CONSUMER - 1.6%
Apollo Group, Inc.* ................................         1,200        57,750
Service Corporation International ..................         1,900        80,631
Sylvan Learning Systems, Inc.* .....................         1,450        68,331
                                                                    ------------
                                                                         206,712
SERVICES - COMPUTER SYSTEMS - 1.0%
SunGard Data Systems, Inc.* ........................         3,500       128,844

TELECOMMUNICATION - LONG DISTANCE - 3.7%
AT&T Corporation ...................................         3,400       223,125
Sprint Corporation .................................         1,100        74,456
WorldCom, Inc.* ....................................         4,000       172,250
                                                                    ------------
                                                                         469,831
TELEPHONE - 5.2%
Ameritech Corporation ..............................         3,000       148,312
Bell Atlantic Corporation ..........................         1,200       123,000
BellSouth Corporation ..............................         2,700       182,419
SBC Communications, Inc. ...........................         4,600       200,675
                                                                    ------------
                                                                         654,406
TRUCKING - 0.3%
Consolidated Freightways Corporation* ..............         2,500  $     42,500
                                                                    ------------
Total common stocks - 97.7% ......................................    12,284,824
Cash and other assets, less
  liabilities - 2.3% .............................................       283,197
                                                                    ------------
Total net assets - 100% ..........................................  $ 12,568,021
                                                                    ============

                       SECURITY EQUITY FUND - VALUE SERIES

PREFERRED STOCKS
----------------
COMPUTER SOFTWARE - 2.1%
Unisys Corporation .................................         7,000     $ 329,875

COMMON STOCKS
-------------
AIR FREIGHT - 3.1%
Monaco Coach Corporation* ..........................         8,500       333,625
Old Dominion Freight Line, Inc.* ...................         8,500       145,562
                                                                    ------------
                                                                         479,187
ALUMINUM - 0.6%
Easco, Inc. ........................................         6,000        91,500

BANKS - MAJOR REGIONAL - 0.8%
Northern Trust Corporation .........................         1,600       119,600

BUILDING MATERIALS - 0.9%
American Standard Companies,
  Inc.* ............................................         3,000       137,625

CHEMICALS - SPECIALTY - 0.6%
Material Sciences Corporation* .....................         9,000        98,437

COMMUNICATION EQUIPMENT - 6.4%
Antec Corporation* .................................        16,200       243,000
Comverse Technology, Inc.* .........................        12,000       586,500
Transcrypt International, Inc.* 15,000 .............       164,062
                                                                    ------------
                                                                         993,562
COMPUTER HARDWARE - 1.2%
CHS Electronics, Inc.* .............................        10,250       192,187

COMPUTER SOFTWARE/SERVICES - 10.7%
American Management
  Systems, Inc.* ...................................        12,000       330,000
Computer Sciences Corporation* .....................         8,800       484,000
DST Systems, Inc.* .................................         5,400       283,837
Electronics For Imaging, Inc.* .....................        11,100       288,600
Rational Software Corporation* .....................        20,000       260,000
                                                                    ------------
                                                                       1,646,437

                            See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                                 March 31, 1998
                                  (Unaudited)

                 SECURITY EQUITY FUND - VALUE SERIES (continued)

                                                          NUMBER OF     MARKET
COMMON STOCKS (continued)                                  SHARES       VALUE
--------------------------------------------------------------------------------
CONTAINERS - PACKAGING - 2.3%
Bemis Company, Inc. ................................         3,100  $    139,887
Sealright Company, Inc.*  ..........................        15,600       214,500
                                                                    ------------
                                                                         354,387
ELECTRICAL EQUIPMENT - 3.5%
AMP, Inc. ..........................................         4,400       192,775
Honeywell, Inc. ....................................         1,700       140,569
Hubbell, Inc. (Cl. B) ..............................         4,200       211,575
                                                                    ------------
                                                                         544,919
ELECTRONICS - INSTRUMENTATION - 1.8%
E G & G, Inc. ......................................         9,700       281,906

ENTERTAINMENT - 1.3%
Metromedia International Group, Inc. ...............        13,000       197,437

FOODS - 4.1%
Chiquita Brands International, Inc. ................        24,000       328,500
Hormel Foods Corporation ...........................         8,000       310,500
                                                                    ------------
                                                                         639,000
GAMING & LOTTERY - 1.4%
Circus Circus Enterprises, Inc.* ...................        10,000       210,000

HEALTH CARE - LONG TERM CARE - 2.5%
Integrated Health Services, Inc. ...................        10,000       393,125

HEALTH CARE - SPECIALIZED SERVICES - 1.3%
Allegiance Corporation .............................         5,000       197,813

HOUSEHOLD FURNISHINGS & APPLIANCES - 4.7%
Leggett & Platt, Inc. ..............................         1,400        72,013
Meadowcraft, Inc.* .................................        11,000       160,875
O'Sullivan Industries
  Holdings, Inc.* ..................................        33,000       420,750
The Rival Company ..................................         4,000        69,000
                                                                    ------------
                                                                         722,638
HOUSEHOLD PRODUCTS - 1.5%
Kimberly-Clark Corporation .........................         4,500       225,563

INSURANCE - LIFE/HEALTH - 4.4%
AFLAC, Inc. ........................................         6,000       379,500
John Alden Financial Corporation ...................         3,100        66,844
Unum Corporation ...................................         4,100       226,269
                                                                    ------------
                                                                         672,613
INSURANCE - PROPERTY - 0.8%
Leucadia National Corporation ......................         3,000       118,125

IRON & STEEL - 1.7%
Cleveland-Cliffs, Inc. .............................         5,000       268,750

LEISURE TIME PRODUCTS - 4.5%
Callaway Golf Company ..............................         8,200       237,800
Hasbro, Inc. .......................................        13,000       459,063
                                                                    ------------
                                                                         696,863
MANUFACTURING - DIVERSIFIED - 1.0%
AEP Industries, Inc.* ..............................         4,500       154,125

MEDICAL PRODUCTS & SUPPLIES - 2.6%
ATL Ultrasound, Inc.* ..............................         3,700       188,238
Sunrise Medical, Inc.* .............................        13,500       215,156
                                                                    ------------
                                                                         403,394
NATURAL GAS - 2.6%
Equitable Resources, Inc. ..........................        12,000       399,000

OFFICE EQUIPMENT & SUPPLIES - 1.3%
Corporate Express, Inc.*  ..........................        20,700       206,353

OIL - INTERNATIONAL - 2.7%
Tesoro Petroleum Corporation* ......................        23,000       411,125

OIL & GAS - EXPLORATION & PRODUCTION - 6.1%
Apache Corporation .................................         6,000       220,500
Forcenergy, Inc.* ..................................        12,800       339,200
YPF Sociedad Anonima ADR ...........................        11,000       374,000
                                                                    ------------
                                                                         933,700
OIL & GAS - REFINING & MARKETING - 1.0%
Quaker State Corporation ...........................         8,000       150,500

PHARMACEUTICALS - 5.7%
Dura Pharmaceuticals, Inc.* ........................         4,800       118,200
Mylan Laboratories, Inc. ...........................        26,000       598,000
Teva Pharmaceutical Industries,
  Ltd. ADR .........................................         3,800       162,450
                                                                    ------------
                                                                         878,650
PUBLISHING - NEWSPAPER - 4.3%
E.W. Scripps Company ...............................         7,000       387,188
News Corporation, Ltd. ADR .........................        10,000       269,375
                                                                    ------------
                                                                         656,563
RAILROADS - 1.2%
RailAmerica, Inc.* .................................        27,000       180,563

RESTAURANTS - 2.4%
The Cheesecake Factory* ............................        11,000       366,438

RETAIL - APPAREL - 1.4%
Talbots, Inc. ......................................        11,000       214,500

RETAIL - SPECIALTY - 0.8%
Payless ShoeSource, Inc.* ..........................         1,600       120,400

                            See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                                 March 31, 1998
                                  (Unaudited)

                 SECURITY EQUITY FUND - VALUE SERIES (continued)

                                                          NUMBER OF     MARKET
COMMON STOCKS (continued)                                  SHARES       VALUE
--------------------------------------------------------------------------------
SERVICES - COMMERCIAL & CONSUMER - 2.8%
Angelica Corporation ...............................        18,500  $    426,656

TRUCKS & PARTS - 0.7%
Titan International, Inc. ..........................         6,000       115,500
                                                                    ------------
Total common stocks - 96.7% ......................................    14,899,141
                                                                    ------------
Total investments - 98.8% ........................................    15,229,016

Cash and other assets, less
  liabilities - 1.2% .............................................       189,692
                                                                    ------------
Total net assets - 100.0%.........................................  $ 15,418,708
                                                                    ============

                   SECURITY EQUITY FUND - SMALL COMPANY SERIES

COMMON STOCKS
-------------
AEROSPACE & DEFENSE - 0.8%
Orbital Sciences Corporation* ......................           700  $     31,413

AIRLINES - 2.1%
Midwest Express Holdings, Inc.* ....................         1,600        78,400

BIOTECHNOLOGY - 1.0%
Incyte Pharmaceuticals, Inc.* ......................           800        37,400

BROADCAST MEDIA - 4.8%
Cox Radio, Inc.* ...................................         1,600        77,600
Heftel Broadcasting Corporation* ...................           300        13,425
Sinclair Broadcast Group, Inc.* ....................         1,600        92,200
                                                                    ------------
                                                                         183,225
COMMUNICATION EQUIPMENT - 1.0%
DSET Corporation* ..................................         1,000        18,687
Omnipoint Corporation* .............................           700        20,650
                                                                    ------------
                                                                          39,337
COMPUTER SOFTWARE/SERVICES - 7.3%
CBT Group PLC ADR* .................................           700        36,225
Documentum, Inc.* ..................................           800        43,300
Information Management
  Resources, Inc.* .................................         1,700       100,087
Legato Systems, Inc.* ..............................           600        35,625
Sykes Enterprises, Inc.*  ..........................           600        12,600
Systems & Computer Technology
  Corporation* .....................................           500        20,625
Visio Corporation* .................................           700        30,100
                                                                    ------------
                                                                         278,562
DISTRIBUTION - FOOD & HEALTH - 2.2%
Hain Food Group, Inc.* .............................         1,200        22,350
Suiza Foods Corporation*  ..........................         1,000        61,500
                                                                    ------------
                                                                          83,850
ELECTRICAL EQUIPMENT - 2.2%
Chicago Miniature Lamp, Inc.* ......................         2,150        83,581

ELECTRONICS-SEMICONDUCTORS - 1.3%
Sipex Corporation* .................................         1,100        36,300
Uniphase Corporation* ..............................           300        12,619
                                                                    ------------
                                                                          48,919
FOODS - 2.2%
American Italian Pasta
  Company (Cl.A)* ..................................         2,300        83,088

HEALTH CARE - LONG TERM CARE - 1.1%
Hanger Orthopedic Group, Inc.* .....................         2,600        43,712

HEALTH CARE - MANAGED CARE - 1.2%
United Wisconsin Services, Inc. ....................         1,400        46,463

HEALTH CARE - SPECIALIZED SERVICES - 5.7%
ABR Information Services, Inc.* ....................         1,700        47,812
Advance Paradigm, Inc.* ............................         1,800        71,325
Parexel International* .............................           700        21,875
Physician Reliance Network, Inc.* ..................         2,800        38,500
Renal Care Group, Inc.* ............................         1,000        38,000
                                                                    ------------
                                                                         217,512
HOMEBUILDING - 1.6%
Centex Construction Products, Inc. .................         1,700        61,944

HOUSEHOLD PRODUCTS - 0.5%
Central Garden & Pet Company* ......................           500        19,531

INSURANCE-PROPERTY - 1.1%
Executive Risk, Inc. ...............................           600        42,750

IRON & STEEL - 1.4%
Oregon Steel Mills, Inc. ...........................         2,500        55,000

LEISURE TIME PRODUCTS - 0.9%
Speedway Motorsports, Inc.* ........................         1,300        34,856

MANUFACTURING - DIVERSIFIED - 1.7%
MSC Industrial Direct Company,
  Inc. (Cl.A)* .....................................         1,200        65,025

MEDICAL PRODUCTS & SUPPLIES - 1.9%
Henry Schein, Inc.* ................................         1,200        49,800
Ventana Medical Systems, Inc.* .....................           900        23,963
                                                                    ------------
                                                                          73,763
PHARMACEUTICALS - 2.9%
Amerisource Health Corporation* ....................           300        18,037
Biovail Corporation International* .................         1,900        91,675
                                                                    ------------
                                                                         109,712

                            See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                                 March 31, 1998
                                  (Unaudited)

             SECURITY EQUITY FUND - SMALL COMPANY SERIES (continued)

                                                          NUMBER OF     MARKET
COMMON STOCKS (continued)                                  SHARES       VALUE
--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS - 2.5%
Glenborough Realty Trust, Inc. .....................           700   $    20,388
Laser Mortgage Management, Inc. ....................         3,800        61,987
Patriot American Hospitality, Inc. .................           500        13,500
                                                                    ------------
                                                                          95,875
RESTAURANTS - 1.9%
Landry's Seafood Restaurants, Inc.* ................         1,100        33,825
Papa John's International, Inc.* ...................           500        19,188
Schlotzsky's, Inc.* ................................           900        21,037
                                                                    ------------
                                                                          74,050
RETAIL APPAREL - 1.1%
Stage Stores, Inc.* ................................           800        41,300

RETAIL - FOOD CHAINS - 4.3%
Dominick's Supermarkets, Inc.* .....................         2,000        91,000
Wild Oats Market, Inc.* ............................         2,100        74,813
                                                                    ------------
                                                                         165,813
RETAIL - GENERAL MERCHANDISE - 2.0%
Linens 'N Things, Inc.* ............................         1,400        76,912

RETAIL - SPECIALTY - 1.3%
Michaels Stores, Inc.* .............................         1,300        48,588

SAVINGS & LOANS - 1.0%
Sterling Financial Corporation* ....................         1,500        39,000

SERVICES - ADVERTISING/MARKETING - 8.2%
Acxiom Corporation* ................................         2,600        66,625
Boron, Lepore & Associates, Inc.* ..................         1,100        36,437
Lamar Advertising Company* .........................         3,600       126,000
Metris Companies, Inc. .............................           600        26,100
Universal Outdoor Holdings, Inc.* ..................           900        58,050
                                                                    ------------
                                                                         313,212
SERVICES - COMMERCIAL & CONSUMER - 15.4%
CCC Information Services
  Group, Inc.* .....................................         1,200        33,000
CSG Systems International, Inc.* ...................           500        22,625
Data Processing Resources
  Corporation* .....................................         1,200        37,275
Integrated Electrical Services, Inc.* ..............         3,800        75,525
International Telecommunication
  Data Systems, Inc.* ..............................         2,250        58,781
Lamalie Associates, Inc.* ..........................         1,600        35,600
Personnel Group of America, Inc.* ..................         2,800        63,700
Profit Recovery Group
  International, Inc.* .............................         2,400        51,900
Rent-Way, Inc.* ....................................         2,500        59,375
Romac International, Inc.* .........................         3,900       107,250
Sylvan Learnings Systems, Inc.* ....................           900        42,413
                                                                    ------------
                                                                         587,444
SERVICES - DATA PROCESSING - 3.9%
Billing Information Concepts
  Corporation* .....................................         3,000        77,812
Envoy Corporation* .................................         1,700        73,100
                                                                    ------------
                                                                         150,912
TELECOMMUNICATION - LONG DISTANCE - 6.4%
IDT Corporation* ...................................         1,200        45,000
IXC Communications, Inc.* ..........................           400        22,825
Metromedia Fiber Network,
  Inc. (Cl.A)* .....................................         2,000        67,250
Premiere Technologies, Inc.* .......................           700        24,238
Saville Systems Ireland PLC ADR* ...................         1,200        61,500
Telegroup, Inc.* ...................................         1,200        24,300
                                                                    ------------
                                                                         245,113
TEXTILES - APPAREL - 0.6%
Columbia Sportswear Company* .......................         1,100        23,238

WASTE MANAGEMENT - 2.0%
Superior Services, Inc.*  ..........................         2,400        74,850
                                                                    ------------
Total common stocks - 95.5% ......................................     3,654,350
Cash and other assets, less
  liabilities - 4.5% .............................................       172,143
                                                                    ------------
Total net assets - 100.0% ........................................  $  3,826,493
                                                                    ============

                              SECURITY ULTRA FUND
COMMON STOCKS
-------------
AIR FREIGHT - 1.5%
Expeditors International of
  Washington, Inc. .................................        34,000  $  1,457,750

BANKS - MAJOR REGIONAL - 3.1%
Northern Trust Corporation .........................        26,000     1,943,500
State Street Corporation ...........................        15,500     1,054,969
                                                                    ------------
                                                                       2,998,469
BIOTECHNOLOGY - 0.7%
Centocor, Inc.* ....................................        16,000       714,000

CHEMICALS - BASIC - 1.9%
Praxair, Inc. ......................................        21,000     1,080,187
Solutia, Inc. ......................................        23,900       711,025
                                                                    ------------
                                                                       1,791,212
CHEMICALS - SPECIALTY - 1.7%
BetzDearborn, Inc. .................................         6,000       338,625

                            See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                                 March 31, 1998
                                  (Unaudited)

                         SECURITY ULTRA FUND (continued)

                                                          NUMBER OF     MARKET
COMMON STOCKS (continued)                                  SHARES       VALUE
--------------------------------------------------------------------------------
CHEMICALS - SPECIALTY (CONTINUED)
M.A. Hanna Company .................................        14,800  $    361,675
Sigma-Aldrich Corporation ..........................        26,000       968,500
                                                                    ------------
                                                                       1,668,800
COMMUNICATION EQUIPMENT - 5.7%
Comverse Technology, Inc.* .........................        90,000     4,398,750
Transcrypt International, Inc.* ....................       100,000     1,093,750
                                                                    ------------
                                                                       5,492,500
COMPUTER HARDWARE - 1.3%
CHS Electronics, Inc.* .............................        68,500     1,284,375

COMPUTER SOFTWARE/SERVICES - 11.0%
America OnLine, Inc.* ..............................        22,800     1,557,525
American Management
  Systems, Inc.* ...................................        83,000     2,282,500
Cambridge Technology Partners,
  Inc.* ............................................        26,000     1,288,625
Computer Sciences Corporation ......................        22,000     1,210,000
Electronics for Imaging, Inc.* .....................        36,000       936,000
Network Associates, Inc.* ..........................        23,000     1,523,750
Rational Software Corporation* .....................       140,000     1,820,000
                                                                    ------------
                                                                      10,618,400
COMPUTER SYSTEMS - SERVICES - 0.6%
Sungard Data Systems, Inc.* ........................        17,000       625,812

CONTAINERS - METAL/GLASS - 1.8%
Crown Cork & Seal Company, Inc. ....................        32,000     1,712,000

CONTAINERS & PACKAGING - 0.6%
Bemis Company, Inc. ................................        12,800       577,600

DATA PROCESSING - SERVICES - 1.4%
Paychex, Inc. ......................................        23,400     1,349,888

DISTRIBUTION - FOOD & HEALTH - 1.6%
Cardinal Health, Inc. ..............................        17,500     1,543,281

ELECTRICAL EQUIPMENT - 1.6%
Maxwell Technologies, Inc.* ........................        52,100     1,509,272

ELECTRONIC EQUIPMENT - 1.1%
SCI Systems, Inc.* .................................        30,000     1,068,750

ELECTRONICS - INSTRUMENTATION - 3.0%
E G & G, Inc. ......................................        44,000     1,278,750
Perkin-Elmer Corporation ...........................         7,300       527,881
Sawtek, Inc.* ......................................        42,000     1,065,750
                                                                    ------------
                                                                       2,872,381

ELECTRONICS - SEMICONDUCTORS - 2.9%
Analog Devices, Inc.* ..............................        34,666     1,152,645
Linear Technology Corporation ......................        16,000     1,104,000
Xilinx, Inc.* ......................................        15,000       561,563
                                                                    ------------
                                                                       2,818,208
ENTERTAINMENT - 1.3%
Metromedia International
  Group, Inc.* .....................................        80,000     1,215,000

FOODS - 2.5%
Chiquita Brands International, Inc. ................       132,000     1,806,750
Dole Food Company, Inc. ............................        12,800       619,200
                                                                    ------------
                                                                       2,425,950
GAMING & LOTTERY - 1.3%
Circus Circus Enterprises, Inc.* ...................        60,000     1,260,000

HEALTH CARE - LONG TERM CARE - 1.9%
Integrated Health Services, Inc. ...................        46,000     1,808,375

HOSPITAL MANAGEMENT - 1.5%
Vencor, Inc.* ......................................        48,000     1,437,000

HOUSEHOLD FURNISHINGS & APPLIANCES - 3.0%
Leggett & Platt, Inc. ..............................        19,900     1,023,606
Meadowcraft, Inc.* .................................        70,000     1,023,750
O'Sullivan Industries
  Holdings, Inc.* ..................................        70,000       892,500
                                                                    ------------
                                                                       2,939,856
HOUSEHOLD PRODUCTS - 0.5%
Dial Corporation ...................................        22,000       526,625

INSURANCE - LIFE/HEALTH - 3.2%
AFLAC, Inc. ........................................        41,000     2,593,250
John Alden Financial Corporation ...................        21,000       452,812
                                                                    ------------
                                                                       3,046,062
INVESTMENT MANAGEMENT - 1.5%
Franklin Resources, Inc. ...........................        28,000     1,484,000

LEISURE TIME PRODUCTS - 2.8%
Callaway Golf Company ..............................        48,000     1,392,000
Hasbro, Inc. .......................................        38,000     1,341,875
                                                                    ------------
                                                                       2,733,875
LODGING - HOTELS - 0.8%
La Quinta Inns, Inc. ...............................        37,500       787,500

MANUFACTURING - DIVERSIFIED - 0.3%
Carlisle Companies, Inc. ...........................         6,100       299,662

                            See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                                 March 31, 1998
                                  (Unaudited)

                         SECURITY ULTRA FUND (continued)

                                                          NUMBER OF     MARKET
COMMON STOCKS (continued)                                  SHARES       VALUE
--------------------------------------------------------------------------------
MANUFACTURING - SPECIALIZED - 2.1%
Ionics, Inc.* ......................................        21,000  $    904,312
Sealed Air Corporation* ............................        17,000     1,113,500
                                                                    ------------
                                                                       2,017,812
MEDICAL PRODUCTS & SUPPLIES - 4.6%
ATL Ultrasound, Inc.* ..............................        29,000     1,475,375
DePuy, Inc. ........................................        47,000     1,424,688
Stryker Corporation ................................        22,000     1,031,250
Sunrise Medical, Inc.* .............................        30,000       478,125
                                                                    ------------
                                                                       4,409,438
NATURAL GAS - 0.7%
Sonat, Inc. ........................................        16,500       717,750

OFFICE EQUIPMENT & SUPPLIES - 2.1%
Corporate Express, Inc.*  ..........................       137,000     1,365,719
Herman Miller, Inc. ................................        19,000       637,094
                                                                    ------------
                                                                       2,002,813
OIL - INTERNATIONAL - 1.5%
Tesoro Petroleum Corporation* ......................        80,100     1,431,787

OIL & GAS - EXPLORATION & PRODUCTION - 3.8%
Apache Corporation .................................        52,000     1,911,000
Forcenergy, Inc.* ..................................        68,000     1,802,000
                                                                    ------------
                                                                       3,713,000
OIL & GAS - REFINING & MARKETING - 0.9%
Quaker State Corporation ...........................        45,000       846,562

PHARMACEUTICALS - 8.4%
Dura Pharmaceuticals, Inc.* ........................        42,700     1,051,488
Forest Laboratories, Inc.* .........................        11,800       442,500
Mylan Laboratories, Inc. ...........................       180,000     4,140,000
R.P. Scherer Corporation* ..........................        18,000     1,215,000
Teva Pharmaceuticals
  Industries, Ltd. .................................        30,000     1,282,500
                                                                    ------------
                                                                       8,131,488
RAILROADS - 0.8%
RailAmerica, Inc.* .................................       110,000       735,625

RESTAURANTS - 1.0%
The Cheesecake Factory* ............................        28,000       932,750

RETAIL - APPAREL - 0.9%
Stage Stores, Inc.* ................................        16,000       826,000

RETAIL - DISCOUNTERS - 1.5%
Consolidated Stores Corporation* ...................        24,000     1,030,500
Family Dollar Stores, Inc. .........................        10,500       399,000
                                                                    ------------
                                                                       1,429,500

SPECIALTY - 1.3%
Payless ShoeSource, Inc.* ..........................        11,000  $    827,750
Tiffany & Company ..................................         8,000       389,500
                                                                    ------------
                                                                       1,217,250
SERVICES - ADVERTISING/MARKETING - 3.5%
Acxiom Corporation* ................................        63,300     1,622,063
Omnicom Group, Inc. ................................        38,000     1,788,375
                                                                    ------------
                                                                       3,410,438
SERVICES - COMMERCIAL & CONSUMER - 1.2%
Angelica Corporation ...............................        20,000       461,250
Manpower, Inc. .....................................        17,000       686,375
                                                                    ------------
                                                                       1,147,625
SPECIALIZED SERVICES - 1.1%
Quintiles Transnational Corporation* ...............        22,200     1,069,763

TELECOMMUNICATION - LONG DISTANCE - 1.3%
LCI International, Inc.*  ..........................        32,300     1,243,550
                                                                    ------------
Total common stocks - 98.8% ......................................    95,349,754
Cash and other assets, less
  liabilities - 1.2% .............................................     1,152,703
                                                                    ------------
Total net assets - 100.0% ........................................  $ 96,502,457
                                                                    ============

The identified cost of investments owned at March 31, 1998, was the same for federal income tax and financial statement purposes.

* Securities on which no cash dividend was paid during the preceding twelve months.

ADR (American Depository Receipt)

(1) Trust preferred securities -- securities issued by financial institutions to augment their Tier 1 capital base. Issue on a subordinate basis relative to senior notes or debentures. Institutions may defer cash payments for up to 10 pay periods.

                                                           BALANCE SHEETS
                                                           March 31, 1998
                                                             (Unaudited)

                                                                                                    Security Equity Fund
                                                                                         -------------------------------------------
                                                                           Security                                          Asset
                                                                          Growth and         Equity          Global       Allocation
                                                                          Income Fund        Series          Series         Series
                                                                          ----------------------------------------------------------
ASSETS
Investments, at value (identified
        cost $93,089,306, $528,568,458,
        $28,369,253 and $6,360,779 respectively) ......................   $102,908,356   $921,517,032   $ 33,982,759    $ 7,162,778
Cash ..................................................................        719,070     38,625,152        150,337            409
Receivables:
        Fund shares sold ..............................................         80,846        414,301          1,166            349
        Securities sold ...............................................      1,692,394      2,211,700        915,618        244,461
        Interest ......................................................        180,535        127,159          5,678         23,879
        Dividends .....................................................        135,087      1,056,889         83,828          6,989
        Foreign taxes recoverable .....................................           --             --           32,864          1,426
Prepaid expenses ......................................................           --             --             --            9,777
                                                                          ------------   ------------   ------------    -----------
                Total assets ..........................................   $105,716,288   $963,952,233   $ 35,172,250    $ 7,450,068
                                                                          ============   ============   ============    ===========

LIABILITIES AND NET ASSETS
Liabilities:
Payable for:
        Securities purchased ..........................................   $  1,902,746   $  3,793,277   $    604,003    $      --
        Fund shares redeemed ..........................................         60,894        380,764          2,405          4,196
        Forward foreign exchange contracts ............................           --             --            4,513           --
Other Liabilities:
        Management fees ...............................................        106,756        838,853         59,523          6,449
        Custodian fees ................................................           --             --             --            1,199
        Transfer and administration fees ..............................           --             --             --            6,357
        Professional fees .............................................           --             --             --            1,006
        12b-1 distribution plan fees ..................................          7,822         90,809         10,762          3,157
        Other payables ................................................           --             --             --            1,004
                                                                          ------------   ------------   ------------    -----------
                Total liabilities .....................................      2,078,218      5,103,703        681,206         23,368
Net Assets:
Paid in capital .......................................................     78,786,774    528,564,419     28,366,555      6,471,957
Undistributed net investment
        income (loss) .................................................        153,677      1,229,462       (198,729)       (25,147)
Accumulated undistributed net realized gain
        on sale of investments, futures and foreign
        currency transactions .........................................     14,878,569     36,106,075        706,463        178,103
Net unrealized appreciation in value
        of investments, futures and translation of assets and
        liabilities in foreign currency ...............................      9,819,050    392,948,574      5,616,755        801,787
                                                                          ------------   ------------   ------------    -----------
                Net assets ............................................    103,638,070    958,848,530     34,491,044      7,426,700
                                                                          ------------   ------------   ------------    -----------
                Total liabilities and net assets ......................   $105,716,288   $963,952,233   $ 35,172,250    $ 7,450,068
                                                                          ============   ============   ============    ===========
CLASS "A" SHARES
Capital shares outstanding ............................................     10,301,798     87,895,000      1,694,517        319,150
Net assets ............................................................   $ 94,259,946   $851,243,697   $ 21,960,053    $ 3,823,059
Net asset value per share (net assets divided by
        shares outstanding) ...........................................   $       9.15   $       9.68   $      12.96    $     11.98
Add: Selling commission (5.75% of the offering price) .................           0.56           0.59           0.79           0.73
                                                                          ------------   ------------   ------------    -----------
Offering price per share (net asset
        value divided by 94.25%) ......................................   $       9.71   $      10.27   $      13.75    $     12.71
                                                                          ============   ============   ============    ===========
CLASS "B" SHARES
Capital shares outstanding ............................................      1,045,432     11,504,206        992,254        302,583
Net assets ............................................................   $  9,378,124   $107,604,833   $ 12,530,991    $ 3,603,641
Net asset value per share (net assets divided by
        shares  outstanding) ..........................................   $       8.97   $       9.35   $      12.63    $     11.91
                                                                          ============   ============   ============    ===========

                                                       See accompanying notes.
                                                                 38

                                                           BALANCE SHEETS
                                                           March 31, 1998
                                                             (Unaudited)

                                                                                     Security Equity Fund
                                                                     ----------------------------------------------
                                                                         Social                                           Security
                                                                        Awareness         Value        Small Company        Ultra
                                                                         Series          Series           Series            Fund
                                                                     ---------------------------------------------------------------
ASSETS
Investments, at value (identified
        cost $9,273,672, $12,934,186,
        $3,073,151 and $74,059,091 respectively) ................    $ 12,284,824     $ 15,229,016     $ 3,654,350     $ 95,349,754
Cash ............................................................         324,588          368,402         144,666        1,116,296
Receivables:
        Fund shares sold ........................................          11,102           88,590           8,354              785
        Securities sold .........................................            --             84,755          79,325          974,181
        Interest ................................................           1,538            1,994           1,182            7,805
        Dividends ...............................................           9,875           16,458           2,013           35,626
Prepaid expenses ................................................          16,877           16,163          15,349             --
                                                                     ------------     ------------     -----------     ------------
                Total assets ....................................    $ 12,648,804     $ 15,805,378     $ 3,905,239     $ 97,484,447
                                                                     ============     ============     ===========     ============

LIABILITIES AND NET ASSETS
Liabilities:
Payable for:
        Securities purchased ....................................    $       --       $    355,490     $    73,652     $    849,228
        Fund shares redeemed ....................................          62,203             --              --             25,377
Other Liabilities:
        Management fees .........................................          10,721           12,760            --            100,588
        Custodian fees ..........................................            --               --               715             --
        Transfer and administration fees ........................           2,204            3,038             792             --
        Professional fees .......................................           1,041            9,943           1,474             --
        12b-1 distribution plan fees ............................           4,025            4,843           1,451            6,797
        Other payables ..........................................             589              596             662             --
                                                                     ------------     ------------     -----------     ------------
        Total liabilities .......................................          80,783          386,670          78,746          981,990
Net Assets:
Paid in capital .................................................       9,490,652       12,855,078       3,541,938       62,167,986
Undistributed net investment loss ...............................         (11,720)         (23,120)         (5,644)        (306,673)
Accumulated undistributed net realized gain (loss)
          on sale of investments and futures ....................          77,937          291,920        (291,000)      13,350,481
Net unrealized appreciation in value
        of investments and futures ..............................       3,011,152        2,294,830         581,199       21,290,663
                                                                     ------------     ------------     -----------     ------------
                Net assets ......................................      12,568,021       15,418,708       3,826,493       96,502,457
                                                                     ------------     ------------     -----------     ------------
                        Total liabilities and net assets ........    $ 12,648,804     $ 15,805,378     $ 3,905,239     $ 97,484,447
                                                                     ============     ============     ===========     ============
CLASS "A" SHARES
Capital shares outstanding ......................................         378,524          666,825         197,339        9,454,842
Net assets ......................................................    $  7,847,080     $  9,636,168     $ 2,120,141     $ 88,573,969
Net asset value per share (net assets divided by
        shares outstanding) .....................................    $      20.73     $      14.45     $     10.74     $       9.37
Add: Selling commission (5.75% of the offering price) ...........            1.26             0.88           _0.66             0.57
                                                                     ------------     ------------     -----------     ------------
Offering price per share (net asset
        value divided by 94.25%) ................................    $      21.99     $      15.33     $     11.40     $       9.94
                                                                     ============     ============     ===========     ============
CLASS "B" SHARES
Capital shares outstanding ......................................         230,840          401,961         159,355          884,580
Net assets ......................................................    $  4,720,941     $  5,782,540     $ 1,706,352     $  7,928,488
Net asset value per share (net assets divided by
        shares  outstanding) ....................................    $      20.45     $      14.39     $     10.71     $       8.96
                                                                     ============     ============     ===========     ============

                                                       See accompanying notes.
                                                                 39

                                                      STATEMENTS OF OPERATIONS
                                              For the Six Months Ended March 31, 1998
                                                            (Unaudited)

                                                                                                     Security Equity Fund
                                                                                            ----------------------------------------
                                                                               Security                                       Asset
                                                                              Growth and        Equity         Global     Allocation
                                                                              Income Fund       Series         Series        Series
                                                                          ----------------------------------------------------------
INVESTMENT INCOME:
        Dividends .......................................................   $    710,265    $  5,023,407   $   222,509    $  28,020
        Interest ........................................................        387,003       1,131,725        52,075       55,913
                                                                            ------------    ------------   -----------    ---------
                                                                               1,097,268       6,155,132       274,584       83,933
                Less foreign tax expense ................................           --              --         (22,144)      (1,019)
                                                                            ------------    ------------   -----------    ---------
                Total investment income .................................      1,097,268       6,155,132       252,440       82,914

EXPENSES:
        Management fees .................................................        582,975       4,385,673       344,800       36,271
        Custodian fees ..................................................           --              --            --          2,177
        Transfer/maintenance fees .......................................           --              --            --          6,565
        Administration fees .............................................           --              --            --         31,632
        Directors' fees .................................................           --              --            --             62
        Professional fees ...............................................           --              --            --          1,643
        Reports to shareholders .........................................           --              --            --            642
        Registration fees ...............................................           --              --            --         10,502
        Other expenses ..................................................           --              --            --             34
        12b-1 distribution plan fees (Class B) ..........................         38,107         460,957        62,173       18,079
        Reimbursement of expenses .......................................           --              --            --        (18,705)
                                                                            ------------    ------------   -----------    ---------
                Total expenses ..........................................        621,082       4,846,630       406,973       88,902
                                                                            ------------    ------------   -----------    ---------
                        Net investment income (loss) ....................        476,186       1,308,502      (154,533)      (5,988)

NET REALIZED AND UNREALIZED GAIN (LOSS):
        Net realized gain during the period on:
                Investments .............................................     16,422,248      45,961,813       596,638      179,799
                Foreign currency transactions ...........................           --              --         115,101          263
                                                                            ------------    ------------   -----------    ---------
                Net realized gain .......................................     16,422,248      45,961,813       711,739      180,062

        Net change in unrealized appreciation
               (depreciation) during the period on:
                Investments .............................................     (8,853,464)     93,509,864     1,095,121       56,079
                Translation of assets and liabilities in
                        foreign currencies ..............................           --              --         (65,209)        (128)
                                                                            ------------    ------------   -----------    ---------
                Net unrealized appreciation (depreciation) ..............     (8,853,464)     93,509,864     1,029,912       55,951
                                                                            ------------    ------------   -----------    ---------
                        Net gain ........................................      7,568,784     139,471,677     1,741,651      236,013
                                                                            ------------    ------------   -----------    ---------
                        Net increase in net assets resulting from
                                operations ..............................   $  8,044,970    $140,780,179   $ 1,587,118    $ 230,025
                                                                            ============    ============   ===========    =========

                                                       See accompanying notes.
                                                                 40

                                                      STATEMENTS OF OPERATIONS
                                              For the Six Months Ended March 31, 1998
                                                            (Unaudited)

                                                                                     Security Equity Fund
                                                                     ----------------------------------------------
                                                                         Social                                           Security
                                                                        Awareness         Value        Small Company        Ultra
                                                                         Series          Series           Series            Fund
                                                                     ---------------------------------------------------------------
INVESTMENT INCOME:
        Dividends ...........................................      $    49,102       $    68,768       $   6,516       $    167,969
        Interest ............................................           13,038             7,079          13,310             87,795
                                                                   -----------       -----------       ---------       ------------
                Total investment income .....................           62,140            75,847          19,826            255,764

EXPENSES:
        Management fees .....................................           53,567            57,533          14,437            531,811
        Custodian fees ......................................              456             1,247           3,556               --
        Transfer/maintenance fees ...........................            6,166             7,911           1,611               --
        Administration fees .................................            4,821             5,178           1,299               --
        Directors' fees .....................................             (178)               77              81               --
        Professional fees ...................................            3,240            15,951           1,824               --
        Reports to shareholders .............................              470                27              90               --
        Registration fees ...................................           12,085            10,141           9,097               --
        Other expenses ......................................              (66)              547             544               --
        12b-1 distribution plan fees (Class B) ..............           19,935            22,899           6,302             30,626
        Reimbursement of expenses ...........................          (34,388)          (35,151)        (14,437)              --
                                                                   -----------       -----------       ---------       ------------
                Total expenses ..............................           66,108            86,360          24,404            562,437
                                                                   -----------       -----------       ---------       ------------
                        Net investment loss .................           (3,968)          (10,513)         (4,578)          (306,673)

NET REALIZED AND UNREALIZED GAIN (LOSS):
        Net realized gain (loss) during the
                period on investments .......................          282,795           432,803        (291,000)        15,700,320
        Net change in unrealized appreciation
                (depreciation) during the period on
                      investments ...........................        1,370,547         1,437,861         581,199         (9,020,020)
                                                                   -----------       -----------       ---------       ------------
                Net gain ....................................        1,653,342         1,870,664         290,199          6,680,300
                                                                   -----------       -----------       ---------       ------------
                        Net increase in net assets resulting
                                from operations .............      $ 1,649,374       $ 1,860,151       $ 285,621       $  6,373,627
                                                                   ===========       ===========       =========       ============

* Period October 15, 1997 (inception) through March 31, 1998.

                                                       See accompanying notes
                                                                 41

                                                 STATEMENTS OF CHANGES IN NET ASSETS
                                               For the Six Months Ended March 31, 1998
                                                             (Unaudited)

                                                                                                     Security Equity Fund
                                                                                         -------------------------------------------
                                                                     Security                                                Asset
                                                                    Growth and           Equity            Global         Allocation
                                                                   Income Fund           Series            Series            Series
                                                                --------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income (loss) ..............................     $     476,186      $   1,308,502      $   (154,533)     $    (5,988)
Net realized gain .........................................        16,422,248         45,961,813           711,739          180,062
Unrealized appreciation (depreciation)
        during the period .................................        (8,853,464)        93,509,864         1,029,912           55,951
                                                                -------------      -------------      ------------      -----------
                Net increase in net assets
                        resulting from operations .........         8,044,970        140,780,179         1,587,118          230,025

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
        Class A ...........................................          (413,683)        (2,345,323)         (149,980)         (58,958)
        Class B ...........................................            (5,181)              --                --            (28,115)
Net realized gain
        Class A ...........................................       (20,855,491)       (64,375,168)       (1,839,563)        (224,701)
        Class B ...........................................        (1,779,726)        (7,895,826)       (1,085,885)        (230,748)
                                                                -------------      -------------      ------------      -----------
                Total distributions to shareholders .......       (23,054,081)       (74,616,317)       (3,075,428)        (542,522)

CAPITAL SHARE TRANSACTIONS (a):
Proceeds from sale of shares
        Class A ...........................................         4,531,435         70,130,505         2,563,556          183,650
        Class B ...........................................         3,590,927         38,211,592         1,579,494           73,182
Dividends reinvested
        Class A ...........................................        19,700,352         62,157,961         1,937,568          281,349
        Class B ...........................................         1,768,638          7,737,663         1,817,695          257,505
Shares redeemed
        Class A ...........................................        (7,339,627)       (97,705,153)       (5,751,450)        (393,826)
        Class B ...........................................        (1,592,972)       (34,704,139)       (3,422,008)        (420,043)
                                                                -------------      -------------      ------------      -----------
        Net increase (decrease) from capital
                share transactions ........................        20,658,753         45,828,429        (1,275,145)         (18,183)
                                                                -------------      -------------      ------------      -----------
                Total increase (decrease)
                in net assets .............................         5,649,642        111,992,291        (2,763,455)        (330,680)

NET ASSETS:
Beginning of period .......................................        97,988,428        846,856,239        37,254,499        7,757,380
                                                                -------------      -------------      ------------      -----------
End of period .............................................     $ 103,638,070      $ 958,848,530      $ 34,491,044      $ 7,426,700
                                                                =============      =============      ============      ===========
Undistributed net investment
        income (loss) at end of period ....................     $     153,677      $   1,229,462      ($   198,729)     ($   25,147)
                                                                =============      =============      ============      ===========
        (a) Shares issued and redeemed
        Shares sold
                Class A ...................................           482,377          7,867,508           203,929           15,546
                Class B ...................................           380,372          4,417,720           191,262            6,312
        Dividends reinvested
                Class A ...................................         2,399,216          7,659,638           178,897           26,302
                Class B ...................................           219,859            983,935           101,172           24,152
        Shares redeemed
                Class A ...................................          (770,466)       (10,942,879)         (472,462)         (33,177)
                Class B ...................................          (167,851)        (4,022,808)         (287,924)         (37,095)
                                                                -------------      -------------      ------------      -----------
                Net increase (decrease) ...................         2,543,507          5,963,114           (85,126)           2,040
                                                                =============      =============      ============      ===========

                                                       See accompanying notes.
                                                                 42

                                                 STATEMENTS OF CHANGES IN NET ASSETS
                                               For the Six Months Ended March 31, 1998
                                                             (Unaudited)

                                                                                     Security Equity Fund
                                                                   ------------------------------------------------
                                                                        Social                                           Security
                                                                       Awareness         Value        Small Company        Ultra
                                                                        Series          Series           Series*            Fund
                                                                   -----------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment loss .........................................     $     (3,968)     $    (10,513)     $    (4,578)     $   (306,673)
Net realized gain (loss) ....................................          282,795           432,803         (291,000)       15,700,320
Unrealized appreciation (depreciation)
        during the period ...................................        1,370,547         1,437,861          581,199        (9,020,020)
                                                                  ------------      ------------      -----------      ------------
Net increase in net assets
                resulting from operations ...................        1,649,374         1,860,151          285,621         6,373,627

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
        Class A .............................................          (13,294)          (23,796)          (1,066)             --
        Class B .............................................             --                --               --                --
Net realized gain
        Class A .............................................             --            (148,593)            --          (4,076,977)
        Class B .............................................             --             (99,378)            --            (303,175)
                                                                  ------------      ------------      -----------      ------------
                Total distributions to shareholders .........          (13,294)         (271,767)          (1,066)       (4,380,152)

CAPITAL SHARE TRANSACTIONS (a):
Proceeds from sale of shares
        Class A .............................................          765,837         4,126,805        2,066,613         6,911,023
        Class B .............................................          527,743         2,055,039        1,595,376         2,854,425
Dividends reinvested
        Class A .............................................           12,614           169,270            1,049         3,906,269
        Class B .............................................             --              87,953             --             296,782
Shares redeemed
        Class A .............................................         (171,533)         (259,417)        (111,100)       (8,538,821)
        Class B .............................................          (52,664)         (551,917)         (10,000)       (1,387,967)
                                                                  ------------      ------------      -----------      ------------
        Net increase from capital share transactions ........        1,081,997         5,627,733        3,541,938         4,041,711
                                                                  ------------      ------------      -----------      ------------
        Total increase in net assets ........................        2,718,077         7,216,117        3,826,493         6,035,186

NET ASSETS:
Beginning of period .........................................        9,849,944         8,202,591             --          90,467,271
                                                                  ------------      ------------      -----------      ------------
End of period ...............................................     $ 12,568,021      $ 15,418,708      $ 3,826,493      $ 96,502,457
                                                                  ------------      ------------      -----------      ------------
Undistributed net investment income at end of period ........     $    (11,720)     $    (23,120)     $    (5,644)     $   (306,673)
                                                                  ============      ============      ===========      ============
        (a) Shares issued and redeemed
        Shares sold
                        Class A .............................           41,488           315,140          208,166           805,876
                        Class B .............................           29,194           161,774          160,360           341,420
        Dividends reinvested
                        Class A .............................              705            13,859              113           479,768
                        Class B .............................             --               7,210             --              37,991
        Shares redeemed
                        Class A .............................           (8,797)          (19,698)         (10,940)         (980,114)
                        Class B .............................           (2,720)          (43,596)          (1,005)         (164,757)
                                                                  ------------      ------------      -----------      ------------
                        Net increase ........................           59,870           434,689          356,694           520,184
                                                                  ============      ============      ===========      ============

*Period October 15, 1997 (inception) through March 31, 1998

                                                       See accompanying notes
                                                                 43

                                                 STATEMENTS OF CHANGES IN NET ASSETS
                                               For the Year Ended September 30, 1997

                                                                                                    Security Equity Fund
                                                                                    ------------------------------------------------
                                                                     Security                                                Asset
                                                                    Growth and           Equity            Global         Allocation
                                                                   Income Fund           Series            Series            Series
                                                                --------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income (loss) ...............................     $  1,221,015      $   2,692,742      $    (77,044)     $    70,250
Net realized gain ..........................................       21,245,450         70,480,807         3,427,527          461,093
Unrealized appreciation
        during the period ..................................        3,450,512        126,763,115         2,563,891          619,758
                                                                 ------------      -------------      ------------      -----------
        Net increase in net assets resulting
                from operations ............................       25,916,977        199,936,664         5,914,374        1,151,101

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
        Class A ............................................       (1,278,257)        (3,155,322)         (597,023)         (63,009)
        Class B ............................................          (29,101)              --            (199,976)         (52,830)
Net realized gain
        Class A ............................................       (5,648,284)       (49,869,431)       (1,243,269)         (61,070)
        Class B ............................................         (232,550)        (4,463,901)         (515,069)         (73,554)
                                                                 ------------      -------------      ------------      -----------
                Total distributions to shareholders ........       (7,188,192)       (57,488,654)       (2,555,337)        (250,463)

CAPITAL SHARE TRANSACTIONS (a):
Proceeds from sales of shares
        Class A ............................................        5,721,292        221,241,550         6,304,969        1,478,803
        Class B ............................................        3,688,134        110,104,405         6,613,460        1,009,991
Dividends reinvested
        Class A ............................................        6,351,214         49,656,213         1,808,607          122,613
        Class B ............................................          253,502          4,431,044           714,502          124,004
Shares redeemed
        Class A ............................................      (11,732,659)      (219,339,034)       (5,834,526)        (595,393)
        Class B ............................................         (542,134)       (76,188,625)       (2,640,062)        (513,448)
                                                                 ------------      -------------      ------------      -----------
        Net increase from capital share transactions .......        3,739,349         89,905,553         6,966,950        1,626,570
                                                                 ------------      -------------      ------------      -----------
                Total increase in net assets ...............       22,468,134        232,353,563        10,325,987        2,527,208

NET ASSETS:
        Beginning of year ..................................       75,520,294        614,502,676        26,928,512        5,230,172
                                                                 ------------      -------------      ------------      -----------
        End of year ........................................     $ 97,988,428      $ 846,856,239      $ 37,254,499      $ 7,757,380
                                                                 ============      =============      ============      ===========
Undistributed net investment income
        at end of year .....................................     $     96,355      $   2,266,283      $    105,784      $    67,914
                                                                 ============      =============      ============      ===========
        (a) Shares issued and redeemed
        Shares sold
                        Class A ............................          602,485         27,937,552           503,842          128,634
                        Class B ............................          388,324         14,249,362           537,435           89,049
        Dividends reinvested
                        Class A ............................          721,721          6,886,178           157,805           11,078
                        Class B ............................           29,373            628,340            63,438           11,246
        Shares redeemed
                        Class A ............................       (1,232,959)       (27,902,983)         (459,717)         (50,647)
                        Class B ............................          (56,091)       (10,027,869)         (211,371)         (44,492)
                                                                 ------------      -------------      ------------      -----------
                        Net increase .......................          452,853         11,770,580           591,432          144,868
                                                                 ============      =============      ============      ===========

                                                       See accompanying notes.
                                                                 44

                                                 STATEMENTS OF CHANGES IN NET ASSETS
                                               For the Year Ended September 30, 1997

                                                                                     Security Equity Fund
                                                                             ---------------------------------
                                                                                Social                                    Security
                                                                               Awareness               Value                Ultra
                                                                                Series*               Series**               Fund
                                                                             -------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income (loss) .......................................         $     5,542          $    11,189          $   (832,436)
Net realized gain (loss) ...........................................            (204,858)             107,088             2,802,288
Unrealized appreciation
        during the period ..........................................           1,640,605              856,969            13,191,840
                                                                             -----------          -----------          ------------
        Net increase in net assets resulting
                from operations ....................................           1,441,289              975,246            15,161,692

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
        Class A ....................................................                --                   --                    --
        Class B ....................................................                --                   --                    --

Net realized gain
        Class A ....................................................                --                   --              (5,180,781)
        Class B ....................................................                --                   --                (326,156)
                                                                             -----------          -----------          ------------
           Total distributions to shareholders .....................                --                   --              (5,506,937)

CAPITAL SHARE TRANSACTIONS (a):

Proceeds from sales of shares
        Class A ....................................................           5,535,748            4,177,778            22,311,821
        Class B ....................................................           3,185,475            3,087,104             6,072,670
Dividends reinvested
        Class A ....................................................                --                   --               4,973,701
        Class B ....................................................                --                   --                 326,142
Shares redeemed
        Class A ....................................................            (306,673)             (23,359)          (26,312,322)
        Class B ....................................................              (5,895)             (14,178)           (3,487,931)
                                                                             -----------          -----------          ------------
        Net increase from capital share
            transactions ...........................................           8,408,655            7,227,345             3,884,081
                                                                             -----------          -----------          ------------
                Total increase in net assets .......................           9,849,944            8,202,591            13,538,836

NET ASSETS:
        Beginning of period ........................................                --                   --              76,928,435
                                                                             -----------          -----------          ------------
        End of period ..............................................         $ 9,849,944          $ 8,202,591          $ 90,467,271
                                                                             -----------          -----------          ------------
Undistributed net investment income
        at end of period ...........................................         $     5,542          $    11,189          $     --
                                                                             ===========          ===========          ============
        (a) Shares issued and redeemed
        Shares sold
                        Class A ....................................             363,334              359,432             2,872,813
                        Class B ....................................             204,698              277,836               766,245
        Dividends reinvested
                        Class A ....................................                --                   --                 656,941
                        Class B ....................................                --                   --                  44,428
        Shares redeemed
                        Class A ....................................             (18,206)              (1,908)           (3,375,134)
                        Class B ....................................                (332)              (1,263)             (476,747)
                                                                             -----------          -----------          ------------
                        Net increase ...............................             549,494              634,097               488,546
                                                                             ===========          ===========          ============

 *     Period November 1, 1996 (inception) through September 30,1997.
**     Period May 1, 1997 (inception) through September 30,1997.

                                                       See accompanying notes
                                                                 45

                              FINANCIAL HIGHLIGHTS

Selected data for each share of capital stock outstanding throughout each period

SECURITY GROWTH AND INCOME FUND (CLASS A)(b)

                                                                              Fiscal Period Ended September 30
                                        ------------------------------------------------------------------------------------------
                                        1998(g)(m)         1997(g)           1996(g)          1995(g)       1994(c)       1993
                                        ----------      ------------      ------------      ----------    ----------  ------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ..  $    11.14      $       9.05      $       7.93      $     6.96    $     7.84  $       7.13
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income ................        0.05              0.15              0.18            0.16          0.13          0.21
Net Gain (Loss) on Securities
        (realized and unrealized) ....        0.58              2.81              1.37            1.18         (0.71)         0.88
                                        ----------      ------------      ------------      ----------    ----------  ------------
Total from Investment Operations .....        0.63              2.96              1.55            1.34         (0.58)         1.09

LESS DISTRIBUTIONS
Dividends (from Net Investment Income)       (0.03)            (0.16)            (0.16)          (0.16)        (0.13)        (0.22)
Distributions (from Capital Gains) ...       (2.59)            (0.71)            (0.27)          (0.21)        (0.17)        (0.16)
                                        ----------      ------------      ------------      ----------    ----------  ------------
        Total Distributions ..........       (2.62)            (0.87)            (0.43)          (0.37)        (0.30)        (0.38)
                                        ----------      ------------      ------------      ----------    ----------  ------------
NET ASSET VALUE END OF PERIOD ........  $     9.15      $      11.14      $       9.05      $     7.93    $     6.96  $       7.84
                                        ==========      ============      ============      ==========    ==========  ============
TOTAL RETURN(a) ......................        8.55%            35.31%            20.31%          20.25%         (7.6%)        15.6%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) .  $   94,260      $     91,252      $     73,273      $   67,430    $   65,328  $     81,982
Ratio of Expenses to Average Net
        Assets .......................        1.21%             1.24%             1.29%           1.31%         1.28%         1.26%
Ratio of Net Investment Income (Loss)
        to Average Net Assets ........        1.06%             1.53%             2.09%           2.21%         1.70%         2.80%
Portfolio Turnover Rate ..............         176%              124%               69%            130%          163%          135%
Average Commission Paid Per Equity
        Share Traded(j) ..............  $   0.0600      $     0.0600      $     0.0625            --            --            --

SECURITY GROWTH AND INCOME FUND (CLASS B)
                                                                          Fiscal Period Ended September 30
                                                    ------------------------------------------------------------------------------
                                                    1998(g)(m)         1997(g)           1996(g)           1995(g)        1994(c)
                                                    ----------       -----------       -----------       ----------     ----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD .............   $    10.99       $      8.94       $      7.85       $     6.90     $     7.83

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income ...........................         --                0.05              0.09             0.08           0.05
Net Gain (Loss) on Securities
        (realized and unrealized) ...............         0.57              2.77              1.35             1.18          (0.69)
                                                    ----------       -----------       -----------       ----------     ----------
Total from Investment Operations ................         0.57              2.82              1.44             1.26          (0.64)

LESS DISTRIBUTIONS
Dividends (from Net Investment Income) ..........         --               (0.06)            (0.08)           (0.09)         (0.12)
Distributions (from Capital Gains) ..............        (2.59)            (0.71)            (0.27)           (0.22)         (0.17)
                                                    ----------       -----------       -----------       ----------     ----------
        Total Distributions .....................        (2.59)            (0.77)            (0.35)           (0.31)         (0.29)
                                                    ----------       -----------       -----------       ----------     ----------
NET ASSET VALUE END OF PERIOD ...................   $     8.97       $     10.99       $      8.94       $     7.85     $     6.90
                                                    ==========       ===========       ===========       ==========     ==========
TOTAL RETURN(a) .................................         7.95%            34.01%            19.01%           19.07%          (8.0%)
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ............   $    9,378       $     6,737       $     2,247       $    1,130     $      668
Ratio of Expenses to Average Net
        Assets ..................................         2.21%             2.24%             2.29%            2.31%          2.27%
Ratio of Net Investment Income (Loss)
        to Average Net Assets ...................         0.06%             0.53%             1.09%            1.21%          1.03%
Portfolio Turnover Rate .........................          176%              124%               69%             130%           178%
Average Commission Paid Per Equity
        Share Traded(j) .........................   $   0.0600       $    0.0600       $    0.0625             --             --

                                                           See accompanying notes.
                                                                     46

                              FINANCIAL HIGHLIGHTS

Selected data for each share of capital stock outstanding throughout each period

SECURITY EQUITY SERIES (CLASS A)

                                                                       Fiscal Period Ended September 30
                                        -----------------------------------------------------------------------------------------
                                         1998(g)(m)        1997(g)        1996(g)          1995(g)       1994(c)          1993
                                        ------------    ------------    ------------    ------------  ------------  -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ..  $       9.09    $       7.54    $       6.55    $       5.54  $       6.73  $        5.86
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income ................          0.02            0.04            0.05            0.04          0.05           0.12
Net Gain (Loss) on Securities
        (realized and unrealized) ....          1.40            2.20            1.48            1.38          0.09           1.17
                                        ------------    ------------    ------------    ------------  ------------  -------------
Total from Investment Operations .....          1.42            2.24            1.53            1.42          0.14           1.29

LESS DISTRIBUTIONS
Dividends (from Net Investment Income)         (0.03)          (0.04)          (0.06)           --           (0.12)         (0.06)
Distributions (from Capital Gains) ...         (0.80)          (0.65)          (0.48)          (0.41)        (1.21)         (0.36)
                                        ------------    ------------    ------------    ------------  ------------  -------------
        Total Distributions ..........         (0.83)          (0.69)          (0.54)          (0.41)        (1.33)         (0.42)
                                        ------------    ------------    ------------    ------------  ------------  -------------
NET ASSET VALUE END OF PERIOD ........  $       9.68    $       9.09    $       7.54    $       6.55  $       5.54  $        6.73
                                        ============    ============    ============    ============  ============  =============
TOTAL RETURN(a) ......................         17.32%          32.08%          24.90%          27.77%         1.95%         22.70%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) .  $    851,244    $    757,520    $    575,680    $    440,339  $    358,237  $     375,565
Ratio of Expenses to Average Net
        Assets .......................          1.02%           1.03%           1.04%           1.05%         1.06%          1.06%
Ratio of Net Investment Income (Loss)
        to Average Net Assets ........          0.41%           0.46%           0.75%           0.87%         0.86%          1.95%
Portfolio Turnover Rate ..............            57%             66%             64%             95%           79%            95%
Average Commission Paid Per Equity
        Share Traded(j) ..............  $     0.0600    $     0.0600    $     0.0609            --            --             --

SECURITY EQUITY SERIES (CLASS B)
                                                                        Fiscal Period Ended September 30
                                                  --------------------------------------------------------------------------
                                                    1998(g)(m)        1997(g)        1996(g)         1995(g)       1994(c)
                                                  -----------      -----------     -----------     -----------   -----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ..........    $      8.82      $      7.36     $      6.43     $      5.49   $      6.81
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) .................          (0.02)           (0.04)          (0.02)          (0.01)         0.01
Net Gain (Loss) on Securities
        (realized and unrealized) ............           1.35             2.15            1.45            1.36          --
                                                  -----------      -----------     -----------     -----------   -----------
Total from Investment Operations .............           1.33             2.11            1.43            1.35          0.01

LESS DISTRIBUTIONS
Dividends (from Net Investment Income) .......           --               --             (0.02)           --           (0.12)
Distributions (from Capital Gains) ...........          (0.80)           (0.65)          (0.48)          (0.41)        (1.21)
                                                  -----------      -----------     -----------     -----------   -----------
        Total Distributions ..................          (0.80)           (0.65)          (0.50)          (0.41)        (1.33)
                                                  -----------      -----------     -----------     -----------   -----------
NET ASSET VALUE END OF PERIOD ................    $      9.35      $      8.82     $      7.36     $      6.43   $      5.49
                                                  ===========      ===========     ===========     ===========   ===========
TOTAL RETURN(a) ..............................          16.74%           30.85%          23.57%          26.69%        (0.15%)
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) .........    $   107,605      $    89,336     $    38,822     $    19,288   $     7,452
Ratio of Expenses to Average Net
        Assets ...............................           2.02%            2.03%           2.04%           2.05%         2.07%
Ratio of Net Investment Income (Loss)
        to Average Net Assets ................          (0.59%)          (0.54%)         (0.25%)         (0.13%)       (0.01%)
Portfolio Turnover Rate ......................             57%              66%             64%             95%           80%
Average Commission Paid Per Equity
        Share Traded(j) ......................    $    0.0600      $    0.0600     $    0.0609            --            --

                                                           See accompanying notes.
                                                                     47

                              FINANCIAL HIGHLIGHTS

Selected data for each share of capital stock outstanding throughout each period

SECURITY GLOBAL SERIES (CLASS A)
                                                                              Fiscal Period Ended September 30
                                               -------------------------------------------------------------------------------------
                                                  1998(g)(m)          1997(g)           1996(g)           1995(g)         1994(c)(d)
                                               -------------     -------------      ------------      ------------       -----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD .........  $      13.56      $      12.42      $      10.94      $      10.84       $    10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) ................         (0.03)             0.01              0.01             (0.02)           (0.03)
Net Gain (Loss) on Securities
        (realized and unrealized) ...........          0.59              2.29              1.87              0.31             0.87
                                               ------------      ------------      ------------      ------------       ----------
Total from Investment Operations ............          0.56              2.30              1.88              0.29             0.84

LESS DISTRIBUTIONS
Dividends (from Net Investment Income) ......         (0.09)            (0.38)            (0.25)             --               --
Distributions (from Capital Gains) ..........         (1.07)            (0.78)            (0.15)            (0.19)            --
                                               ------------      ------------      ------------      ------------       ----------
        Total Distributions .................         (1.16)            (1.16)            (0.40)            (0.19)            --
                                               ------------      ------------      ------------      ------------       ----------
NET ASSET VALUE END OF PERIOD ...............  $      12.96      $      13.56      $      12.42      $      10.94       $    10.84
                                               ============      ============      ============      ============       ==========
TOTAL RETURN (a) ............................          5.63%            20.22%            17.73%             2.80%            8.40%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ........  $     21,960      $     24,193      $     19,644      $     16,261       $   20,128
Ratio of Expenses to Average Net
        Assets ..............................          2.00%             2.00%             2.00%             2.00%            2.00%
Ratio of Net Investment Income (Loss)
        to Average Net Assets ...............         (0.54%)           (0.07%)            0.07%            (0.17%)          (0.01%)
Portfolio Turnover Rate .....................           100%              132%              142%              141%              73%
Average Commission Paid Per Equity
        Share Traded (j) ....................  $     0.0177      $     0.0141      $     0.0338              --               --


SECURITY GLOBAL SERIES (CLASS B)
                                                                              Fiscal Period Ended September 30
                                                     ---------------------------------------------------------------------------
                                                      1998(g)(m)        1997(g)           1996(g)        1995(g)      1994(c)(d)
                                                     -----------      -----------      -----------     -----------   -----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD .............    $     13.22      $     12.18      $     10.74     $     10.75   $      9.96
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income ...........................          (0.09)           (0.11)           (0.10)          (0.12)        (0.12)
Net Gain (Loss) on Securities
        (realized and unrealized) ...............           0.57             2.24             1.84            0.30          0.91
                                                     -----------      -----------      -----------     -----------   -----------
Total from Investment Operations ................           0.48             2.13             1.74            0.18          0.79

LESS DISTRIBUTIONS
Dividends (from Net Investment Income) ..........           --              (0.31)           (0.14)           --            --
Distributions (from Capital Gains) ..............          (1.07)           (0.78)           (0.16)          (0.19)         --
                                                     -----------      -----------      -----------     -----------   -----------
        Total Distributions .....................          (1.07)           (1.09)           (0.30)          (0.19)         --
                                                     -----------      -----------      -----------     -----------   -----------
NET ASSET VALUE END OF PERIOD ...................    $     12.63      $     13.22      $     12.18     $     10.74   $     10.75
                                                     ===========      ===========      ===========     ===========   ===========
TOTAL RETURN(a) .................................           5.04%           19.01%           16.57%           1.79%         7.90%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ............    $    12,531      $    13,061      $     7,285     $     5,433   $     3,960
Ratio of Expenses to Average Net
        Assets ..................................           3.00%            3.00%            3.00%           3.00%         3.00%
Ratio of Net Investment Income (Loss)
        to Average Net Assets ...................          (1.54%)          (0.93%)          (0.93%)         (1.17%)       (0.01%)
Portfolio Turnover Rate .........................            100%             132%             142%            141%           73%
Average Commission Paid Per Equity
        Share Traded(j) .........................    $    0.0177      $    0.0141      $    0.0338            --            --

                                                          See accompanying notes.
                                                                     48

                              FINANCIAL HIGHLIGHTS

Selected data for each share of capital stock outstanding throughout each period

SECURITY ASSET ALLOCATION SERIES (CLASS A)

                                                                         Fiscal Period Ended September 30
                                                      -----------------------------------------------------------------------
                                                     1998(f)(g)(m)       1997(f)(g)(k)       (1996 (f)(g)        1995(e)(f)(g)
                                                      -----------         -----------         -----------         -----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD .............     $     12.58         $     11.06         $     10.54         $     10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) ....................            0.02                0.17                0.25                0.04
Net Gain (Loss) on Securities
        (realized and unrealized) ...............            0.33                1.86                0.77                0.50
                                                      -----------         -----------         -----------         -----------
Total from Investment Operations ................            0.35                2.03                1.02                0.54

LESS DISTRIBUTIONS
Dividends (from Net Investment Income) ..........           (0.20)              (0.26)              (0.33)               --
Distributions (from Capital Gains) ..............           (0.75)              (0.25)              (0.17)               --
                                                      -----------         -----------         -----------         -----------
        Total Distributions .....................           (0.95)              (0.51)              (0.50)               --
                                                      -----------         -----------         -----------         -----------
NET ASSET VALUE END OF PERIOD ...................     $     11.98         $     12.58         $     11.06         $     10.54
                                                      ===========         ===========         ===========         ===========
TOTAL RETURN (a) ................................            3.63%              19.00%              10.01%               5.40%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ............     $     3,823         $     3,906         $     2,449         $     1,906
Ratio of Expenses to Average Net
        Assets ..................................            2.00%               1.68%               2.00%               2.00%
Ratio of Net Investment Income (Loss)
        to Average Net Assets ...................            0.29%               1.52%               2.32%               1.33%
Portfolio Turnover Rate .........................              53%                 79%                 75%                129%
Average Commission Paid Per Equity
        Share Traded (j) ........................     $    0.0614         $    0.0409         $    0.0247                --

SECURITY ASSET ALLOCATION SERIES (CLASS B)

                                                                         Fiscal Period Ended September 30
                                                      -----------------------------------------------------------------------
                                                      1998(f)(g)(m)       1997(f)(g)(k)      (1996 (f)(g)         1995(e)(f)(g)
                                                      -----------         -----------         -----------         -----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ..............    $     12.45         $     10.97         $     10.50         $     10.00

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income ............................          (0.04)               0.07                0.14                0.01
Net Gain (Loss) on Securities
        (realized and unrealized) ................           0.34                1.84                0.77                0.49
                                                      -----------         -----------         -----------         -----------
Total from Investment Operations .................           0.30                1.91                0.91                0.50

LESS DISTRIBUTIONS
Dividends (from Net Investment Income) ...........          (0.09)              (0.18)              (0.27)               --
Distributions (from Capital Gains) ...............          (0.75)              (0.25)              (0.17)               --
                                                      -----------         -----------         -----------         -----------
        Total Distributions ......................          (0.84)              (0.43)              (0.44)               --
                                                      -----------         -----------         -----------         -----------
NET ASSET VALUE END OF PERIOD ....................    $     11.91         $     12.45         $     10.97         $     10.50
                                                      ===========         ===========         ===========         ===========
TOTAL RETURN(a) ..................................           3.18%              17.95%               8.97%               5.00%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) .............    $     3,604         $     3,851         $     2,781         $     1,529
Ratio of Expenses to Average Net
        Assets ...................................           2.91%               2.58%               3.00%               3.00%
Ratio of Net Investment Income (Loss)
        to Average Net Assets ....................          (0.62%)              0.61%               1.32%               0.31%
Portfolio Turnover Rate ..........................             53%                 79%                 75%                129%
Average Commission Paid Per Equity
        Share Traded(j) ..........................    $    0.0614         $    0.0409         $    0.0247                --

                                                          See accompanying notes.
                                                                    49

                              FINANCIAL HIGHLIGHTS

Selected data for each share of capital stock outstanding throughout each period

SECURITY SOCIAL AWARENESS SERIES (CLASS A)

                                             Fiscal Period Ended September 30
                                            ----------------------------------
                                            1998(f)(g)(m)          1997(g)(h)
                                            -------------          -----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ......  $     17.99            $     15.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) .............         0.03                   0.08
Net Gain (Loss) on Securities
        (realized and unrealized) ........         2.75                   2.91
                                            -----------            -----------
Total from Investment Operations .........         2.78                   2.99

LESS DISTRIBUTIONS
Dividends (from Net Investment Income) ...        (0.04)                  --
Distributions (from Capital Gains) .......         --                     --
                                            -----------            -----------
        Total Distributions ..............        (0.04)                  --
                                            -----------            -----------
NET ASSET VALUE END OF PERIOD ............  $     20.73            $     17.99
                                            ===========            ===========
TOTAL RETURN (a) .........................        15.46%                 19.93%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) .....  $     7,847            $     6,209
Ratio of Expenses to Average Net
        Assets ...........................         0.81%                  0.67%
Ratio of Net Investment Income (Loss)
        to Average Net Assets ............         0.35%                  0.57%
Portfolio Turnover Rate ..................           54%                    38%
Average Commission Paid Per Equity
        Share Traded (j) .................  $    0.0600            $    0.0600

SECURITY SOCIAL AWARENESS SERIES (CLASS B)

                                              Fiscal Period Ended September 30
                                            ------------------------------------
                                             1998(f)(g)(m)         1997(f)(g)(h)
                                            --------------         -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ......  $     17.81            $     15.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income ....................        (0.07)                 (0.08)
Net Gain (Loss) on Securities
        (realized and unrealized) ........         2.71                   2.89
                                            -----------            -----------
Total from Investment Operations .........         2.64                   2.81

LESS DISTRIBUTIONS
Dividends (from Net Investment Income) ...         --                     --
Distributions (from Capital Gains) .......         --                     --
                                            -----------            -----------
        Total Distributions ..............         --                     --
                                            -----------            -----------
NET ASSET VALUE END OF PERIOD ............  $     20.45            $     17.81
                                            ===========            ===========
TOTAL RETURN(a) ..........................        14.82%                 18.73%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) .....  $     4,721            $     3,641
Ratio of Expenses to Average Net
        Assets ...........................         1.95%                  1.84%
Ratio of Net Investment Income (Loss)
        to Average Net Assets ............        (0.79%)                (0.60%)
Portfolio Turnover Rate ..................           54%                    38%
Average Commission Paid Per Equity
        Share Traded(j) ..................  $    0.0600            $    0.0600

                            See accompaniying notes.

                              FINANCIAL HIGHLIGHTS

Selected data for each share of capital stock outstanding throughout each period

SECURITY VALUE SERIES (CLASS A)
                                               Fiscal Period Ended September 30
                                             -----------------------------------
                                             1998(f)(g)(m)         1997(f)(g)(i)
                                             -------------         -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD .......  $     12.95            $     10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) ..............         0.01                   0.05
Net Gain (Loss) on Securities
        (realized and unrealized) .........         1.82                   2.90
                                             -----------            -----------
Total from Investment Operations ..........         1.83                   2.95

LESS DISTRIBUTIONS
Dividends (from Net Investment Income) ....        (0.05)                  --
Distributions (from Capital Gains) ........        (0.28)                  --
                                             -----------            -----------
        Total Distributions ...............        (0.33)                  --
                                             -----------            -----------
NET ASSET VALUE END OF PERIOD .............  $     14.45            $     12.95
                                             ===========            ===========
TOTAL RETURN (a) ..........................        14.56%                 29.50%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ......  $     9,636            $     4,631
Ratio of Expenses to Average Net
        Assets ............................         1.09%                  1.10%
Ratio of Net Investment Income (Loss)
        to Average Net Assets .............         0.23%                  1.43%
Portfolio Turnover Rate ...................          103%                    35%
Average Commission Paid Per Equity
        Share Traded (j) ..................  $    0.0600            $    0.0600


SECURITY VALUE SERIES (CLASS B)
                                               Fiscal Period Ended September 30
                                             ----------------------------------
                                             1998(f)(g)(m)         1997(f)(g)(i)
                                             -------------         -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD .......  $     12.91            $     10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income .....................        (0.05)                  0.01
Net Gain (Loss) on Securities
        (realized and unrealized) .........         1.81                   2.90
                                             -----------            -----------
Total from Investment Operations ..........         1.76                   2.91

LESS DISTRIBUTIONS
Dividends (from Net Investment Income) ....         --                     --
Distributions (from Capital Gains) ........        (0.28)                  --
                                             -----------            -----------
        Total Distributions ...............        (0.28)                  --

                                             -----------            -----------
NET ASSET VALUE END OF PERIOD .............  $     14.39            $     12.91
                                             ===========            ===========
TOTAL RETURN(a) ...........................        14.03%                 29.10%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ......  $     5,783            $     3,572
Ratio of Expenses to Average Net
        Assets ............................         2.13%                  2.26%
Ratio of Net Investment Income (Loss)
        to Average Net Assets .............        (0.81%)                 0.27%
Portfolio Turnover Rate ...................          103%                    35%
Average Commission Paid Per Equity
        Share Traded(j) ...................  $    0.0600            $    0.0600

                             See accompanying notes.

                              FINANCIAL HIGHLIGHTS

Selected data for each share of capital stock outstanding throughout each period

SECURITY SMALL COMPANY SERIES (CLASS A)

                                                Fiscal Period Ended September 30
                                                --------------------------------
                                                         1998(f)(g)(l)(m)
                                                         ----------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD .......................$     10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) ..............................       0.01
Net Gain (Loss) on Securities
        (realized and unrealized) .........................       0.74
                                                           -----------
Total from Investment Operations ..........................       0.75
LESS DISTRIBUTIONS
Dividends (from Net Investment Income) ....................      (0.01)
Distributions (from Capital Gains) ........................       --
                                                           -----------
        Total Distributions ...............................      (0.01)
                                                           -----------
NET ASSET VALUE END OF PERIOD .............................$     10.74
                                                           ===========
TOTAL RETURN (a) ..........................................       7.47%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ......................$     2,120
Ratio of Expenses to Average Net
        Assets ............................................       1.34%
Ratio of Net Investment Income (Loss)
        to Average Net Assets .............................       0.14%
Portfolio Turnover Rate ...................................        341%
Average Commission Paid Per Equity
        Share Traded (j) ..................................$    0.0672

SECURITY SMALL COMPANY SERIES (CLASS B)

                                                Fiscal Period Ended September 30
                                                --------------------------------
                                                          1998(f)(g)(l)(m)
                                                          ----------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD .......................$     10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income .....................................      (0.04)
Net Gain (Loss) on Securities
        (realized and unrealized) .........................       0.75
                                                           -----------
Total from Investment Operations ..........................       0.71

LESS DISTRIBUTIONS
Dividends (from Net Investment Income) ....................       --
Distributions (from Capital Gains) ........................       --
                                                           -----------
        Total Distributions ...............................       --
                                                           -----------
NET ASSET VALUE END OF PERIOD .............................$     10.71
                                                           ===========
TOTAL RETURN(a) ...........................................       7.10%
RATIOS/SUPPLEMENTAL DATA

Net Assets End of Period (thousands) ......................$     1,706
Ratio of Expenses to Average Net
        Assets ............................................       2.46%
Ratio of Net Investment Income (Loss)
        to Average Net Assets .............................      (0.97%)
Portfolio Turnover Rate ...................................        341%
Average Commission Paid Per Equity
        Share Traded(j) ...................................$    0.0672

                             See accompanying notes.

                              FINANCIAL HIGHLIGHTS

Selected data for each share of capital stock outstanding throughout each period

SECURITY ULTRA FUND (CLASS A)

                                                                         Fiscal Period Ended September 30
                                        ------------------------------------------------------------------------------------------
                                         1998(g)(m)        1997(g)           1996(g)          1995(g)         1994(c)      1993
                                        -----------     -----------      ------------      -----------    -----------  -----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ..  $     9.24      $      8.25      $       8.20      $      6.82    $      8.13  $      6.66
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income ................       (0.03)           (0.08)            (0.05)           (0.02)         (0.05)       (0.03)
Net Gain (Loss) on Securities
        (realized and unrealized) ....        0.63             1.65              1.10             1.54          (0.19)        1.79
                                        ----------      -----------      ------------      -----------    -----------  -----------
Total from Investment Operations .....        0.60             1.57              1.05             1.52          (0.24)        1.76

LESS DISTRIBUTIONS
Dividends (from Net Investment Income)        --               --                --               --             --           --
Distributions (from Capital Gains) ...       (0.47)           (0.58)            (1.00)           (0.14)         (1.07)       (0.29)
                                        ----------      -----------      ------------      -----------    -----------  -----------
        Total Distributions ..........       (0.47)           (0.58)            (1.00)           (0.14)         (1.07)       (0.29)
                                        ----------      -----------      ------------      -----------    -----------  -----------
NET ASSET VALUE END OF PERIOD ........  $     9.37      $      9.24      $       8.25      $      8.20    $      6.82  $      8.13
                                        ==========      ===========      ============      ===========    ===========  ===========
TOTAL RETURN(a) ......................        7.24%           20.57%            15.36%           22.69%          (3.6%)      26.80%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) .  $   88,574      $    84,504      $     74,230      $    66,052    $    60,695  $    71,056
Ratio of Expenses to Average Net
        Assets .......................        1.23%            1.71%             1.31%            1.32%          1.33%        1.30%
Ratio of Net Investment Income (Loss)
        to Average Net Assets ........       (0.64%)          (1.01%)            (.61%)           (.31%)         (.80%)       (.50%)
Portfolio Turnover Rate ..............         139%              68%              161%             180%           111%         101%
Average Commission Paid Per Equity
        Share Traded(j) ..............  $   0.0592      $    0.0600      $     0.0606             --             --           --

SECURITY ULTRA FUND (CLASS B)

                                                                              Fiscal Period Ended September 30
                                                   -------------------------------------------------------------------------------
                                                    1998(g)(m)          1997(g)          1996(g)           1995(g)        1994(c)
                                                   -----------      ------------      -----------      ------------     ----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ............   $     8.90       $      8.03       $     8.11       $      6.81     $     8.30
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income ..........................        (0.07)            (0.15)           (0.13)            (0.09)         (0.10)
Net Gain (Loss) on Securities
        (realized and unrealized) ..............         0.60              1.60             1.05              1.53          (0.32)
                                                   ----------       -----------       ----------       -----------     ----------
Total from Investment Operations ...............         0.53              1.45             0.92              1.44          (0.42)

LESS DISTRIBUTIONS
Dividends (from Net Investment Income) .........         --                --               --                --             --
Distributions (from Capital Gains) .............        (0.47)            (0.58)           (1.00)            (0.14)         (1.07)
                                                   ----------       -----------       ----------       -----------     ----------
        Total Distributions ....................        (0.47)            (0.58)           (1.00)            (0.14)         (1.07)
                                                   ----------       -----------       ----------       -----------     ----------
NET ASSET VALUE END OF PERIOD ..................   $     8.96       $      8.90       $     8.03       $      8.11     $     6.81
                                                   ==========       ===========       ==========       ===========     ==========
TOTAL RETURN(a) ................................         6.71%            19.58%           13.81%            21.53%         (5.70%)
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ...........   $    7,928       $     5,964       $    2,698       $     5,428     $    1,254
Ratio of Expenses to Average Net
        Assets .................................         2.23%             2.71%            2.31%             2.32%          2.36%
Ratio of Net Investment Income (Loss)
        to Average Net Assets ..................        (1.64%)           (2.01%)          (1.61%)           (1.31%)        (1.76%)
Portfolio Turnover Rate ........................          139%               68%             161%              180%           110%
Average Commission Paid Per Equity
        Share Traded(j) ........................   $   0.0592       $    0.0600       $   0.0606              --             --

                             See accompanying notes.

                              FINANCIAL HIGHLIGHTS

Selected data for each share of capital stock outstanding throughout each period

(a) Total return information does not reflect deduction of any sales charges imposed at the time of purchase for Class A shares or upon redemption for Class B shares.

(b) Effective July 6, 1993, Security Growth and Income Fund changed its investment objective from investing for income with secondary emphasis on long-term capital growth to long-term capital growth with secondary emphasis on income. Effective the same date the fund changed its name from Security Investment Fund to Security Growth and Income Fund.

(c) Class "B" Shares were initially capitalized on October 19, 1993. Percentage amounts for the period, except total return, have been annualized. Per share data has been calculated using the average month-end shares outstanding.

(d) Security Global Series was initially capitalized on October 1, 1993, with a net asset value of $10 per share. Percentage amounts for the period, except for total return, have been annualized.

(e) Security Asset Allocation Series was initially capitalized on June 1, 1995, with a net asset value of $10 per share. Percentage amounts for the period have been annualized, except for total return. Per share data has been calculated using average month-end shares outstanding.

(f) Fund expenses were reduced by the Investment Manager during the period and expense ratios absent such reimbursement would have been as follows:

                                    1995   1996   1997   1998
                                    ----   ----   ----   ----
Asset Allocation Series Class A     3.6%   3.1%   2.4%   2.5%
                        Class B     4.7%   3.9%   3.3%   3.4%
Social Awareness Series Class A     N/A    N/A    1.7%   1.5%
                        Class B     N/A    N/A    2.8%   2.6%
Value Series            Class A     N/A    N/A    1.9%   1.7%
                        Class B     N/A    N/A    2.8%   2.8%
Small Company Series    Class A     N/A    N/A    N/A    2.4%
                        Class B     N/A    N/A    N/A    3.5%

(g) Net investment income (loss) was computed using average shares outstanding throughout the period.

(h) Security Social Awareness Series was initially capitalized on November 1, 1996, with a net asset value of $15 per share. Percentage amounts for the period, except for total return, have been annualized.

(i) Security Value Series was initially capitalized on May 1, 1997, with a net asset value of $10 per share. Percentage amounts for the period, except for total return, have been annualized.

(j) Brokerage commissions paid on portfolio transactions increase the cost of securities purchased or reduce the proceeds of securities sold and are not reflected in the Fund's statement of operations. Shares traded on a principal basis, such as most over-the-counter and fixed-income transctions, pay a "spread" or "mark-up" rather than a commission and are therefore excluded from this calculation. Generally, non-U.S. commissions are lower than U.S. commissions when expressed as cents per share but higher when expressed as a percentage of transactions because of the lower per-share prices of many non-U.S. Securities. Prior to 1996, average commission information was not required to be disclosed.

(k) Meridian Investment Management Corporation (Meridian) became the sub-advisor of Asset Allocation Series effective August 1, 1997. Prior to August 1, 1997 SMC paid Templeton/Franklin Investment Services, Inc. and Meridian for research services provided to Asset Allocation Series.

(l) Security Small Company Series was initially capitalized on October 15, 1997, with a net asset of value of $10 per share. Percentage amounts for the period, except for total return, have been annualized.

(m) Unaudited figures for the six months ended March 31, 1998. Percentage amounts for the period, except total return, have been annualized.

                            See accompanying notes.

                    NOTES TO FINANCIAL STATEMENTS (Unaudited)
                                 March 31, 1998

1. SIGNIFICANT ACCOUNTING POLICIES

    Security Growth and Income, Equity and Ultra Funds (the Funds) are registered under the Investment Company Act of 1940, as amended, as diversified open-end management investment companies. The shares of Security Equity Fund are currently issued in six Series, the Equity Series, the Global Series, the Asset Allocation Series, the Social Awareness Series, Value Series and the Small Company Series with each Series, in effect representing a separate Fund. Class A shares are sold with a sales charge at the time of purchase. Class A shares are not subject to a sales charge when they are redeemed. The Funds began offering an additional class of shares ("B"shares) to the public on October 19, 1993. The shares are offered without a front-end sales charge but incur additional class - specific expenses. Redemptions of the shares within five years of acquisition incur a contingent deferred sales charge. The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles.

    A. SECURITY VALUATION -- Valuations of the Funds' securities are supplied by a pricing service approved by the Board of Directors. Securities listed or traded on a national securities exchange are valued on the basis of the last sales price. If there are no sales on a particular day, then the securities are valued at the last bid price. If a security is traded on multiple exchanges, its value will be based on prices from the principal exchange where it is traded. All other securities for which market quotations are available are valued on the basis of the current bid price. If there is no bid price or if the bid price is deemed to be unsatisfactory by the Board of Directors or the Funds' investment manager, then the securities are valued in good faith by such method as the Board of Directors determines will reflect the fair market value. The Funds generally will value short-term debt securities at prices based on market quotations for securities of similar type, yield, quality and duration, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost which approximates market value.

    Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Exchange. The values of foreign securities are determined as of the close of such foreign markets or the close of the New York Exchange, if earlier. All investments quoted in foreign currency are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. The Global Series' and Asset Allocation Series' investments in foreign securities may involve risks not present in domestic investments. Since foreign securities may be denominated in a foreign currency and involve settlement and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Global Series and Asset Allocation Series to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

    B. FOREIGN CURRENCY TRANSACTIONS -- The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

    The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

    Net realized foreign exchange gains or losses arise from sales of portfolio securities, sales of foreign currencies, and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollars value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of portfolio securities and other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

    C. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- Global Series and Asset Allocation Series may enter into forward foreign exchange contracts in order to manage against foreign currency risk from purchase or sale of securities denominated in foreign currency. Global Series and Asset Allocation Series may also enter into such contracts to manage changes in foreign currency exchange rates on portfolio positions. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as unrealized gains or losses. Realized gains or losses are recognized when contracts are settled and are reflected in the statement of operations. These contracts involve market risk in excess of the amount reflected in the balance sheet. The face or contract amount in U.S. dollars reflects the total exposure the Global Series and Asset Allocation Series have in that particular currency contract. Losses may arise due to changes in the value of the foreign currency or if the counterparty does not perform under the contract.

    D. FUTURES -- Growth & Income Fund, Asset Allocation Series, Social Awareness Series and Ultra Fund utilize futures contracts to a limited extent, with the objectives of maintaining full exposure to the underlying stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. Growth & Income Fund, Asset Allocation Series, Social

                    NOTES TO FINANCIAL STATEMENTS (Unaudited)

Awareness Series and Ultra Fund may purchase futures contracts to immediately position incoming cash in the market, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. In the event the redemptions, the Growth & Income Fund, Asset Allocation Series, Social Awareness Series and Ultra Fund may pay departing shareholders from its cash balances and reduce their futures positions accordingly. Returns may be enhanced by purchasing futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks contained in the indexes and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Funds are required to deposit either cash or securities, representing the initial margin, equal to a certain percentage of the contract value. Subsequent changes in the value of the contract, or variation margin, are recorded as unrealized gains or losses. The variation margin is paid or received in cash daily by the Funds. The Funds realize a gain or loss when the contract is closed or expires. There were no futures contracts held by the Funds at March 31, 1998.

    E. SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are reported on an identified cost basis. Dividend income less foreign taxes withheld (if any) plus foreign taxes recoverable (if any) are recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Premium and discounts (except original issue discounts) on debt securities are not amortized.

    F. DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences are primarily due to differing treatments relating to the expiration of net operating losses and the recharacterization of foreign currency gains and losses.

    G. TAXES -- The Funds complied with the requirements of the Internal Revenue Code applicable to regulated investment companies and distributed all of their taxable net income and net realized gains sufficient to relieve them from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state inocme tax is required.

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

    Under terms of the investment advisory contract, Security Management Company, LLC (SMC) agrees to provide, or arrange for others to provide, all the services required by the Funds for a single fee (except for the Asset Allocation, Social Awareness, Value and Small Company Series of Security Equity
Fund), including investment advisory services, transfer agent services and certain other administrative services. For Growth and Income Fund, Equity Series and Ultra Fund this fee is equal to 2% of the first $10 million of the average daily closing value of each Fund's net assets, 1 1/2% of the next $20 million, and 1% of the remaining net assets of the Fund for the fiscal year. For Global Series this fee is equal to 2% of the first $70 million of the average daily closing value of the Series' net assets and 1 1/2% of the remaining average net assets of the Series for the fiscal year. Additionally, SMC agrees to assume all of the Funds' expenses, except for its fee and the expenses of interest, taxes, brokerage commissions and extraordinary items and Class B distribution fees. SMC also serves as Investment Advisor to the Asset Allocation, Social Awareness, Value Series and Small Company Series, and accordingly receives a fee equal to 1% of the average net assets of these Series.

    SMC also acts as the administrative agent and transfer agent for the Asset Allocation, Social Awareness, Value and Small Company Series, and as such performs administrative functions, transfer agency and dividend disbursing services, and the bookkeeping, accounting and pricing functions for each Series. For these services, the Investment Manager receives, from Asset Allocation Series, an administrative fee equal to .045% of the average daily net assets of the Series plus, the greater of .10% of its average net assets or $60,000. For administrative services provided to the Social Awareness Series, Value Series and the Small Company Series, SMC receives an administrative fee equal to .09% of the average daily net assets of each Series. For transfer agent services, SMC is paid an annual fixed charge per account as well as a transaction fee for all shareholder and dividend payments.

    SMC pays a Sub-Advisor, Lexington Management Corporation (LMC), an annual fee in an amount equal to .50% of the average daily net assets of Global Series, for investment advisory and certain administrative services provided to the Global Series. SMC pays Meridian Investment Management Corporation for subadvisory services provided to the asset Allocation Series, an annual fee equal to the following schedule:

AVERAGE DAILY NET ASSETS OF THE SERIES                     ANNUAL FEES
--------------------------------------                     -----------
Less Than $100 Million...................................  .40%, plus
$100 Million but less than $200 Million..................  .35%, plus
$200 Million but less than $400 Million..................  .30%, plus
$400 Million or more.....................................  .25%

    SMC pays Strong Capital Management, Inc. ("Strong") with respect to Small Company Series, an annual fee based on the combined average net assets of the Series and another fund within the Security Funds for which Strong provides advisory services. The fee is equal to .50% of the combined average net assets under $150,000,000, .45% of the combined average net assets at or above $150,000,000 but less than $500,000,000, and .40% of the combined average net assets at or above $500,000,000.

    SMC has agreed to limit the total expenses of the Asset Allocation Series, Social Awareness Series, Value Series and the Small Company Series to 2% of the average net assets, excluding 12b-1 fees. SMC waived management fees on the Asset Allocation Series, Social Awareness Series and Value Series until February 1, 1998. SMC has also agreed to waive the management fees for the Small Company Series until September 30, 1998.

                    NOTES TO FINANCIAL STATEMENTS (Unaudited)

    The Funds have adopted Distribution Plans related to the offering of Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plans provide for payments at an annual rate of 1.0% of the average net assets of each Fund's Class B shares.

    Security Distributors, Inc. (SDI), a wholly-owned subsidiary of SMC and the national distributor of the Funds, received net underwriting commissions on sales of Class A shares and contingent deferred sales charges on redemptions occurring within 5 years of the date of purchase of Class B shares after allowances to brokers and dealers in the amounts presented in the following table:

                                 SDI                   BROKER/     BROKER/
                            UNDERWRITING    CDSC       DEALER      DEALER
                              (CLASS A)   (CLASS B)   (CLASS A)   (CLASS B)
                             ----------    -------    --------    --------
Growth & Income Fund           $10,454      $7,249     $87,688     $86,005
Equity Series                 $117,403     $60,299    $585,441    $498,012
Global Series                   $1,347     $16,236      $7,533     $21,565
Asset Allocation Series           $821      $6,858      $4,361      $2,740
Social Awareness Series         $4,023        $560     $23,900      $9,735
Value Series                    $4,239      $2,374     $72,478     $77,666
Small Company Series                $0          $0     $14,410      $6,738
Ultra Fund                      $3,133      $3,989     $14,212      $9,271

    Certain officers and directors of the Funds are also officers and/or directors of Security Benefit Life Insurance Company and its subsidiaries, which include SMC and SDI.

3.  FEDERAL INCOME TAX MATTERS

    For federal income tax purposes, the amounts of unrealized appreciation (depreciation) at March 31, 1998, were as follows:

                                  GROSS          GROSS           NET
                               UNREALIZED     UNREALIZED      UNREALIZED
                              APPRECIATION   DEPRECIATION    APPRECIATION
                              ------------   ------------    ------------
Growth & Income Fund          $ 11,109,339   $(1,290,289)   $    9,819,050
Equity Series                  393,135,718      (187,144)      392,948,574
Global Series                    7,106,893    (1,490,138)        5,616,755
Asset Allocation Series          1,231,577      (429,790)          801,787
Social Awareness Series          3,047,159       (36,007)        3,011,152
Value Series                     2,474,928      (180,098)        2,294,830
Small Company Series               595,145       (13,946)          581,199
Ultra Fund                      22,855,646    (1,564,983)       21,290,663

4. INVESTMENT TRANSACTIONS

    Investment transactions for the period ended March 31, 1998, (excluding overnight investments and short-term commercial paper) are as follows:

                                                             PROCEEDS
                                          PURCHASES          FROM SALES
                                          ---------           ---------
Growth & Income Fund                    $ 84,535,621      $  87,038,836
Equity Series                            232,973,941        245,131,110
Global Series                             16,134,048         19,325,909
Asset Allocation Series                    1,869,710          2,155,734
Social Awareness Series                    4,177,762          2,769,227
Value Series                              11,073,295          5,861,546
Small Company Series                       7,887,160          2,885,104
Ultra Fund                                60,978,475         57,845,787

5. FORWARD FOREIGN EXCHANGE CONTRACTS

    At March 31, 1998, Global Series had the following open forward foreign exchange contracts to sell currency (excluding foreign currency contracts used for purchase and sale settlements):

                             SETTLEMENT  FOREIGN       U.S.      UNREALIZED
CURRENCY               TYPE     DATE      AMOUNT      AMOUNT     GAIN (LOSS)
--------               ----   -------   ----------   ---------   -----------
Australian Dollar      Sell    5/4/98   $1,305,170    $917,600    $53,525
Canadian Dollar        Sell    6/1/98    1,472,878   1,042,008    2,207
Canadian Dollar         Buy    6/1/98      145,359     102,071    548
German Deutsche Mark   Sell   10/1/98    1,902,027   1,039,984    (1)
British Pound          Sell    4/1/98    1,161,148   1,857,430    (87,028)
British Pound           Buy    4/1/98    1,161,148   1,934,519    9,940
Japanese Yen           Sell    7/8/98  176,720,700   1,356,000    10,825
Japanese Yen            Buy    7/8/98  176,720,700   1,406,116    (60,942)
New Zealand Dollar     Sell    4/6/98      917,017     584,919    78,302
New Zealand Dollar      Buy    4/6/98      917,017     521,736    (15,119)
Swedish Krona          Sell   10/1/98    5,481,412     693,323    3,230
                                                                  --------
                                                                  ($4,513)
                                                                  ========

The Security Group of Mutual Funds

Security Growth and Income Fund
Security Equity Fund
        o  Equity Series
        o  Global Series
        o  Asset Allocation Series
        o  Social Awareness Series
        o  Value Series
        o  Small Company Series

Security Ultra Fund

Security Income Fund
        o  Corporate Bond Series
        o  U.S. Government Series
        o  Limited Maturity Bond Series
        o  High Yield Series

Security Municipal Bond Fund

Security Cash Fund

This report is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus which contains details concerning the sales charges and other pertinent information.

SECURITY FUNDS
OFFICERS AND DIRECTORS

DIRECTORS

Donald A. Chubb, Jr.
John D. Cleland
Donald L. Hardesty
Penny A. Lumpkin
Mark L. Morris, Jr., D.V.M.
Maynard F. Oliverius
James R. Schmank

OFFICERS

John D. Cleland, President
James R. Schmank, Vice President
Mark E. Young, Vice President
Steven M. Bowser, Vice President, Equity Fund
David Eshnaur, Vice President, Equity Fund
Terry A. Milberger, Vice President, Equity Fund
Michael A. Petersen, Vice President, Growth and Income Fund
James P. Schier, Vice President, Equity Fund
Cindy L. Shields, Vice President, Ultra and Equity Fund
Jane A. Tedder, Vice President, Equity Fund
Amy J. Lee, Secretary
Christopher D. Swickard, Assistant Secretary
Brenda M. Harwood, Treasurer

Security Distributors, Inc.
700 SW Harrison St.
Topeka, KS 66636-0001
(785) 431-3127
(800) 888-2461

                            PART C. OTHER INFORMATION

ITEM 23.  EXHIBITS

(a)  Articles of Incorporation
(b)  Bylaws(1)
(c)  Specimen copy of share  certificates  for Fund's shares of capital stock
(d)  (1) Investment Management and Services Agreement
     (2) Sub-Advisory Contract - Oppenheimer
     (3) Sub-Advisory Contract - Meridian(2)
     (4) Sub-Advisory Contract - Strong(3)
     (5) Form of Sub-Advisory Contract - Bankers Trust
(e)  (1) Distribution Agreement
     (2) Class B Distribution Agreement
     (3) Form of Class C Distribution Agreement
     (4) Underwriter-Dealer Agreement*
(f)  Not applicable
(g)  (1) Custodian Agreement - UMB Bank
     (2) Form of Custodian Agreement - Chase Manhattan Bank
(h)  Not applicable
(i)  Legal Opinion
(j)  Consent of Independent Auditors
(k)  Not applicable
(l)  Not applicable
(m)  (1) Class A Distribution Plan
     (2) Class B Distribution Plan(1)
     (3) Form of Class C Distribution Plan
(n)  Financial Data Schedules
(o)  Multiple Class Plan

(1)  Incorporated   herein  by  reference   to  the  Exhibits   filed  with  the
     Registrant's Post-Effective Amendment No. 72 to Registration Statement 2-19458 (June 1, 1995).

(2)  Incorporated   herein  by  reference   to  the  Exhibits   filed  with  the
     Registrant's Post-Effective Amendment No. 79 to Registration Statement 2-19458 (October 15, 1997).

(3)  Incorporated   herein  by  reference   to  the  Exhibits   filed  with  the
     Registrant's Post-Effective Amendment No. 80 to Registration Statement 2-19458 (October 15, 1997).

*To be filed by amendment.

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH FUND.

Not applicable.

ITEM 25.  INDEMNIFICATION.

A policy of insurance covering Security Management Company, LLC, its affiliate Security Distributors, Inc., and all of the registered investment companies advised by Security Management Company, LLC insures the Registrant's directors and officers against liability arising by reason of an alleged breach of duty caused by any negligent act, error or accidental omission in the scope of their duties.

Article Tenth of Registrant's Articles of Incorporation provides in relevant part as follows:

"(5) Each director and officer (and his heirs, executors and administrators) shall be indemnified by the Corporation against reasonable costs and expenses incurred by him in connection with any action, suit or proceeding to which he is made a party by reason of his being or having been a Director or officer of the Corporation, except in relation to any action, suit or proceeding in which he has been adjudged liable because of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. In the absence of an adjudication which expressly absolves the Director or officer of liability to the Corporation or its stockholders for willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, or in the event of a settlement, each Director and officer (and his heirs, executors and administrators) shall be indemnified by the Corporation against payment made, including reasonable costs and expenses, provided that such indemnity shall be conditioned upon a written opinion of independent counsel that the Director or officer has no liability by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. The indemnity provided herein shall, in the event of settlement of any such action, suit or proceeding, not exceed the costs and expenses (including attorneys' fees) which would reasonably have been incurred if such action, suit or proceeding had been litigated to a final conclusion. Such a determination by independent counsel and the payment of amounts by the Corporation on the basis thereof shall not prevent a stockholder from challenging such indemnification by appropriate legal proceeding on the grounds that the officer or Director was liable because of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. The foregoing rights and indemnification shall not be exclusive of any other rights to which the officers and Directors may be entitled according to law."

Article Sixteenth of Registrant's Articles of Incorporation, as amended December 10, 1987, provides as follows:

"A director shall not be personally liable to the corporation or to its stockholders for monetary damages for breach of fiduciary duty as a director, provided that this sentence shall not eliminate nor limit the liability of a director:

A. for any breach of his or her duty of loyalty to the corporation or to its stockholders;

B. for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;

C. for an unlawful dividend, stock purchase or redemption under the provisions of Kansas Statutes Annotated (K.S.A.) 17-6424 and amendments thereto; or

D. for any transaction from which the director derived an improper personal benefit."

Item Thirty of Registrant's Bylaws, dated February 3, 1995, provides, in relevant part, as follows:

"Each person who is or was a Director or officer of the Corporation or is or was serving at the request of the Corporation as a Director or officer of another corporation (including the heirs, executors, administrators and estate of such person) shall be indemnified by the Corporation as of right to the full extent permitted or authorized by the laws of the State of Kansas, as now in effect and is hereafter amended, against any liability, judgment, fine, amount paid in settlement, cost and expense (including attorneys' fees) asserted or threatened against and incurred by such person in his/her capacity as or arising out of his/her status as a Director or officer of the Corporation or, if serving at the request of the Corporation, as a Director or officer of another corporation. The indemnification provided by this bylaw provision shall not be exclusive of any other rights to which those indemnified may be entitled under the Articles of
Incorporation, under any other bylaw or under any agreement, vote of stockholders or disinterested directors or otherwise, and shall not limit in any way any right which the Corporation may have to make different or further indemnification with respect to the same or different persons or classes of persons.

No person shall be liable to the Corporation for any loss, damage, liability or expense suffered by it on account of any action taken or omitted to be taken by him/her as a Director or officer of the Corporation or of any other corporation which (s)he serves as a Director or officer at the request of the Corporation, if such person (a) exercised the same degree of care and skill as a prudent person would have exercised under the circumstances in the conduct of his/her own affairs, or (b) took or omitted to take such action in reliance upon advice of counsel for the Corporation, or for such other corporation, or upon statement made or information furnished by Directors, officers, employees or agents of the Corporation, or of such other corporation, which (s)he had no reasonable grounds to disbelieve.

In the event any provision of this section 30 shall be in violation of the Investment Company Act of 1940, as amended, or of the rules and regulations promulgated thereunder, such provisions shall be void to the extent of such violations."

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26.  BUSINESS OR OTHER CONNECTIONS OF INVESTMENT ADVISER

Security Management Company, LLC also acts as investment manager to Corporate Bond, Limited Maturity Bond, U.S. Government and High Yield Series of Security Income Fund, SBL Fund, Security Cash Fund, Security Growth and Income Fund, Security Municipal Bond Fund, and Security Ultra Fund.

NAME, BUSINESS* AND OTHER CONNECTIONS OF THE EXECUTIVE OFFICERS AND DIRECTORS OF REGISTRANT'S ADVISER

JAMES R. SCHMANK
----------------
PRESIDENT AND MANAGING MEMBER REPRESENTATIVE--Security Management Company, LLC SENIOR VICE PRESIDENT--Security Benefit Life Insurance Company; Security Benefit
     Group, Inc.
VICE PRESIDENT AND  DIRECTOR--Security  Distributors,  Inc.; Security Growth and
     Income Fund; Security Cash Fund; Security Municipal Bond Fund; Security Ultra Fund; Security Equity Fund; SBL Fund; Advisor's Fund
VICE PRESIDENT--Security  Income Fund DIRECTOR--MFR Advisors,  Inc., One Liberty
     Plaza, 46th Floor, New York, New York 10006; The Parkstone Advantage Fund, 3435 Stelzer Road, Columbus, Ohio 43219; Stormont-Vail Foundation, 1500 SW 10th, Topeka, Kansas 66604
PRESIDENT AND DIRECTOR--Auburn-Washburn Public Schools Foundation, 5928 SW 53rd,
     Topeka, Kansas 66610
TRUSTEE--Eugene P. Mitchell Charitable Remainder Unit Trust (Family Trust)

JOHN D. CLELAND
---------------
SENIOR VICE PRESIDENT AND MANAGING  MEMBER  REPRESENTATIVE--Security  Management
     Company, LLC
PRESIDENT AND  DIRECTOR--Security  Cash Fund;  Security  Income  Fund;  Security
     Municipal Bond Fund; SBL Fund; Security Growth and Income Fund; Security Equity Fund; Security Ultra Fund; Advisor's Fund
SENIOR VICE PRESIDENT--Security Benefit Life Insurance Company; Security Benefit
     Group, Inc.
VICE PRESIDENT AND DIRECTOR- -Security Distributors, Inc.
TRUSTEE AND TREASURER--Mount  Hope Cemetery  Corporation,  4700 SW 17th, Topeka,
     Kansas
TRUSTEE AND INVESTMENT COMMITTEE CHAIRMAN--Topeka Community Foundation,  5100 SW
     10th, Topeka, Kansas

MARK E. YOUNG
-------------
VICE PRESIDENT--Security  Growth and Income Fund; Security Income Fund; Security
     Cash Fund; Security Municipal Bond Fund; Security Ultra Fund; Security Equity Fund; SBL Fund; Security Management Company, LLC
SECOND VICE PRESIDENT--Security Benefit Life Insurance Company; Security Benefit
     Group, Inc.
ASSISTANT VICE  PRESIDENT--First  Security  Benefit Life  Insurance  and Annuity
     Company of New York
VICE PRESIDENT AND DIRECTOR--Security Distributors, Inc.
TRUSTEE--Topeka Zoological Foundation, Topeka, Kansas

TERRY A. MILBERGER
------------------
SENIOR VICE PRESIDENT AND SENIOR PORTFOLIO MANAGER--Security Management Company,
     LLC
SENIOR VICE PRESIDENT--Security Benefit Life Insurance Company; Security Benefit
     Group, Inc.
VICE PRESIDENT--Security Equity Fund; SBL Fund

MICHAEL A. PETERSEN
-------------------
VICE PRESIDENT AND SENIOR PORTFOLIO MANAGER--Security Management Company, LLC VICE PRESIDENT--Security Benefit Life Insurance Company; Security Benefit Group,
     Inc.; SBL Fund; Security Growth and Income Fund

JANE A. TEDDER
--------------
VICE PRESIDENT AND SENIOR ECONOMIST--Security Management Company, LLC
VICE PRESIDENT--Security Benefit Life Insurance Company; Security Benefit Group,
     Inc.; SBL Fund

AMY J. LEE
----------
VICE PRESIDENT,  ASSOCIATE  GENERAL  COUNSEL AND  ASSISTANT  SECRETARY--Security
     Benefit Life Insurance Company; Security Benefit Group, Inc. SECRETARY--Security Management Company, LLC; Security Distributors, Inc.;
     Security Cash Fund; Security Equity Fund; Security Municipal Bond Fund; Security Ultra Fund; SBL Fund; Security Growth and Income Fund; Security Income Fund; Advisor's Fund
DIRECTOR--Midland Hospice Care, Inc., 200 SW Frazier Court, Topeka, Kansas 66606

BRENDA M. HARWOOD
-----------------
ASSISTANT VICE PRESIDENT AND TREASURER--Security Management Company, LLC TREASURER--Security Equity Fund; Security Ultra Fund; Security Growth and Income
     Fund; Security Income Fund; Security Cash Fund; SBL Fund; Security Municipal Bond Fund; Advisor's Fund; Security Distributors, Inc.
ASSISTANT VICE  PRESIDENT--Security  Benefit Life  Insurance  Company;  Security
     Benefit Group, Inc.
DIRECTOR--The Parkstone Advantage Fund, 3435 Stelzer Road, Columbus, Ohio 43219

STEVEN M. BOWSER
----------------
SECOND VICE PRESIDENT AND PORTFOLIO MANAGER--Security Management Company, LLC SECOND VICE PRESIDENT--Security Benefit Life Insurance Company; Security Benefit
     Group, Inc.
VICE PRESIDENT--Security Income Fund; Security Equity Fund; SBL Fund

THOMAS A. SWANK
---------------
VICE PRESIDENT AND PORTFOLIO MANAGER--Security Management Company, LLC
VICE PRESIDENT AND CHIEF  INVESTMENT  OFFICER--Security  Benefit Life  Insurance
     Company; Security Benefit Group, Inc.
VICE PRESIDENT--SBL Fund; Security Income Fund

CINDY L. SHIELDS
----------------
ASSISTANT VICE PRESIDENT AND PORTFOLIO MANAGER--Security Management Company, LLC ASSISTANT VICE PRESIDENT--Security Benefit Life Insurance Company; Security
     Benefit Group, Inc.
VICE PRESIDENT--SBL Fund; Security Equity Fund

LARRY L. VALENCIA
-----------------
ASSISTANT  VICE  PRESIDENT  AND  SENIOR  RESEARCH  ANALYST--Security  Management
     Company, LLC

JAMES P. SCHIER
---------------
ASSISTANT VICE PRESIDENT AND PORTFOLIO MANAGER--Security Management Company, LLC ASSISTANT VICE PRESIDENT--Security Benefit Life Insurance Company; Security
     Benefit Group, Inc.
VICE PRESIDENT--SBL Fund; Security Equity Fund; Security Ultra Fund

DAVID ESHNAUR
-------------
ASSISTANT VICE PRESIDENT AND PORTFOLIO MANAGER--Security Management Company, LLC ASSISTANT VICE PRESIDENT--Security Benefit Life Insurance Company; Security
     Benefit Group, Inc.
VICE PRESIDENT--SBL Fund; Security Income Fund; Security Equity Fund

MARTHA L. SUTHERLAND
--------------------
SECOND VICE PRESIDENT--Security Management Company, LLC
VICE PRESIDENT--Security Benefit Life Insurance Company; Security Benefit Group,
     Inc.

CHRISTOPHER D. SWICKARD
-----------------------
ASSISTANT  SECRETARY--Security  Management  Company,  LLC;  Security  Cash Fund;
     Security Equity Fund; Security Municipal Bond Fund; Security Ultra Fund; SBL Fund; Security Growth and Income Fund; Security Income Fund; Advisor's Fund
ASSISTANT VICE PRESIDENT AND ASSISTANT  COUNSEL--Security Benefit Life Insurance
     Company; Security Benefit Group, Inc.

*Located at 700 Harrison, Topeka, Kansas 66636-0001

OPPENHEIMERFUNDS, INC.:

OppenheimerFunds,   Inc.,  sub-adviser  to  Global  Series,   currently  manages
investment companies other than the Registrant with assets of more than $85 billion.

For  information  as to the  business,  profession,  vocation or employment of a substantial nature of each director, officer or partner of OppenheimerFunds, Inc., reference is made to Schedule A and D of Form ADV filed by OppenheimerFunds, Inc. under the Investment Advisers Act of 1940 (SEC File No. 801-8253) which is incorporated by reference.

MERIDIAN INVESTMENT MANAGEMENT CORPORATION

Meridian Investment Management Corporation, sub-adviser to Asset Allocation Series, serves as an investment adviser, sub-adviser and provider of investment research to mutual funds and private accounts representing assets over $650 million.

For information as to the business, profession, vocation or employment of a substantial nature of each director, officer or partner of Meridian Investment Management Corporation, reference is made to Schedule A and D of Form ADV filed by Meridian Investment Management Corporation under the Investment Advisers Act of 1940 (SEC File No. 801-38868) which is incorporated by reference.

STRONG CAPITAL MANAGEMENT, INC.

Strong Capital Management, Inc., sub-adviser to Small Company Series, serves as investment adviser to the Strong Funds and provides investment management services for mutual funds and other investment portfolios representing assets over $27 billion.

For information as to the business, profession, vocation or employment of a substantial nature of each director, officer or partner of Strong Capital Management, Inc., reference is made to Schedule A and D of Form ADV filed by Strong Capital Management, Inc. under the Investment Advisers Act of 1940 (SEC File No. 801-10724) which is incorporated by reference.

BANKERS TRUST COMPANY

Bankers Trust Company ("Bankers Trust") serves as sub-adviser to Enhanced Index Series and International Series. Bankers Trust, a New York banking corporation, is a wholly-owned subsidiary of Bankers Trust New York Corporation. Bankers Trust conducts a variety of commercial banking and trust activities and is a major wholesale supplier of financial services to the international institutional market.

To the knowledge of the Fund, none of the directors or officers of Bankers Trust, except those set forth below, is engaged in any other business, profession, vocation or employment of a substantial nature, except that certain directors and officers also hold various positions with and engage in business for Bankers Trust New York Corporation. Set forth below are the names and principal businesses of the directors and officers of Bankers Trust who are engaged in any other business, profession, vocation or employment of a substantial nature.

NAME AND PRINCIPAL BUSINESS ADDRESS, PRINCIPAL OCCUPATION AND OTHER INFORMATION

GEORGE B. BEITZEL
-----------------
International Business Machines Corporation,  Old Orchard Road, Armonk, New York
     10504.
DIRECTOR--Bankers  Trust  Company;   Computer  Task  Group;  Phillips  Petroleum
     Company; Caliber Systems, Inc. (formerly Roadway Services Inc.); Rohm and Haas Company; TIG Holdings
RETIRED SENIOR VICE  PRESIDENT  AND  DIRECTOR--International  Business  Machines
     Corporation
CHAIRMAN EMERITUS--Amherst College
CHAIRMAN--Colonial Williamsburg Foundation

RICHARD H. DANIEL
-----------------
Bankers Trust Company, 130 Liberty Street, New York, New York 10006.
VICE CHAIRMAN AND CHIEF FINANCIAL  OFFICER--Bankers Trust Company; Bankers Trust
     New York Corporation
BENEFICIAL  OWNER,  GENERAL  PARTNER--Daniel  Brothers;  Daniel  Lingo & Assoc.;
     Daniel Pelt & Assoc.
BENEFICIAL OWNER--Rhea C. Daniel Trust

PHILIP A. GRIFFITHS
-------------------
Bankers Trust Company, 130 Liberty Street, New York, New York 10006.
DIRECTOR--Institute for Advanced Study; Bankers Trust Company
CHAIRMAN--Committee  on Science,  Engineering  and Public Policy of the National
     Academies of Sciences and Engineering and the Institute of Medicine CHAIRMAN AND MEMBER--Nominations Committee; Committee on Science and Engineering
     Indicators; National Science Board
TRUSTEE--North Carolina School of Science and Mathematics; the Woodward Academy

WILLIAM R. HOWELL
-----------------
J. C. Penney Company, Inc., P.O. Box 10001, Plano, Texas 75301-0001.
CHAIRMAN EMERITUS--J. C. Penney Company, Inc.
DIRECTOR--Bankers  Trust  Company;   Exxon  Corporation;   Halliburton  Company;
     Warner-Lambert Corporation; The Williams Companies, Inc.; National Retail Federation

VERNON E. JORDAN, JR.
---------------------
Akin,Gump,  Strauss,   Hauer  &  Feld,  LLP,  1333  New  Hampshire  Avenue,  NW,
     Washington, District of Columbia 20036.
DIRECTOR--Bankers Trust Company; American Express Company;  Dow-Jones,  Inc.; J.
     C. Penney Company, Inc.; Revlon Group Incorporated; Ryder System, Inc.; Sara Lee Corporation; Union Carbide Corporation; Xerox Corporation
TRUSTEE--Brookings Institution; The Ford Foundation; Howard University

DAVID MARSHALL
--------------
Bankers Trust Company, 130 Liberty Street, New York, New York 10006. CHIEFINFORMATION OFFICER AND EXECUTIVE VICE PRESIDENT--Bankers Trust New York
     Corporation
SENIOR MANAGING DIRECTOR--Bankers Trust Company

HAMISH MAXWELL
--------------
Philip Morris Companies, Inc., 120 Park Avenue, New York, New York 10006. RETIRED CHAIRMAN AND CHIEF EXECUTIVE OFFICER--Philip Morris Companies, Inc.
DIRECTOR--Bankers   Trust   Company;   The  News   Corporation   Limited;   Sola
     International Inc.
CHAIRMAN--WWP Group pic

FRANK N. NEWMAN
---------------
Bankers Trust Company, 130 Liberty Street, New York, New York 10006.
CHAIRMAN OF THE BOARD, CHIEF EXECUTIVE OFFICER AND PRESIDENT--Bankers  Trust New
     York Corporation; Bankers Trust Company
DIRECTOR--Bankers Trust Company; Dow-Jones, Inc.; Carnegie Hall

N. J. NICHOLAS, JR.
-------------------
745 Fifth Avenue, New York, New York 10020.
DIRECTOR--Bankers   Trust  Company;   Boston   Scientific   Corporation;   Xerox
     Corporation

RUSSELL E. PALMER
-----------------
The  Palmer Group,  3600 Market Street,  Suite 530,  Philadelphia,  Pennsylvania
     19104.
CHAIRMAN AND CHIEF EXECUTIVE OFFICER--The Palmer Group
DIRECTOR--Bankers Trust Company;  Allied-Signal Inc.; Federal Home Loan Mortgage
     Corporation; GTE Corporation; The May Department Stores Company; Safeguard Scientifics, Inc.
TRUSTEE--University of Pennsylvania

DONALD L. STAHELI
-----------------
Bankers Trust Company, 130 Liberty Street, New York, New York 10006.
CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER--Continental Grain Company DIRECTOR--Bankers Trust Company; ContiFinancial Corporation; Prudential Life
     Insurance Company of America; Fresenius Medical Care, A.g.; America-China Society; National Committee on United States-China Relations; New York City Partnership
CHAIRMAN--U.S.  China Business Council;  Council on Foreign Relations;  National
     Advisor Council of Brigham Young University's Marriott School of Management VICE CHAIRMAN--The Points of Light Foundation
TRUSTEE--American Graduate School of International Management.

PATRICIA CARRY STEWART
----------------------
c/o Office of the Secretary, 130 Liberty Street, New York, New York 10006.
DIRECTOR--Bankers Trust Company; CVS Corporation;  Community Foundation for Palm
     Beach and Martin Counties
TRUSTEE EMERITA--Cornell University

GEORGE J. VOJTA
---------------
Bankers Trust Company, 130 Liberty Street, New York, New York 10006.
VICE CHAIRMAN--Bankers Trust New York Corporation; Bankers Trust Company DIRECTOR--Bankers Trust Company; Alicorp S.A.; Northwest Airlines; Private
     Export Funding Corp.; New York State Banking Board; St. Lukes-Roosevelt Hospital Center
PARTNER--New York City Partnership
CHAIRMAN--Wharton Financial Services Center

PAUL A. VOLCKER
---------------
Bankers Trust Company, 130 Liberty Street, New York, New York 10006.
DIRECTOR--Bankers   Trust  Company;   American  Stock  Exchange;   Nestle  S.A.;
     Prudential Insurance Company; UAL Corporation; American Council on Germany; Aspen Institute; Council on Foreign Relations; The Japan Society
CHAIRMAN--Group of 30
NORTH AMERICAN CHAIRMAN--Trilateral Commission
CO-CHAIRMAN--U.S./Hong Kong Economic Cooperation Committee
TRUSTEE--The American Assembly

MELVIN A. YELLIN
----------------
Bankers Trust Company, 130 Liberty Street, New York, New York 10006.
SENIOR  MANAGING   DIRECTOR   AND  GENERAL   COUNSEL--Bankers   Trust  New  York
     Corporation; Bankers Trust Company
DIRECTOR--1136 Tenants Corporation; ABA Securities Association

ITEM 27.  PRINCIPAL UNDERWRITERS

(a)  Security Ultra Fund
     Security Income Fund
     Security Growth & Income Fund
     Security Municipal Bond Fund
     Variflex Separate Account (Variflex)
     Variflex Separate Account (Variflex ES)
     Varilife Variable Annuity Account
     Security Varilife Separate Account
     Variable Annuity Account VIII (Variflex LS)
     Variable Annuity Account VIII (Variflex Signature)
     Parkstone Variable Annuity Account

(b)     (1)                    (2)                           (3)
 Name and Principal   Position and Offices          Position and Offices
 Business Address*      with Underwriter               with Registrant
 ------------------   --------------------          --------------------
 Richard K Ryan       President and Director        None
 John D. Cleland      Vice President and Director   President and Director
 James R. Schmank     Vice President and Director   Vice President and Treasurer
 Mark E. Young        Vice President and Director   Vice President
 Donald E. Caum       Director                      None
 Amy J. Lee           Secretary                     Secretary
 Brenda M. Harwood    Treasurer                     Treasurer
 William G. Mancuso   Regional Vice President       None
 Susan L. Tully       Regional Vice President       None

 *700 Harrison, Topeka, Kansas 66636-0001

(c) Not applicable.

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS.

Certain accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by Security Management Company, LLC, 700 Harrison, Topeka, Kansas 66636-0001; Lexington Management Corporation, Park 80 West, Plaza Two, Saddle Brook, New Jersey 07663; Meridian Investment Management Corporation, 12835 East Arapahoe Road, Tower II, 7th Floor, Englewood, Colorado, 80112; Strong Capital Management, Inc., 100 Heritage Reserve, Menomonee Falls, Wisconsin, 53051; Templeton/Franklin Investment Services, Inc., 777 Mariners Island Boulevard, San Mateo, California 94404; OppenheimerFunds, Inc. Two World Trade Center, New York, New York 10048 and Bankers Trust Company, One Bankers Trust Plaza, New York, New York 10006. Records relating to the duties of the Registrant's custodian are maintained by UMB Bank, N.A., 928 Grand Avenue, Kansas City, Missouri 64106 and Chase Manhattan Bank, 4 Chase MetroTech Center, Brooklyn, New York 11245.

ITEM 29.  MANAGEMENT SERVICES.

Not applicable.

ITEM 30.  UNDERTAKINGS.

Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act, the Fund has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Topeka, and State of Kansas on the 6th day of November, 1998.

                                                      SECURITY EQUITY FUND
                                                           (The Fund)

                                                 By:       JOHN D. CLELAND
                                                      --------------------------
                                                      John D. Cleland, President

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

                                                 Date:      November 6, 1998
                                                        ------------------------

DONALD A. CHUBB, JR.                     Director
------------------------------------
Donald A. Chubb, Jr.

JOHN D. CLELAND                          President and Director
------------------------------------
John D. Cleland

PENNY A. LUMPKIN                         Director
------------------------------------
Penny A. Lumpkin

MARK L. MORRIS, JR.                      Director
------------------------------------
Mark L. Morris, Jr.

JAMES R. SCHMANK                         Director
------------------------------------
James R. Schmank

MAYNARD OLIVERIUS                        Director
------------------------------------
Maynard Oliverius

BRENDA M. HARWOOD                        Treasurer (Principal Financial Officer)
------------------------------------
Brenda M. Harwood